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          Global Asset Management



          UBS Global Allocation Fund
          UBS Global Equity Fund
          UBS Global Bond Fund
          UBS U.S. Balanced Fund
          UBS U.S. Equity Fund
          UBS U.S. Large Cap Growth Fund
          UBS U.S. Small Cap Growth Fund
          UBS U.S. Bond Fund
          UBS High Yield Fund
          UBS International Equity Fund
          UBS U.S. Value Equity Fund

          Semi-Annual Report
          December 31, 2002

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            TABLE OF CONTENTS
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           Economic Review and Outlook .....................................   2

           Portfolio Managers' Commentary and Schedules of Investments

                 UBS Global Allocation Fund ................................   3
                 UBS Global Equity Fund ....................................  14
                 UBS Global Bond Fund ......................................  20
                 UBS U.S. Balanced Fund ....................................  28
                 UBS U.S. Equity Fund ......................................  36
                 UBS U.S. Large Cap Growth Fund ............................  40
                 UBS U.S. Small Cap Growth Fund ............................  44
                 UBS U.S. Bond Fund ........................................  48
                 UBS High Yield Fund .......................................  55
                 UBS International Equity Fund .............................  63
                 UBS U.S. Value Equity Fund ................................  69

           Statements of Assets and Liabilities ............................  74

           Statements of Operations ........................................  78

           Statements of Changes in Net Assets .............................  80

           Financial Highlights ............................................  84

           Notes to Financial Statements ................................... 106

           Trustee Information ............................................. 115

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1

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  ECONOMIC REVIEW AND OUTLOOK
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--------------------------------------------------------------------------------

At the start of the reporting period, U.S. economic growth appeared to be slowing. Second quarter's gross domestic product (GDP) figure of 1.3% was significantly lower than the healthy 5.0% increase posted in the first quarter of 2002. The decline was attributable to a confluence of events that adversely affected consumer confidence, including the ongoing threat of terrorism, high-profile corporate accounting scandals, and continued turmoil in the Middle East. Although GDP improved during the third quarter--rising to 4.0%--increased geopolitical risks ultimately took their toll on both consumer and corporate spending. In the fourth quarter, despite a move by the Federal Reserve to lower the federal funds rate one-half of a percentage point to 1.25% (its lowest level in 41 years), GDP came in at a dramatically lower 1.4%.

During times of uncertainty, the equity markets do not fare well, and this was certainly true during the second half of 2002. In addition to recession-related speculation, investors had to contend with continued threats of terrorism, a variety of corporate scandals and the increasing possibility of a conflict with Iraq. As a result, flagging investor confidence dragged down U.S. equity prices during the third quarter. The fourth quarter did see a short-lived rally among lower-priced, higher volatility stocks. However, the gains were not enough to overcome the losses posted by the broad market over the prior months, and stocks, as measured by the S&P 500 Index, ultimately posted a 10.29% decline over the six-month period.

The news was similar overseas, as global economic growth prospects weakened. Europe's economic slowdown and market declines had been less severe than in the United States, leading many to believe that Europe's recovery would be more rapid. However, geopolitical risks and other factors prevented the anticipated economic recovery from occurring. By the time the European Monetary Union took action to lower interest rates in December 2002 in an effort to kick-start growth, the move was widely perceived as being too little, too late. Stock prices were held back, despite a fourth quarter rally that resulted in some of the smaller country markets turning in double-digit returns. At period end, European stocks, as measured by the MSCI Europe Index, had declined 14.39%. In Japan, political infighting stymied all efforts at economic reform, and Japan moved closer to a recession. Japanese stocks, as measured by the TOPIX index, declined 16.41% over the period. While emerging market stocks generated better results, they also posted a decline of 6.0% as measured by the MSCI Emerging Markets Free Index.

What is bad for stocks tends to be good for bonds, and this proved to be the case over the six-month period. In the market environment described above, investors were drawn to the "safe haven" provided by the bond markets. Third quarter performance was particularly strong, led by higher-quality securities. Fourth quarter saw lower-quality bonds rally as investors became more willing to take on added risk in the face of better-than-expected earnings reports and short-lived gains in the stock market. Ultimately, the world's bond markets posted a gain of 8.78% over the six-month period, as measured by the Salomon Smith Barney World Government Bond Index.

Looking ahead, we anticipate that the economy will grow, though at a tepid rate. We are closely monitoring the geopolitical situation, which is tenuous at best. Uncertainty surrounding the situations in Iraq and North Korea are but two of the factors that could undermine economic recovery in 2003. However, it is important to understand that market prices tend to decouple from fundamental values in times of uncertainty. This is as much of a source of investment opportunity as it is risk. Our fundamental valuation estimates indicate that equity and credit (non-government bond) markets are priced at fair to good value, and our security-level analysis continues to reveal opportunities where fundamental value estimates are greater than market prices.

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2
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  UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS Global Allocation Fund declined 5.06%, compared to the 5.60% decline for the Fund's benchmark, the GSMI Mutual Fund Index.* For comparison purposes, the MSCI World Equity (Free) Index declined 12.01% and the Salomon Smith Barney World Government Bond Index rose 8.78%. (Returns for all share classes over various time periods are shown on page 4. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

An uncertain geopolitical environment drove investors to the relative security of bonds during the third quarter of 2002. Global equity markets fell in virtually every region while global bond markets rallied. The U.S. bond market offered up the best performance, closely followed by European bond markets. Japan was the notable exception, as both its equity and bond markets struggled in the third quarter.

The fourth quarter offered a very different picture, with global equity markets outperforming global bond markets. Improving economic statistics and better-than-expected earnings reports re-ignited investor interest in stocks. The subsequent rebound drove the global equity markets up approximately 8% over the three months ended December 31, 2002. Emerging market stocks led this rally, supported by especially strong returns in Brazil, Argentina, and Colombia. However, price increases in stocks during the fourth quarter were at the expense of the global bond markets. Against this backdrop, emerging market debt delivered the best relative performance, with Russia and other non-Latin American countries offering the strongest returns. High yield bonds in the United States also did well in this environment of decreased investor risk aversion.

AN INTEGRATED GLOBAL PLATFORM AND FOCUS ON VALUE DROVE PERFORMANCE

The Fund began the reporting period neutral in U.S. equities, and overweight to non-U.S. equities relative to the GSMI Mutual Fund Index. The Fund benefited significantly from a decision to overweight emerging market stocks throughout the period. This decision was a result of leveraging the firm's integrated global platform, which enables the firm's 451 investment specialists from around the world to share ideas and information. Our analysts used our fundamental valuation models to identify emerging market equity opportunities that existed around the world. The analysts on our developed and emerging markets equity teams then pooled their resources to determine the relative valuation attractiveness of emerging versus developed companies within industries. For example, it was determined that in emerging market countries we should overweight the telecom industry, while in developed market countries we should underweight it. Finally, we evaluated the return potential of the overweight to the industry versus its contribution to the risk of the Fund as whole, using a globally based, forward-looking risk model.

As the reporting period progressed, our focus on intrinsic value--whereby we carefully analyze the expected cash flows that we believe an investment will provide to determine whether its market price reflects its intrinsic value--led us to decrease the Fund's bond allocation and overweight U.S. stocks in order to take advantage of attractive valuations in that market. We believed that investors were ignoring attractive opportunities in U.S. stocks because of their concerns over geopolitical events and disappointing earnings reports. In addition, our research showed that high quality U.S. bonds appeared expensive. Yields had been driven to their lowest level in decades, leaving little room for future gains. We reduced the Fund's position in conventional U.S. fixed income and increased its exposure to U.S. high yield bonds and global equities.

After the equity market rally ended in November 2002, we reduced the Fund's U.S. equity position to a weight equivalent to the benchmark. We believed that investors had caused prices to once again increase beyond fair value. We then purchased more high yield and conventional fixed income. As of December 31, 2002, the Fund was underweighted to conventional fixed income and overweighted to higher-risk, higher-return asset classes--that is, high yield bonds, emerging market equity and developed international equity.

LOOKING AHEAD

We believe that global equities are poised to deliver positive returns in 2003. Investors appear to be growing more confident that, at the very least, a muted economic recovery will occur. Of course, there are still several external factors that could undermine the global economy and equity markets, not the least of which is the uncertainty surrounding situations in Iraq and North Korea. On the global fixed income front, we believe we will see an increase in government borrowing worldwide, which should steepen the yield curve in most markets. Based on their performance in the fourth quarter of the year, we expect to see continued improvements in the higher-quality corporate bond market.

----------
* The GSMI Mutual Fund Index is an unmanaged, proprietary index compiled by the Advisor that is designed to replicate the performance of the asset classes in which the Fund invests. It represents 65% equity and 35% fixed income across seven asset classes. It is currently constructed as follows: 40% Wilshire 5000 Equity Index, 22% MSCI World Ex USA (Free) Index, 21% Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, 9% Salomon Smith Barney WGBI Non-U.S. Index, 3% Merrill Lynch High Yield Master Index, 3% MSCI Emerging Markets Free Index and 2% JP Morgan EMBI Global.

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                                                                               3
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  UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOTAL RETURN
--------------------------------------------------------------------------------

                                                 6 months     1 year      3 years     5 years   10 years  Inception*
                                                   ended       ended       ended       ended      ended       to
                                                 12/31/02    12/31/02    12/31/02    12/31/02   12/31/02   12/31/02
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A                -5.09%      -2.99%       1.64%       2.79%       N/A        2.86%
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS B                -5.41       -3.95         N/A         N/A        N/A       -2.45
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS C                -5.45       -3.90         N/A         N/A        N/A       -1.31
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS Y                -5.06       -3.06        1.81        3.02       7.12%       7.22
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A+              -10.34       -8.29       -0.26        1.62        N/A        1.81
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS B+               -9.95       -8.56         N/A         N/A        N/A       -5.70
----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS C+               -7.32       -5.73         N/A         N/A        N/A       -2.19
----------------------------------------------------------------------------------------------------------------------
GSMI Mutual Fund Index**                          -5.60       -8.27       -7.30        1.63       7.34        7.41
----------------------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                   -12.01      -19.65      -16.50       -1.91       6.54        6.23
----------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Gov't Bond Index        8.78       19.49        6.32        5.82       6.64        6.13
----------------------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE INDICES IS 8/31/92.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
   WILSHIRE 5000 EQUITY INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% SALOMON SMITH BARNEY BIGBOND INDEX; 9% SALOMON NON-U.S. GOV'T BOND INDEX (UNHEDGED); 2% JPMORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

+  RETURNS INCLUDE SALES CHARGES.

   TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

   TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

   ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

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4
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  UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------



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
-----------------------------------------------------   -------------------------------------------------------
  TOP TEN EQUITY HOLDINGS                               TOP TEN FIXED INCOME HOLDINGS
-----------------------------------------------------   -------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)                     AS OF DECEMBER 31, 2002 (UNAUDITED)

                                       Percentage of                                            Percentage of
                                         Net Assets                                              Net Assets
-----------------------------------------------------   ------------------------------------------------------
Citigroup, Inc.                             1.4%        U.S. Treasury Note
Wells Fargo & Co.                           1.3         3.250%, due 08/15/07                        2.4%
Burlington Northern Santa Fe Corp.          1.1
Microsoft Corp.                             1.1         U.S. Treasury Note
United Health Group, Inc.                   1.1         2.875%, due 06/30/04                        0.7
GreenPoint Financial Corp.                  1.0
Nextel Communications, Inc.                 1.0         U.S. Treasury Note
Omnicom Group                               1.0         5.000%, due 08/15/11                        0.5
Johnson & Johnson                           0.9
Freddie Mac                                 0.9         Federal National Mortgage Association
-----------------------------------------------------   5.500%, due 03/15/11                        0.4
Total                                      10.8%
                                                        U.S. Treasury Note
                                                        6.750%, due 05/15/05                        0.4

                                                        Buoni Poliennali Del Tes
                                                        3.250%, due 04/15/04                        0.3

                                                        U.S. Treasury Note
                                                        4.750%, due 11/15/08                        0.3

                                                        Federal National Mortgage Association
                                                        6.000%, due 11/01/28                        0.3

                                                        Merrill Lynch Mortgage Investors, Inc.
                                                        7.120%, due 06/18/29                        0.3

                                                        Federal Home Loan Mortgage Corp.
                                                        6.500%, due 04/01/29                        0.2
                                                        ------------------------------------------------------
                                                        Total                                       5.8%

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                                                                               5

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  UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
U.S. EQUITIES
Airlines ................................      0.08%
Autos/Durables ..........................      0.32
Banks ...................................      3.11
Broadcasting & Publishing ...............      1.04
Capital Goods ...........................      1.32
Chemicals ...............................      1.11
Computer Software .......................      1.11
Computer Systems ........................      0.49
Construction ............................      0.47
Consumer ................................      0.45
Electric Components .....................      0.70
Energy ..................................      3.61
Financial Services ......................      6.41
Health: Drugs ...........................      3.22
Health: Non-Drugs .......................      2.46
Housing/Paper ...........................      0.74
Industrial Components ...................      0.64
Metals Non-Ferrous ......................      0.86
Recreation ..............................      0.38
Retail/Apparel ..........................      1.68
Services/Miscellaneous ..................      2.13
Technology ..............................      0.71
Telecommunications -- Services ..........      1.85
Textiles and Apparel ....................      0.10
Transportation ..........................      1.16
Utilities ...............................      1.08
                                              -----
         Total U.S. Equities ............     37.23

INTERNATIONAL EQUITIES
Aerospace & Military ....................      0.14
Appliances & Household Durables .........      0.24
Autos/Durables ..........................      0.51
Banks ...................................      3.55
Beverages & Tobacco .....................      1.10
Broadcasting & Publishing ...............      1.21
Business & Public Service ...............      0.09
Chemicals ...............................      1.07
Computer Software .......................      0.11
Construction ............................      0.27
Data Processing .........................      0.25
Electric Components .....................      0.86
Electronics .............................      0.09
Energy ..................................      1.43
Financial Services ......................      1.18
Food & House Products ...................      1.42
Forest Products .........................      0.35
Health: Drugs ...........................      2.66
Health: Non-Drugs .......................      0.34
Housing/Paper ...........................      0.30
Industrial Components ...................      0.12
Insurance ...............................      0.72
Machinery & Engineering .................      0.37
Metals Non-Ferrous ......................      0.19
Multi-Industry ..........................      0.32
Real Estate .............................      0.18
Recreation ..............................      0.64
Retail/Apparel ..........................      0.56
Services/Miscellaneous ..................      0.51
Telecommunications ......................      2.13
Transportation ..........................      1.18
Utilities ...............................      1.01
Wholesale & International Trade .........      0.12
                                             ------
         Total International Equities ...     25.22

TOTAL EQUITIES ..........................     62.45

U.S. BONDS
U.S. Corporate Bonds
Aerospace & Military ....................      0.01
Autos/Durables ..........................      0.04
Banks ...................................      0.10
Beverages & Tobacco .....................      0.07
Chemicals ...............................      0.03
Computer Systems ........................      0.01
Construction ............................      0.06
Consumer ................................      0.05
Electric Components .....................      0.05
Energy ..................................      0.21
Financial Services ......................      0.44
Food & House Products ...................      0.06
Forest Products .........................      0.01
Health: Drugs ...........................      0.01
Housing/Paper ...........................      0.01
Leisure & Tourism .......................      0.01
Metals Non-Ferrous ......................      0.01
Multi-Industry ..........................      0.04
Publishing ..............................      0.04
Real Estate .............................      0.02
Recreation ..............................      0.02
Retail/Apparel ..........................      0.02
Services/Miscellaneous ..................      0.04
Telecommunications ......................      0.05
Telecommunications -- Wireless ..........      0.02
Transportation ..........................      0.02
Utilities ...............................      0.05
                                             ------
         Total U.S. Corporate Bonds .....      1.50

Asset-Backed ............................      0.42
Mortgage-Backed Securities ..............      4.51
International Dollar Bonds ..............      0.03
U.S. Government Obligations .............      4.53
                                             ------
         Total U.S. Bonds ...............     10.99*
International Bonds .....................      3.38

INVESTMENT COMPANIES ....................     15.06
SHORT-TERM INVESTMENTS ..................      8.74*
INVESTMENTS OF CASH COLLATERAL ..........      3.36
                                             ------
   TOTAL INVESTMENTS ....................    103.98
LIABILITIES, LESS CASH AND
   OTHER ASSETS .........................     (3.98)
                                             ------
NET ASSETS ..............................    100.00%
                                             ======


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* The Fund held a long position in U.S. Treasury futures, which increased the
U.S. Bond exposure from 10.99% to 15.07%. These adjustments resulted in a net decrease to the Fund's exposure to Short-Term Investments from 8.74% to 4.66%.
================================================================================


6

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  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                          ------    ------------
EQUITIES -- 62.45%
U.S. EQUITIES -- 37.23%
Advanced Medical Optics, Inc. (b) ...................      6,544    $     78,332
Advanced Micro Devices, Inc. (b) ....................     51,800         334,628
Allergan, Inc. ......................................     29,300       1,688,266
American International Group, Inc. ..................     17,421       1,007,805
American Standard Companies, Inc. (b) ...............     20,600       1,465,484
Anthem, Inc. (b) ....................................     24,200       1,522,180
Baxter International, Inc. ..........................     30,700         859,600
Bristol-Myers Squibb Co. ............................     56,600       1,310,290
Burlington Northern Santa Fe Corp. ..................     86,500       2,249,865
Cephalon, Inc. (b) ..................................     18,800         914,958
Citigroup, Inc. .....................................     76,107       2,678,205
CMS Energy Corp. (c) ................................     38,400         362,496
CommScope, Inc. (b) .................................     24,300         191,970
Computer Sciences Corp. .............................      9,400         323,830
ConocoPhillips ......................................     16,134         780,724
Consolidated Edison, Inc. ...........................     17,200         736,504
Continental Airlines, Inc., Class B .................      6,600          47,850
Costco Wholesale Corp. (b) ..........................     32,600         914,756
Delta Air Lines, Inc. ...............................     13,500         163,350
Dominion Resources, Inc. ............................     10,500         576,450
Dow Chemical Co. (The) ..............................     27,100         804,870
Eastman Chemical Co. ................................     14,200         522,134
Entergy Corp. .......................................     17,400         793,266
Exelon Corp. ........................................     28,900       1,525,053
ExxonMobil Corp. ....................................     38,600       1,348,684
First Data Corp. ....................................     25,860         915,703
FirstEnergy Corp. ...................................     40,363       1,330,768
FleetBoston Financial Corp. .........................     34,015         826,564
Freddie Mac .........................................     30,800       1,818,740
GreenPoint Financial Corp. ..........................     44,200       1,996,956
Hartford Financial Services Group, Inc. (The) .......     16,200         735,966
Hewlett-Packard Co. .................................     56,009         972,316
Household International, Inc. .......................     44,600       1,240,326
Illinois Tool Works, Inc. ...........................     28,000       1,816,080
IMC Global, Inc. ....................................     45,600         486,552
Ingersoll-Rand Co., Class A .........................     29,200       1,257,352
Intel Corp. .........................................     39,500         615,015
Johnson & Johnson ...................................     34,038       1,828,181
Johnson Controls, Inc. ..............................      7,800         625,326
J.P. Morgan Chase & Co. .............................     64,100       1,538,400
Kerr-McGee Corp. ....................................      7,950         352,185
Kimberly-Clark Corp. ................................     18,500         878,195
Martin Marietta Materials, Inc. .....................     30,484         934,639
Masco Corp. .........................................     80,400       1,692,420
McGraw-Hill Cos., Inc. ..............................     10,000         604,400
MeadWestvaco Corp. ..................................     21,700         536,207
Mellon Financial Corp. ..............................     33,200         866,852
Microsoft Corp. (b) .................................     42,500       2,197,250
Morgan Stanley ......................................     30,850       1,231,532
Motorola, Inc. ......................................     82,630         714,750
Newell Rubbermaid, Inc. .............................     43,500       1,319,355
Nextel Communications, Inc. (b) .....................    171,200       1,977,360
Omnicom Group .......................................     29,600       1,912,160
Pentair, Inc. .......................................     22,696         784,147
PNC Financial Services Group ........................     17,400         729,060
Progress Energy, Inc. ...............................     17,100         741,285
RadioShack Corp. ....................................     25,100         470,374
Royal Caribbean Cruises Ltd.(c) .....................     44,500         743,150
SBC Communications, Inc. ............................     35,300         956,983
Sempra Energy .......................................     28,400         671,660
SICOR, Inc. (b) .....................................     68,900       1,092,065
Texas Instruments, Inc. .............................     28,900         433,789
TJX Companies, Inc. .................................     31,500         614,880
United Health Group, Inc. ...........................     25,100       2,095,850
United Technologies Corp. ...........................     22,700       1,406,038
Viacom, Inc. (b) ....................................     35,500       1,446,980
Viad Corp. ..........................................     22,600         505,110
Waters Corp. (b) ....................................     17,600         383,328
Wells Fargo & Co. ...................................     55,000       2,577,850
Wyeth, Inc. .........................................     36,100       1,350,140
                                                                    ------------
Total U.S. Equities .................................                 73,425,789
                                                                    ------------
INTERNATIONAL EQUITIES -- 25.22%
AUSTRALIA -- 0.73%
Lion Nathan Ltd. ....................................     53,063         169,419
Mayne Nickless Ltd. .................................     70,597         129,596
National Australia Bank Ltd., Preferred .............      3,400         110,670
News Corp., Ltd., Preferred .........................     33,066         177,816
QBE Insurance Group Ltd. ............................     58,386         267,949
Rio Tinto Ltd. ......................................      8,379         160,184
Westpac Banking Corp., Ltd. .........................     55,308         428,230
                                                                    ------------
                                                                       1,443,864
                                                                    ------------
BELGIUM -- 0.08%
Fortis ..............................................      8,984         158,386
                                                                    ------------

CANADA -- 0.84%
Alcan Aluminum Ltd.(c) ..............................      7,120         208,805
Bank of Nova Scotia .................................      9,600         320,000
BCE, Inc.(c) ........................................     17,000         306,684
Canadian National Railway Co. .......................      6,500         268,550
Domtar, Inc. ........................................     11,300         112,299
Royal Bank of Canada (c) ............................     11,800         432,099
                                                                    ------------
                                                                       1,648,437
                                                                    ------------

FINLAND -- 0.87%
Nokia Oyj ...........................................     62,290         990,307
Sampo Oyj, Class A ..................................     20,300         154,445
UPM-Kymmene Oyj .....................................     17,720         569,016
                                                                    ------------
                                                                       1,713,768
                                                                    ------------

FRANCE -- 2.32%
Aventis S.A., Class A ...............................     15,056         818,424
AXA .................................................     10,021         134,499
BNP Paribas .........................................     18,161         740,025
Cap Gemini S.A ......................................      9,860         225,358
Sanofi-Synthelabo S.A ...............................      7,071         432,231
Suez S.A ............................................     19,740         342,627
Total Fina S.A., Class B ............................     11,225       1,603,184
Unibail S.A .........................................      4,011         285,379
                                                                    ------------
                                                                       4,581,727
                                                                    ------------

GERMANY -- 0.75%
Allianz AG ..........................................      2,558         243,337
Altana AG ...........................................     12,906         589,142
Bayer AG ............................................      6,903         148,139
Deutsche Telekom ....................................     10,073         129,489
E.on AG .............................................      2,960         119,434
Linde AG ............................................      6,524         239,619
                                                                    ------------
                                                                       1,469,160
                                                                    ------------
================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

                                                          SHARES       VALUE
                                                          ------    ------------
HONG KONG -- 0.11%
Hong Kong Electric Holdings Ltd. ....................     56,000    $    211,838
                                                                    ------------
IRELAND -- 0.38%
Bank of Ireland .....................................     32,235         331,169
CRH PLC .............................................     33,845         419,098
                                                                    ------------
                                                                         750,267
                                                                    ------------
ITALY -- 1.03%
Assicurazioni Generali Spa ..........................     24,616         506,305
ENI Spa .............................................     76,851       1,221,803
San Paolo-imi Spa ...................................     47,551         309,379
                                                                    ------------
                                                                       2,037,487
                                                                    ------------
JAPAN -- 4.35%
AIFUL Corp. .........................................      6,500         244,291
Bank of Yokohama (c) ................................     47,000         185,750
Banyu Pharmaceutical Co., Ltd. ......................     28,000         262,847
Benesse Corp.(c) ....................................      8,800          98,626
Canon, Inc. .........................................     13,000         489,677
Daikin Industries Ltd. ..............................     13,000         205,949
Fuji Photo Film Co., Ltd. ...........................     19,000         619,617
Hitachi Credit Corp.(c) .............................     11,600         139,001
Honda Motor Co. .....................................     12,200         451,319
Kao Corp. ...........................................     12,000         263,420
Mitsubishi Corp. ....................................     41,000         250,485
Mitsui Fudosan Co., Ltd. ............................     12,000          77,863
Murata Manufacturing Co., Inc. ......................     14,700         576,009
Nintendo Corp., Ltd. ................................      6,900         644,822
NTT DoCoMo, Inc. ....................................        207         382,009
Rohm Co. ............................................      3,100         394,716
Sanyo Electric Co., Ltd. ............................     67,000         174,459
Sekisui House Ltd. ..................................     15,000         106,177
Sompo Japan Insurance, Inc. .........................     80,000         467,178
Sony Corp. ..........................................     11,300         472,301
Sumitomo Chemical Co. (c) ...........................     55,000         217,367
Takeda Chemical Industries Ltd. .....................     14,100         589,332
Takefuji Corp. ......................................      5,340         308,241
Toyota Motor Corp. ..................................     20,400         548,378
West Japan Railway Co. ..............................        117         415,075
                                                                    ------------
                                                                       8,584,909
                                                                    ------------
NETHERLANDS -- 1.91%
ABN AMRO Holdings NV ................................     12,200         199,465
Akzo Nobel NV .......................................      9,367         297,151
Koninklijke Ahold NV ................................     44,117         560,183
Philips Electronics NV ..............................     22,998         403,038
Reed Elsevier NV ....................................     79,352         970,114
TNT Post Group NV ...................................     14,520         235,415
VNU NV ..............................................     30,165         786,627
Wolters Kluwer NV ...................................     18,016         313,838
                                                                    ------------
                                                                       3,765,831
                                                                    ------------
NORWAY -- 0.17%
Telenor ASA .........................................     86,700         331,642
                                                                    ------------
PORTUGAL -- 0.29%
Electricidade de Portugal S.A .......................    232,322         387,638
Portugal Telecom S.A ................................     27,444         188,637
                                                                    ------------
                                                                         576,275
                                                                    ------------
SINGAPORE -- 0.32%
DBS Group Holdings Ltd. .............................     28,000         177,573
Neptune Orient Lines Ltd. (b) .......................    328,000         173,975
Singapore Technologies Engineering Ltd. .............    285,000         271,116
                                                                    ------------
                                                                         622,664
                                                                    ------------
SPAIN -- 0.59%
Banco Bilbao Vizcaya S.A ............................     62,567         598,796
Banco Santander Central Hispano S.A .................     37,625         258,222
Telefonica S.A. (b) .................................     33,239         297,534
                                                                    ------------
                                                                       1,154,552
                                                                    ------------
SWEDEN -- 1.03%
Nordea AB ...........................................     89,000         392,228
Sandvik AB ..........................................     10,700         238,847
Svenska Cellulosa AB ................................     17,500         590,477
Svenska Handelsbanken AB (c) ........................     31,520         419,625
Swedish Match AB ....................................     49,620         390,090
                                                                    ------------
                                                                       2,031,267
                                                                    ------------
SWITZERLAND -- 1.92%
Adecco S.A ..........................................      9,187         360,118
Compagnie Financiere ................................     26,633         496,949
Credit Suisse Group .................................      8,180         177,479
Givaudan S.A ........................................        512         229,580
Nestle S.A ..........................................      5,008       1,061,216
Novartis AG .........................................     13,672         498,845
Roche Holding AG ....................................      7,719         537,879
Serono S.A ..........................................        357         191,319
Swiss Re ............................................      3,659         240,017
                                                                    ------------
                                                                       3,793,402
                                                                    ------------
UNITED KINGDOM -- 7.53%
Abbey National PLC ..................................     39,248         327,299
Allied Domecq PLC ...................................     87,939         562,042
ARM Holdings PLC (b) ................................    115,026          88,886
AstraZeneca PLC .....................................     15,220         543,956
Barclays Bank PLC ...................................    122,488         759,191
BP PLC ..............................................    219,801       1,510,964
Brambles Industries, Ltd. ...........................     71,015         173,776
BT Group PLC ........................................    138,999         436,358
Carlton Communications PLC ..........................     61,000         131,838
Charter PLC (b) .....................................     33,676          41,442
Compass Group PLC ...................................    108,131         574,461
Electrocomponents PLC ...............................     52,025         240,376
Gallaher Group PLC ..................................    105,629       1,049,216
GlaxoSmithKline PLC .................................     53,703       1,030,555
HSBC Holdings PLC ...................................     35,812         395,791
Invensys PLC ........................................    277,191         235,395
Kingfisher PLC ......................................    130,597         467,800
Lloyds TSB Group PLC ................................     58,596         420,726
Matalan PLC .........................................     42,121         142,401
National Grid Group PLC .............................     79,322         582,950
Rentokil Initial PLC ................................    155,412         550,432
Rolls-Royce PLC .....................................    169,218         291,492
Royal Bank of Scotland Group PLC ....................     37,511         898,583
Safeway PLC .........................................    101,845         349,643
Scottish & Southern Energy PLC ......................     62,320         682,233

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                          ------    ------------
Shell Transport & Trading Co. PLC ...................    187,612    $  1,235,323
Vodafone Group PLC ..................................    623,398       1,136,580
                                                                    ------------
                                                                      14,859,709
                                                                    ------------
Total International Equities ........................                 49,735,185
                                                                    ------------
Total Equities (Cost $130,682,479) ..................                123,160,974
                                                                    ------------

                                                           FACE
                                                          AMOUNT
                                                          ------
BONDS -- 14.37%
U.S. BONDS -- 10.99%
U.S. CORPORATE BONDS -- 1.50%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06 .............................. $   20,000          21,865
Alcoa, Inc.
  6.000%, due 01/15/12 ..............................     10,000          11,009
American Express Co.
  3.750%, due 11/20/07 ..............................     10,000          10,122
Anadarko Finance Co.
  7.500%, due 05/01/31 ..............................     10,000          11,891
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09 ..............................     60,000          77,629
AOL Time Warner, Inc.
  7.625%, due 04/15/31 ..............................     50,000          51,389
Apache Corp.
  6.250%, due 04/15/12 ..............................     10,000          11,209
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11 ..............................     25,000          25,125
Avalonbay Communities, Inc.
  7.500%, due 08/01/09 ..............................     30,000          33,538
Avon Products, Inc.
  7.150%, due 11/15/09 ..............................     40,000          46,722
Bank of America Corp.
  7.400%, due 01/15/11 ..............................     55,000          64,788
Bank One Corp.
  7.875%, due 08/01/10 ..............................     35,000          41,948
Boeing Capital Corp.
  7.375%, due 09/27/10 ..............................     10,000          11,158
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06 ..............................     35,000          31,674
Bristol Myers Squibb Co.
  5.750%, due 10/01/11 ..............................      5,000           5,324
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27 ..............................      5,000           5,534
  7.082%, due 05/13/29 ..............................     25,000          28,411
Caterpillar, Inc.
  6.550%, due 05/01/11 (c) ..........................     20,000          22,773
Cendant Corp.
  6.875%, due 08/15/06 ..............................     35,000          36,318
Centex Corp.
  9.750%, due 06/15/05 ..............................     85,000          94,656
Cingular Wireless, LLC
  6.500%, due 12/15/11 ..............................     15,000          16,179
Citigroup, Inc.
  7.250%, due 10/01/10 ..............................     55,000          63,848
Citizens Communications Co.
  9.250%, due 05/15/11 ..............................     25,000          29,775
Coca Cola Co.
  4.000%, due 06/01/05 ..............................     35,000          36,642
Comcast Cable Communications
  6.750%, due 01/30/11 ..............................     45,000          46,822
Commonwealth Edison Co., 144A
  6.150%, due 03/15/12 ..............................     15,000          16,595
ConocoPhillips
  8.500%, due 05/25/05 ..............................     15,000          17,057
  8.750%, due 05/25/10 ..............................     25,000          31,286
Consolidated Edison, Inc.
  7.500%, due 09/01/10 ..............................     65,000          77,558
Coors Brewing Co., 144A
  6.375%, due 05/15/12 ..............................     20,000          22,351
Countrywide Home Loans, Inc.
  5.500%, due 02/01/07 ..............................     35,000          37,161
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07 ..............................     25,000          26,762
  6.500%, due 01/15/12 ..............................     35,000          37,407
DaimlerChrysler NA Holdings
  8.500%, due 01/18/31 ..............................     10,000          12,307
Devon Financing Corp., ULC
  6.875%, due 09/30/11 ..............................     20,000          22,277
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05 ..............................     35,000          38,396
Dow Chemical Co. (The)
  6.125%, due 02/01/11 ..............................     15,000          15,456
DTE Energy Co.
  7.050%, due 06/01/11 ..............................     10,000          11,098
Duke Energy Field Services, LLC
  6.875%, due 02/01/11 ..............................     15,000          14,952
  7.875%, due 08/16/10 ..............................     55,000          58,208
EOP Operating LP
  7.000%, due 07/15/11 ..............................      5,000           5,448
  7.875%, due 07/15/31 ..............................     20,000          21,780
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 ..............................     30,000          34,495
First Data Corp.
  5.625%, due 11/01/11 ..............................     30,000          31,746
FirstEnergy Corp.
  6.450%, due 11/15/11 ..............................     45,000          44,768
First Union National Bank
  7.800%, due 08/18/10 ..............................     35,000          42,254
FleetBoston Financial Corp.
  7.375%, due 12/01/09 ..............................     20,000          22,857
Ford Motor Co.
  7.450%, due 07/16/31 ..............................     15,000          13,048
Ford Motor Credit Co.
  5.800%, due 01/12/09 ..............................     55,000          51,012
  7.375%, due 02/01/11 ..............................     30,000          29,172
General Electric Capital Corp.
  6.750%, due 03/15/32 ..............................     60,000          66,335
General Motors Acceptance Corp.
  6.875%, due 09/15/11 ..............................     70,000          69,808
  8.000%, due 11/01/31 ..............................     25,000          25,136
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11 ..............................     20,000          22,325
Harrah's Operating Co., Inc.
  7.125%, due 06/01/07 ..............................     35,000          38,586
Household Finance Corp.
  6.750%, due 05/15/11 ..............................     55,000          58,640

================================================================================
                                                                               9

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT       VALUE
                                                          ------    ------------
HSBC Holdings PLC
  5.250%, due 12/12/12 .............................. $   15,000    $     15,375
International Business Machines Corp.
  5.875%, due 11/29/32 ..............................     15,000          14,842
International Paper Co.
  6.750%, due 09/01/11 ..............................     20,000          22,254
John Deere Capital Corp.
  7.000%, due 03/15/12 ..............................     20,000          23,188
Kerr-McGee Corp.
  7.875%, due 09/15/31 ..............................     10,000          12,216
Kimberly Clark Corp., 144A
  4.500%, due 07/30/05 ..............................     45,000          47,524
Kohls Corp.
  7.250%, due 06/01/29 ..............................      5,000           5,875
Kraft Foods, Inc.
  4.625%, due 11/01/06 ..............................     10,000          10,513
  6.500%, due 11/01/31 ..............................     25,000          27,471
Kroger Co.
  7.500%, due 04/01/31 ..............................     10,000          11,186
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12 ..............................     20,000          22,137
Lincoln National Corp.
  6.200%, due 12/15/11 ..............................     25,000          26,661
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06 (c) ..........................     75,000          39,375
  9.125%, due 05/01/31 ..............................     10,000           4,450
Morgan Stanley
  6.750%, due 04/15/11 ..............................     40,000          44,451
News America Holdings, Inc.
  7.125%, due 04/08/28 ..............................     75,000          71,903
Occidental Petroleum Corp.
  8.450%, due 02/15/29 ..............................     20,000          25,657
Pemex Project Funding Master Trust, 144A
  8.000%, due 11/15/11 ..............................     45,000          48,375
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09 ..............................     35,000          38,139
Praxair, Inc.
  6.375%, due 04/01/12 ..............................     30,000          33,537
Progress Energy, Inc.
  7.000%, due 10/30/31 ..............................     20,000          20,843
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10 ..............................    110,000          71,500
Rohm & Haas Co.
  7.850%, due 07/15/29 ..............................     10,000          12,503
SBC Communications, Inc.
  5.875%, due 02/01/12 ..............................     20,000          21,602
Sempra Energy
  7.950%, due 03/01/10 ..............................     45,000          51,312
SLM Corp.
  5.625%, due 04/10/07 ..............................     35,000          38,065
Southern Power Co.
  6.250%, due 07/15/12 ..............................     10,000          10,565
Target Corp.
  7.000%, due 07/15/31 ..............................     25,000          28,320
Telus Corp.
  8.000%, due 06/01/11 ..............................     20,000          19,200
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11 ..............................     50,000          55,055
Unilever Capital Corp.
  7.125%, due 11/01/10 ..............................     30,000          35,409
United Technologies Corp.
  6.100%, due 05/15/12 ..............................     40,000          44,724
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11 ..............................     10,000          11,215
Valero Energy Corp.
  7.500%, due 04/15/32 ..............................     20,000          20,259
Verizon New England, Inc.
  6.500%, due 09/15/11 ..............................     10,000          11,042
Verizon New York, Inc.
  7.375%, due 04/01/32 ..............................      5,000           5,782
Walt Disney Co.
  6.375%, due 03/01/12 ..............................     10,000          10,938
Washington Mutual, Inc.
  5.625%, due 01/15/07 ..............................     15,000          16,052
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11 ..............................     50,000          56,130
Weyerhaeuser Co., 144A
  7.375%, due 03/15/32 ..............................     15,000          16,268
                                                                    ------------
                                                                       2,954,543
                                                                    ------------
ASSET-BACKED SECURITIES -- 0.42%
Conseco Finance Corp.,00-B, Class AF4
  7.870%, due 02/15/31 ..............................     85,000          89,881
Conseco Finance Corp., 02-B, Class A2
  5.590%, due 05/15/33 ..............................     75,000          76,249
Continental Airlines, Inc., E.E.T.C.
  6.320%, due 11/01/08 ..............................     35,000          31,333
Delta Air Lines, Inc. 00-1, E.E.T.C.
  7.570%, due 11/18/10 ..............................     55,000          54,943
Peco Energy Transition Trust, 99-A, Class A7
  6.130%, due 03/01/09 ..............................    230,000         257,887
Union Pacific Corp.
  6.700%, due 12/01/06 ..............................     60,000          66,374
United Airlines, Inc., E.E.T.C. (b) (e) (f)
  7.811%, due 10/01/09 ..............................     68,731          27,714
Vanderbilt Mortgage Finance, 00-B, Class IA3
  8.255%, due 05/07/17 ..............................    215,000         231,650
                                                                    ------------
                                                                         836,031
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 0.03%
Canadian National Railway Co.
  6.900%, due 07/15/28 ..............................     15,000          17,100
Deutsche Telekom International Finance
  8.250%, due 06/15/30 ..............................     15,000          17,327
France Telecom S.A.
  8.500%, due 03/01/31 ..............................     15,000          18,260
                                                                    ------------
                                                                          52,687
                                                                    ------------

MORTGAGE-BACKED SECURITIES -- 4.51%
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32 ..............................    210,000         252,566
DLJ Commercial Mortgage Corp., 00-CKP1,
  Class A1B 7.180%, due 08/10/10 ....................    275,000         319,572
DLJ Commercial Mortgage Corp., 99-CG2,
  Class A1B 7.300%, due 06/10/32 ....................    275,000         319,772

================================================================================
10

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT       VALUE
                                                          ------    ------------
DLJ Commercial Mortgage Corp., 99-CG3,
  Class A1B 7.340%, due 10/10/32 .................... $  200,000    $    234,343
Fannie Mae Grantor Trust
  7.125%, due 01/15/30 ..............................    155,000         191,277
  7.500%, due 06/25/30 ..............................    182,059         197,363
Fannie Mae Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41 ..............................    227,286         249,050
Federal Home Loan Mortgage Corp.
  5.500%, due 09/01/17 ..............................    137,466         142,744
  6.000%, due 10/01/29 ..............................     87,664          91,031
Federal Home Loan Mortgage Corp., Gold
  6.500%, due 04/01/29 ..............................    451,261         470,265
Federal National Mortgage Association
  5.500%, due 03/15/11 ..............................    670,000         734,323
  5.500%, due 12/01/17 ..............................    168,000         174,428
  6.000%, due 11/01/28 ..............................    572,624         592,765
  6.000%, due 06/01/31 ..............................     55,718          57,678
  6.500%, due 11/01/31 ..............................     33,500          34,897
  6.500%, due 08/01/32 ..............................    701,558         730,809
  6.500%, due 09/01/32 ..............................    198,004         206,260
  7.000%, due 06/01/32 ..............................    387,447         407,520
  7.500%, due 05/01/31 ..............................     94,739         100,583
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25 ..............................      6,607           7,323
Federal National Mortgage Association,
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/41 ..............................    307,605         327,073
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2 6.550%, due 04/16/29 ..............    125,000         135,872
Government National Mortgage Association
  6.000%, due 11/20/28 ..............................    201,999         209,796
  6.000%, due 01/15/29 ..............................    141,680         147,703
  6.000%, due 02/20/29 ..............................    175,207         181,970
  6.000%, due 05/20/29 ..............................    448,426         465,735
  8.000%, due 12/15/22 ..............................     76,057          83,316
  9.000%, due 11/15/04 ..............................      3,119           3,506
GS Mortgage Securities Corp. II, 96-PL,
  Class A2 7.410%, due 02/15/27 .....................     65,000          69,749
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1 6.410%, due 06/15/31 ..............    213,454         230,916
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2 7.325%, due 10/15/32 ..............     70,000          82,081
Merrill Lynch Mortgage Investors, Inc, 97-C1,
  Class A3 7.120%, due 06/18/29 .....................    500,000         561,849
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2 7.570%, due 12/15/09 ............    150,000         177,417
Nomura Asset Securities Corp., 95-MD3,
  Class A/B 8.150%, due 03/04/20 ....................     92,461         101,821
Norwest Asset Securities Corp., 99-3,
  Class A3 6.000%, due 01/25/29 .....................     57,804          57,835
Norwest Asset Securities Corp., 96-2,
  Class A9 7.000%, due 09/25/11 .....................    174,135         177,012
Residential Asset Securitization Trust, 98-A6,
  Class IA2 6.750%, due 07/25/28 ....................    278,263         278,527
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2 6.592%, due 12/18/33 ..............     80,000          90,448
                                                                    ------------
                                                                       8,897,195
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS -- 4.53%
U.S. Treasury Bond TIP
  3.000%, due 07/15/12 ..............................    310,000         332,154
U.S. Treasury Note
  2.875%, due 06/30/04 (c) ..........................  1,402,000       1,432,997
  3.250%, due 08/15/07 ..............................  4,679,000       4,794,880
  4.750%, due 11/15/08 (c) ..........................    565,000         616,733
  5.000%, due 08/15/11 ..............................    900,000         986,906
  6.125%, due 08/15/07 (c) ..........................     25,000          28,748
  6.750%, due 05/15/05 ..............................    630,000         702,376
  8.000%, due 11/15/21 ..............................     25,000          34,834
                                                                    ------------
                                                                       8,929,628
                                                                    ------------

Total U.S Bonds .....................................                 21,670,084
                                                                    ------------
INTERNATIONAL BONDS -- 3.38%
AUSTRALIA -- 0.19%
Government of Australia
  6.250%, due 04/15/15 .......................... AUD     85,000          51,542
  6.500%, due 05/15/13 ..............................    157,000          97,623
  9.000%, due 09/15/04 ..............................    110,000          66,310
  10.000%, due 02/15/06 .............................    235,000         152,842
                                                                    ------------
                                                                         368,317
                                                                    ------------
CANADA -- 0.46%
Burlington Resources Finance Co.
  6.680%, due 02/15/11 .......................... CAD     15,000          16,768
Government of Canada
  5.000%, due 12/01/03 ..............................     52,000          33,553
  5.750%, due 06/01/29 ..............................     40,000          26,674
  6.000%, due 09/01/05 ..............................    350,000         236,160
  6.000%, due 06/01/08 ..............................    270,000         186,004
  6.000%, due 06/01/11 ..............................    302,000         208,020
  8.000%, due 06/01/23 ..............................    235,000         196,832
                                                                    ------------
                                                                         904,011
                                                                    ------------
FINLAND -- 0.07%
Government of Finland
  5.750%, due 02/23/11 .......................... EUR    125,000        145,997
                                                                    ------------

FRANCE -- 0.53%
Government of France
  3.500%, due 07/12/04 .......................... EUR    340,000         360,779
  5.500%, due 04/25/07 ..............................    245,000         278,487
  5.500%, due 04/25/10 ..............................    178,000         203,974
  5.500%, due 04/25/29 ..............................     28,500          32,809
  8.500%, due 10/25/19 ..............................    110,000         167,065
                                                                    ------------
                                                                       1,043,114
                                                                    ------------

GERMANY -- 0.66%
Bundesrepublik Deutschland
  4.500%, due 07/04/09 .......................... EUR     94,000         102,695
  6.000%, due 01/04/07 ..............................      8,800          10,156
  6.500%, due 07/04/27 ..............................    175,000         227,137
Government of Germany
  5.000%, due 07/04/11 ..............................    267,000         297,809
  6.000%, due 01/05/06 ..............................    210,000         238,738
Treuhandanstalt
  6.750%, due 05/13/04 ..............................    385,000         425,513
                                                                    ------------
                                                                       1,302,048
                                                                    ------------

================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT      VALUE
                                                          ------   ------------
ITALY -- 0.73%
Buoni Poliennali Del Tes
  3.250%, due 04/15/04 .......................... EUR    601,000   $    635,704
  5.000%, due 05/01/08 ..............................     47,000         52,510
  5.250%, due 11/01/29 (c) ..........................    190,000        209,502
  5.500%, due 11/01/10 ..............................    240,000        275,576
  8.750%, due 07/01/06 ..............................    210,000        260,470
                                                                   ------------
                                                                      1,433,762
                                                                   ------------
NETHERLANDS -- 0.14%
Government of Netherlands
  5.000%, due 07/15/11 .......................... EUR    250,000        278,713
                                                                   ------------
SPAIN -- 0.37%
Government of Spain
  3.000%, due 01/31/03 .......................... EUR     30,000         31,482
  3.250%, due 01/31/05 ..............................    390,000        412,901
  4.750%, due 07/30/14 ..............................    125,000        134,736
  5.150%, due 07/30/09 ..............................     83,000         93,654
  6.000%, due 01/31/29 ..............................     45,000         54,802
                                                                   ------------
                                                                        727,575
                                                                   ------------
SWEDEN -- 0.13%
Government of Sweden
  5.000%, due 01/15/04 .......................... SEK    740,000         86,074
  6.750%, due 05/05/14 ..............................    240,000         32,097
  8.000%, due 08/15/07 ..............................  1,020,000        135,631
                                                                   ------------
                                                                        253,802
                                                                   ------------
UNITED KINGDOM -- 0.10%
Royal Bank of Scotland
  9.118%, due 12/31/49 .......................... GBP     15,000         18,497
U.K. Treasury
  5.000%, due 03/07/12 ..............................     40,000         67,384
  5.750%, due 12/07/09 ..............................      9,500         16,623
  6.000%, due 12/07/28 ..............................     23,500         46,592
  8.500%, due 12/07/05 ..............................     32,000         57,941
                                                                   ------------
                                                                        207,037
                                                                   ------------

Total International Bonds ...........................                 6,664,376
                                                                   ------------

Total Bonds (Cost $27,166,911) ......................                28,334,460

                                                          SHARES      VALUE
                                                          ------   ------------
INVESTMENT COMPANIES -- 15.06%
UBS High Yield Relationship Fund ....................    828,275   $ 11,163,072
UBS Emerging Markets Debt
  Relationship Fund .................................    105,440      3,557,096
UBS Emerging Markets Equity
  Relationship Fund .................................  1,359,287     10,808,510
UBS U.S. Small Cap Equity
  Relationship Fund .................................    174,628      4,175,398
                                                                   ------------
Total Investment Companies
  (Cost $27,276,106) ................................                29,704,076
                                                                   ------------
INVESTMENTS OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 3.36%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $6,624,623) .................................  6,624,623      6,624,623
                                                                   ------------
SHORT-TERM INVESTMENTS -- 8.74%
OTHER -- 7.98%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund ................... 15,738,641     15,738,641
                                                                   ------------

                                                           FACE
                                                          AMOUNT
                                                          ------
U.S. GOVERNMENT OBLIGATIONS -- 0.76%
U.S. Treasury Bill, due 02/06/03 (d) ................ $1,500,000      1,498,270
                                                                   ------------
Total Short Term Investments
  (Cost $17,236,361) ................................                17,236,911
Total Investments
  (Cost $208,986,480) -- 103.98% (a) ................               205,061,044
Liabilities, less cash and
  other assets -- (3.98)% ...........................                (7,842,239)
                                                                   ------------
Net Assets -- 100% ..................................              $197,218,805
                                                                   ============

================================================================================
12

--------------------------------------------------------------------------------
  UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $208,986,480; and net unrealized depreciation consisted of:

              Gross unrealized appreciation ...................... $  8,915,632
              Gross unrealized depreciation ......................  (12,841,068)
                                                                   ------------
                     Net unrealized depreciation ................. $ (3,925,436)
                                                                   ============

(b)         Non-income producing security.

(c)         Security, or portion thereof, was on loan at December 31, 2002.

(d) All or a portion of these securities was pledged to cover margin requirements for futures contracts.

(e)         Security is in default.

(f) Security is illiquid. This security amounted to $27,714 or 0.01% of net assets. % Represents a percentage of net assets.

E.E.T.C.:   Enhanced Equipment Trust Certificate.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the value of these securities amounted to $255,421 or 0.13% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2002:

                                                                         EXPIRATION      LOCAL        CURRENT     UNREALIZED
                                                                            DATE       CURRENCY        VALUE      GAIN/(LOSS)

FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD) ................................................  01/21/03     20,150,000   $11,326,535   $  430,040
British Pound (GBP) ....................................................  01/21/03      2,200,000     3,537,084      159,644
Canadian Dollar (CAD) ..................................................  01/21/03     11,500,000     7,274,101     (206,276)
Euro (EUR) .............................................................  01/21/03     24,557,708    25,750,318    1,751,465
Japanese Yen (JPY) .....................................................  01/21/03    115,000,000       969,741        7,583

FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD) ................................................  01/21/03      7,400,000     4,159,621     (112,767)
British Pound (GBP) ....................................................  01/21/03      9,400,000    15,112,995     (731,189)
Euro (EUR) .............................................................  01/21/03      5,551,816     5,821,432     (452,770)
Japanese Yen (JPY) .....................................................  01/21/03    255,000,000     2,150,295      (40,726)
Swedish Krone (SEK) ....................................................  01/21/03      8,750,000     1,002,901      (85,200)
                                                                                                                  ----------
     Total net unrealized gain on Forward Foreign Currency Contracts ...                                          $  719,804
                                                                                                                  ==========


FUTURES CONTRACTS

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2002:

                                                                        EXPIRATION                    CURRENT      UNREALIZED
                                                                           DATE           COST         VALUE          GAIN
                                                                        ----------        ----        -------      ----------
U.S. INTEREST RATE FUTURES BUY CONTRACTS
5 Year U.S. Treasury Notes, 71 contracts .............................  March 2003     $7,841,560    $8,040,750     $199,190
                                                                                                                  ==========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2002 was $1,498,270.

================================================================================
                 See accompanying notes to financial statements.              13

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS Global Equity Fund declined 10.99%, compared to a 12.01% decline for the MSCI World Equity (Free) Index. Since the Fund's inception on January 28, 1994 through December 31, 2002, Class Y shares returned 4.62% on an annualized basis. This compares favorably to the 4.17% return of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 15. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

The last six months in 2002 were a study in contrasts for global equity investors. In the third quarter of 2002, global equity markets fell sharply. Stock prices were held back by disappointing earnings announcements, fading global economic prospects, and corporate misconduct. In addition, investors became increasingly risk-averse as the geopolitical climate deteriorated. Then, during the fourth quarter, global equities advanced approximately 8%, with some smaller country markets turning in double-digit returns. Corporate investigations continued, but there were no new crises. Earnings reports were mixed, but the relentless wave of missed targets tapered off. Overall market sentiment was that the worst was in the past.

Virtually every region was affected by these global conditions. In the U.S., the economic indicators were inconsistent, and took the equity markets along for a ride. Global equity markets rallied in the fourth quarter, but not enough to reverse the prior quarter's market losses, and U.S. stocks, as measured by the S&P 500 Index, declined 10.29% in the second half of 2002. Europe's economic slowdown and market declines had been less severe than those felt in the U.S., leading many to hope Europe's recovery would occur more quickly. However, the economy stalled early in 2002, and the equity markets fell in turn. The European Monetary Union intervened by lowering interest rates in December, but the move was too little, and came too late. The net result was a decline of 14.39% for the MSCI Europe Index over the six-month period. The news was no better in Japan, where signs of improving conditions in January and February of 2002 were smothered by political infighting. All efforts at reform were stymied, and the Prime Minister's influence waned. At period end, the Japanese equity market, as measured by the TOPIX, had declined 16.41% over the six months ended December 31, 2002.

SECTOR WEIGHTINGS WERE PRIMARY DRIVERS OF PERFORMANCE

As a result of insight provided by our team of analysts via our integrated global investment platform, we sought to maintain a delicate balance between sectors sensitive to an economic recovery and sectors immune to an economic decline. More specifically, the Fund saw particularly strong contributions from its holdings in pharmaceuticals. The industry, tainted by a few well-publicized drug failures, had seen its stock prices fall. The result was attractive valuations on companies that we believed offered long-term sustainable growth potential. We remain positive on this sector going into 2003, and intend to increase our positions in core holdings.

The Fund also benefited from an underweight position in consumer staples and technology hardware. Earlier in the year, risk-averse investors had flocked to consumer staples companies, since the sector has historically delivered steady earnings, even during periods of economic decline. However, this intense interest drove stock prices up beyond their true value, which set the stage for a correction. Ultimately, technology hardware companies posted one of the biggest declines over the six-month period. Presently, forecasts for IT-related capital expenditures remain low and valuations are not compelling.

Finally, the Fund's geographic weightings also helped relative performance, especially its underweight to Japan.

LOOKING AHEAD

We believe that conditions are right for global equities to deliver positive returns in 2003. Investors' fears have subsided somewhat, and, despite all the negative news over the six-month review period, there were some positive signs as well: industrial production increased, consumer spending remained relatively stable and there were small advances in corporate spending. These statistics, though not painting a picture of rapid recovery, do suggest that a below-trend recovery is underway.

That said, the market is running on emotion at this point. The potential for future terrorist attacks, war in the Middle East or increasing hostilities in Korea could all change the situation dramatically. Our strategy in this environment is to closely monitor events while employing our price to intrinsic value investment philosophy to pursue attractive opportunities in a variety of sectors and markets, and to maintain a risk-managed diversified portfolio.

================================================================================
14

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOTAL RETURN
--------------------------------------------------------------------------------

                                          6 months      1 year       3 years      5 years    Inception*
                                            ended        ended        ended        ended         to
                                          12/31/02     12/31/02     12/31/02     12/31/02     12/31/02
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A             -11.14%      -15.73%       -8.75%       -0.56%       -0.85%
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS B             -11.50       -16.42          N/A          N/A       -14.64
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS C             -11.43       -16.36          N/A          N/A       -14.26
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS Y             -10.99       -15.54        -8.43        -0.24         4.62
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A+            -16.07       -20.40       -10.44        -1.68        -1.86
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS B+            -15.80       -20.49          N/A          N/A       -17.67
-------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS C+            -13.13       -18.01          N/A          N/A       -15.02
-------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index             -12.01       -19.65       -16.50        -1.91         4.17
-------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y IS 1/28/94. INCEPTION RETURN FOR THE INDEX IS AS OF THE NEAREST MONTH-END OF INCEPTION OF THE OLDEST SHARE CLASS: 1/31/94.

+  RETURNS INCLUDE SALES CHARGES.

   TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

   TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

   ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

--------------------------------------------------------------------------------
  GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)
-------------------------------------------------
United States                              50.0%
United Kingdom                             14.4
Japan                                       8.1
France                                      4.8
Netherlands                                 3.3
Switzerland                                 3.2
Italy                                       2.1
Finland                                     1.9
Australia                                   1.7
Sweden                                      1.6
Germany                                     1.3
Ireland                                     0.6
Spain                                       0.6
Portugal                                    0.5
Norway                                      0.5
Belgium                                     0.3
Singapore                                   0.2
-------------------------------------------------
Total                                      95.1%

================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

---------------------------------------------------    ----------------------------------------------------
  TOP TEN U.S. EQUITY HOLDINGS                           TOP TEN INTERNATIONAL EQUITY HOLDINGS
---------------------------------------------------    ----------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)                    AS OF DECEMBER 31, 2002 (UNAUDITED)
                                      Percentage of                                          Percentage of
                                       Net Assets                                             Net Assets
---------------------------------------------------    ----------------------------------------------------
SPDR Trust Series 1                         3.0%       BP PLC                                      2.4%
Citigroup, Inc.                             2.5        Total Fina S.A., Class B                    1.8
Johnson & Johnson                           2.1        Gallaher Group PLC                          1.4
Wyeth, Inc.                                 1.6        ENI Spa                                     1.4
Microsoft Corp.                             1.6        Shell Transport & Trading Co. PLC           1.2
Wells Fargo & Co.                           1.6        Reed Elsevier NV                            1.1
SBC Communications, Inc.                    1.5        Aventis S.A., Class A                       1.0
Philip Morris Cos.                          1.4        UPM-Kymmene Oyj                             1.0
Nextel Communications, Inc., Class A        1.3        Vodafone Group PLC                          0.9
Bristol-Myers Squibb Co.                    1.3        VNU NV                                      0.9
---------------------------------------------------    ----------------------------------------------------
Total                                      17.9%       Total                                      13.1%



--------------------------------------------------------------------------------
  INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. EQUITIES
Banks ................................................................     3.55%
Beverages & Tobacco ..................................................     1.41
Broadcasting & Publishing ............................................     1.47
Capital Goods ........................................................     1.13
Chemicals ............................................................     1.35
Computer Software ....................................................     2.51
Computer Systems .....................................................     1.65
Electric Components ..................................................     0.53
Energy ...............................................................     3.11
Financial Services ...................................................     8.30
Health: Drugs ........................................................     5.44
Health: Non-Drugs ....................................................     3.83
Industrial Components ................................................     0.72
Internet Services ....................................................     0.40
Metals Non-Ferrous ...................................................     0.61
Multi-Industry .......................................................     0.95
Retail/Apparel .......................................................     1.40
Services/Miscellaneous ...............................................     4.87
Technology ...........................................................     0.56
Telecommunications -- Services .......................................     3.84
Transportation .......................................................     1.14
Utilities ............................................................     1.24
                                                                         ------
         Total U.S. Equities .........................................    50.01

INTERNATIONAL  EQUITIES
Aerospace & Military .................................................     0.23
Appliances & Household Durables ......................................     0.25
Autos/Durables .......................................................     0.94
Banks ................................................................     4.39
Beverages & Tobacco ..................................................     2.43
Broadcasting & Publishing ............................................     1.97
Business & Public Service ............................................     0.21
Chemicals ............................................................     2.88
Computer Software ....................................................     0.17
Construction .........................................................     0.81
Electric Components ..................................................     2.26
Electronics ..........................................................     0.19
Energy ...............................................................     3.20
Financial Services ...................................................     1.84
Food & House Products ................................................     2.84
Forest Products ......................................................     0.98
Health: Drugs ........................................................     3.97
Health: Non-Drugs ....................................................     0.46
Housing/Paper ........................................................     0.67
Industrial Components ................................................     0.51
Insurance ............................................................     1.37
Machinery & Engineering ..............................................     0.52
Multi-Industry .......................................................     1.01
Real Estate ..........................................................     0.36
Recreation ...........................................................     1.57
Retail/Apparel .......................................................     1.09
Services/Miscellaneous ...............................................     1.51
Telecommunications ...................................................     2.52
Transportation .......................................................     1.64
Utilities ............................................................     1.12
                                                                         ------
         Total International Equities ................................    43.91
INVESTMENT COMPANIES .................................................     1.95
SHORT-TERM INVESTMENTS ...............................................     2.64
                                                                         ------
   TOTAL INVESTMENTS .................................................    98.51
CASH AND OTHER ASSETS,
   LESS LIABILITIES ..................................................     1.49
                                                                         ------
NET ASSETS ...........................................................   100.00%
                                                                         ======

================================================================================
16

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                          ------    ------------
EQUITIES -- 93.92%
U.S. EQUITIES -- 50.01%
Advanced Micro Devices, Inc. (b) ....................     25,600    $    165,376
Allergan, Inc. ......................................      5,500         316,910
American Electric Power Co., Inc. ...................      3,600          98,388
American International Group, Inc. ..................      5,847         338,249
Anthem, Inc. (b) ....................................      5,800         364,820
AOL Time Warner, Inc. (b) ...........................     17,400         227,940
Ascential Software Corp. (b) ........................        759           1,822
Bank of New York Co., Inc. ..........................     10,200         244,392
Baxter International, Inc. ..........................     17,100         478,800
BEA Systems, Inc. (b) ...............................     25,800         295,926
Bristol-Myers Squibb Co. ............................     30,700         710,705
Burlington Northern Santa Fe Corp. ..................     24,700         642,447
Cephalon, Inc. (b) ..................................      7,000         340,676
Cisco Systems, Inc. (b) .............................     12,300         161,130
Citigroup, Inc. .....................................     39,800       1,400,562
CMS Energy Corp. ....................................     12,000         113,280
Computer Sciences Corp. .............................      3,200         110,240
ConocoPhillips ......................................      8,818         426,703
Consolidated Edison, Inc. ...........................      3,600         154,152
Constellation Energy Group ..........................      5,000         139,100
Costco Wholesale Corp. (b) ..........................     19,500         547,170
Dominion Resources, Inc. ............................      1,600          87,840
Dow Chemical Co. (The) ..............................      2,600          77,220
E.I. du Pont de Nemours & Co. .......................     10,700         453,680
Exelon Corp. ........................................      3,700         195,249
FirstEnergy Corp. ...................................      9,707         320,040
FleetBoston Financial Corp. .........................     12,000         291,600
FPL Group Corp. .....................................      5,400         324,702
Freddie Mac .........................................      9,000         531,450
General Electric Co. ................................     22,000         535,700
GreenPoint Financial Corp. ..........................      4,000         180,720
Hartford Financial Services
  Group, Inc. (The) .................................      5,000         227,150
Hewlett-Packard Co. .................................     23,891         414,748
Household International, Inc. .......................     19,000         528,390
Illinois Tool Works, Inc. ...........................      9,900         642,114
Ingersoll-Rand Co., Class A .........................      9,500         409,070
International Business Machines Corp. ...............      4,600         356,500
Johnson & Johnson ...................................     21,802       1,170,985
J.P. Morgan Chase & Co. .............................     22,900         549,600
Masco Corp. .........................................     16,400         345,220
McGraw-Hill Cos., Inc. ..............................      5,700         344,508
MeadWestvaco Corp. ..................................     13,500         333,585
Mellon Financial Corp. ..............................     11,700         305,487
Merck & Co., Inc. ...................................      4,500         254,745
Microsoft Corp. (b) .................................     17,900         925,430
Morgan Stanley ......................................      8,000         319,360
Motorola, Inc. ......................................     20,500         177,325
Nextel Communications, Inc., Class A (b) ............     64,200         741,510
Omnicom Group .......................................      6,300         406,980
Pfizer, Inc. ........................................      4,801         146,766
Philip Morris Cos., Inc. ............................     19,700         798,441
Praxair, Inc. .......................................      4,000         231,080
Principal Financial Group, Inc. .....................      4,400         132,572
RadioShack Corp. ....................................     13,200         247,368
Rational Software Corp. (b) .........................     18,900         196,371
Sapient Corp. (b) ...................................    110,200         225,910
SBC Communications, Inc. ............................     31,300         848,543
Schlumberger Ltd. ...................................      4,700         197,823
Sempra Energy .......................................     17,200         406,780
SICOR, Inc. (b) .....................................     24,100         381,985
SPDR Trust Series 1 .................................     19,000       1,676,370
Texas Instruments, Inc. .............................      9,100         136,591
U.S. Bancorp ........................................     19,000         403,180
United Health Group, Inc. ...........................      6,200         517,700
United Technologies Corp. ...........................      5,100         315,894
Verizon Communications, Inc. ........................     10,500         406,875
Viacom, Inc., Class A (b) ...........................      2,060          84,068
Viacom, Inc., Class B (b) ...........................      9,900         403,524
Wells Fargo & Co. ...................................     19,000         890,530
Wyeth, Inc. .........................................     24,800         927,520
                                                                    ------------
Total U.S. Equities .................................                 28,305,587
                                                                    ------------
INTERNATIONAL EQUITIES -- 43.91%
AUSTRALIA -- 1.68%
Mayne Nickless Ltd. .................................     57,500         105,553
National Australia Bank Ltd., Preferred .............     10,600         345,030
QBE Insurance Group Ltd. ............................     48,804         223,975
Westpac Banking Corp., Ltd. .........................     35,853         277,597
                                                                    ------------
                                                                         952,155
                                                                    ------------
BELGIUM -- 0.31%
Fortis ..............................................      9,892         174,394
                                                                    ------------
FINLAND -- 1.85%
Nokia Oyj ...........................................     30,900         491,258
UPM-Kymmene Oyj .....................................     17,300         555,529
                                                                    ------------
                                                                       1,046,787
                                                                    ------------
FRANCE -- 4.82%
Aventis S.A., Class A ...............................     10,623         577,452
BNP Paribas .........................................      9,978         406,584
Cap Gemini S.A ......................................      4,200          95,994
Sanofi-Synthelabo S.A ...............................      2,520         154,041
Suez S.A ............................................     15,156         263,063
Total Fina S.A., Class B ............................      7,172       1,024,324
Unibail S.A .........................................      2,874         204,482
                                                                    ------------
                                                                       2,725,940
                                                                    ------------
GERMANY -- 1.29%
Allianz AG ..........................................      1,530         145,545
Altana AG ...........................................      7,251         330,999
Bayer AG ............................................      6,090         130,692
Linde AG ............................................      3,401         124,915
                                                                    ------------
                                                                         732,151
                                                                    ------------
IRELAND -- 0.62%
CRH PLC .............................................     28,489         352,775
                                                                    ------------
ITALY -- 2.08%
Assicurazioni Generali Spa ..........................      8,004         164,627
ENI Spa .............................................     49,334         784,329
San Paolo-imi Spa ...................................     35,498         230,959
                                                                    ------------
                                                                       1,179,915
                                                                    ------------
JAPAN -- 7.53%
AIFUL Corp. .........................................      3,950         148,454
Bank of Yokohama ....................................     28,000         110,660
Banyu Pharmaceutical Co., Ltd. ......................     13,500         126,730

================================================================================
                                                                              17

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SHARES       VALUE
                                                          ------    ------------
Benesse Corp. .......................................      9,800    $    109,834
Fuji Photo Film Co., Ltd. ...........................     13,000         423,949
Hitachi Credit Corp. ................................      7,900          94,664
Honda Motor Co. .....................................      7,600         281,149
Kao Corp. ...........................................      6,000         131,710
Murata Manufacturing Co., Inc. ......................     10,500         411,435
Nintendo Corp., Ltd. ................................      5,000         467,262
NTT DoCoMo, Inc. ....................................         55         101,500
Rohm Co. ............................................      3,000         381,984
Sanyo Electric Co., Ltd. ............................     42,000         109,362
Sekisui House Ltd. ..................................     15,000         106,177
Sompo Japan Insurance, Inc. .........................     28,000         163,512
Sony Corp. ..........................................      3,400         142,108
Takeda Chemical Industries Ltd. .....................      5,700         238,240
Takefuji Corp. ......................................      3,980         229,738
Toyota Motor Corp. ..................................      9,400         252,684
West Japan Railway Co. ..............................         65         230,597
                                                                    ------------
                                                                       4,261,749
                                                                    ------------
NETHERLANDS -- 3.34%
Akzo Nobel NV .......................................      1,977          62,717
Koninklijke Ahold NV ................................     34,756         441,321
Philips Electronics NV ..............................     15,482         271,320
Reed Elsevier NV ....................................     49,772         608,485
VNU NV ..............................................     19,491         508,276
                                                                    ------------
                                                                       1,892,119
                                                                    ------------
NORWAY -- 0.45%
Telenor ASA .........................................     66,400         253,991
                                                                    ------------
PORTUGAL -- 0.49%
Electricidade de Portugal S.A .......................    165,780         276,610
                                                                    ------------
SINGAPORE -- 0.23%
Singapore Technologies Engineering Ltd. .............    136,000         129,375
                                                                    ------------
SPAIN -- 0.61%
Banco Bilbao Vizcaya S.A ............................     35,952         344,078
                                                                    ------------
SWEDEN -- 1.60%
Sandvik AB ..........................................     13,000         290,189
Svenska Cellulosa AB ................................     11,250         379,592
Swedish Match AB ....................................     29,700         233,488
                                                                    ------------
                                                                         903,269
                                                                    ------------
SWITZERLAND -- 3.19%
Adecco S.A ..........................................      7,037         275,841
Compagnie Financiere ................................     13,246         247,159
Givaudan S.A ........................................        292         130,932
Nestle S.A ..........................................      2,344         496,704
Roche Holding AG ....................................      3,218         224,238
Serono S.A ..........................................        347         185,960
Swiss Re ............................................      3,712         243,494
                                                                    ------------
                                                                       1,804,328
                                                                    ------------
UNITED KINGDOM -- 13.82%
Abbey National PLC ..................................     14,506         120,969
Allied Domecq PLC ...................................     50,210         320,906
ARM Holdings PLC (b) ................................     87,185          67,372
AstraZeneca PLC .....................................      4,330         154,752
Barclays Bank PLC ...................................     64,850         401,946
BP PLC ..............................................    198,966       1,367,739
Brambles Industries, Ltd. ...........................     48,414         118,471
BT Group PLC ........................................     21,326          66,949
Compass Group PLC ...................................     58,794         312,351
Electrocomponents PLC ...............................     31,925         147,506
Gallaher Group PLC ..................................     82,418         818,660
GlaxoSmithKline PLC .................................     18,016         345,725
Invensys PLC ........................................    201,621         171,220
Kingfisher PLC ......................................     83,221         298,098
Matalan PLC .........................................     21,053          71,175
Rentokil Initial PLC ................................    131,939         467,296
Rolls-Royce PLC .....................................    179,120         308,549
Royal Bank of Scotland Group PLC ....................     19,917         477,115
Safeway PLC .........................................     64,835         222,585
Scottish & Southern Energy PLC ......................     32,014         350,466
Shell Transport & Trading Co. PLC ...................    106,107         698,657
Vodafone Group PLC ..................................    281,461         513,160
                                                                    ------------
                                                                       7,821,667
                                                                    ------------
Total International Equities ........................                 24,851,303
                                                                    ------------
Total Equities (Cost $55,592,659) ...................                 53,156,890
                                                                    ------------
INVESTMENT COMPANIES -- 1.95%
JAPAN -- 0.52%
iShares MSCI Japan Index Fund .......................     42,000         291,900
                                                                    ------------
UNITED KINGDOM -- 0.62%
iShares MSCI United Kingdom Index Fund ..............     28,900         351,135
                                                                    ------------
OTHER -- 0.81%
iShares MSCI EMU Index Fund .........................     10,600         461,100
                                                                    ------------
Total Investment Companies
  (Cost $1,103,303) .................................                  1,104,135
                                                                    ------------
SHORT-TERM INVESTMENTS -- 2.64%
OTHER -- 2.64%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
    (Cost $1,493,820) ...............................  1,493,820       1,493,820
                                                                    ------------
Total Investments
  (Cost $58,189,782) -- 98.51% (a) ..................                 55,754,845
Cash and other assets,
  less liabilities -- 1.49% .........................                    842,131
                                                                    ------------
Net Assets -- 100% ..................................               $ 56,596,976
                                                                    ============

================================================================================
18

--------------------------------------------------------------------------------
  UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $58,189,782; and net unrealized depreciation consisted of:

       Gross unrealized appreciation .............................  $ 4,444,510
       Gross unrealized depreciation .............................   (6,879,447)
                                                                    -----------
                Net unrealized depreciation ......................  $(2,434,937)
                                                                    ===========

(b)    Non-income producing security.

%      Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2002:

                                                                         SETTLEMENT        LOCAL        CURRENT    UNREALIZED
                                                                            DATE         CURRENCY        VALUE     GAIN/(LOSS)
                                                                         ----------      --------       -------    -----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD) ................................................  01/21/03       9,750,000    $5,480,581    $193,755
British Pound (GBP) ....................................................  01/21/03         150,000       241,165       9,166
Canadian Dollar (CAD) ..................................................  01/21/03       5,900,000     3,731,930    (100,178)
Euro (EUR) .............................................................  01/21/03       6,451,837     6,765,161     452,952
Hong Kong Dollar (HKD) .................................................  01/21/03       6,300,000       807,811         240
Japanese Yen (JPY) .....................................................  01/21/03      36,000,000       303,571      10,907
Swedish Krona (SEK) ....................................................  01/21/03       2,500,000       286,543       9,921
Swiss Franc (CHF) ......................................................  01/21/03         800,000       578,812      31,644

FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD) ................................................  01/21/03       3,350,000     1,883,072     (53,668)
British Pound (GBP) ....................................................  01/21/03       3,480,000     5,595,024    (241,521)
Canadian Dollar (CAD) ..................................................  01/21/03         600,000       379,518      (2,681)
Euro (EUR) .............................................................  01/21/03       2,567,310     2,691,988    (199,804)
Hong Kong Dollar (HKD) .................................................  01/21/03       3,300,000       423,139         (57)
Japanese Yen (JPY) .....................................................  01/21/03     261,000,000    (2,200,891)       (497)
Swedish Krona (SEK) ....................................................  01/21/03       6,100,000       699,165     (59,397)
Swiss Franc (CHF) ......................................................  01/21/03         800,000       578,812     (29,434)
                                                                                                                    --------
     Total net unrealized gain on Forward Foreign Currency Contracts ...                                            $ 21,348
                                                                                                                    ========

================================================================================
                 See accompanying notes to financial statements.              19

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS Global Bond Fund returned 8.22%, versus 8.78% for the Salomon Smith Barney World Government Bond Index (WGBI). (Returns for all share classes over various time periods are shown on page 21. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

Weak global growth and increasing anxiety about the geopolitical situation continued to drive investors to the bond markets over the six-month period. The third quarter saw most major economies faltering, primarily out of fear that the United States was heading into a double-dip recession. Global bonds rallied in this environment, with the G-3 (U.S., Japan and Germany) ten-year yield falling from 3.7% to 3.0%, and the G-3 two-year yield falling from 2.3% to 1.5%. The fourth quarter brought slightly better economic news and a rebound in the global equity markets. It also saw interest rate cuts from both the U.S. Federal Reserve Board and the European Central Bank--clear signs that the governments were prepared to use accommodative monetary policy to prevent further economic decline.

U.S. bonds offered particularly strong relative performance in the third quarter, when yields on ten-year U.S. government bonds fell by 120 basis points to 3.6%. However, lower quality corporate bonds did not do as well in the risk-averse climate. In the fourth quarter, the U.S. market lagged behind other major markets. During this time, the yield differential between 10-year U.S. Treasuries and equivalent-maturity government bonds overseas narrowed by between 30 and 75 basis points.

Elsewhere in the dollar bloc, Australia boasted a relatively strong domestic economy in the third quarter, but in the fourth quarter, a severe drought in that country placed downward pressure on growth expectations, which resulted in the outperformance of some AUD bonds relative to the United States.

European Monetary Union (EMU) bond markets underperformed the U.S. market during the first half of the period, but then outperformed U.S. bonds in the second half. Within the EMU during this time, the probability of increased government debt issuance in Germany led other sovereign EMU issues to perform more strongly. Finally, Japan's bond market was trapped in a cycle of ups and downs. Political infighting hindered any useful economic intervention, and pushed the country back towards a recession.

KEY ALLOCATIONS HELPED PERFORMANCE

The Fund's performance over the period benefited from its underweight to Japanese securities compared to the WGBI Index. In addition, an overweight position to European corporate bonds in the A/BBB credit sectors produced good results, while our active currency strategy had a positive impact on returns. More specifically, with regard to the latter, overweights in the Euro and Australian dollar, along with underweights in the U.S. dollar, the U.K. pound and the Japanese yen, were beneficial to performance. However, the Fund maintained a shorter duration than the benchmark in both the United States and the EMU, which ultimately proved to be a detractor from Fund performance.

LOOKING AHEAD

In our opinion, the main risk to the global bond market going forward is positive growth surprise. To protect against this, we have moved the Fund to a shorter-than-benchmark duration in the United States and European Monetary Union. We expect to maintain our limited exposure to Japan, where the appointment of a new Bank of Japan governor may herald changes in monetary policy. In terms of sectors, we are looking for increased opportunities in the high credit quality end of the corporate bond market. We believe there will be an inevitable increase in government borrowing worldwide going forward. This increase in government bond issuance should continue to narrow swap spreads between the United States and the Euro zone, giving assistance to the corporate bond markets.

================================================================================
20

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  TOTAL RETURN
--------------------------------------------------------------------------------

                                                6 months     1 year      3 years    5 years  Inception*
                                                  ended       ended       ended      ended       to
                                                12/31/02    12/31/02    12/31/02   12/31/02   12/31/02
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A                      8.03%      20.18%        N/A        N/A      13.55%
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS B                      7.64       19.45         N/A        N/A      16.35
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS C                       N/A         N/A         N/A        N/A       7.79
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS Y                      8.22       20.55        6.43%      4.82%      5.76
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A+                     3.22       14.74         N/A        N/A       9.15
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS B+                     2.64       14.45         N/A        N/A      12.75
------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS C+                      N/A         N/A         N/A        N/A       5.98
------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Gov't Bond Index       8.78       19.49        6.32       5.82       6.12
------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE SALOMON SMITH BARNEY WORLD GOV'T BOND INDEX IS 7/31/93.

+  RETURNS INCLUDE SALES CHARGES.

   TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

   TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. ALL

   TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------    --------------------------------------------------
  COUNTRY EXPOSURE, TOP FIVE                            CURRENCY EXPOSURE, TOP FIVE
--------------------------------------------------    --------------------------------------------------
AS OF DECEMBER 31, 2002 (UNAUDITED)                   AS OF DECEMBER 31, 2002 (UNAUDITED)

                                     Percentage of                                         Percentage of
                                      Net Assets                                            Net Assets
--------------------------------------------------    --------------------------------------------------
European Union                             52.8%      Euro                                       48.6%
U.S.                                       18.9       U.S. Dollar                                19.3
Japan                                       7.8       Japanese Yen                               12.0
United Kingdom                              6.5       British Pound                               6.5
Canada                                      4.8       Canadian Dollar                             4.8
--------------------------------------------------    --------------------------------------------------
Total                                      90.8%      Total                                      91.2%

--------------------------------------------------------------------------------
  INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
U.S. BONDS
Corporate Bonds ......................................................     0.04%
Aerospace & Military .................................................     0.03
Airlines .............................................................     0.09
Autos/Durables .......................................................     0.09
Banks ................................................................     0.22
Beverages & Tobacco ..................................................     0.08
Chemicals ............................................................     0.04
Computer Systems .....................................................     0.01
Construction .........................................................     0.13
Consumer .............................................................     0.06
Electric Components ..................................................     0.11
Energy ...............................................................     0.30
Financial Services ...................................................     0.89
Food & House Products ................................................     0.13
Forest Products ......................................................     0.01
Health: Drugs ........................................................     0.03
Housing/Paper ........................................................     0.03
Leisure & Tourism ....................................................     0.01
Metals Non-Ferrous ...................................................     0.01
Multi-Industry .......................................................     0.11
Publishing ...........................................................     0.04
Real Estate ..........................................................     0.03
Recreation ...........................................................     0.03
Retail/Apparel .......................................................     0.04
Services/Miscellaneous ...............................................     0.08
Telecommunications ...................................................     0.11
Telecommunications -- Wireless .......................................     0.04
Transportation .......................................................     0.04
Utilities ............................................................     0.11
                                                                         ------
         Total U.S. Corporate Bonds ..................................     2.94
Asset-Backed .........................................................     0.37
International Dollar Bonds ...........................................     0.04
Mortgage-Backed Securities ...........................................     7.80
U.S. Government Obligations ..........................................     4.73
                                                                         ------
         Total U.S. Bonds ............................................    15.88
International Bonds ..................................................    80.75
                                                                         ------
         Total Bonds .................................................    96.63
SHORT-TERM INVESTMENTS ...............................................     3.06
                                                                         ------
   TOTAL INVESTMENTS .................................................    99.69
CASH AND OTHER ASSETS,
   LESS LIABILITIES ..................................................     0.31
                                                                         ------
NET ASSETS ...........................................................   100.00%
                                                                         ======

--------------------------------------------------------------------------------
  TOP TEN FIXED INCOME HOLDINGS
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                      Percentage
                                                                        of Net
                                                                        Assets
--------------------------------------------------------------------------------
European Investment Bank
   2.125%, due 09/20/07                                                  4.7%
Depfa Deutsche Pfandbriefbank
   0.150%, due 06/20/03                                                  4.2
Government of Belgium
   5.750%, due 03/28/08                                                  4.1
Bank Nederlandse Gemeeten
   5.250%. due 07/04/11                                                  3.9
Dexia Municipal Agency
   5.375%, due 04/26/07                                                  3.7
Kredit Fuer Wiederaufbau
   5.000%, due 01/04/09                                                  3.3
Government of Japan
   1.750%, due 06/21/10                                                  3.1%
Duetsche Ausgleichsbank
   6.000%, due 07/04/07                                                  2.9
Government of France
   5.125%, due 10/25/08                                                  2.9
International Bank for
   Reconstruction & Development
   4.750%, due 12/20/04                                                  2.8
--------------------------------------------------------------------------------
Total                                                                   35.6%


================================================================================
22

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT         VALUE
                                                      ----------    ------------
BONDS -- 96.63%
U.S. BONDS -- 15.88%
U.S. CORPORATE BONDS -- 2.85%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06 .............................. $    5,000    $      5,466
Alcoa, Inc.
  6.000%, due 01/15/12 ..............................      5,000           5,504
Anadarko Finance Co.
  7.500%, due 05/01/31 ..............................      5,000           5,945
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09 ..............................     20,000          25,877
AOL Time Warner, Inc.
  7.625%, due 04/15/31 ..............................     20,000          20,556
Apache Corp.
  6.250%, due 04/15/12 ..............................      5,000           5,605
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11 ..............................     10,000          10,050
Avalonbay Communities, Inc.
  7.500%, due 08/01/09 ..............................      5,000           5,590
Avon Products, Inc.
  7.150%, due 11/15/09 ..............................     20,000          23,361
Bank of America Corp.
  7.400%, due 01/15/11 ..............................     25,000          29,449
Bank One Corp.
  7.875%, due 08/01/10 ..............................     15,000          17,978
Bristol Myers Squibb Co.
  5.750%, due 10/01/11 ..............................      5,000           5,324
Burlington Northern Santa Fe Corp.
  6.875%, due 12/01/27 ..............................      5,000           5,534
  7.082%, due 05/13/29 ..............................      5,000           5,682
Burlington Resources Finance Co.
  6.680%, due 02/15/11 ..............................      5,000           5,589
Cendant Corp.
  6.875%, due 08/15/06 ..............................     20,000          20,753
Centex Corp.
  9.750%, due 06/15/05 ..............................     45,000          50,112
Cingular Wireless
  6.500%, due 12/15/11 ..............................      5,000           5,393
Citigroup, Inc.
  7.250%, due 10/01/10 ..............................     30,000          34,826
Citizens Communications Co.
  9.250%, due 05/15/11 ..............................     10,000          11,910
Comcast Cable Communications
  6.750%, due 01/30/11 ..............................     15,000          15,607
Commonwealth Edison Co., 144A
  6.150%, due 03/15/12 ..............................      5,000           5,532
ConocoPhillips
  8.750%, due 05/25/10 ..............................      5,000           6,257
Consolidated Edison, Inc.
  7.500%, due 09/01/10 ..............................     30,000          35,796
Coors Brewing Co., 144A
  6.375%, due 05/15/12 ..............................      5,000           5,588
Countrywide Home Loans
  5.500%, due 02/01/07 ..............................     15,000          15,926
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07 ..............................     15,000          16,057
  6.500%, due 01/15/12 ..............................      5,000           5,344
DaimlerChrysler NA Holdings
  8.500%, due 01/18/31 ..............................      5,000           6,154
Devon Financing Corp., ULC
  6.875%, due 09/30/11 ..............................     10,000          11,139
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05 ..............................     15,000          16,455
Dow Chemical Co. (The)
  6.125%, due 02/01/11 ..............................      5,000           5,152
Duke Energy Field Services, LLC
  6.875%, due 02/01/11 ..............................     10,000           9,968
EOP Operating LP
  7.000%, due 07/15/11 ..............................      5,000           5,448
  7.875%, due 07/15/31 ..............................      5,000           5,445
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 ..............................     15,000          17,248
First Data Corp.
  5.625%, due 11/01/11 ..............................     10,000          10,582
First Energy Corp.
  6.450%, due 11/15/11 ..............................     15,000          14,923
First Union National Bank
  7.800%, due 08/18/10 ..............................     20,000          24,145
FleetBoston Financial Corp.
  7.375%, due 12/01/09 ..............................     10,000          11,429
Ford Motor Co.
  7.450%, due 07/16/31 ..............................     15,000          13,048
Ford Motor Credit Co.
  5.800%, due 01/12/09 ..............................     15,000          13,912
  6.875%, due 02/01/06 ..............................      5,000           5,009
  7.375%, due 02/01/11 ..............................     10,000           9,724
General Electric Capital Corp.
  6.750%, due 03/15/32 ..............................     30,000          33,168
General Motors Acceptance Corp.
  6.875%, due 09/15/11 ..............................     35,000          34,904
  8.000%, due 11/01/31 ..............................     15,000          15,082
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11 ..............................     10,000          11,162
Harrah's Operating Co., Inc.
  7.125%, due 06/01/07 ..............................     10,000          11,025
Household Finance Corp.
  6.750%, due 05/15/11 ..............................     15,000          15,993
HSBC Holdings PLC
  5.250%, due 12/12/12 ..............................      5,000           5,125
International Business Machines Corp.
  5.875%, due 11/29/32 ..............................      5,000           4,947
International Paper Co.
  6.750%, due 09/01/11 ..............................     10,000          11,127
John Deere Capital Corp.
  7.000%, due 03/15/12 ..............................     10,000          11,594
Kohls Corp.
  7.250%, due 06/01/29 ..............................      5,000           5,875
Kraft Foods, Inc.
  4.625%, due 11/01/06 ..............................      5,000           5,257
  6.500%, due 11/01/31 ..............................     10,000          10,988
Kroger Co.
  7.500%, due 04/01/31 ..............................      5,000           5,593
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12 ..............................      5,000           5,534
Lincoln National Corp.
  6.200%, due 12/15/11 ..............................     10,000          10,664
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06 ..............................     15,000           7,875
  9.125%, due 05/01/31 ..............................     10,000           4,450

================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT         VALUE
                                                      ----------    ------------
Morgan Stanley
  6.750%, due 04/15/11 .............................. $   15,000    $     16,669
News America Holdings, Inc.
  7.125%, due 04/08/28 ..............................     15,000          14,381
Occidental Petroleum Corp.
  8.450%, due 02/15/29 ..............................     10,000          12,829
Pemex Project Funding Master Trust, 144A
  8.000%, due 11/15/11 ..............................     15,000          16,125
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09 ..............................     10,000          10,897
Praxair, Inc.
  6.375%, due 04/01/12 ..............................      5,000           5,589
Progress Energy, Inc.
  7.000%, due 10/30/31 ..............................     10,000          10,421
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10 ..............................     35,000          22,750
Rohm & Haas Co.
  7.850%, due 07/15/29 ..............................      5,000           6,251
SBC Communications, Inc.
  5.875%, due 02/01/12 ..............................     10,000          10,801
Sempra Energy
  7.950%, due 03/01/10 ..............................     15,000          17,104
SLM Corp.
  5.625%, due 04/10/07 ..............................     20,000          21,752
Southern Power Co.
  6.250%, due 07/15/12 ..............................      5,000           5,283
Target Corp.
  7.000%, due 07/15/31 ..............................     10,000          11,328
Telus Corp.
  8.000%, due 06/01/11 ..............................     10,000           9,600
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11 ..............................     20,000          22,022
Unilever Capital Corp.
  7.125%, due 11/01/10 ..............................     15,000          17,704
Union Pacific Corp.
  6.700%, due 12/01/06 ..............................     10,000          11,062
United Technologies Corp.
  6.100%, due 05/15/12 ..............................     10,000          11,181
Valero Energy Corp.
  7.500%, due 04/15/32 ..............................     10,000          10,129
Verizon New York, Inc.
  7.375%, due 04/01/32 ..............................     10,000          11,564
Walt Disney Co. (The)
  6.375%, due 03/01/12 ..............................      5,000           5,469
Washington Mutual, Inc.
  5.625%, due 01/15/07 ..............................      5,000           5,351
Wells Fargo Bank, NA
  6.450%, due 02/01/11 ..............................     25,000          28,065
  Weyerhaeuser Co., 144A
  7.375%, due 03/15/32 ............................        5,000           5,423
                                                                    ------------
                                                                       1,116,505
                                                                    ------------
ASSET-BACKED SECURITIES -- 0.46%
Comed Transitional Funding Trust, 98-1,
  Class A7 5.740%, due 12/25/10 .....................     45,000          49,738
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31 ..............................     20,000          21,148
Continental Airlines, Inc., E.E.T.C.
  6.320%, due 11/01/08 ..............................     10,000           8,952
DVI Receivable Corp., 00-2, Class A3
  6.808%, due 07/12/04 ..............................     13,383          13,538
Delta Air Lines, Inc. 00-1, E.E.T.C.
  7.570%, due 11/18/10 ..............................     15,000          14,984
Peco Energy Transition Trust, 99-A3,
  Class A7 6.130%, due 03/01/09 .....................     55,000          61,669
United Airlines, Inc., E.E.T.C.
  7.811%, due 10/01/09 (b) (d) (e) ..................     29,456          11,877
                                                                    ------------
                                                                         181,906
                                                                    ------------
INTERNATIONAL DOLLAR BONDS -- 0.04%
Canadian National Railway Co.
  6.900%, due 07/15/28 ..............................      5,000           5,700
Deutsche Telekom International Finance
  8.250%, due 06/15/30 ..............................      5,000           5,776
France Telecom S.A.
  8.500%, due 03/01/31 ..............................      5,000           6,086
                                                                    ------------
                                                                          17,562
                                                                    ------------
MORTGAGE BACKED SECURITIES -- 7.80%
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1 7.500%, due 05/25/32 .............     58,710          61,781
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10 ..............................    140,000         162,691
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32 ..............................     20,000          22,521
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32 ..............................    165,000         193,333
Fannie Mae Grantor Trust
  7.125%, due 01/15/30 ..............................    175,000         215,958
  7.500%, due 06/25/30 ..............................     76,656          83,100
  7.500%, due 12/25/41 ..............................    131,750         142,825
Federal Home Loan Mortgage Corp.
  6.500%, due 11/01/28 ..............................      6,014           6,267
  7.000%, due 10/15/13 ..............................     68,215          72,638
Federal Home Loan Mortgage Corp. Gold
  8.000%, due 01/01/30 ..............................    262,643         281,553
Federal National Mortgage Association
  6.000%, due 03/01/29 ..............................     79,121          81,904
  6.500%, due 06/01/29 ..............................     59,547          62,030
  6.500%, due 08/01/32 ..............................    117,000         121,878
  7.000%, due 06/01/32 ..............................     77,489          81,504
Federal National Mortgage Association,
  Whole Loan 95-W3, Class A
  9.000%, due 04/25/25 ..............................      3,130           3,469
GMAC Commercial Mortgage
  Securities, Inc., 97-C2, Class A2
  6.550%, due 04/16/29 ..............................     25,000          27,174
Government National Mortgage Association
  6.000%, due 11/20/28 ..............................     56,901          59,097
  6.000%, due 12/20/28 ..............................     89,661          93,392
  6.000%, due 05/20/29 ..............................    110,528         114,794
  6.500%, due 08/15/27 ..............................      4,132           4,340
  6.500%, due 12/15/29 ..............................    106,393         111,839
  7.000%, due 07/15/25 ..............................     23,334          24,909
  7.000%, due 07/15/31 ..............................    242,881         257,490

================================================================================
24

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT         VALUE
                                                      ----------    ------------
Impac Secured Assets Common Owner
  Trust 01-3, Class A2 (c)
  7.250%, due 04/25/31 ............................ $     75,104    $     80,831
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32 ............................       50,000          58,629
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2
  6.540%, due 12/10/29 ............................       20,000          22,407
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28 ............................       50,000          55,038
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33 ............................       35,209          39,282
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 03/04/20 ............................       19,465          21,436
Norwest Asset Securities Corp.,
  99-3, Class A3
  6.000%, due 01/25/29 ............................        4,844           4,847
PNC Mortgage Acceptance Corp.,
  99-CM1, Class A1B
  7.330%, due 12/10/32 ............................       30,000          35,055
PNC Mortgage Securities Corp.,
  94-3, Class A8
  7.500%, due 07/25/24 ............................      190,000         194,721
Prudential Home Mortgage Securities,
  93-43, Class A9
  6.750%, due 10/25/23 ............................       70,972          71,723
Prudential Home Mortgage Securities,
  96-7, Class A4
  6.750%, due 06/25/11 ............................       59,701          60,947
Prudential Mortgage Capital Funding LLC,
  00-ROCK, Class A2
  6.605%, due 05/10/34 ............................       10,000          11,336
Residential Funding Mortgage
  Securitization I, 98-56, Class A6
  6.750%, due 03/25/28 ............................       45,000          46,084
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33 ............................       60,000          67,836
                                                                    ------------
                                                                       3,056,659
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS -- 4.73%
U.S. Treasury Bond
  3.000%, due 07/15/12 ............................      210,000         225,008
U.S. Treasury Note
  2.875%, due 06/30/04 ............................      715,000         730,808
  3.250%, due 08/15/07 ............................      600,000         614,859
  5.000%, due 08/15/11 ............................      215,000         235,761
  6.250%, due 05/15/30 ............................       10,000          11,967
  8.000%, due 11/15/21 ............................       25,000          34,834
                                                                    ------------
                                                                       1,853,237
                                                                    ------------
Total U.S. Bonds ..................................                    6,225,869
                                                                    ------------
INTERNATIONAL BONDS -- 80.75%
AUSTRALIA -- 3.62%
Government of Australia
  6.250%, due 04/15/15 ........................ AUD      400,000         242,552
  10.000%, due 02/15/06 ...........................      385,000         250,401
Queensland Treasury Corp.
  6.000%, due 07/14/09 ............................      920,000         543,566
  6.500%, due 06/14/05 ............................      650,000         381,370
                                                                    ------------
                                                                       1,417,889
                                                                    ------------
BELGIUM -- 4.07%
Government of Belgium
  5.750%, due 03/28/08 ........................ EUR    1,380,000       1,595,559
                                                                    ------------

CANADA -- 4.83%
Government of Canada
  5.750%, due 06/01/29 ........................ CAD      330,000         220,063
  6.000%, due 09/01/05 ............................      540,000         364,361
  6.000%, due 06/01/11 ............................      410,000         282,412
  8.000%, due 06/01/23 ............................      300,000         251,274
Province of Ontario
  5.200%, due 03/08/07 ............................      620,000         410,500
  7.500%, due 01/19/06 ............................      520,000         365,553
                                                                    ------------
                                                                       1,894,163
                                                                    ------------
FINLAND -- 3.95%
Government of Finland
  3.750%, due 11/12/03 ........................ EUR      660,000         698,834
  5.000%, due 04/25/09 ............................      300,000         336,116
  5.750%, due 02/23/11 ............................      440,000         513,910
                                                                    ------------
                                                                       1,548,860
                                                                    ------------
FRANCE -- 11.12%
Dexia Municipal Agency
  5.375%, due 04/26/07 ........................ EUR    1,300,000       1,463,176
Government of France
  3.500%, due 07/12/04 ............................      885,000         939,086
  5.125%, due 10/25/08 ............................    1,000,000       1,123,970
  5.500%, due 04/25/10 ............................      440,000         504,205
  5.500%, due 04/25/29 ............................      100,000         115,120
  8.500%, due 10/25/19 ............................      140,000         212,628
                                                                    ------------
                                                                       4,358,185
                                                                    ------------
GERMANY -- 17.58%
Bundesrepublik Deutschland
  4.500%, due 07/04/09 ........................ EUR      240,000         262,199
  6.000%, due 01/04/07 ............................      125,000         144,265
  6.500%, due 07/04/27 ............................      535,000         694,390
Depfa Deutsche Pfandbriefbank
  0.150%, due 06/20/03 ........................ JPY  197,000,000      1,659,865
Deutsche Ausgleichsbank
  6.000%, due 07/04/07 ........................ EUR      985,000       1,136,446
Federal Republic of Germany
  5.000%, due 07/04/11 ............................      875,000         975,967
Kredit Fuer Wiederaufbau
  5.000%, due 01/04/09 ............................    1,150,000       1,284,681
Treuhandanstalt
  6.750%, due 05/13/04 ............................      665,000         734,977
                                                                    ------------
                                                                       6,892,790
                                                                    ------------

================================================================================

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT         VALUE
                                                      ----------    ------------
ITALY -- 5.92%
Buoni Poliennali Del Tes
  3.250%, due 04/15/04 ........................ EUR      420,000    $    444,251
  5.000%, due 05/01/08 ............................      115,000         128,482
  5.250%, due 11/01/29 ............................      190,000         209,502
  8.750%, due 07/01/06 ............................      400,000         496,133
Republic of Italy
  1.800%, due 02/23/10 ........................ JPY   72,000,000         664,303
  3.800%, due 03/27/08 ............................   38,000,000         377,749
                                                                    ------------
                                                                       2,320,420
                                                                    ------------
JAPAN -- 12.48%
European Investment Bank
  2.125%, due 09/20/07 ........................ JPY  200,000,000       1,832,451
Federal National Mortgage
  Association -- Global
  2.125%, due 10/09/07 ............................   80,000,000         731,066
Government of Japan
  1.750%, due 06/21/10 ............................  135,000,000       1,226,195
International Bank for Reconstruction &
  Development 4.750%, due 12/20/04   ..............  120,000,000       1,102,798
                                                                    ------------
                                                                       4,892,510
                                                                    ------------
MEXICO -- 0.03%
Mexico Government International Bond
  8.125%, due 12/30/19 MXN ......................         10,000          10,550
                                                                    ------------
NETHERLANDS -- 8.38%
Bank Nederlandse Gemeenten
  5.250%, due 07/04/11 ....................... EUR     1,350,000       1,520,256
Government of Netherlands
  5.000%, due 07/15/11 ............................      890,000         992,217
  6.000%, due 01/15/06 ............................      680,000         774,074
                                                                    ------------
                                                                       3,286,547
                                                                    ------------
SPAIN -- 4.48%
Government of Spain
  3.000%, due 01/31/03 ........................ EUR      630,000         661,124
  3.250%, due 01/31/05 ............................      310,000         328,203
  4.750%, due 07/30/14 ............................      350,000         377,260
  5.150%, due 07/30/09 ............................      190,000         214,390
  6.000%, due 01/31/29 ............................      145,000         176,584
                                                                    ------------
                                                                       1,757,561
                                                                    ------------
SWEDEN -- 2.47%
Government of Sweden
  5.000%, due 01/15/04 ........................ SEK    3,550,000         412,923
  6.750%, due 05/05/14 ............................    1,640,000         219,328
  8.000%, due 08/15/07 ............................    2,520,000         335,090
                                                                    ------------
                                                                         967,341
                                                                    ------------
UNITED KINGDOM -- 1.82%
European Investment Bank
  6.250%, due 04/15/14 ....................... GBP        70,000         128,166
U.K. Treasury
  5.750%, due 12/07/09 ............................       87,000         152,232
  6.000%, due 12/07/28 ............................      112,000         222,055
  8.500%, due 12/07/05 ............................      115,000         208,225
                                                                    ------------
                                                                         710,678
                                                                    ------------
Total International Bonds .........................                   31,653,053
                                                                    ------------
Total Bonds (Cost $33,861,429) ....................                   37,878,922

                                                        SHARES
                                                      ----------
SHORT-TERM INVESTMENTS -- 3.06%
OTHER -- 3.06%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $1,199,248) ...............................    1,199,248       1,199,248
                                                                    ------------
Total Investments
  (Cost $35,060,677) -- 99.69% (a) ................                   39,078,170
Cash and other assets,
  less liabilities -- 0.31% .......................                      121,768
                                                                    ------------
Net Assets -- 100% ................................                 $ 39,199,938
                                                                    ============

================================================================================
26

--------------------------------------------------------------------------------
  UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $35,060,677; and net unrealized appreciation consisted of:

              Gross unrealized appreciation ...................... $ 4,081,632
              Gross unrealized depreciation ......................     (64,139)
                                                                   -----------
                     Net unrealized appreciation ................. $ 4,017,493
                                                                   ===========

(b)         Security is in default.

(c) Step bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.

(d)         Non-income producing security.

(e) Security is illiquid. This security amounted to $11,877 or 0.03% of net assets.

%           Represents a percentage of net assets.

E.E.T.C.:   Enhanced equipment trust certificate

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $60,813 or 0.16% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2002:

                                                                           SETTLEMENT        LOCAL        CURRENT     UNREALIZED
                                                                              DATE         CURRENCY        VALUE      GAIN/(LOSS)
                                                                           ----------      --------       -------     ----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD) ................................................    01/21/03      4,450,000    $ 2,501,394    $  91,895
British Pounds (GBP) ...................................................    01/21/03        410,000        659,184      (31,771)
Canadian Dollar (CAD) ..................................................    01/21/03      1,160,000        733,735       (4,405)
Euro (EUR) .............................................................    01/21/03      2,168,207      2,273,503     (142,573)
Japanese Yen (JPY) .....................................................    01/21/03     84,000,000        708,333      (27,014)
Swedish Krona (SEK) ....................................................    01/23/03      5,800,000        664,780      (56,476)

FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD) ................................................    01/23/03      2,840,000      1,596,395      (42,545)
Canadian Dollar (CAD) ..................................................    01/23/03        550,000        347,892      (10,823)
Danish Krone (DKK) .....................................................    01/21/03      2,900,000        409,350       28,423
Euro (EUR) .............................................................    01/23/03      1,238,207      1,298,339       84,929
Japanese Yen (JPY) .....................................................    01/23/03    332,000,000      2,799,600      (11,607)
Swiss Franc (CHF) ......................................................    01/21/03        350,000        253,230       17,673
                                                                                                                      ---------
     Total net unrealized loss on Forward Foreign Currency Contracts ...                                              $(104,294)
                                                                                                                      =========

================================================================================
                 See accompanying notes to financial statements.              27

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND
--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Balanced Fund declined 3.65%, versus a decline of 4.40% for the Fund's benchmark, the U.S. Balanced Mutual Fund Index.* (Returns for all share classes over various time periods are shown on page 29. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

A sluggish economy, disappointing corporate profits, high profile accounting scandals, and the ongoing threat of trouble in the Middle East conspired to push the U.S. equity market down 17.27% in the third quarter of 2002. No segment of the market went untouched as virtually every investment style, industry sector, and market capitalization segment posted negative returns. In contrast, these same general conditions supported a bond market rally. Government bonds and high quality and commercial mortgage-backed securities turned in particularly impressive results. Lower quality corporate bonds continued to underperform, held back by investors' aversion to risk, the questionable business practices of some high-profile corporations and a sudden influx of "fallen angels"-- that is, investment-grade bonds that have been downgraded to non-investment-grade status.

The situation reversed itself in the fourth quarter, when stocks outperformed bonds. The equity market hit a five-year low in early October, and then rallied. Investor interest in stocks was re-ignited by attractive valuations and better-than-expected third quarter earnings reports from several of the year's most volatile companies. Ultimately, the Wilshire 5000 advanced 7.82% over the fourth quarter. Though an impressive gain, it was still not enough to overcome the losses posted in the third quarter. The net result was a market decline of 10.30% for the six months ended December 31, 2002. While stocks reclaimed center stage in the fourth quarter, the bond market retreated. However, one segment did well: lower-quality corporate bonds, which rallied due to signs of economic stability, a rising stock market, and heavy inflows into high yield mutual funds.

FOCUS ON INTRINSIC VALUE HAD A STRONG IMPACT

During the period, our focus on intrinsic value--whereby we carefully analyze the expected cash flows that we believe an investment will provide to determine whether its market price reflects its intrinsic value--led us to decrease the Fund's bond allocation and overweight U.S. stocks in order to take advantage of attractive valuations in that market. We believed that investors were ignoring attractive opportunities in U.S. stocks because of their concerns over geopolitical events and disappointing earnings reports. In addition, our research showed that high quality U.S. bonds appeared expensive. Yields had been driven to their lowest level in decades, leaving little room for further declines, and thus, future gains in price. We reduced the Fund's position in conventional U.S. fixed income and increased its exposure to U.S. high yield bonds and global equities.

As a result of the insight provided by our team of analysts via our integrated global investment platform, we focused on undervalued companies in non-cyclical industries. This strategy led us to overweight healthcare and pharmaceuticals, banks and utilities. Our holdings in pharmaceuticals were especially beneficial to the Fund. Drug company prices had been driven down by government intervention and patent expirations on several high profile drugs, leaving many fundamentally sound companies selling at relatively low prices. The Fund also saw good results from its holdings in the bank sector. Banks began to realize the benefits of earlier consolidations, an increased focus on automation, and the introduction of new products. Alternately, the Fund's overweight position in utilities detracted from relative performance. Traditionally, utilities have been considered a good place to ride out economic downturns. However, utilities fell over the six-month period. Despite this poor performance, we remain positive on the sector, attracted to its sound fundamentals, fair valuations, and the possibility that dividends, typically higher on utilities than the broad market average, may be classified as tax exempt income if President Bush's fiscal stimulus plan is implemented as proposed.

Within the bond portion of the Fund, we saw poor results from our investments in corporate bond issues. However, what ground we lost in that area was made up for by the positive results of our investments in mortgage-backed and commercial mortgage-backed securities. On a sector level, the positive performance generated by our overweights to these two top-performing sectors was offset by our weighting to the corporate sector. As a result, sector allocation essentially had no effect on performance.

LOOKING AHEAD

Heading into 2003, the Fund is presently neutral to U.S. equities compared to the benchmark, with a slight underweight to U.S. bonds. We believe this allocation strategy places the Fund in a good position to benefit in the market environment. We expect that the U.S. equity market will produce positive returns in 2003, though not at levels seen in the past. Within the bond market, we expect that mortgages will stay solid, while higher-quality corporates will provide attractive opportunities; however, the government sector, in our opinion, could underperform.

----------
* The U.S. Balanced Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Lehman U.S. Aggregate Bond Index.

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND
--------------------------------------------------------------------------------

                                              6 months     1 year       3 years     5 years  Inception*
                                                ended       ended        ended       ended       to
                                              12/31/02    12/31/02     12/31/02    12/31/02   12/31/02
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS A                  -3.85%       -7.14%       3.80%       2.62%      3.42%
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS B                  -4.17        -7.76        N/A         N/A       -4.63
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS C                  -4.25        -7.83        N/A         N/A       -4.33
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS Y                  -3.65        -6.83        4.13        2.92       7.82
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS A+                 -9.18       -12.20        1.86        1.47       2.36
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS B+                 -8.87       -12.28        N/A         N/A       -7.80
--------------------------------------------------------------------------------------------------------
UBS U.S. BALANCED FUND CLASS C+                 -6.12        -9.60        N/A         N/A       -5.13
--------------------------------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**                4.40       -10.55       -6.00        2.51       9.58
--------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index***              6.23        10.25       10.10        7.54       8.61
--------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment
Grade (BIG) Bond Index                           6.27        10.09       10.06        7.52       8.61
--------------------------------------------------------------------------------------------------------
Wilshire 5000 Equity Index                     -10.30       -20.86       14.37       -0.87       9.58
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. BALANCED FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/06/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND EACH OF THE INDICES IS 12/30/94.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65% WILSHIRE 5000 EQUITY INDEX AND 35% LEHMAN U.S. AGGREGATE BOND INDEX.

*** AS OF APRIL 1, 2002, THE FUND'S BENCHMARK BOND INDEX WAS CHANGED TO THE LEHMAN U.S. AGGREGATE BOND INDEX BECAUSE IT IS A MORE BROAD-BASED INDEX FOR THE FUND.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.


--------------------------------------------------------------------------------
TOP TEN FIXED INCOME HOLDINGS
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                             Percentage of
                                                               Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Note
   6.750%, due 05/15/05                                           5.0%

U.S. Treasury Note
   3.250%, due 08/15/07                                           1.7

U.S. Treasury Note
   2.875%, due 06/30/04                                           1.7

Morgan Stanley Dean Witter Capital I
   6.660%, due 02/15/33                                           1.1

Government National Mortgage Association
   7.500%, due 02/15/27                                           1.0

U.S. Treasury Note
   8.000%, due 11/15/21                                           1.0

Federal National Mortgage Association
   5.500%, due 12/01/31                                           0.9

Federal National Mortgage Association
   7.125%, due 01/15/30                                           0.9

Federal Home Loan Mortgage Corp., Gold
   6.500%, due 11/01/32                                           0.8

Federal National Mortgage Association
   7.000%, due 09/01/23                                           0.8
--------------------------------------------------------------------------------
Total                                                            14.9%


AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                             Percentage of
                                                               Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                                   2.3%
Wells Fargo & Co.                                                 2.2
Burlington Northern Santa Fe Corp.                                1.9
Microsoft Corp.                                                   1.9
United Health Group, Inc.                                         1.8
GreenPoint Financial Corp.                                        1.7
Nextel Communications, Inc.                                       1.7
Omnicom Group                                                     1.6
Illinois Tool Works, Inc.                                         1.5
Johnson & Johnson                                                 1.5
--------------------------------------------------------------------------------
Total                                                            18.1%

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

U.S. EQUITIES
Airlines ....................................  0.16%
Autos/Durables ..............................  0.54
Banks .......................................  5.18
Broadcasting & Publishing ...................  1.73
Capital Goods ...............................  2.21
Chemicals ...................................  1.87
Computer Software ...........................  1.85
Computer Systems ............................  0.82
Construction ................................  0.78
Consumer ....................................  0.75
Electric Components .........................  1.17
Energy ......................................  5.73
Financial Services .......................... 10.66
Health: Drugs ...............................  5.37
Health: Non-Drugs ...........................  4.10
Housing/Paper ...............................  1.25
Industrial Components .......................  1.06
Metals Non-Ferrous ..........................  1.43
Recreation ..................................  0.63
Retail/Apparel ..............................  2.81
Services/Miscellaneous ......................  3.54
Technology ..................................  1.19
Telecommunications Equipment ................  0.16
Telecommunications-Services .................  3.09
Transportation ..............................  1.90
Utilities ...................................  2.05
                                             ------
         Total U.S. Equities ................ 62.03

U.S. CORPORATE BONDS
Aerospace & Military ........................  0.05
Airlines ....................................  0.02
Autos/Durables ..............................  0.10
Banks .......................................  0.35
Beverages & Tobacco .........................  0.17
Chemicals ...................................  0.07
Computer Systems ............................  0.02
Construction ................................  0.14
Consumer ....................................  0.14
Electric Components .........................  0.15
Energy ......................................  0.67
Financial Services ..........................  1.34
Food & House Products .......................  0.21
Forest Products .............................  0.02
Health: Drugs ...............................  0.05
Housing & Paper .............................  0.05
Leisure & Tourism ...........................  0.02
Metals Non-Ferrous ..........................  0.02
Multi-Industry ..............................  0.15
Publishing ..................................  0.06
Real Estate .................................  0.11
Recreation ..................................  0.07
Retail/Apparel ..............................  0.07
Services/Miscellaneous ......................  0.16
Telecommunications ..........................  0.12
Telecommunications-Wireless .................  0.06
Transportation ..............................  0.17
Utilities ...................................  0.18
                                             ------
         Total U.S. Corporate Bonds .........  4.74

Asset-Backed Securities .....................  0.85
International Dollar Bonds ..................  0.14
Mortgage-Backed Securities .................. 16.92
U.S. Government Obligations ................. 10.77
                                             ------
         Total Bonds ........................ 33.42
SHORT-TERM INVESTMENTS ......................  4.51
                                             ------
   TOTAL INVESTMENTS ........................ 99.96
CASH AND OTHER ASSETS,
   LESS LIABILITIES .........................  0.04
                                             ------
NET ASSETS ..................................100.00%
                                             ======

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
U.S. EQUITIES -- 62.03%
AIRLINES -- 0.16%
Continental Airlines, Inc., Class B .....................   1,000    $     7,250
Delta Air Lines, Inc. ...................................   2,600         31,460
                                                                     -----------
                                                                          38,710
                                                                     -----------
AUTOS/DURABLES -- 0.54%
Johnson Controls, Inc. ..................................   1,600        128,272
                                                                     -----------
BANKS -- 5.18%
FleetBoston Financial Corp. .............................   6,905        167,791
GreenPoint Financial Corp. ..............................   9,000        406,620
PNC Financial Services Group ............................   3,500        146,650
Wells Fargo & Co. .......................................  11,100        520,257
                                                                     -----------
                                                                       1,241,318
                                                                     -----------
BROADCASTING & PUBLISHING -- 1.73%
McGraw-Hill Cos., Inc. ..................................   2,000        120,880
Viacom, Inc. (b) ........................................   7,200        293,472
                                                                     -----------
                                                                         414,352
                                                                     -----------
CAPITAL GOODS -- 2.21%
Illinois Tool Works, Inc. ...............................   5,700        369,702
Pentair, Inc. ...........................................   4,600        158,930
                                                                     -----------
                                                                         528,632
                                                                     -----------
CHEMICALS -- 1.87%
Dow Chemical Co. (The) ..................................   5,500        163,350
Eastman Chemical Co. ....................................   2,900        106,633
IMC Global, Inc. ........................................   9,300         99,231
Waters Corp. (b) ........................................   3,600         78,408
                                                                     -----------
                                                                         447,622
                                                                     -----------
COMPUTER SOFTWARE -- 1.85%
Microsoft Corp. (b) .....................................   8,600        444,620
                                                                     -----------
COMPUTER SYSTEMS -- 0.82%
Hewlett-Packard Co. .....................................  11,385        197,644
                                                                     -----------
CONSTRUCTION -- 0.78%
Martin Marietta Materials, Inc. .........................   6,136        188,130
                                                                     -----------
CONSUMER -- 0.75%
Kimberly-Clark Corp. ....................................   3,800        180,386
                                                                     -----------
ELECTRIC COMPONENTS -- 1.17%
Advanced Micro Devices, Inc. (b) ........................  10,500         67,830
Intel Corp. .............................................   8,000        124,560
Texas Instruments, Inc. .................................   5,900         88,559
                                                                     -----------
                                                                         280,949
                                                                     -----------
ENERGY -- 5.73%
ConocoPhillips ..........................................   3,260        157,752
Exelon Corp. ............................................   5,900        311,343
ExxonMobil Corp. ........................................   7,800        272,532
FirstEnergy Corp. .......................................   8,191        270,057
Kerr-McGee Corp. ........................................   1,650         73,095
Progress Energy, Inc. ...................................   3,500        151,725
Sempra Energy ...........................................   5,800        137,170
                                                                     -----------
                                                                       1,373,674
                                                                     -----------
FINANCIAL SERVICES -- 10.66%
American International Group, Inc. ......................   3,500        202,475
Anthem, Inc. (b) ........................................   4,900        308,210
Citigroup, Inc. .........................................  15,386        541,433
Freddie Mac .............................................   6,200        366,110
Hartford Financial Services Group, Inc. .................   3,300        149,919
Household International, Inc. ...........................   9,000        250,290
J.P. Morgan Chase & Co. .................................  13,000        312,000
Mellon Financial Corp. ..................................   6,700        174,937
Morgan Stanley ..........................................   6,250        249,500
                                                                     -----------
                                                                       2,554,874
                                                                     -----------
HEALTH: DRUGS -- 5.37%
Allergan, Inc. ..........................................   5,900        339,958
Bristol-Myers Squibb Co. ................................  11,500        266,225
Cephalon, Inc. (b) ......................................   3,800        184,938
SICOR, Inc. (b) .........................................  14,000        221,900
Wyeth, Inc. .............................................   7,300        273,020
                                                                     -----------
                                                                       1,286,041
                                                                     -----------
HEALTH: NON-DRUGS -- 4.10%
Advanced Medical Optics, Inc. (b) .......................   1,277         15,286
Baxter International, Inc. ..............................   6,200        173,600
Johnson & Johnson .......................................   6,864        368,665
United Health Group, Inc. ...............................   5,100        425,850
                                                                     -----------
                                                                         983,401
                                                                     -----------
HOUSING/PAPER -- 1.25%
American Standard Cos., Inc. (b) ........................   4,200        298,788
                                                                     -----------
INDUSTRIAL COMPONENTS -- 1.06%
Ingersoll-Rand Co., Class A .............................   5,900        254,054
                                                                     -----------
METALS NON-FERROUS -- 1.43%
Masco Corp. .............................................  16,300        343,115
                                                                     -----------
RECREATION -- 0.63%
Royal Caribbean Cruises Ltd. ............................   9,000        150,300
                                                                     -----------
RETAIL/APPAREL -- 2.81%
Costco Wholesale Corp. (b) ..............................   6,600        185,196
Newell Rubbermaid, Inc. .................................   8,800        266,904
RadioShack Corp. ........................................   5,100         95,574
TJX Companies, Inc. .....................................   6,400        124,928
                                                                     -----------
                                                                         672,602
                                                                     -----------
SERVICES/MISCELLANEOUS -- 3.54%
Computer Sciences Corp. (b) .............................   1,900         65,455
First Data Corp. ........................................   5,216        184,699
MeadWestvaco Corp. ......................................   4,350        107,488
Omnicom Group ...........................................   6,000        387,600
Viad Corp. ..............................................   4,600        102,810
                                                                     -----------
                                                                         848,052
                                                                     -----------
TECHNOLOGY -- 1.19%
United Technologies Corp. ...............................   4,600        284,924
                                                                     -----------
TELECOMMUNCIATIONS EQUIPMENT -- 0.16%
CommScope, Inc. (b) .....................................   4,900         38,710
                                                                     -----------

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
TELECOMMUNICATIONS SERVICES -- 3.09%
Motorola, Inc. ..........................................  16,715    $   144,585
Nextel Communications, Inc. (b) .........................  34,700        400,785
SBC Communications, Inc. ................................   7,200        195,192
                                                                     -----------
                                                                         740,562
                                                                     -----------
TRANSPORTATION -- 1.90%
Burlington Northern Santa Fe Corp. ......................  17,500        455,175
                                                                     -----------
UTILITIES -- 2.05%
CMS Energy Corp. ........................................   7,800         73,632
Consolidated Edison, Inc. ...............................   3,600        154,152
Dominion Resources, Inc. ................................   1,900        104,310
Entergy Corp. ...........................................   3,500        159,565
                                                                     -----------
                                                                         491,659
                                                                     -----------
Total U.S. Equities (Cost $16,085,950) ..................             14,866,566
                                                                     -----------

                                                           FACE
                                                          AMOUNT
                                                         ---------
BONDS -- 33.42%
ASSET-BACKED SECURITIES -- 0.85%
Conseco Finance Corp., 00-B, Class AF4
  7.870%, due 02/15/31 ..................................$ 25,000         26,435
Continental Airlines, Inc., E.E.T.C.
  6.320%, due 11/01/08 ..................................  10,000          8,952
Delta Air Lines, Inc. 00-1, E.E.T.C.
  7.570%, due 11/18/10 ..................................  20,000         19,979
Peco Energy Transition Trust, 99-A, Class A7
  6.130%, due 03/01/09 ..................................  55,000         61,669
United Airlines, Inc., E.E.T.C. (b) (d) (e)
  7.811%, due 10/01/09 ..................................  29,456         11,877
Vanderbilt Mortgage Finance, 00-B, Class IA3
  8.255%, due 05/07/17 ..................................  70,000         75,421
                                                                     -----------
                                                                         204,333
                                                                     -----------
INTERNATIONAL DOLLAR BONDS -- 0.14%
Canadian National Railway Co.
  6.900%, due 07/15/28 ..................................   5,000          5,700
Deutsche Telekom Finance
  8.250%, due 06/15/30 ..................................   5,000          5,776
France Telecom S.A.
  8.500%, due 03/01/31 ..................................   5,000          6,086
Mexico Government International Bond
  8.125%, due 12/30/19 ..................................  10,000         10,550
Royal Bank of Scotland
  9.118%, due 12/31/49 ..................................   5,000          6,166
                                                                     -----------
                                                                          34,278
                                                                     -----------
U.S. CORPORATE BONDS -- 4.74%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06 ..................................   5,000          5,467
Alcoa, Inc.
  6.000%, due 01/15/12 ..................................   5,000          5,504
Anadarko Finance Co.
  7.500%, due 05/01/31 ..................................   5,000          5,945
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09 ..................................  15,000         19,407
AOL Time Warner, Inc.
  7.625%, due 04/15/31 ..................................  20,000         20,556
Apache Corp.
  6.250%, due 04/15/12 ..................................   5,000          5,605
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11 ..................................  10,000         10,050
Avalonbay Communities, Inc.
  7.500%, due 08/01/09 ..................................  10,000         11,180
Avon Products, Inc.
  7.150%, due 11/15/09 ..................................  15,000         17,521
Bank of America Corp.
  7.400%, due 01/15/11 ..................................  15,000         17,669
Bank One Corp.
  7.875%, due 08/01/10 ..................................  10,000         11,985
Boeing Capital Corp.
  7.375%, due 09/27/10 ..................................   5,000          5,579
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06 ..................................  15,000         13,574
Bristol Myers Squibb Co.
  5.750%, due 10/01/11 ..................................   5,000          5,324
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29 ..................................  10,000         11,365
Burlington Resources Finance Co.
  6.680%, due 02/15/11 ..................................   5,000          5,589
Caterpillar, Inc.
  6.550%, due 05/01/11 ..................................  10,000         11,386
Cendant Corp.
  6.875%, due 08/15/06 ..................................  15,000         15,565
Centex Corp.
  9.750%, due 06/15/05 ..................................  20,000         22,272
Cingular Wireless
  6.500%, due 12/15/11 ..................................   5,000          5,393
Citigroup, Inc.
  7.250%, due 10/01/10 ..................................  25,000         29,022
Citizens Communications Co.
  9.250%, due 05/15/11 ..................................  10,000         11,910
Coca Cola Co.
  4.000%, due 06/01/05 ..................................  10,000         10,469
Comcast Cable Communications
  6.750%, due 01/30/11 ..................................  20,000         20,810
Commonwealth Edison Co.
  6.150%, due 03/15/12 ..................................   5,000          5,532
ConocoPhillips
  8.500%, due 05/25/05 ..................................  20,000         22,742
  8.750%, due 05/25/10 ..................................  10,000         12,514
Consolidated Edison, Inc.
  7.500%, due 09/01/10 ..................................  25,000         29,830
Coors Brewing Co., 144A
  6.375%, due 05/15/12 ..................................  10,000         11,175
Countrywide Home Loans, Inc.
  5.500%, due 02/01/07 ..................................  10,000         10,618
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07 ..................................  10,000         10,705
  6.500%, due 01/15/12 ..................................  10,000         10,688
DaimlerChrysler NA Holdings Corp.
  8.500%, due 01/18/31 ..................................   5,000          6,154
Devon Financing Corp., ULC
  6.875%, due 09/30/11 ..................................  10,000         11,139
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05 ..................................  15,000         16,455

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT         VALUE
                                                         --------      ---------
Dow Chemical Co. (The)
  6.125%, due 02/01/11 ................................. $  5,000    $     5,152
DTE Energy Co.
  7.050%, due 06/01/11 .................................    5,000          5,549
Duke Energy Field Services, LLC
  6.875%, due 02/01/11 .................................    5,000          4,984
  7.875%, due 08/16/10 .................................    5,000          5,292
EOP Operating LP
  7.000%, due 07/15/11 .................................   15,000         16,343
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 .................................   15,000         17,248
First Data Corp.
  5.625%, due 11/01/11 .................................   10,000         10,582
FirstEnergy Corp.
  6.450%, due 11/15/11 .................................   20,000         19,897
First Union National Bank
  7.800%, due 08/18/10 .................................   20,000         24,145
FleetBoston Financial Corp.
  7.375%, due 12/01/09 .................................    5,000          5,714
Ford Motor Co.
  7.450%, due 07/16/31 .................................   10,000          8,699
Ford Motor Credit Co.
  5.800%, due 01/12/09 .................................   10,000          9,275
  7.375%, due 02/01/11 .................................   15,000         14,586
General Electric Capital Corp.
  6.750%, due 03/15/32 .................................   30,000         33,168
General Motors Acceptance Corp.
  6.875%, due 09/15/11 .................................   30,000         29,918
  8.000%, due 11/01/31 .................................   15,000         15,082
Goldman Sachs Group
  6.875%, due 01/15/11 .................................   10,000         11,162
Harrah's Operating Co.
  7.125%, due 06/01/07 .................................   15,000         16,537
Household Finance Corp.
  6.750%, due 05/15/11 .................................   20,000         21,324
HSBC Holdings PLC
  5.250%, due 12/12/12 .................................    5,000          5,125
International Business Machines Corp.
  5.875%, due 11/29/32 .................................    5,000          4,948
International Paper Co.
  6.750%, due 09/01/11 .................................   10,000         11,127
John Deere Capital Corp.
  7.000%, due 03/15/12 .................................    5,000          5,797
Kerr McGee Corp.
  7.875%, due 09/15/31 .................................    5,000          6,108
Kimberly Clark Corp., 144A
  4.500%, due 07/30/05 .................................   15,000         15,841
Kohl's Corp.
  6.300%, due 03/01/11 .................................    5,000          5,543
Kraft Foods, Inc.
  6.500%, due 11/01/31 .................................   15,000         16,483
Kroger Co.
  7.500%, due 04/01/31 .................................    5,000          5,593
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12 .................................   10,000         11,068
Lincoln National Corp.
  6.200%, due 12/15/11 .................................    5,000          5,332
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06 .................................   15,000          7,875
  9.125%, due 05/01/31 .................................    5,000          2,225
Morgan Stanley
  6.750%, due 04/15/11 .................................   15,000         16,669
News America Holdings, Inc.
  7.125%, due 04/08/28 .................................   15,000         14,381
Occidental Petroleum Corp.
  8.450%, due 02/15/29 .................................    5,000          6,414
Pemex Project Funding Master Trust, 144A
  8.000%, due 11/15/11 .................................   15,000         16,125
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09 .................................   15,000         16,345
Praxair, Inc.
  6.375%, due 04/01/12 .................................    5,000          5,589
Progress Energy, Inc.
  7.000%, due 10/30/31 .................................   10,000         10,421
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10 .................................   40,000         26,000
Rohm & Haas Co.
  7.850%, due 07/15/29 .................................    5,000          6,252
SBC Communications, Inc.
  5.875%, due 02/01/12 .................................   10,000         10,801
Sempra Energy
  7.950%, due 03/01/10 .................................   15,000         17,104
SLM Corp.
  5.625%, due 04/10/07 .................................   10,000         10,876
Southern Power Co.
  6.250%, due 07/15/12 .................................    5,000          5,283
Suntrust Banks, Inc.
  5.050%, due 07/01/07 .................................    5,000          5,363
Target Corp.
  7.000%, due 07/15/31 .................................   10,000         11,328
Telus Corp.
  8.000%, due 06/01/11 .................................   10,000          9,600
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11 .................................   20,000         22,022
Unilever Capital Corp.
  7.125%, due 11/01/10 .................................   10,000         11,803
Union Pacific Corp.
  6.700%, due 12/01/06 .................................   15,000         16,593
United Technologies Corp.
  6.100%, due 05/15/12 .................................   10,000         11,181
Valero Energy Corp.
  7.500%, due 04/15/32 .................................   10,000         10,129
Verizon New York, Inc.
  7.375%, due 04/01/32 .................................    5,000          5,782
Walt Disney Co. (The)
  6.375%, due 03/01/12 .................................    5,000          5,469
Washington Mutual, Inc.
  5.625%, due 01/15/07 .................................    5,000          5,351
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11 .................................   25,000         28,065
Weyerhaeuser Co.
  7.375%, due 03/15/32 .................................    5,000          5,423
                                                                     -----------
                                                                       1,134,790
                                                                     -----------

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT          VALUE
                                                       ----------      ---------
MORTGAGE-BACKED SECURITIES -- 16.92%
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32 ................................$  140,000    $   168,378
DLJ Commercial Mortgage Corp., 99-CG2,
  Class A1B 7.300%, due 06/10/32 ......................    25,000         29,070
Fannie Mae Grantor Trust
  7.125%, due 01/15/30 ................................   170,000        209,787
  7.500%, due 06/25/30 ................................    63,880         69,250
  7.500%, due 12/25/41 ................................     7,381          8,001
Fannie Mae Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41 ................................    78,517         86,036
Federal Home Loan Mortgage Corp.
  5.500%, due 09/01/17 ................................    53,023         55,059
  6.000%, due 10/01/29 ................................    30,492         31,663
Federal Home Loan Mortgage Corp., Gold
  6.000%, due 03/01/32 ................................    21,669         22,438
  6.500%, due 02/01/29 ................................   151,470        157,849
  6.500%, due 04/01/29 ................................   160,284        167,034
  6.500%, due 11/01/32 ................................   179,870        187,445
Federal National Mortgage Association
  5.500%, due 03/15/11 ................................   140,000        153,441
  5.500%, due 12/01/17 ................................    64,000         66,449
  5.500%, due 12/01/31 ................................   213,228        217,838
  6.000%, due 12/01/28 ................................    37,229         38,539
  6.000%, due 03/01/29 ................................    79,121         81,904
  6.500%, due 01/01/28 ................................   154,097        160,522
  6.500%, due 11/01/31 ................................    67,881         70,711
  6.500%, due 08/01/32 ................................   144,000        150,004
  7.000%, due 09/01/23 ................................   174,997        184,063
  7.500%, due 05/01/31 ................................    52,992         56,261
Federal National Mortgage Association,
  93-73, Class ZA 7.500%, due 10/25/22 ................    30,709         31,870
Federal National Mortgage Association,
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/41 ................................   126,661        134,677
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2 6.550%, due 04/16/29 ................    35,000         38,044
Government National Mortgage Association
  6.000%, due 11/20/28 ................................    36,986         38,414
  6.000%, due 02/20/29 ................................    78,843         81,886
  6.500%, due 10/15/28 ................................    93,656         98,366
  7.000%, due 04/15/26 ................................    70,225         74,449
  7.500%, due 02/15/27 ................................   224,690        239,689
GS Mortgage Securities Corp. II, 96-PL,
  Class A2 7.410%, due 02/15/27 .......................    20,000         21,461
GS Mortgage Securities Corp., 01-2, 144A
  Class A, 7.500%, due 06/19/32 .......................   109,637        116,524
Impac Secured Assets Corp., 01-3, (c)
  Class A2, 7.250%, due 04/25/31 ......................    22,253         23,950
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31 ................................    88,383         95,613
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32 ................................    40,000         46,903
Morgan Stanley Dean Witter Capital I,
  01-TOP1, Class A4
  6.660%, due 02/15/33 ................................   235,000        268,948
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33 ................................    26,407         29,462
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09 ................................   135,000        159,675
Nomura Asset Securities Corp., 95-MD3,
  Class A/B 8.150%, due 03/04/20 ......................    68,129         75,026
Norwest Asset Securities Corp., 99-3,
  Class A3 6.000%, due 01/25/29 .......................     4,844          4,847
PNC Mortgage Acceptance Corp., 99-CM1,
  Class A1B 7.330%, due 12/10/32 ......................    15,000         17,528
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2 6.592%, due 12/18/33 ................    45,000         50,877
Structured Asset Securities Corp., 98-ALS1,
  Class 1A 6.900%, due 01/25/29 .......................    35,221         36,003
                                                                     -----------
                                                                       4,055,954
                                                                     -----------
U.S. GOVERNMENT OBLIGATIONS -- 10.77%
U.S. Treasury Bond TIP
  3.000%, due 07/15/12 ................................   140,000        150,005
U.S. Treasury Note
  2.875%, due 06/30/04 ................................   407,000        415,998
  3.250%, due 08/15/07 ................................   407,000        417,080
  4.750%, due 11/15/08 ................................    85,000         92,783
  6.250%, due 05/15/30 ................................    60,000         71,801
  6.750%, due 05/15/05 ................................ 1,080,000      1,204,074
  8.000%, due 11/15/21 ................................   165,000        229,904
                                                                     -----------
                                                                       2,581,645
                                                                     -----------
Total U.S. Bonds (Cost $7,755,457) ....................                8,011,000
                                                                     -----------

                                                         SHARES
                                                        ---------
SHORT-TERM INVESTMENTS -- 4.51%
OTHER -- 4.51%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $1,080,514) ................................... 1,080,514      1,080,514
                                                                     -----------
Total Investments
  (Cost $24,921,921) -- 99.96% (a) ....................               23,958,080

Cash and other assets,
  less liabilities -- 0.04% ...........................                   10,371
                                                                     -----------

Net Assets -- 100% ....................................              $23,968,451
                                                                     ===========

--------------------------------------------------------------------------------
UBS U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $24,921,921; and net unrealized depreciation consisted of:

             Gross unrealized appreciation ........................ $   931,365
             Gross unrealized depreciation ........................  (1,895,206)
                                                                    -----------
                      Net unrealized depreciation ................. $  (963,841)
                                                                    ===========

(b)       Non-income producing security.
(c) Step bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(d)       Security is in default.

(e) Security is illiquid. This security amounted to $11,877 or 0.05% of net assets.
%         Represents a percentage of net assets.
E.E.T.C.: Enhanced Equipment Trust Certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the value of these securities amounted to $206,832 or 0.86% of net assets.









--------------------------------------------------------------------------------
                                                                              35
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS U.S. EQUITY FUND
--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Equity Fund declined 9.79%, versus a 10.30% decline for the Wilshire 5000 Equity Index. Since the Fund's inception on February 22, 1994 through December 31, 2002, its Class Y shares provided an average annual return of 9.10%. This compares favorably to the 8.53% return of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 37. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

Early in 2002, there was widespread hope that the stock market would stage a recovery. By mid-year, it was clear this would not happen. A weak economy, disappointing corporate profits, high profile accounting scandals, and the ongoing threat of a conflict in the Middle East kept investors at bay. Problems escalated in the third quarter, when the publication of less-than-expected second quarter gross domestic product (GDP) growth spurred fears of a double-dip economic recession. In addition, there were continued questions about the quality of earnings and corporate governance in the United States, to the extent that even revered corporate names such as General Electric were brought to task. The U.S. stock market responded with a 16.8% decline during the third quarter, as measured by the Wilshire 5000 Equity Index.

The fourth quarter told a very different story. The market hit a five-year low in early October, but then rallied. Attractive valuations and better-than-expected third quarter earnings reports released by several of the year's most volatile companies re-ignited investor interest. The result was a 7.82% advance in the Wilshire 5000--an impressive gain, but not enough to overcome the year's earlier losses.

OUR FOCUS ON INTRINSIC VALUE GENERATED POSITIVE RESULTS

During the period, we employed fundamental research to identify undervalued companies in non-cyclical industries. This search for intrinsic value led us to overweight healthcare and pharmaceuticals, banks, and utilities. Our holdings in pharmaceuticals were especially beneficial to Fund performance. Several high-profile drug failures had scared investors away from the sector. This left many fundamentally sound companies selling at relatively low prices. We concentrated our holdings on companies with strong, established drug pipelines and were rewarded with good results. Performance was also supported by the Fund's holdings in the bank sector. Banks began to reap the benefits of earlier consolidations, an increased focus on automation, and the introduction of new products. While many banks were hurt by the increase in commercial loan defaults, these losses were at least partially offset by lower interest rates and the resulting increase in consumer loans and mortgages. The Fund's bank holdings were bought at attractive valuations and provided an appealing return on equity.

Conversely, the Fund's overweight position in utilities detracted from relative performance. Traditionally, utilities have been considered a "safe haven"--a place for investors to ride out economic downturns. However, utilities did not meet our expectations over the six-month period. Despite this poor performance, we remain positive on the sector, attracted by its sound fundamentals, fair valuations, and the possibility that dividends, typically higher on utilities than the broad market average, may be classified as tax-exempt income if President Bush's fiscal stimulus plan is implemented as proposed.

LOOKING AHEAD

Our valuation model suggests that U.S. equities could deliver positive returns in 2003. The economic recovery may be mild thus far, but it appears to be underway. In addition, corporate profits have been recovering and valuations are coming down. There is, however, still a great deal of uncertainty, especially with respect to the unfolding events in Iraq and Korea. We believe it is more important than ever to employ a fundamental, disciplined investment strategy in this environment. Therefore, we intend to continue to focus on companies with solid balance sheets and strong cash flows.

--------------------------------------------------------------------------------
UBS U.S. EQUITY FUND
--------------------------------------------------------------------------------

                                    6 months     1 year       3 years     5 years  Inception*
                                      ended       ended        ended       ended       to
                                    12/31/02    12/31/02     12/31/02    12/31/02   12/31/02
---------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS A         -10.01%      -16.87%      -4.56%      -0.35%      0.86%
---------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS B         -10.30       -17.44        N/A         N/A      -10.09
----------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS C         -10.26       -17.40        N/A         N/A      -12.49
----------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS Y          -9.79       -16.55       -4.26       -0.03       9.10
----------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS A+        -14.95       -21.45       -6.34       -1.47      -0.17
----------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS B+        -14.62       -21.42        N/A         N/A      -12.96
----------------------------------------------------------------------------------------------
UBS U.S. EQUITY FUND CLASS C+        -12.01       -19.00        N/A         N/A      -13.25
----------------------------------------------------------------------------------------------
Wilshire 5000 Equity Index           -10.30       -20.86      -14.37       -0.87       8.53
----------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y IS 2/22/94. INCEPTION RETURN FOR THE INDEX IS AS OF THE NEAREST MONTH-END OF INCEPTION OF THE OLDEST SHARE CLASS: 2/28/94.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR REPRESENT AVERAGE ANNUALIZED RETURNS.

     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.


-------------------------------------------------------
TOP TEN EQUITY HOLDINGS
-------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)
                                         Percentage of
                                          Net Assets
-------------------------------------------------------
Citigroup, Inc.                              3.6%
Wells Fargo & Co.                            3.4
Burlington Northern Santa Fe Corp.           3.0
Microsoft Corp.                              2.9
United Health Group, Inc.                    2.8
GreenPoint Financial Corp.                   2.7
Nextel Communications, Inc.                  2.6
Omnicom Group                                2.5
Johnson & Johnson                            2.4
Freddie Mac                                  2.4
-------------------------------------------------------
Total                                       28.3%





FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
U.S. EQUITIES -- 97.76%
AIRLINES -- 0.26%
Continental Airlines, Inc., Class B (b) .................   5,700    $    41,325
Delta Air Lines, Inc. ...................................  14,500        175,450
                                                                     -----------
                                                                         216,775
                                                                     -----------
AUTOS/DURABLES -- 0.83%
Johnson Controls, Inc. ..................................   8,700        697,479
                                                                     -----------
BANKS -- 8.17%
FleetBoston Financial Corp. .............................  38,055        924,736
GreenPoint Financial Corp. ..............................  49,400      2,231,892
PNC Financial Services Group ............................  19,500        817,050
Wells Fargo & Co. .......................................  61,400      2,877,818
                                                                     -----------
                                                                       6,851,496
                                                                     -----------
BROADCASTING & PUBLISHING -- 2.74%
McGraw-Hill Cos., Inc. ..................................  11,200        676,928
Viacom, Inc. (b) ........................................  39,700      1,618,172
                                                                     -----------
                                                                       2,295,100
                                                                     -----------
CAPITAL GOODS -- 3.46%
Illinois Tool Works, Inc. ...............................  31,300      2,030,118
Pentair, Inc. ...........................................  25,400        877,570
                                                                     -----------
                                                                       2,907,688
                                                                     -----------
CHEMICALS -- 2.93%
Dow Chemical Co. (The) ..................................  30,300        899,910
Eastman Chemical Co. ....................................  15,850        582,804
IMC Global, Inc. ........................................  50,900        543,103
Waters Corp. ............................................  19,700        429,066
                                                                     -----------
                                                                       2,454,883
                                                                     -----------
COMPUTER SOFTWARE -- 2.92%
Microsoft Corp. (b) .....................................  47,400      2,450,580
                                                                     -----------
COMPUTER SYSTEMS -- 1.29%
Hewlett-Packard Co. .....................................  62,488      1,084,792
                                                                     -----------
CONSTRUCTION -- 1.24%
Martin Marietta Materials, Inc. .........................  34,007      1,042,655
                                                                     -----------
CONSUMER -- 1.18%
Kimberly-Clark Corp. ....................................  20,850        989,749
                                                                     -----------
ELECTRIC COMPONENTS -- 1.84%
Advanced Micro Devices, Inc. (b) ........................  57,900        374,034
Intel Corp. .............................................  44,100        686,637
Texas Instruments, Inc. .................................  32,300        484,823
                                                                     -----------
                                                                       1,545,494
                                                                     -----------
ENERGY -- 8.98%
ConocoPhillips ..........................................  18,082        874,988
Exelon Corp. ............................................  32,300      1,704,471
ExxonMobil Corp. ........................................  43,100      1,505,914
FirstEnergy Corp. .......................................  45,045      1,485,134
Kerr-McGee Corp. ........................................   8,900        394,270
Progress Energy, Inc. ...................................  19,000        823,650
Sempra Energy ...........................................  31,700        749,705
                                                                     -----------
                                                                       7,538,132
                                                                     -----------
FINANCIAL SERVICES -- 16.83%
American International Group, Inc. ......................  19,459      1,125,703
Anthem, Inc. (b) ........................................  27,100      1,704,590
Citigroup, Inc. .........................................  84,961      2,989,778
Freddie Mac .............................................  34,400      2,031,320
Hartford Financial Services Group, Inc. (The) ...........  18,100       822,283
Household International, Inc. ...........................  49,800      1,384,938
J.P. Morgan Chase & Co. .................................  71,600      1,718,400
Mellon Financial Corp. ..................................  37,100        968,681
Morgan Stanley ..........................................  34,400      1,373,248
                                                                     -----------
                                                                      14,118,941
                                                                     -----------
HEALTH: DRUGS -- 8.46%
Allergan, Inc. ..........................................  32,700      1,884,174
Bristol-Myers Squibb Co. ................................  63,200      1,463,080
Cephalon, Inc. (b) ......................................  21,000      1,022,028
SICOR, Inc. (b) .........................................  76,900      1,218,865
Wyeth, Inc. .............................................  40,300      1,507,220
                                                                     -----------
                                                                       7,095,367
                                                                     -----------
HEALTH: NON-DRUGS -- 6.47%
Advanced Medical Optics, Inc. (b) .......................   7,244         86,711
Baxter International, Inc. ..............................  34,300        960,400
Johnson & Johnson .......................................  38,044      2,043,343
UnitedHealth Group, Inc. ................................  28,000      2,338,000
                                                                     -----------
                                                                       5,428,454
                                                                     -----------
HOUSING/PAPER -- 1.95%
American Standard Cos., Inc. (b) ........................  23,000      1,636,220
                                                                     -----------

INDUSTRIAL COMPONENTS -- 1.68%
Ingersoll-Rand Co., Class A .............................  32,700      1,408,062
                                                                     -----------

METALS NON-FERROUS -- 2.25%
Masco Corp. .............................................  89,800      1,890,290
                                                                     -----------

RECREATION -- 0.99%
Royal Caribbean Cruises Ltd. ............................  49,700        829,990
                                                                     -----------

RETAIL/APPAREL -- 4.42%
Costco Wholesale Corp. (b) ..............................  36,500      1,024,190
Newell Rubbermaid, Inc. .................................  48,600      1,474,038
RadioShack Corp. ........................................  28,100        526,594
TJX Companies, Inc. .....................................  35,100        685,152
                                                                     -----------
                                                                       3,709,974
                                                                     -----------
SERVICES/MISCELLANEOUS -- 5.59%
Computer Sciences Corp. (b) .............................  10,500        361,725
First Data Corp. ........................................  28,960      1,025,474
MeadWestvaco Corp. ......................................  24,200        597,982
Omnicom Group ...........................................  33,100      2,138,260
Viad Corp. ..............................................  25,250        564,337
                                                                     -----------
                                                                       4,687,778
                                                                     -----------
TECHNOLOGY -- 1.87%
United Technologies Corp. ...............................  25,400      1,573,276
                                                                     -----------

TELECOMMUNICATIONS EQUIPMENT -- 0.26%
Comm Scope, Inc.(b) .....................................  27,200        214,880
                                                                     -----------


--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------
UBS U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES       VALUE
                                                          --------    ---------
TELECOMMUNICATIONS SERVICES -- 4.86%
Motorola, Inc. ........................................    92,323       798,594
Nextel Communications, Inc.(b) ........................   191,000     2,206,050
SBC Communications, Inc. ..............................    39,500     1,070,845
                                                                    -----------
                                                                      4,075,489
                                                                    -----------
TRANSPORTATION -- 2.99%
Burlington Northern Santa Fe Corp. ....................    96,600   $ 2,512,566
                                                                    -----------
UTILITIES -- 3.30%
CMS Energy Corp. ......................................    42,850       404,504
Consolidated Edison, Inc. .............................    19,900       852,118
Dominion Resources, Inc. ..............................    11,400       625,860
Entergy Corp. .........................................    19,400       884,446
                                                                    -----------
                                                                      2,766,928
                                                                    -----------
Total U.S. Equities (Cost $76,592,750) ................              82,023,038
                                                                    -----------

SHORT-TERM INVESTMENTS -- 2.29%
OTHER -- 2.10%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund ..................... 1,764,323     1,764,323

                                                           FACE
                                                          AMOUNT
                                                        ---------
U.S. GOVERNMENT OBLIGATIONS -- 0.19%
U.S. Treasury Bill, due 02/06/03 (c) .................. $ 160,000       159,816
                                                                    -----------
Total Short-Term Investments
  (Cost $1,924,080) ...................................               1,924,139
                                                                    -----------
Total Investments
  (Cost $78,516,830) -- 100.05% (a) ...................              83,947,177
Liabilities, less cash and
  other assets -- (0.05)% .............................                 (39,246)
                                                                    -----------
Net Assets -- 100% ....................................             $83,907,931
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $78,516,830; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ...................... $13,702,630
         Gross unrealized depreciation ......................  (8,272,283)
                                                              -----------
                  Net unrealized appreciation ............... $ 5,430,347
                                                              ===========

(b)  Non-income producing security.
(c) All or a portion of these securities was pledged to cover margin requirements for futures contracts.
%    Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Equity Fund had the following open futures contracts as of December 31, 2002:

                                              EXPIRATION                  CURRENT    UNREALIZED
                                                 DATE         COST         VALUE        LOSS
                                              ----------   ----------   ----------   ----------
INDEX FUTURES BUY CONTRACTS
Standard & Poor's 500, 11 contracts ........  March 2003   $2,453,452   $2,416,975   $(36,477)
                                                                                     =========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2002 was $159,816.




--------------------------------------------------------------------------------
                                                                              39
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Large Cap Growth Fund declined 10.51%, compared to an 8.97% decline for the Russell 1000 Growth Index. (Returns for all share classes over various time periods are shown on page 41. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

The stock market may have delivered negative results for the six months ended 2002, but it largely ended on a high note for many investors. The U.S. market (as measured by the S&P 500 Index) declined 17.2% in the third quarter, continuing the downward trend set earlier in the year. Weak economic numbers, disappointing corporate profits and a significant decline in capital spending left investors nervous about investing in stocks. Efforts made by industries to restore investor confidence, including over 900 CEOs vouching for their company's financial records by personally signing their accounting books, led to a rally, but any gains were gradually given back as investors were faced with new evidence of decreased consumer spending and deteriorating relations with Iraq. No segment of the market escaped these problems, with virtually every investment style, industry sector and market capitalization posting declines.

The fourth quarter was significantly better than the third. After revisiting a five-year low in early October, the market rebounded. Indications were that the third quarter was not as problematic as initially feared. Third quarter economic statistics were better than expected, and included a 4.0% increase in GDP. In addition, several of the year's worst performing stocks were able to meet or exceed their downwardly revised third quarter earnings estimates. Investors welcomed this positive news, buying into the riskiest end of the market --low-priced, low-quality stocks. Unfortunately, less encouraging economic and company-specific news followed, bringing the rally to a halt just two months after it had started. The market ended on a weak note in December, but still managed to deliver an 8.4% gain for the quarter. Growth stocks lagged the market as a whole during this period, returning 7.2%.

FOCUS ON VALUE IDENTIFIED POCKETS OF OPPORTUNITY

As its returns indicate, the Fund was not able to avoid the overall weakness in the equity markets. However, we were able to identify several pockets of opportunity. For example, the Fund's consumer staples stocks performed well in the third quarter, when investors were looking for stocks immune to economic decline. In our opinion, this demand drove prices beyond their intrinsic value. We therefore moved to adopt an underweight position in the sector relative to the benchmark. Conversely, we remained overweight in consumer areas that were more affected by the market's decline, including media. We believe these sectors will benefit as the economic picture continues to improve.

FINDING GROWTH THROUGH RISK MANAGEMENT AND A GLOBALLY INTEGRATED PLATFORM

During the period, sector selection was the most significant positive contributor to performance. Our rigorous risk management approach and our leveraging of UBS Global Asset Management's (UBS GAM) integrated global platform played important roles in this outcome.

Most notably, our decision to invest in Wells Fargo and Pepsi Bottling Group came about as a direct result of these capabilities. During the period, we sought to reduce our weightings to technology (which we felt held too dominant a position within the benchmark index) and pharmaceuticals (a sector that was coming under increasing pressure from the government), based on the results of our careful risk assessment process. At the same time, we wanted to increase our exposure to financials and consumer staples, sectors that the Fund held underweights in, but which we viewed positively in the given market environment. Our goal was to select names that were well known in their respective sectors, but that still offered good growth potential.

Through a careful screening process, backed by extensive research that had already been conducted on UBS GAM's global platform, we identified Wells Fargo as a strong buy. Similarly, after conducting careful research within our own framework, we identified Pepsi as a stock that offered strong growth potential. We purchased both stocks, which ultimately were among our best performers over the period.

LOOKING AHEAD

Many of the problems that plagued the markets in 2002 have flowed into 2003. However, the news is not all negative. We may not see a rapid, "V-shaped" recovery, but the economy appears to be gradually improving. We believe investors are coming to accept this reality and will become more risk tolerant in the new year. To our benefit, the market's prolonged decline has created opportunities for large-cap growth investors. To that end, we will continue to employ our fundamental, research-drive investment process to identify these opportunities, focusing on financially strong companies that we believe are poised to benefit from economic growth.

--------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN
--------------------------------------------------------------------------------

                                              6 months     1 year       3 years     5 years  Inception*
                                                ended       ended        ended       ended       to
                                              12/31/02    12/31/02     12/31/02    12/31/02   12/31/02
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A         -10.66%      -28.84%     -22.92%       N/A      -11.79%
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS B         -11.01       -29.34        N/A         N/A      -24.49
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS C         -10.87       -29.34        N/A         N/A      -27.75
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS Y         -10.51       -28.61      -22.65       -5.16%     -5.06
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A+        -15.56       -32.78      -24.36        N/A      -13.03
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS B+        -15.46       -32.87        N/A         N/A      -27.11
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS C+        -12.58       -30.74        N/A         N/A      -28.37
--------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                       -8.97       -27.88      -23.64       -3.84      -2.73
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y IS 10/14/97. INCEPTION RETURN FOR THE INDEX IS AS OF THE NEXT MONTH-END OF INCEPTION OF THE OLDEST SHARE
     CLASS: 10/31/97.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.


------------------------------------------------------
TOP TEN EQUITY HOLDINGS
------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)
                                        Percentage of
                                         Net Assets
------------------------------------------------------
Microsoft Corp.                             5.4%
Pfizer, Inc.                                4.9
General Electric Co.                        4.1
Johnson & Johnson                           4.0
Wal-Mart Stores, Inc.                       2.9
Citigroup, Inc.                             2.8
Wells Fargo & Co.                           2.4
Amgen, Inc.                                 2.4
Medtronic, Inc.                             2.2
Intel Corp.                                 2.1
------------------------------------------------------
Total                                      33.2%





--------------------------------------------------------------------------------
                                                                              41

--------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
U.S. EQUITIES -- 98.60%
BANKS -- 2.44%
Wells Fargo & Co. .......................................   1,700    $    79,679
                                                                     -----------
BEVERAGES & TOBACCO -- 1.74%
Philip Morris Companies, Inc. ...........................   1,400         56,742
                                                                     -----------
BIOMEDICAL -- 2.39%
Amgen, Inc. (b) .........................................   1,616         78,118
                                                                     -----------
BROADCASTING & PUBLISHING -- 3.32%
McGraw-Hill Cos., Inc. ..................................     750         45,330
Viacom, Inc., Class B (b) ...............................   1,546         63,015
                                                                     -----------
                                                                         108,345
                                                                     -----------
CHEMICALS -- 1.57%
International Flavors & Fragrances, Inc. ................     500         17,550
Waters Corp. (b) ........................................   1,550         33,759
                                                                     -----------
                                                                          51,309
                                                                     -----------
COMPUTER SOFTWARE -- 5.99%
Microsoft Corp. (b) .....................................   3,400        175,780
Oracle Corp. (b) ........................................   1,850         19,980
                                                                     -----------
                                                                         195,760
                                                                     -----------
COMPUTER SYSTEMS -- 5.29%
Cisco Systems, Inc. (b) .................................   5,200         68,120
Dell Computer Corp. (b) .................................   2,000         53,480
Hewlett-Packard Co. .....................................   1,608         27,915
International Business Machines Corp. ...................     300         23,250
                                                                     -----------
                                                                         172,765
                                                                     -----------
CONSUMER -- 1.11%
H&R Block, Inc. .........................................     900         36,180
                                                                     -----------
ELECTRIC COMPONENTS -- 4.09%
Applied Materials, Inc. (b) .............................   1,350         17,591
Intel Corp. .............................................   4,450         69,286
Novellus Systems, Inc. (b) ..............................     650         18,252
Texas Instruments, Inc. .................................   1,900         28,519
                                                                     -----------
                                                                         133,648
                                                                     -----------
ELECTRONICS -- 0.93%
Lexmark International, Inc. (b) .........................     500         30,250
                                                                     -----------
ENERGY -- 3.87%
Anadarko Petroleum Corp. ................................     850         40,715
Devon Energy Corp. ......................................   1,000         45,900
Schlumberger Ltd. .......................................     950         39,985
                                                                     -----------
                                                                         126,600
                                                                     -----------
FINANCIAL SERVICES -- 7.47%
American International Group, Inc. ......................     437         25,280
Citigroup, Inc. .........................................   2,583         90,896
Freddie Mac .............................................   1,050         62,003
Morgan Stanley ..........................................   1,650         65,868
                                                                     -----------
                                                                         244,047
                                                                     -----------
FOOD & HOUSE PRODUCTS -- 0.82%
Sysco Corp. .............................................     900         26,811
                                                                     -----------
HEALTH: DRUGS -- 9.91%
Allergan, Inc. ..........................................     650         37,453
Bristol-Myers Squibb Co. ................................   1,900         43,985
Cephalon, Inc. (b) ......................................   1,000         48,668
Pfizer, Inc. ............................................   5,250        160,492
SICOR, Inc. (b) .........................................     800         12,680
Wyeth, Inc. .............................................     550         20,570
                                                                     -----------
                                                                         323,848
                                                                     -----------
HEALTH: NON-DRUGS -- 13.81%
Baxter International, Inc. ..............................   1,600         44,800
Beckman Coulter, Inc. ...................................     950         28,044
Johnson & Johnson .......................................   2,422        130,086
Laboratory Corp. of America Holdings (b) ................   2,000         46,480
Medtronic, Inc. .........................................   1,600         72,960
United Health Group, Inc. ...............................     600         50,100
Wellpoint Health Networks (b) ...........................     700         49,812
Zimmer Holdings, Inc. (b) ...............................     700         29,064
                                                                     -----------
                                                                         451,346
                                                                     -----------
INSURANCE -- 1.02%
Allstate Corp. ..........................................     900         33,291
                                                                     -----------
LEISURE & TOURISM -- 1.09%
Harrah's Entertainment, Inc. (b) ........................     900         35,640
                                                                     -----------
METALS NON-FERROUS -- 1.35%
Masco Corp. .............................................   2,100         44,205
                                                                     -----------
MULTI-INDUSTRY -- 6.55%
Black & Decker Corp. ....................................     400         17,156
General Electric Co. ....................................   5,450        132,707
Proctor & Gamble Co. ....................................     750         64,455
                                                                     -----------
                                                                         214,318
                                                                     -----------
NON-DURABLES -- 2.24%
Pepsi Bottling Group, Inc. ..............................   1,200         30,840
PepsiCo, Inc. ...........................................   1,000         42,220
                                                                     -----------
                                                                          73,060
                                                                     -----------
RESEARCH & DEVELOPMENT -- 0.61%
Idec Pharmaceuticals Corp. (b) ..........................     600         19,902
                                                                     -----------
RETAIL/APPAREL -- 6.68%
Costco Wholesale Corp. (b) ..............................   1,000         28,060
Newell Rubbermaid, Inc. .................................   1,550         47,012
TJX Companies, Inc. .....................................   2,550         49,776
Wal-Mart Stores, Inc. ...................................   1,850         93,443
                                                                     -----------
                                                                         218,291
                                                                     -----------
SERVICES/MISCELLANEOUS -- 8.41%
Amazon.com, Inc. (b) ....................................   2,300         43,447
AOL Time Warner, Inc. (b) ...............................   4,350         56,985
Cendant Corp. (b) .......................................   1,400         14,672
eBay, Inc. (b) ..........................................     650         44,083
Expedia, Inc. (b) .......................................     500         33,465
First Data Corp. ........................................   1,500         53,115
Omnicom Group ...........................................     450         29,070
                                                                     -----------
                                                                         274,837
                                                                     -----------
TECHNOLOGY -- 2.44%
Analog Devices, Inc. (b) ................................   1,000         23,870
United Technologies Corp. ...............................     900         55,746
                                                                     -----------
                                                                          79,616
                                                                     -----------

--------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
TELECOMMUNICATIONS EQUIPMENT -- 0.95%
QUALCOMM, Inc. (b) ......................................    850     $   30,932
                                                                     ----------
TELECOMMUNICATIONS SERVICES -- 1.99%
EchoStar Communications Corp.,
  Class A (b) ...........................................  2,250         50,085
Nextel Communications, Inc., Class A (b) ................  1,300         15,015
                                                                     ----------
                                                                         65,100
                                                                     ----------
THERAPEUTICS -- 0.52%
Gilead Sciences, Inc. (b) ...............................    500         17,000
                                                                     ----------
Total U.S. Equities (Cost $3,952,805)                                 3,221,640
                                                                     ----------

SHORT-TERM INVESTMENTS -- 1.41%
OTHER -- 1.41%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $45,985) ........................................ 45,985         45,985
                                                                     ----------
Total Investments
  (Cost $3,998,790) -- 100.01% (a) ......................             3,267,625
Liabilities, less cash and
  other assets -- (0.01)% ...............................                  (480)
                                                                     ----------
Net Assets -- 100% ......................................            $3,267,145
                                                                     ==========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $3,998,790; and net unrealized depreciation consisted of:

            Gross unrealized appreciation .................... $  51,525
            Gross unrealized depreciation ....................  (782,690)
                                                               ---------
                     Net unrealized depreciation ............. $(731,165)
                                                               =========

(b)   Non-income producing security.

%     Represents a percentage of net assets.




--------------------------------------------------------------------------------
                                                                              43
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Small Cap Growth Fund declined 11.59%, outperforming the 15.63% decline of the benchmark Russell 2000 Growth Index. Since the Fund's inception on September 30, 1997, through December 31, 2002, its Class Y shares generated an average annual return of 2.16%. This compares very favorably to the 7.80% decline posted by the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 45. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

The Fund's strong relative performance in a weak market environment is a reflection of the portfolio's relatively high-quality orientation and rigorous risk management disciplines, which include a diversification of the portfolio at both the sector and individual security level.

MARKET REVIEW

At the start of the six-month period, it was apparent that, contrary to early 2002 expectations, the economy was not going to make a rapid and dramatic recovery. This fact, combined with disappointing earnings announcements, continued reports of corporate misconduct and the growing threat of a conflict in the Middle East, caused investor confidence--and stock prices--to plummet. The market's downward spiral was halted briefly in mid-October, when announcements of improving economic statistics and better-than-expected earnings reports sparked a short-lived two-month rally. Although some of the gains were given back in December, the S&P 500 Index ended the fourth quarter up 8.43%. This was not enough, however, to offset the prior quarter's losses, and the S&P 500 Index finished the six-month period down 10.30%.

Small cap growth stocks tended to follow the path established by the broader market over the six-month period, though not necessarily for the same reasons. During the third quarter, equity investors favored large-cap stocks, which they considered to be less volatile investments than their small cap counterparts. As a result, small caps as a whole underperformed the overall market. In contrast, small cap growth stocks were at the center of the fourth quarter's rally. Low-priced, high-volatility telecommunications and technology stocks rose and then fell, taking the Russell 2000 Growth Index up 9.17% and 5.43% in October and November, respectively, then down 6.91% in December. When all was said and done, small cap growth stocks had posted a respectable 7.51% return for the quarter. However, like the broader market, this was not enough to counter the prior quarter's losses, and small cap growth stocks declined 15.63% over the review period.

FOCUS ON STABLE INCOME STREAM AND STRONG BALANCE SHEET HELPS PERFORMANCE

As its returns indicate, the Fund was unable to completely avoid the market's weakness during the reporting period. However, a defensive posture--in part due to our concern over market volatility and in part because of our traditional orientation toward relatively high-quality stocks--helped limit the extent to which the Fund's performance was compromised by market weakness. Compared to the Russell 2000 Growth Index, the Fund favored larger, more liquid stocks with stable income streams and strong balance sheets. Our strategy also called for the Fund to underweight high volatility stocks, especially those with substantial earnings variability.

Sector strategy was also a positive influence on performance, though less so. Early in the period, the Fund benefited from an underweight position in information technology. However, as we saw increasing signs of stability in this sector, we increased our exposure to it, bringing our weighting in line with that of the benchmark's. As a result, we were able to participate in the October/November rally.

LOOKING AHEAD

Investors appear to have accepted the fact that the economy is improving, albeit at a slower pace than anticipated. Accordingly, they are becoming more investment risk-tolerant. Against this backdrop, and assuming the geopolitical situation does not materially change, we believe the U.S. equity markets could deliver positive returns in 2003.

We are particularly optimistic about the future prospects for small cap stocks. Presently, small cap stock prices are relatively low and we are finding attractive opportunities in virtually every industry sector. In addition, we believe investors now have good reason to take notice of small cap stocks. First, periods of economic recovery have historically favored small caps, which tend to be more dependent on economic stimulus. In addition, many large-cap companies have been forced to reduce their defined-benefit plan assumptions in order to reflect the market's decline and decreased investment return expectations. These reductions will hurt large cap earnings growth versus the profit gains of smaller companies that have no defined benefit plans. As a result, we believe the potential exists for small cap stocks to outperform large cap stocks in 2003.

--------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

                                              6 months     1 year       3 years     5 years  Inception*
                                                ended       ended        ended       ended       to
                                              12/31/02    12/31/02     12/31/02    12/31/02   12/31/02
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A         -11.64%      -18.55%      -3.82%       N/A        5.86%
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS B         -12.00       -19.21        N/A         N/A      -10.71
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS C         -12.01       -19.23        N/A         N/A      -12.56
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS Y         -11.59       -18.42       -3.57        3.46%      2.16
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A+        -16.59       -23.04       -5.61        N/A        4.38
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS B+        -16.49       -23.25        N/A         N/A      -13.70
--------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS C+        -13.86       -20.86        N/A         N/A      -13.31
--------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                      -15.63       -30.26      -21.11       -6.59      -7.80
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE RUSSELL 2000 GROWTH INDEX IS 9/30/97.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR REPRESENT AVERAGE ANNUALIZED RETURNS.

     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

     THE FUND MAY INVEST IN IPOs WHICH MAY HAVE A MAGNIFIED IMPACT ON
     PERFORMANCE.


------------------------------------------------------
TOP TEN EQUITY HOLDINGS
------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)
                                        Percentage of
                                         Net Assets
------------------------------------------------------
New York Community Bancorp, Inc.             3.0%
Career Education Corp.                       2.7
Cognizant Technology Solutions Corp.         2.5
Patterson Dental Co.                         2.5
UCBH Holdings, Inc.                          2.4
Pediatrix Medical Group, Inc.                2.4
CACI International, Inc.                     2.3
Chico's FAS, Inc.                            2.1
Fair, Isaac & Co., Inc.                      2.1
Patterson-UTI Energy, Inc.                   2.1
------------------------------------------------------
Total                                       24.1%







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS U.S. SMALL CAP FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                          --------     ---------
U.S. EQUITIES -- 97.17%
AEROSPACE & DEFENSE -- 0.76%
Engineered Support Systems ..............................   7,350    $   269,451
                                                                     -----------
AIRLINES -- 0.87%
Atlantic Coast Airlines Holdings, Inc. (b) ..............  25,500        306,765
                                                                     -----------
APPLICATION SOFTWARE -- 4.94%
Fair, Isaac & Company, Inc. .............................  17,200        734,440
Mercury Interactive Corp. (b) ...........................   7,100        210,515
THQ, Inc. (b) ...........................................  17,450        231,212
Verisity Ltd. (b) .......................................  29,900        569,894
                                                                     -----------
                                                                       1,746,061
                                                                     -----------
AUTO PARTS & EQUIPMENT -- 1.23%
American Axle & Mfg Holdings, Inc. (b) ..................  18,600        435,612
                                                                     -----------
BANKS -- 11.15%
BankUnited Financial Corp., Class A (b) .................  28,100        454,658
Greater Bay Bancorp .....................................  16,000        276,640
Harbor Florida Bancshares, Inc. .........................  11,100        249,972
Investors Financial Services Corp. ......................  24,000        657,360
New York Community Bancorp, Inc. ........................  36,371      1,050,394
Sterling Bancshares, Inc. ...............................  31,500        384,930
UCBH Holdings, Inc. .....................................  20,400        865,980
                                                                     -----------
                                                                       3,939,934
                                                                     -----------
BIOTECHNOLOGY -- 3.10%
Medarex, Inc. (b) .......................................  13,500         53,325
Neurocrine Biosciences, Inc. (b) ........................  10,300        470,298
Sangstat Medical Corp. (b) ..............................  14,600        164,980
Scios, Inc. (b) .........................................  12,500        407,250
                                                                     -----------
                                                                       1,095,853
                                                                     -----------
BROADCASTING & CABLE TV -- 1.92%
Cumulus Media, Inc., Class A (b) ........................  29,900        444,613
Salem Communications Corp., Class A (b) .................   9,400        234,718
                                                                     -----------
                                                                         679,331
                                                                     -----------
CHEMICALS -- 1.23%
Albemarle Corp. .........................................  15,300        435,285
                                                                     -----------
COMPUTER SOFTWARE -- 0.27%
Internet Security Systems, Inc. (b) .....................   5,200         95,316
                                                                     -----------
CONSTRUCTION & ENGINEERING -- 1.62%
EMCOR Group, Inc. (b) ...................................  10,800        572,508
                                                                     -----------
CONSUMER -- 0.91%
Leapfrog Enterprises, Inc. (b) ..........................  12,800        321,920
                                                                     -----------
DISTILLER & VINTNERS -- 1.51%
Constellation Brands, Inc., Class A (b) .................  22,500        533,475
                                                                     -----------

DIVERSIFIED FINANCIALS -- 0.94%
Jones Lang Lasalle, Inc. (b) ............................  21,600        332,208
                                                                     -----------

ELECTRIC COMPONENTS -- 3.77%
Artisan Components, Inc. (b) ............................  15,400        237,622
Cree, Inc. (b) ..........................................  11,500        188,025
Foundry Networks, Inc. (b) ..............................  29,300        206,272
Omnivision Technologies, Inc. (b) .......................  16,700        226,619
Smith, A.O. Corp. .......................................  17,600        475,376
                                                                     -----------
                                                                       1,333,914
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.74%
Benchmark Electronics, Inc. (b) .........................  19,300        553,138
Cognex Corp. (b) ........................................  24,900        458,907
Planar Systems, Inc. (b) ................................  32,100        662,223
                                                                     -----------
                                                                       1,674,268
                                                                     -----------
FOOD DISTRIBUTORS -- 1.35%
Performance Food Group Co. (b) ..........................  14,000        475,426
                                                                     -----------
GENE -- 1.26%
Affymetrix, Inc. (b) ....................................   7,600        173,964
InterMune, Inc. (b) .....................................   5,000        127,550
Telik, Inc. (b) .........................................  12,200        142,252
                                                                     -----------
                                                                         443,766
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.67%
ResMed, Inc. (b) ........................................   7,800        238,446
                                                                     -----------
HEALTH: DRUGS -- 1.20%
Amylin Pharmaceuticals, Inc. (b) ........................  10,200        164,628
SICOR, Inc. (b) .........................................  16,400        259,940
                                                                     -----------
                                                                         424,568
                                                                     -----------
HEALTH: NON-DRUGS -- 0.89%
Advanced Neuromodulation
  Systems, Inc.(b) ......................................   9,000        315,900
                                                                     -----------
HEALTHCARE DISTRIBUTOR SERVICES -- 8.36%
Dianon Systems, Inc. (b) ................................   8,500        405,535
Fisher Scientific International, Inc. (b) ...............  10,100        303,808
Patterson Dental Co. (b) ................................  20,100        879,174
Pediatrix Medical Group, Inc. (b) .......................  21,000        841,260
Pharmaceutical Product
  Development, Inc. (b) .................................  18,000        526,860
                                                                     -----------
                                                                       2,956,637
                                                                     -----------
HEALTHCARE FACILITY -- 1.50%
Odyssey HealthCare, Inc. ................................   8,700        301,890
Province Healthcare Co. (b) .............................  23,700        230,601
                                                                     -----------
                                                                         532,491
                                                                     -----------
HOMEBUILDING -- 1.17%
Beazer Homes U.S.A., Inc. (b) ...........................   2,000        121,200
NVR, Inc. (b) ...........................................     900        292,950
                                                                     -----------
                                                                         414,150
                                                                     -----------
INSURANCE -- 0.59%
RLI Corp. ...............................................   7,500        209,250
                                                                     -----------
INSURANCE BROKERS -- 1.46%
Hilb, Rogal & Hamilton Co. ..............................   7,300        298,570
Hub International Ltd. ..................................  16,900        216,827
                                                                     -----------
                                                                         515,397
                                                                     -----------
INTERNET SERVICES -- 0.64%
Websense, Inc. (b) ......................................  10,600        226,427
                                                                     -----------

INTERNET SOFTWARE & SERVICES -- 2.06%
Intercept Group, Inc. (b) ...............................  16,600        281,055
Overture Services, Inc. (b) .............................  16,400        447,884
                                                                     -----------
                                                                         728,939
                                                                     -----------


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------
UBS U.S. SMALL CAP FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           SHARES       VALUE
                                                          --------    ---------
IT CONSULTING & SERVICES -- 4.77%
CACI International, Inc., Class A (b) .................    22,400   $   798,336
Cognizant Technology Solutions Corp. (b) ..............    12,300       888,429
                                                                    -----------
                                                                      1,686,765
                                                                    -----------
LEISURE PRODUCTS -- 0.67%
Action Performance Companies, Inc. ....................    12,500       237,500
                                                                    -----------
MACHINERY INDUSTRIAL -- 2.03%
ESCO Technologies, Inc. (b) ...........................    12,200       451,400
Flowserve Corp. (b) ...................................    17,900       264,741
                                                                    -----------
                                                                        716,141
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION -- 0.96%
Stone Energy Corp. (b) ................................    10,200       340,272
                                                                    -----------

OIL & GAS-DRILLING -- 2.07%
Patterson-UTI Energy, Inc. (b) ........................    24,200       730,114
                                                                    -----------
OIL & GAS-EQUIPMENT SERVICES -- 1.31%
Tetra Technologies, Inc. (b) ..........................    21,700       463,729
                                                                    -----------
PHARMACEUTICALS -- 2.23%
Isis Pharmaceuticals, Inc. (b) ........................    28,300       186,497
NPS Pharmaceuticals, Inc. (b) .........................    13,900       349,863
Penwest Pharmaceuticals Co. (b) .......................    23,900       253,340
                                                                    -----------
                                                                        789,700
                                                                    -----------
REITS EQ HEALTHCARE -- 0.95%
Ventas, Inc. ..........................................    29,400       336,630
                                                                    -----------
REITS EQ RETAIL -- 1.08%
Mills Corp. ...........................................    13,000       381,420
                                                                    -----------
RESTAURANTS -- 2.57%
Panera Bread Co., Class A (b) .........................    13,200       459,492
Ruby Tuesday, Inc. ....................................    26,000       449,540
                                                                    -----------
                                                                        909,032
                                                                    -----------
RETAIL -- COMPUTERS/ELECTRONICS -- 0.77%
Electronics Boutique Holdings Corp. (b) ...............    17,300       273,513
                                                                    -----------
RETAIL/APPAREL -- 2.21%
Aeropostale, Inc. (b) .................................     3,600        38,052
Chico's FAS, Inc. (b) .................................    39,200       741,272
                                                                    -----------
                                                                        779,324
                                                                    -----------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS -- 0.86%
Rudolph Technologies, Inc. (b) ........................    15,900       304,644
                                                                    -----------
SEMICONDUCTORS -- 2.42%
Exar Corp. (b) ........................................    25,300       313,720
Intersil Corp. (b) ....................................    18,452       257,221
Pericom Semiconductor Corp. (b) .......................    34,300       285,033
                                                                    -----------
                                                                        855,974
                                                                    -----------
SERVICES -- DATA PROCESSING -- 0.73%
Factset Research Systems, Inc. ........................     9,100       257,257
                                                                    -----------
SERVICES -- DIVERSIFIED COMMERCIAL -- 2.67%
Career Education Corp. (b) ............................    23,600       944,000
                                                                    -----------
SERVICES -- OFFICE/SUPPLIES -- 1.10%
Moore Corp., Ltd. (b) .................................    42,600       387,660
                                                                    -----------
SERVICES/MISCELLANEOUS -- 0.69%
Avocent Corp. (b) .....................................    10,900       242,198
                                                                    -----------
SOFT DRINKS -- 1.09%
Cott Corp. (b) ........................................    21,600       384,912
                                                                    -----------
SPECIALTY STORES -- 3.85%
Copart, Inc. (b) ......................................    48,350       572,464
Gart Sports Co. (b) ...................................    12,100       234,135
Petco Animal Supplies, Inc. (b) .......................    23,600       553,160
                                                                    -----------
                                                                      1,359,759
                                                                    -----------
SYSTEMS SOFTWARE -- 1.26%
Borland Software Corp. (b) ............................    36,300       446,490
                                                                    -----------
TRANSPORTATION -- 0.77%
UTI Worldwide, Inc. ...................................    10,300       270,375
                                                                    -----------
Total U.S. Equities (Cost $35,747,941)                               34,350,707
                                                                    -----------
SHORT-TERM INVESTMENTS -- 3.49%
OTHER -- 3.49%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $1,234,438) ................................... 1,234,438     1,234,438
                                                                    -----------

Total Investments
  (Cost $36,982,379) -- 100.66% (a) ...................              35,585,145
Liabilities, less cash and
  other assets -- (0.66)% .............................                (234,712)
                                                                    -----------

Net Assets -- 100% ....................................             $35,350,433
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $36,982,379; and net unrealized depreciation consisted of:
         Gross unrealized appreciation ...................  $3,986,499
         Gross unrealized depreciation ...................  (5,383,733)
                                                           -----------
                  Net unrealized depreciation ............ ($1,397,234)
                                                          ============

(b)   Non-income producing.

%     Represents a percentage of net assets.


--------------------------------------------------------------------------------
                                                                              47
                 See accompanying notes to financial statements.

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Bond Fund returned 5.54%. Over the same period, the Fund's benchmark, the Lehman U.S. Aggregate Bond Index returned 6.23%. Since the Fund's inception on August 31, 1995 through December 31, 2002, its Class Y shares provided an average annual return of 7.39%. This compares to the 7.68% return of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 49. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

Despite a high profile stock market rally in October and November, bonds soundly outperformed stocks in the six months ended December 31, 2002. A stop-and-go economy, lackluster stock returns and geopolitical unrest encouraged investors to stay with the relative security of bonds.

Several sectors of the bond market flourished in this environment. High quality, noncredit-sensitive sectors such as mortgage- and commercial mortgage-backed securities turned in impressive performances. U.S. government bonds also did well, boosted by the Federal Reserve Board's decision to lower the fed funds rate another half a percentage point in November to 1.25%, bringing it to its lowest level in 41 years.

These results were in stark contrast to the credit sector. Lower quality corporate bonds underperformed throughout the third quarter, held back by investors' risk aversion, the weak stock market, and the questionable business practices of several corporations. However, the biggest drag on the sector was aggressive downgrading by rating agencies. The large-scale movement of investment-grade bonds into non-investment-grade status--at which point they are referred to as "fallen angels"--overwhelmed the market. Yet, despite this, investors were willing to jump back into the market when lower quality corporates rallied in the fourth quarter. Riding on the back of the rising stock market and better than expected third quarter earnings reports, lower-quality corporate bonds posted positive results during the fourth quarter.

On a Fund level, our risk management capability helped us navigate through this difficult credit environment.

PORTFOLIO REVIEW

The Fund's sector allocation had little effect on relative performance during the year. Our overweight in mortgage-backed securities and commercial mortgage-backed securities (the two best performing sectors of 2002) offset the weak performance produced by an overweight to the corporate sector. Security selection also had a negligible effect on performance, as holdings in the corporate bond sector hindered performance, while our mortgage-backed and commercial mortgage-backed securities enhanced performance. Finally, duration management had a slightly negative impact on the Fund, due to our shorter-than-benchmark position during part of the year's rally.

LOOKING AHEAD

Our current strategy is leading us to maintain underweight positions in higher quality sectors, such as agencies and upper-tier investment grade corporates. Our analysis indicates that these bonds are overvalued at current prices. Conversely, we believe that commercial mortgage-backed securities remain attractive and still warrant our overweight position.

--------------------------------------------------------------------------------
UBS U.S. BOND FUND
--------------------------------------------------------------------------------

                                              6 months     1 year       3 years     5 years  Inception*
                                                ended       ended        ended       ended       to
                                              12/31/02    12/31/02     12/31/02    12/31/02   12/31/02
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A                       5.42%        8.96%       9.23%       6.81%      7.40%
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS B                       4.96         8.16        N/A         N/A        4.94
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS C                       5.15         8.40        N/A         N/A        5.14
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS Y                       5.54         9.31        9.51        7.09       7.39
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A+                      0.63         4.07        7.57        5.83       6.51
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS B+                     -0.04         3.16        N/A         N/A        1.48
--------------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS C+                      3.32         6.53        N/A         N/A        4.21
--------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index++               6.23        10.25       10.10        7.54       7.68
--------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment
Grade (BIG) Bond Index                           6.27        10.09       10.06        7.52       7.67
--------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y, THE LEHMAN U.S. AGGREGATE BOND INDEX AND THE SALOMON SMITH BARNEY (BIG) BOND INDEX IS 8/31/95.

+    RETURNS INCLUDE SALES CHARGES.

++ AS OF APRIL 1, 2002, THE FUND'S BENCHMARK BOND INDEX WAS CHANGED TO THE LEHMAN U.S. AGGREGATE INDEX BECAUSE IT IS A MORE BROAD BASED INDEX FOR THE FUND.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.



-----------------------------------------------------
TOP TEN U.S. BOND HOLDINGS
-----------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)
                                        Percentage of
                                         Net Assets
-----------------------------------------------------
U.S. Treasury Note
    2.875%, due  06/30/04                   7.8%
U.S. Treasury Note
    6.750%, due  05/15/05                   7.1
Federal National Mortgage Association
    5.500%, due  03/15/11                   3.2
U.S. Treasury Note
    8.000%, due  11/15/21                   3.1
Federal National Mortgage Association
    7.000%, due  06/01/32                   3.0
U.S. Treasury Note
    4.750%, due  11/15/08                   2.6
U.S. Treasury Note
    3.250%, due  08/15/07                   2.5
U.S. Treasury Bond
    3.000%, due  07/15/12                   2.3
Government National Mortgage Association
    6.000%, due  05/20/29                   2.3
Federal Home Loan Mortgage Corp.
    6.500%, due  11/01/29                   2.0
-----------------------------------------------------
Total                                      35.9%




--------------------------------------------------------------------------------
                                                                              49

--------------------------------------------------------------------------------
UBS U.S. BOND FUND
--------------------------------------------------------------------------------

------------------------------------------------------
INDUSTRY DIVERSIFICATION
------------------------------------------------------

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)
------------------------------------------------------

U.S. CORPORATE BONDS
Aerospace & Military .......................   0.14%
Autos/Durables .............................   0.45
Banks ......................................   1.08
Beverages & Tobacco ........................   0.45
Chemicals ..................................   0.21
Computer Systems ...........................   0.07
Construction ...............................   0.31
Consumer ...................................   0.18
Electric Components ........................   0.45
Energy .....................................   2.54
Financial Services .........................   4.91
Food & House Products ......................   0.57
Forest Products ............................   0.07
Health: Drugs ..............................   0.14
Housing/Paper ..............................   0.11
Leisure & Tourism ..........................   0.05
Metals Non-Ferrous .........................   0.05
Multi-Industry .............................   0.52
Publishing .................................   0.20
Real Estate ................................   0.10
Recreation .................................   0.18
Retail/Apparel .............................   0.16
Services/Miscellaneous .....................   0.45
Telecommunications .........................   0.56
Telecommunications-Wireless ................   0.21
Transportation .............................   0.28
Utilities ..................................   0.55
                                             ------
         Total U.S. Corporate Bonds ........  14.99
Asset-Backed Securities ....................   3.79
International Dollar Bonds .................   0.61
Mortgage-Backed Securities .................  49.24
U.S. Government Obligations ................  27.64
SHORT-TERM INVESTMENTS .....................   2.04
                                             ------
   TOTAL INVESTMENTS .......................  98.31
CASH AND OTHER ASSETS,
   LESS LIABILITIES ........................   1.69
                                             ------
NET ASSETS ................................. 100.00%
                                             ======

--------------------------------------------------------------------------------
UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT          VALUE
                                                        ---------      ---------
BONDS -- 96.27%
U.S. CORPORATE BONDS -- 14.99%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06 ................................. $ 85,000    $    92,925
Alcoa, Inc.
  6.000%, due 01/15/12 .................................   45,000         49,540
Amerada Hess Corp.
  6.650%, due 08/15/11 .................................   55,000         60,075
American Express Co.
  3.750%, due 11/20/07 .................................   55,000         55,670
Anadarko Finance Co.
  7.500%, due 05/01/31 .................................   55,000         65,398
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09 .................................  180,000        232,889
AOL Time Warner, Inc.
  7.625%, due 04/15/31 .................................  255,000        262,085
Apache Corp.
  6.250%, due 04/15/12 .................................   40,000         44,838
AT&T Wireless Services, Inc.
  7.875%, due 03/01/11 .................................  120,000        120,600
Avon Products, Inc.
  7.150%, due 11/15/09 .................................  150,000        175,209
Bank of America Corp.
  7.400%, due 01/15/11 .................................  265,000        312,161
Bank One Corp.
  7.875%, due 08/01/10 .................................  155,000        185,768
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06 .................................  175,000        158,368
Bristol Myers Squibb Co.
  5.750%, due 10/01/11 .................................   40,000         42,594
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29 .................................   55,000         62,505
Burlington Resources Finance Co.
  6.680%, due 02/15/11 .................................   65,000         72,661
Caterpillar, Inc.
  6.550%, due 05/01/11 .................................   55,000         62,625
Cendant Corp.
  6.875%, due 08/15/06 .................................  220,000        228,286
Centex Corp.
  9.750%, due 06/15/05 .................................  155,000        172,607
Cingular Wireless
  6.500%, due 12/15/11 .................................   70,000         75,504
Citigroup, Inc.
  7.250%, due 10/01/10 .................................  385,000        446,935
Citizens Communications Co.
  9.250%, due 05/15/11 .................................  135,000        160,787
Coca Cola Co.
  4.000%, due 06/01/05 .................................  105,000        109,925
Comcast Cable Communications
  6.750%, due 01/30/11 .................................  200,000        208,097
Commonwealth Edison Co., 144A
  6.150%, due 03/15/12 .................................   65,000         71,912
Conoco, Inc.
  5.900%, due 04/15/04 .................................  320,000        334,974
ConocoPhillips
  8.500%, due 05/25/05 .................................  190,000        216,053
  8.750%, due 05/25/10 .................................   75,000         93,857
Consolidated Edison, Inc.
  7.500%, due 09/01/10 .................................  300,000        357,959
Coors Brewing Co., 144A
  6.375%, due 05/15/12 .................................   80,000         89,404
Countrywide Home Loans
  5.500%, due 02/01/07 .................................  120,000        127,411
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07 .................................  130,000        139,163
  6.500%, due 01/15/12 .................................  155,000        165,658
DaimlerChrysler NA Holdings
  8.500%, due 01/18/31 .................................   65,000         79,997
Devon Financing Corp., ULC
  6.875%, due 09/30/11 .................................  105,000        116,955
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05 .................................  175,000        191,978
Dow Chemical Co. (The)
  6.125%, due 02/01/11 .................................   75,000         77,279
DTE Energy Co.
  7.050%, due 06/01/11 .................................   45,000         49,940
Duke Energy Field Services, LLC
  6.875%, due 02/01/11 .................................   85,000         84,729
  7.875%, due 08/16/10 .................................   65,000         68,791
  8.125%, due 08/16/30 .................................   55,000         55,827
EOP Operating LP
  7.000%, due 07/15/11 .................................   85,000         92,613
  7.875%, due 07/15/31 .................................   55,000         59,895
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11 .................................  195,000        224,220
First Data Corp.
  5.625%, due 11/01/11 .................................   85,000         89,946
FirstEnergy Corp.
  6.450%, due 11/15/11 .................................  205,000        203,943
First Union National Bank
  7.800%, due 08/18/10 .................................  240,000        289,740
FleetBoston Financial Corp.
  7.375%, due 12/01/09 .................................  110,000        125,714
Ford Motor Co.
  7.450%, due 07/16/31 .................................  165,000        143,528
Ford Motor Credit Co.
  5.800%, due 01/12/09 .................................  225,000        208,686
  7.375%, due 02/01/11 .................................  170,000        165,306
General Electric Capital Corp.
  6.750%, due 03/15/32 .................................  395,000        436,708
General Motors Acceptance Corp.
  6.875%, due 09/15/11 .................................  440,000        438,794
  8.000%, due 11/01/31 .................................  170,000        170,926
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11 .................................  105,000        117,205
Harrah's Operating Co., Inc.
  7.125%, due 06/01/07 .................................  155,000        170,883
Household Finance Corp.
  6.750%, due 05/15/11 .................................  255,000        271,878
HSBC Holdings PLC
  5.250%, due 12/12/12 .................................   65,000         66,624
International Business Machines Corp.
  5.875%, due 11/29/32 .................................   70,000         69,265
International Lease Finance Corp.
  6.375%, due 03/15/09 .................................  180,000        192,291
International Paper Co.
  6.750%, due 09/01/11 .................................   95,000        105,707



--------------------------------------------------------------------------------
                                                                              51

--------------------------------------------------------------------------------
UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT          VALUE
                                                        ---------      ---------
John Deere Capital Corp.
  7.000%, due 03/15/12 ................................. $ 85,000    $    98,551
Kerr McGee Corp.
  5.375%, due 04/15/05 .................................  250,000        263,606
Kraft Foods, Inc.
  4.625%, due 11/01/06 .................................   50,000         52,568
  6.500%, due 11/01/31 .................................  110,000        120,873
Kroger Co.
  7.500%, due 04/01/31 .................................   55,000         61,522
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12 .................................   90,000         99,615
Lincoln National Corp.
  6.200%, due 12/15/11 .................................   80,000         85,314
MBNA Global Capital Securities FRN
  2.713%, due 02/01/27 .................................  205,000        138,155
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06 .................................  210,000        110,250
  9.125%, due 05/01/31 .................................   95,000         42,275
Morgan Stanley
  6.750%, due 04/15/11 .................................  185,000        205,585
News America Holdings, Inc.
  7.125%, due 04/08/28 .................................  195,000        186,949
Occidental Petroleum Corp.
  8.450%, due 02/15/29 .................................   95,000        121,871
Pemex Project Funding Master Trust, 144A
  8.000%, due 11/15/11 .................................  200,000        215,000
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09 .................................  145,000        158,007
Praxair, Inc.
  6.375%, due 04/01/12 .................................   55,000         61,484
Progress Energy, Inc.
  7.000%, due 10/30/31 .................................  110,000        114,635
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10 .................................  490,000        318,500
Rohm & Haas Co.
  7.850%, due 07/15/29 .................................   50,000         62,515
SBC Communications, Inc.
  5.875%, due 02/01/12 .................................  100,000        108,009
Sempra Energy
  7.950%, due 03/01/10 .................................  210,000        239,457
SLM Corp.
  5.625%, due 04/10/07 .................................  175,000        190,328
Southern Power Co.
  6.250%, due 07/15/12 .................................   50,000         52,826
Target Corp.
  7.000%, due 07/15/31 .................................  135,000        152,926
Telus Corp.
  8.000%, due 06/01/11 .................................  125,000        120,000
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11 .................................  195,000        214,714
Unilever Capital Corp.
  7.125%, due 11/01/10 .................................  130,000        153,439
Union Pacific Corp.
  6.700%, due 12/01/06 .................................  180,000        199,121
United Technologies Corp.
  6.100%, due 05/15/12 .................................  120,000        134,172
Valero Energy Corp.
  7.500%, due 04/15/32 .................................  105,000        106,358
Verizon New England, Inc.
  6.500%, due 09/15/11 .................................   55,000         60,729
Verizon New York, Inc.
  7.375%, due 04/01/32 .................................   70,000         80,946
Walt Disney Co. (The)
  6.375%, due 03/01/12 .................................   45,000         49,220
Washington Mutual, Inc.
  5.625%, due 01/15/07 .................................   75,000         80,261
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11 .................................  270,000        303,100
Weyerhaeuser Co., 144A
  7.375%, due 03/15/32 .................................   65,000         70,494
                                                                     -----------
                                                                      14,257,186
                                                                     -----------
ASSET-BACKED SECURITIES -- 3.79%
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31 .................................  230,000        243,206
Continental Airlines, Inc., E.E.T.C.
  6.320%, due 11/01/08 .................................   95,000         85,047
Delta Air Lines, Inc. 00-1, E.E.T.C.
  7.570%, due 11/18/10 .................................  215,000        214,778
Greentree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31 .................................1,000,000        981,924
Greentree Financial Corp., 94-5, Class A5
  8.300%, due 11/15/19 .................................  320,000        331,273
Impac Secured Assets Common Owner
  Trust, 01-3, Class A2, (c)
  7.250%, due 04/25/31 .................................  522,944        562,823
Nomura Asset Securities Corp., 95-MD3,
  Class A/B 8.150%, due 03/04/20 .......................  335,779        369,772
Structured Asset Securities Corp., 98-ALS1,
  Class 1A 6.900%, due 01/25/29 ........................  704,419        720,064
United Airlines, Inc., E.E.T.C. (b) (e) (f)
  7.811%, due 10/01/09 .................................  220,922         89,080
                                                                     -----------
                                                                       3,597,967
                                                                     -----------
INTERNATIONAL DOLLAR BONDS -- 0.61%
Canadian National Railway Co.
  6.900%, due 07/15/28 .................................   65,000         74,101
Deutsche Telekom International Finance
  8.250%, due 06/15/30 .................................   75,000         86,636
France Telecom S.A.,
  8.500%, due 03/01/31 .................................   70,000         85,214
Mexico Government International Bond
  8.125%, due 12/30/19 .................................  105,000        110,775
Royal Bank of Scotland
  9.118%, due 12/31/49 .................................   70,000         86,321
WestDeutsche Landesbank
  6.750%, due 06/15/05 .................................  130,000        141,880
                                                                     -----------
                                                                         584,927
                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 49.24%
Bank One Mortgage-Backed Pass Through,
  2000-2, Class 6A, 6.676%, (d)
  due 03/15/30 .........................................   26,411         26,906
Bank One Mortgage-Backed Pass Through,
  2000-2, Class 8A, 6.859%, (d)
  due 03/15/30 .........................................  425,311        433,878



--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------
UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT          VALUE
                                                        ---------      ---------
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32 ............................... $1,215,000    $ 1,461,277
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8 5.750%, due 06/25/09 ................    422,756        430,378
CS First Boston Mortgage Securities
  Corp., 02-10, Class 2A1
  7.500%, due 05/25/32 ...............................    838,718        882,583
DLJ Commercial Mortgage Corp., 00-CKP1,
  Class A1B 7.180%, due 08/10/10 .....................    850,000        987,767
DLJ Commercial Mortgage Corp., 99-CG1,
  Class A1B 6.460%, due 03/10/32 .....................    220,000        247,736
DLJ Commercial Mortgage Corp., 99-CG2,
  Class A1B 7.300%, due 06/10/32 .....................  1,012,000      1,176,761
DLJ Commercial Mortgage Corp., 99-CG3,
  Class A1B 7.340%, due 10/10/32 .....................    400,000        468,685
Fannie Mae
  5.500%, due 03/15/11 ...............................  2,770,000      3,035,931
  7.125%, due 01/15/30 ...............................    935,000      1,153,830
Fannie Mae Grantor Trust
  7.500%, due 06/25/30 ...............................    661,160        716,739
  7.500%, due 12/25/41 ...............................    195,595        212,037
Federal Home Loan Mortgage Corp.
  5.500%, due 09/01/17 ...............................    598,961        621,957
  6.000%, due 10/01/29 ...............................    926,192        961,769
  6.500%, due 11/01/28 ...............................     10,024         10,446
  6.500%, due 09/01/29 ...............................    735,518        766,492
  7.000%, due 10/15/13 ...............................    492,125        524,035
Federal Home Loan Mortgage Corp., 1595 D
  6.500%, due 11/01/32 ...............................    199,855        208,271
Federal Home Loan Mortgage Corp., Gold
  6.500%, due 11/01/29 ...............................  1,804,528      1,880,520
  6.500%, due 03/01/32 ...............................    162,234        169,066
Federal National Mortgage Association
  5.500%, due 12/01/17 ...............................    734,000        762,082
  5.500%, due 12/01/31 ...............................  1,550,345      1,583,861
  6.000%, due 03/01/28 ...............................    368,452        382,408
  6.000%, due 11/01/28 ...............................  1,808,081      1,871,678
  6.000%, due 12/01/28 ...............................    472,522        489,142
  6.000%, due 03/01/29 ...............................    386,113        399,694
  6.000%, due 05/01/29 ...............................    414,464        429,042
  6.000%, due 06/01/31 ...............................    245,078        253,698
  6.500%, due 01/01/28 ...............................    514,748        536,210
  6.500%, due 04/01/28 ...............................    225,241        234,632
  6.500%, due 08/01/32 ...............................  1,467,002      1,528,169
  6.500%, due 09/01/32 ...............................    870,922        907,235
  7.000%, due 03/01/31 ...............................    118,080        124,897
  7.000%, due 11/01/31 ...............................    938,366        986,982
  7.000%, due 04/01/32 ...............................    875,711        921,081
  7.000%, due 06/01/32 ...............................  2,712,130      2,852,643
Federal National Mortgage Association,
  Whole Loan 95-W3, Class A 9.000%,
  due 04/25/25 .......................................     40,685         45,096
Federal National Mortgage Association,
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/41 ...............................    253,321        269,354
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2 6.550%, due 04/16/29 ...............    330,000        358,702
Government National Mortgage Association
  6.000%, due 12/20/28 ...............................    448,307        466,964
  6.000%, due 05/20/29 ...............................  2,144,238      2,227,003
  6.000%, due 08/20/29 ...............................  1,570,041      1,630,643
  6.500%, due 10/15/24 ...............................  1,480,281      1,565,960
  6.500%, due 08/15/27 ...............................      8,264          8,680
  7.000%, due 07/15/25 ...............................     39,805         42,492
  7.000%, due 07/15/31 ...............................    401,122        425,248
  8.500%, due 12/15/17 ...............................    640,239        707,473
  9.000%, due 11/15/04 ...............................      2,749          3,091
GS Mortgage Securities Corp. II, 96-PL,
  Class A2 7.410%, due 02/15/27 ......................    190,000        203,881
GS Mortgage Securities Corp., 01-2, 144A
  Class A, 7.500%, due 06/19/32 ......................    511,640        543,781
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31 ...............................    911,306        997,000
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31 ...............................    382,186        421,795
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1 6.410%, due 06/15/31 ...............    590,137        638,414
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2 7.325%, due 10/15/32 ...............    325,000        381,090
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2 6.540%, due 12/10/29 ...............    265,000        296,898
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3 6.960%, due 11/21/28 ...............    535,000        588,911
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1 6.960%,
  due 10/15/33 .......................................    330,088        368,272
PNC Mortgage Acceptance Corp., 99-CM1,
  Class A1B 7.330%, due 12/10/32 .....................    245,000        286,285
PNC Mortgage Securities Corp., 94-3,
  Class A8 7.500%, due 07/25/24 ......................    375,000        384,317
Prudential Home Mortgage Securities, 93-43,
  Class A9 6.750%, due 10/25/23 ......................     94,629         95,630
Prudential Mortgage Capital Funding, LLC,
  00-ROCK, Class A2 6.605%,
  due 05/10/34 .......................................    115,000        130,364
Residential Asset Securitization Trust,
  98-A6, Class IA2 6.750%, due 07/25/28 ..............    292,909        293,187
Residential Funding Mortgage,
  95-S16, Class A7 7.500%, due 11/25/25 ..............    390,347        392,284
Salomon Brothers Mortgage Securities,
  00-C1, Class A2 7.520%, due 12/18/09 ...............  1,250,000      1,474,483
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2 6.592%, due 12/18/33 ...............    395,000        446,589
Washington Mutual, 99-WM2, Class 2A
  7.000%, due 11/19/14 ...............................    489,302        503,748
                                                                     -----------
                                                                      46,838,153
                                                                     -----------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT          VALUE
                                                        ---------      ---------
U.S. GOVERNMENT OBLIGATIONS -- 27.64%
U.S. Treasury Bond TIP
  3.000%, due 07/15/12 ............................... $2,080,000    $ 2,228,647
  5.000%, due 08/15/11 ...............................  1,035,000      1,134,942
U.S. Treasury Note
  2.875%, due 06/30/04 ...............................  7,216,000      7,375,539
  3.250%, due 08/15/07 ...............................  2,315,000      2,372,333
  4.750%, due 11/15/08 ...............................  2,245,000      2,450,557
  6.250%, due 05/15/30 ...............................    855,000      1,023,161
  6.750%, due 05/15/05 ...............................  6,030,000      6,722,745
  8.000%, due 11/15/21 ...............................  2,140,000      2,981,788
                                                                     -----------
                                                                      26,289,712
                                                                     -----------
Total Bonds (Cost $88,553,873) .......................                91,567,945
                                                                     -----------

SHORT-TERM INVESTMENTS -- 2.04%
OTHER -- 2.04%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $1,939,585) ..................................  1,939,585    $ 1,939,585
                                                                     -----------

Total Investments
  (Cost $90,493,458) -- 98.31% (a) ...................                93,507,530

Cash and other assets,
  less liabilities -- 1.69% ..........................                 1,604,837
                                                                     -----------

Net Assets -- 100% ...................................               $95,112,367
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $90,493,458; and net unrealized appreciation consisted of:

             Gross unrealized appreciation ................. $3,650,630
             Gross unrealized depreciation .................   (636,558)
                                                             ----------
                   Net unrealized appreciation ............. $3,014,072
                                                             ==========

(b)       Non-income producing security.
(c) Step bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(d) Variable rate note -- The rate disclosed is that in effect at December 31, 2002.
(e)       Security is in default.
(f) Security is illiquid. This security amounted to $89,080 or 0.09% of net assets.
%         Represents a percentage of net assets.
E.E.T.C.: Enhanced Equipment Trust Certificate.
FRN: Floating rate note -- The rate disclosed is that in effect at December 31, 2002.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the value of these securities amounted to $1,531,186 or 1.61% of net assets.



--------------------------------------------------------------------------------
54
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

In a complete turnaround from losses earlier in the year, the high yield market (as measured by the Merrill Lynch High Yield Master Index) returned 3.30% for the six months ended December 31, 2002. UBS High Yield Fund's Class Y shares provided even better results, advancing 4.80% for the period. Since its inception on September 30, 1997, the Fund's Class Y shares have returned an average of 2.40% per year, compared to 1.67% for the Index. (Returns for all share classes over various time periods are shown on page 56. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

High yield investors were optimistic as 2002 began. Interest rates were low and the economy appeared to be picking up again. However, the situation reversed starting in May when Worldcom, a large investment grade issuer that eventually filed for bankruptcy, entered the high yield market after it was downgraded by the ratings agencies. Additionally, Adelphia Communications, then the largest issuer of high yield debt, revealed massive fraud and insider dealing by management, which caused it to eventually file for bankruptcy. At the same time, a few other large "fallen angels"--investment-grade companies that have been downgraded to below-investment-grade status, including Georgia Pacific, Tyco, Qwest Communications and Williams Companies--also entered the high yield market. Conditions further deteriorated in the third quarter as a result of a weak stock market, disappointing second quarter economic statistics, and the growing threat of war with Iraq. Under pressure, the high yield market declined 3.09% for the three-month period, as measured by the Merrill Lynch High Yield Master Index. This difficult environment would ordinarily have favored the highest quality sector, but the influx of newly downgraded securities was felt most in the BB-rated category, leading this sector to decline 3.27%. In contrast, the B-rated sector led the quarter with a decline of 1.86%, while the CCC-rated sector trailed with a decline of 7.22%.

The fourth quarter brought with it better news, and high yield bonds rallied to a return of 6.67%. The market's jump was attributable to better-than-expected third-quarter earnings reports, gains in the stock market, and the large inflow of assets from mutual funds. Low-quality bonds led the way as CCC-rated bonds gained 11.75%, compared to 6.81% for the B-rated sector and 5.07% for the BB-rated sector. Most industries posted positive returns during this quarter, but the downtrodden telecommunication bonds fared the best, gaining more than 20% over the fourth quarter.

During this time, the high yield new issues market came back to life following an essentially stagnant third quarter. Several large financings, including the USD $975 million Dex Media East deal, were completed. These new issues were absorbed by the marketplace, due in part to the large market inflows that were occurring through high yield mutual funds.

GLOBALLY INTEGRATED INVESTMENT PLATFORM HELPED US AVOID WORLDCOM

On a sector level, our overweights in the broadcasting, gaming and printing and publishing sectors added to the Fund's performance, while our exposure to wireless telecommunications and cable television detracted from performance. More specifically, we were able to avoid the fallout from Worldcom, due in large part to our globally integrated investment platform, which enables our investment specialists from around the world to share ideas and information. With the knowledge that Worldcom stood to become over 3% of the high yield universe if it was downgraded further, our telecom analysts in the equity, high grade and high yield asset class divisions worked together to examine Worldcom as an investment. Ultimately, the additional insights that this joint effort provided led us to completely avoid the company.

LOOKING AHEAD

We believe we are in a period where we may see moderate economic improvement and stable rates-both of which should support the high yield market. Investors appear to be more confident in the potential for an economic recovery, and are beginning to demonstrate a willingness to take on additional risk in exchange for return potential. Our market-specific research indicates that the U.S. high yield market is offering attractive opportunities for long-term investors, and we believe the Fund is well positioned to succeed in this type of environment.

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL RETURN


                                              6 months      1 year       3 years   5 years      Inception*
                                                ended        ended        ended     ended           to
                                              12/31/02     12/31/02    12/31/02    12/31/02      12/31/02
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS A                     4.37%       -1.19%      -0.99%        N/A          0.36%
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS B                     4.13        -1.96         N/A         N/A          1.14
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS C                     4.27        -1.71         N/A         N/A          1.40
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS Y                     4.80        -0.78       -0.68        2.04%         2.40
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS A+                   -0.33        -5.59       -2.49         N/A         -0.79
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS B+                   -0.84        -6.43         N/A         N/A         -2.00
-----------------------------------------------------------------------------------------------------------
UBS  HIGH YIELD FUND CLASS C+                    2.55        -3.33         N/A         N/A          0.52
-----------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index            3.30        -1.14        0.34        1.24          1.67
-----------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C IS 11/07/01. INCEPTION DATE OF CLASS Y AND MERRILL LYNCH HIGH YIELD MASTER INDEX IS 9/30/97.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.


--------------------------------------------------------------------------------
TOP TEN FIXED INCOME HOLDINGS
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)



                                                                   Percentage of
                                                                    Net Assets
--------------------------------------------------------------------------------
NUC02
  12.000%, due 10/31/04                                                     2.7%

Nextel Communications, Inc.
  0.000%, due 02/15/08                                                      1.7

Echostar DBS Corp.
  9.375%, due 02/01/09                                                      1.6

Allied Waste North America
  10.000%, due 08/01/09                                                     1.2

Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                                      1.2

MGM Mirage, Inc.
  9.750%, due 06/01/07                                                      1.1

LIN Holdings Corp.
  0.000%, due 03/01/08                                                      1.1

Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                                     1.1

Phillips-Van Heusen Corp.
  9.500%, due 05/01/08                                                      1.0

Chesapeake Energy Corp.
  8.125%, due 04/01/11                                                      1.0
--------------------------------------------------------------------------------
Total                                                                      13.7%


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

U.S. CORPORATE BONDS
Aerospace & Defense ..........................................             2.41%
Aerospace & Military .........................................             0.13
Appliances & Household Durables ..............................             0.54
Autos/Durables ...............................................             2.22
Beverages & Tobacco ..........................................             1.51
Building Materials ...........................................             1.90
Business & Public Service ....................................             0.63
Cable TV/Pay Services ........................................             2.79
Chemicals ....................................................             5.87
Construction .................................................             1.57
Consumer .....................................................             0.69
Consumer Durables ............................................             0.61
Electric Components ..........................................             1.37
Energy .......................................................             5.30
Environmental ................................................             1.48
Financial Services ...........................................             2.05
Food & House Products ........................................             4.67
Gaming .......................................................             7.89
Health: Drugs ................................................             0.76
Health: Non-Drugs ............................................             2.65
Healthcare ...................................................             0.80
Housing/Paper ................................................             1.93
Industrial Components ........................................             1.06
Leisure & Tourism ............................................             4.47
Machinery & Engineering ......................................             0.73
Metals Steel .................................................             0.80
Non-Durables .................................................             0.31
Publishing ...................................................             6.85
Radio Broadcasting ...........................................             2.21
Real Estate ..................................................             0.57
Recreation ...................................................             0.92
Retail/Apparel ...............................................             6.22
Services/Miscellaneous .......................................             5.16
Telecommunications ...........................................             5.62
Telecommunications-Wireless ..................................             2.28
Telecommunications-Services ..................................             0.48
Television Broadcasting ......................................             5.37
Transportation ...............................................             0.48
Utilities ....................................................             0.34
                                                                         ------
         Total U.S. Corporate Bonds ..........................            93.64%


U.S. EQUITIES
Computer Systems .............................................             0.47%
Electronics ..................................................             0.53
Gaming .......................................................             0.47
Publishing ...................................................             0.17
Retail/Apparel ...............................................             0.01
Services/Miscellaneous .......................................             0.66
                                                                         ------
         Total U.S. Equities .................................             2.31
International Dollar Bonds ...................................             0.87
Warrants .....................................................             0.10
SHORT-TERM INVESTMENTS .......................................             1.00
                                                                         ------
         TOTAL INVESTMENTS ...................................            97.92
CASH AND OTHER ASSETS,
   LESS LIABILITIES ..........................................             2.08
                                                                         ------
NET ASSETS ...................................................           100.00%
                                                                         ======


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT           VALUE
                                                      ----------      ----------
U.S. BONDS -- 94.51%
U.S. CORPORATE BONDS -- 93.64%

Acetex Corp.
 10.875%, due 08/01/09 .........................      $  925,000      $  980,500
Adelphia Communications Corp. (e)
  8.375%, due 02/01/08 Series B ................       1,650,000         610,500
 10.875%, due 10/01/10 .........................         350,000         133,000
Advance Stores Co.
 10.250%, due 04/15/08 .........................         500,000         530,000
Advanced Medical Optics, Inc.
  9.250%, due 07/15/10 .........................         325,000         334,750
AES Corp.
  9.375%, due 09/15/10 .........................         350,000         210,000
Ainsworth Lumber Co., Ltd.
 12.500%, due 07/15/07 .........................       1,750,000       1,820,000
AirGate PCS, Inc. (c)
  0.000%, due 10/01/09 .........................         475,000          52,250
AK Steel Holding Corp., 144A
  7.750%, due 06/15/12 .........................       1,300,000       1,309,750
Alamosa Delaware, Inc.
 12.500%, due 02/01/11 .........................         600,000         180,000
Allbritton Communications Co.
  7.750%, due 12/15/12, 144A ...................       1,000,000       1,001,250
  8.875%, due 02/01/08, Series B, 144A .........         550,000         568,563
  9.750%, due 11/30/07 .........................         975,000       1,009,125
Alliance Gaming Corp.
 10.000%, due 08/01/07 .........................       1,000,000       1,045,000
Allied Waste North America
  7.875%, due 01/01/09 .........................         475,000         467,875
  8.500%, due 12/01/08 .........................         250,000         251,250
 10.000%, due 08/01/09 .........................       2,000,000       1,985,000
American Eco Corp., Series B (e)(f)
  9.625%, due 05/15/08 .........................       5,500,000             550
American Restaurant Group, Inc.,
 Series D 11.500%, due 11/01/06 ................         198,000         158,400
AmerisourceBergen Corp., 144A
  7.250%, due 11/15/12 .........................         475,000         486,875
Ameristar Casino, Inc.
 10.750%, due 02/15/09 .........................       1,000,000       1,095,000
Amkor Technologies, Inc.
  9.250%, due 02/15/08 .........................       1,250,000       1,056,250
Argo-Tech Corp.
  8.625%, due 10/01/07 .........................       1,500,000       1,035,000
Argosy Gaming Co.
 10.750%, due 06/01/09 .........................       1,000,000       1,100,000
Atrium Cos., Inc.
 10.500%, due 05/01/09 .........................       1,100,000       1,067,000
Aztar Corp.
  8.875%, due 05/15/07 .........................       1,305,000       1,331,100
B&G Foods, Inc.
  9.625%, due 08/01/07 .........................       1,100,000       1,131,625
Bally Total Fitness Corp., Series D
  9.875%, due 10/15/07 .........................         750,000         652,500
BE Aerospace, Inc.
  8.000%, due 03/01/08 .........................         300,000         220,500
  8.875%, due 05/01/11 .........................       1,250,000         918,750
Bear Island Paper Co., LLC
 10.000%, due 12/01/07 .........................         525,000         446,906
Belden & Blake Corp.
  9.875%, due 06/15/07 .........................       1,175,000         998,750
Berry Plastics Corp.
 10.750%, due 07/15/12 .........................         750,000         798,750
Block Communications, Inc.
  9.250%, due 04/15/09 .........................       1,200,000       1,239,000
Brickman Group Ltd, 144A
  1.750%, due 12/15/09 .........................         300,000         313,500
Buckeye Technologies, Inc.
  8.000%, due 10/15/10 .........................         860,000         694,450
  8.500%, due 12/15/05 .........................         800,000         724,000
Buffets, Inc., 144A
 11.250%, due 07/15/10 .........................         950,000         897,750
Bway Corp., 144A
 10.000%, due 10/15/10 .........................         500,000         518,750
Cadmus Communications Corp.
  9.750%, due 06/01/09 .........................         995,000         997,487
Calpine Canada Energy Finance Corp.
  8.500%, due 05/01/08 .........................       1,150,000         500,250
Calpine Corp.
  8.500%, due 02/15/11 .........................         800,000         348,000
Chancellor Broadcasting Co.
  8.000%, due 11/01/08 .........................       1,500,000       1,636,875
  8.750%, due 06/15/07 .........................         500,000         521,875
Charter Communications Holdings
  8.250%, due 04/01/07 .........................       2,500,000       1,112,500
 10.000%, due 05/15/11 .........................         125,000          55,625
Chesapeake Energy Corp.
  8.125%, due 04/01/11 .........................       1,625,000       1,673,750
Chippac International Co., Ltd.
 12.750%, due 08/01/09 .........................         625,000         656,250
Coast Hotels and Casinos, Inc.
  9.500%, due 04/01/09 .........................       1,000,000       1,070,000
Coaxial Communications of Central
 Ohio, Inc. 10.000%, due 08/15/06 ..............         825,000         721,875
Collins & Aikman Corp.
 10.750%, due 12/31/11 .........................       1,100,000       1,047,750
 11.500%, due 04/15/06 .........................         250,000         210,000
Constellation Brands, Inc.
  8.000%, due 02/15/08 .........................         275,000         288,750
  8.125%, due 01/15/12 .........................         450,000         465,750
Cott Beverages USA, Inc.
  8.000%, due 12/15/11 .........................       1,000,000       1,060,000
Cross Timbers Oil Co.
  8.750%, due 11/01/09 .........................         500,000         520,000
Crown Castle International Corp.
  9.000%, due 05/15/11 .........................         150,000         120,000
  9.375%, due 08/01/11 .........................         250,000         207,500
 10.750%, due 08/01/11 .........................         850,000         743,750
CSC Holdings, Inc.
  7.625%, due 04/01/11 .........................         135,000         126,731
  7.875%, due 12/15/07 .........................         750,000         720,938
  8.125%, due 08/15/09 .........................       1,050,000       1,009,312
Cummins, Inc., 144A
  9.500%, due 12/01/10 .........................         650,000         692,250
D.R. Horton, Inc.
  7.500%, due 12/01/07 .........................         800,000         784,000
Dayton Superior Corp. (f)
 13.000%, due 06/15/09 .........................         675,000         580,500


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT           VALUE
                                                      ----------      ----------
Dean Foods
  6.750%, due 06/15/05 .........................     $   250,000     $   250,625
Delhaize America, Inc.
  8.125%, due 04/15/11 .........................       1,350,000       1,306,124
Desa International, Inc. (e)
  9.875%, due 12/15/07 .........................       3,000,000          75,000
Dex Media East LLC, 144A
  9.875%, due 11/15/09 .........................         500,000         535,000
 12.125%, due 11/15/12 .........................         425,000         470,688
Dobson Communications Corp.
 10.875%, due 07/01/10 .........................         900,000         760,500
Dobson Sygnet Communications, Inc.
 12.250%, due 12/15/08 .........................         250,000         191,250
Dura Operating Corp.
  9.000%, due 05/01/09 .........................       1,350,000       1,228,500
Echostar DBS Corp.
  9.375%, due 02/01/09 .........................       2,550,000       2,696,625
Equistar Chemicals LP
  8.500%, due 02/15/04 .........................         900,000         891,000
Extendicare Health Services, Inc.
  9.350%, due 12/15/07 .........................       1,000,000         830,000
  9.500%, due 07/01/10, 144A ...................         365,000         354,050
Fedders North America
  9.375%, due 08/15/07 .........................         120,000          91,200
Felcor Lodging LP
  8.500%, due 06/01/11 .........................         175,000         172,375
Fisher Scientific International, Inc.
  8.125%, due 05/01/12 .........................         550,000         569,250
Fleming Cos., Inc.
  9.875%, due 05/01/12 .........................         500,000         290,000
Fort James Corp.
  6.875%, due 09/15/07 .........................         350,000         332,500
Four M Corp., Series B
 12.000%, due 06/01/06 Series B ................         850,000         879,750
Frontier Oil Corp.
 11.750%, due 11/15/09 .........................         400,000         412,000
FrontierVision Holdings L.P.
 11.875%, due 09/15/07 .........................         275,000         154,000
GEO Specialty Chemicals
 10.125%, due 08/01/08 .........................         800,000         456,000
Georgia-Pacific Corp.
  9.500%, due 12/01/11 .........................         750,000         735,000
Granite Broadcasting Corp.
  8.875%, due 05/15/08 .........................         500,000         410,000
 10.375%, due 05/15/05 .........................         300,000         259,500
Gray Television, Inc.
  9.250%, due 12/15/11 .........................       1,255,000       1,350,694
Grey Wolf, Inc.
  8.875%, due 07/01/07 .........................       1,500,000       1,522,500
Hanger Orthopedic Group, Inc.
 11.250%, due 06/15/09 .........................         775,000         798,250
Hilton Hotels Corp.
  8.250%, due 02/15/11 .........................         150,000         156,909
HMH Properties, Inc.
  8.450%, due 12/01/08 .........................       1,495,000       1,476,312
Hollinger International Publishing Corp.
  9.000%, due 12/15/10, 144A ...................         750,000         756,562
  9.250%, due 02/01/06 .........................         325,000         335,156
  9.250%, due 03/15/07 .........................         850,000         889,312
Hollywood Casino Corp.
 11.250%, due 05/01/07 .........................       1,000,000       1,080,000
Hornbeck-Leevac Marine Services
 10.625%, due 08/01/08 .........................         350,000         369,250
Host Marriott LP
  8.375%, due 02/15/06 .........................         900,000         891,000
Huntsman ICI Chemicals, LLC
 10.125%, due 07/01/09 .........................         700,000         581,000
Hyperion Telecommunications (e)
 12.000%, due 11/01/07 .........................       2,000,000           5,000
Insight Communications Co., Inc. (c)
  0.000%, due 02/15/11 .........................       1,300,000         716,625
Insight Midwest, LP
 10.500%, due 11/01/10 .........................         695,000         675,888
InterAct Operating Co., Inc. (d)(e)(f)
 14.000%, due 08/01/03 .........................      14,135,746               0
Interep National Radio Sales, Series B
 10.000%, due 07/01/08 .........................         345,000         269,100
Interface, Inc.
 10.375%, due 02/01/10 .........................         425,000         412,250
International Game Technology
  7.875%, due 05/15/04 .........................         215,000         223,600
IPC Acquisition Corp.
 11.500%, due 12/15/09 .........................         750,000         645,000
Iron Mountain, Inc.
  8.750%, due 09/30/09 .........................       1,500,000       1,546,875
John Q. Hammons Hotels, Inc.
  8.875%, due 05/15/12 .........................       1,250,000       1,256,250
Kansas City Southern
  7.500%, due 06/15/09 .........................         400,000         422,000
L-3 Communications Corp.
  7.625%, due 06/15/12 .........................         525,000         540,750
Lamar Media Co.
  8.625%, due 09/15/07 .........................       1,000,000       1,045,000
Levi Strauss & Co.
  6.800%, due 11/01/03 .........................       1,000,000         985,000
 11.625%, due 01/15/08 .........................         550,000         537,625
 12.250%, due 12/15/12, 144A ...................       1,500,000       1,470,000
LIN Holdings Corp. (c)
  0.000%, due 03/01/08 .........................       1,800,000       1,838,250
Luigino's, Inc.
 10.000%, due 02/01/06 .........................       1,550,000       1,582,937
Lyondell Chemical Co., Series B
  9.875%, due 05/01/07 .........................         500,000         480,000
Mail Well Corp.
  8.750%, due 12/15/08, Series B ...............         450,000         292,500
  9.625%, due 03/15/12 .........................       1,000,000         890,000
Majestic Investment Holdings LLC
 11.653%, due 11/30/07 .........................       1,000,000         925,000
Majestic Star Casino LLC, Series B
 10.875%, due 07/01/06 .........................         150,000         153,000
Massey Energy Co.
  6.950%, due 03/01/07 .........................         625,000         513,678
Mediacom LLC
  7.875%, due 02/15/11 .........................          50,000          41,750
  9.500%, due 01/15/13 .........................       1,815,000       1,633,500
Meristar Hospitality Corp.
  9.000%, due 01/15/08 .........................         625,000         550,000
  9.125%, due 01/15/11 .........................         450,000         391,500


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT           VALUE
                                                      ----------      ----------
MGM Mirage, Inc.
  8.500%, due 09/15/10 ...........................     $  150,000     $  165,750
  9.750%, due 06/01/07 ...........................      1,700,000      1,878,500
Millenium America, Inc.
  7.000%, due 11/15/06 ...........................        500,000        483,125
  9.250%, due 06/15/08, 144A .....................        900,000        938,250
Mothers Work, Inc.
 11.250%, due 08/01/10 ...........................        700,000        745,500
National Wine & Spirits, Inc.
 10.125%, due 01/15/09 ...........................        975,000        979,875
Nexstar Finance, Inc., LLC
 12.000%, due 04/01/08 ...........................        760,000        824,600
Nextel Communications, Inc.
  0.000%, due 02/15/08 (c) .......................      3,000,000      2,745,000
  9.375%, due 11/15/09 ...........................        200,000        181,000
  9.500%, due 02/01/11 ...........................         25,000         22,500
Nextel Partners, Inc
 11.000%, due 03/15/10 ...........................        150,000        127,500
 12.500%, due 11/15/09 ...........................        500,000        450,000
Nextmedia Operating, Inc.
 10.750%, due 07/01/11 ...........................        250,000        262,813
Nortek, Inc., Series B
  9.125%, due 09/01/07, Series B .................        250,000        256,250
  9.250%, due 03/15/07 ...........................        625,000        642,188
  9.875%, due 06/15/11, Series B .................        200,000        200,250
NUC02 (f)(g)
 12.000%, due 10/31/04 ...........................      5,000,000      4,500,000
Orion Refining (f)(g)
 10.000%, due 11/15/04 ...........................      3,879,123             38
Owens-Brockway Glass Corp.
  8.875%, due 02/15/09 ...........................        850,000        875,500
Owens-Illinois, Inc.
  7.150%, due 05/15/05 ...........................        287,000        275,879
Pacifica Papers, Inc.
  0.000%, due 03/15/09 ...........................        955,000      1,009,912
Pantry, Inc.
 10.250%, due 10/15/07 ...........................        650,000        583,375
Parker Drilling Corp.
  5.500%, due 08/01/04 ...........................        225,000        207,844
 10.125%, due 11/15/09 ...........................      1,000,000      1,030,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12 ...........................      1,000,000        920,000
Paxson Communications Corp., (c)
  0.000%, due 01/15/09 ...........................      1,250,000        793,750
Pegasus Satellite Communications, Inc. (c)
  0.000%, due 03/01/07 ...........................        375,000        112,500
Penn National Gaming, Inc.
  8.875%, due 03/15/10, Series B .................        975,000        999,375
 11.125%, due 03/01/08 ...........................        220,000        240,900
Per-Se Technologies, Inc.
  9.500%, due 02/15/05 ...........................      1,000,000        965,000
Perry Ellis International, Inc.
  9.500%, due 03/15/09 ...........................      1,000,000      1,018,750
Petco Animal Supplies, Inc.
 10.750%, due 11/01/11 ...........................      1,190,000      1,310,487
Phillips-Van Heusen Corp.
  9.500%, due 05/01/08 ...........................      1,725,000      1,729,312
Plains Exploration & Production Co., 144A
  8.750%, due 07/01/12 ...........................        950,000        988,000
Premier Graphics, Inc.
 11.500%, due 12/01/05 ...........................      4,250,000        132,813
Prime Hospitality Corp.
  8.375%, due 05/01/12 ...........................      1,150,000      1,115,500
PRIMEDIA, Inc.
  8.875%, due 05/15/11 ...........................      1,000,000        905,000
Qwest Communications, 144A
 13.500%, due 12/15/10 ...........................      1,143,000      1,188,720
Qwest Corp., 144A
  8.875%, due 03/15/12 ...........................        550,000        533,500
R.H. Donnelley Finance Corp. I, 144A
 10.875%, due 12/15/12 ...........................        750,000        817,500
R.H. Donnelly, Inc.
  9.125%, due 06/01/08 ...........................      1,100,000      1,100,000
Radio One, Inc.
  8.875%, due 07/01/11 ...........................        435,000        465,450
Rexnord Corp., 144A
 10.125%, due 12/15/12 ...........................        650,000        666,250
Riverwood International Corp.
 10.875%, due 04/01/08 ...........................        525,000        527,625
Roundy's, Inc., 144A
  8.880%, due 06/15/12 ...........................        400,000        392,000
Salem Communications Corp.
  9.500%, due 10/01/07 ...........................      1,000,000      1,046,250
Sanmina Corp., 144A
 10.380%, due 01/15/10 ...........................        550,000        555,500
Samsonite Corp.
 10.750%, due 06/15/08 ...........................      1,000,000        810,000
Sbarro, Inc.
 11.000%, due 09/15/09 ...........................      1,280,000      1,190,400
Sequa Corp.
  9.000%, due 08/01/09 ...........................      1,575,000      1,512,000
Silgan Corp.
  9.000%, due 06/01/09 ...........................        750,000        781,875
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12 ...........................        725,000        755,812
  8.750%, due 12/15/11 ...........................        750,000        807,187
Six Flags, Inc.
  0.000%, due 04/01/08,(c) .......................        175,000        169,313
  8.875%, due 02/01/10 ...........................        750,000        705,000
  9.500%, due 02/01/09 ...........................        100,000         96,500
  9.750%, due 06/15/07 ...........................        325,000        315,250
Speedway Motorsports, Inc.
  8.500%, due 08/15/07 ...........................        450,000        468,000
SPX Corp.
  7.500%, due 01/01/13 ...........................        500,000        506,875
Starwood Hotels & Resorts Worldwide,
  Inc., 144A
  7.875%, due 05/01/12 ...........................      1,500,000      1,485,000
Stone Container Corp.
  8.375%, due 07/01/12 ...........................        500,000        512,500
Superior National Capital Trust I (d)(e)(f)
 10.750%, due 12/01/17 ...........................      9,000,000              0
Sybron Dental Specialties, Inc.
  8.125%, due 06/15/12 ...........................        750,000        757,500
Team Health, Inc.
 12.000%, due 03/15/09 ...........................        760,000        786,600
Tembec Industries, Inc.
  7.750%, due 03/15/12 ...........................        750,000        727,500
  8.500%, due 02/01/11 ...........................        250,000        251,875


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT           VALUE
                                                      ----------      ----------
Tenet Healthcare Corp.
  6.375%, due 12/01/11 ...........................   $    700,000   $    630,000
Terra Capital, Inc.
 12.875%, due 10/15/08 ...........................        400,000        430,000
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08 ...........................      2,050,000      1,927,000
TransWestern Publishing Co.
  9.625%, due 11/15/07 ...........................      1,000,000      1,045,000
Triad Hospitals, Inc.
  8.750%, due 05/01/09 ...........................        450,000        482,063
Trico Marine Services, Inc.
  8.875%, due 05/15/12 ...........................        725,000        670,625
Triton PCS, Inc.
  0.000%, due 05/01/08 (c) .......................        125,000        104,063
  9.375%, due 02/01/11 ...........................      1,250,000      1,037,500
Von Hoffmann Press, Inc.
 10.250%, due 03/15/09 ...........................        725,000        677,875
 10.375%, due 05/15/07 (d) .......................        500,000        385,000
Weirton Steel Corp.(d)(f)(g)
 10.000%, due 04/01/08 ...........................        110,000         11,000
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09 ...........................        750,000        772,500
William Carter Co.
 10.875%, due 08/15/11 ...........................        775,000        844,750
Winsloew Furniture, Inc., B (f)
 12.750%, due 08/15/07 ...........................        250,000        202,500
Wiser Oil Co.
  9.500%, due 05/15/07 ...........................        375,000        281,250
WRC Media, Inc.
 12.750%, due 11/15/09 ...........................      1,000,000        980,000
Wynn Las Vegas LLC
 12.000%, due 11/01/10 ...........................      1,000,000      1,010,000
Young Broadcasting, Inc.
  8.500%, due 12/15/08 ...........................      1,375,000      1,419,687
  10.000%, due 03/01/11 ..........................        136,000        135,660
                                                                    ------------
Total U.S. Corporate Bonds .......................                   155,442,388
                                                                    ------------
INTERNATIONAL DOLLAR BONDS -- 0.87%
Methanex Corp.
  7.750%, due 08/15/05 ...........................      1,450,000      1,450,000
                                                                    ------------
Total Bonds (Cost $200,434,233) ..................                   156,892,388
                                                                    ------------

                                                         SHARES
                                                         ------
EQUITIES -- 2.41%
COMMON STOCKS -- 1.55%
AIRLINES -- 0.00%
Sabreliner Corp. (b)(g) ..........................          8,400              0
                                                                    ------------
COMPUTER SYSTEMS -- 0.47%
Seagate Technology, Inc., 144A ...................        750,000        776,250
                                                                    ------------
ELECTRONICS -- 0.00%
Communications & Power Industries
  Holding Corp. (b)(f) ...........................          1,400             14
                                                                    ------------
GAMING -- 0.47%
Venetian Casino, 144A ............................        750,000        783,750
                                                                    ------------
RETAIL/APPAREL -- 0.01%
Samuels Jewelers, Inc. (b)(f) ....................        605,400         21,794
                                                                    ------------
FOOD/PRODUCTS -- 0.00%
Aurora Foods, Inc. (b) ...........................            174            136
                                                                    ------------

                                                           SHARES          VALUE
                                                           ------          -----
SERVICES/MISCELLANEOUS -- 0.60%
Metal Management, Inc. (b)(f) ....................        233,198        921,132
Packaged Ice, Inc. (b) ...........................         74,223         77,934
Song Networks Holding AB, ADR (b) ................         61,644          2,139
Waste Systems International, Inc.(b)(g) ..........        664,249             67
                                                                    ------------
                                                                       1,001,272
                                                                    ------------
TELECOMMUNICATIONS SERVICES -- 0.00%
PNV, Inc. (b) ....................................         79,417            159
RCN Corp. (b) ....................................            466            247
                                                                    ------------
                                                                             406
                                                                    ------------
                                                                       2,583,622
                                                                    ------------
CONVERTIBLE PREFERRED -- 0.76%
ELECTRONICS -- 0.53%
Communications & Power Industries
  Holding Corp.(f)
  Series B, PIK 14.000% ..........................         39,639        872,058
                                                                    ------------
METALS -- STEEL 0.00%
Weirton Steel Corp. 0.000% .......................          1,800          1,800
                                                                    ------------
PUBLISHING -- 0.17%
Cablevision Systems Corp., Series M, PIK
  11.125% (b) ....................................          3,000        279,000
                                                                    ------------
SERVICES/MISCELLANEOUS -- 0.06%
American Restaurant Group, Inc.,(f)(g)
  Series B, PIK 12.000% ..........................             73              0
EarthWatch, Inc., Series C, PIK,
  8.500% 144A ....................................        393,079         98,270
ICG Holdings, Inc., PIK 14.000% (b)(f)(g) ........          2,218              0
Waste Systems International, Inc.,
  Series E, PIK 8.000% ...........................          5,428              0
                                                                    ------------
                                                                          98,270
                                                                    ------------

TELECOMMUNICATIONS SERVICES -- 0.00%
InterAct Electronic Marketing, Inc.(f)(g)
  14.000%, 144A ..................................         19,500              0
                                                                    ------------
                                                                       1,251,128
                                                                    ------------

                                                         NUMBER OF
                                                         WARRANTS
                                                         ----------
WARRANTS (B) (F) -- 0.10%
Arcadia Financial Ltd.(g)
  expires 03/15/07 ...............................          6,000              0
PathNet, Inc. (g)
  expires 04/15/08 ...............................          6,275              0
Dayton Superior Corp., 144A
  expires 06/15/09 ...............................            225            135
Electronic Retailing Systems International, Inc.
  expires 02/01/04 (g) ...........................         13,700              0
InterAct Electronic Marketing, Inc.(g)
  expires 12/15/09 ...............................         19,500              0
InterAct Systems, Inc., 144A(g)
  expires 08/01/03 ...............................         19,500              0
Knology, Inc., 144A(g)
  expires 10/15/07 ...............................         16,995              0
Leap Wireless International, Inc., 144A(g)
  expires 04/15/10 ...............................            200              0
Nextel International, Inc.(g)
  expires 04/15/07 ...............................         15,750              0


================================================================================

--------------------------------------------------------------------------------
UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      NUMBER OF
                                                       WARRANTS          VALUE
                                                      ----------      ----------

NUC02 (g)
  expires 10/31/04 .........................           109,290      $    147,541
Pliant Corp., 144A
  expires 06/01/10 .........................               160               160
Samuels Jewelers, Inc.(g)
  expires 09/29/03 .........................            13,146                13
UIH Australia Pacific, Inc.(g)
  expires 05/15/06 .........................            10,000                 0
Wam!Net, Inc.(g)
  expires 03/01/05 .........................            26,250                 0
Winsloew Furniture, Inc., 144A
  expires 08/15/07 .........................               250             2,500
                                                                    ------------
                                                                         150,349
                                                                    ------------
Total Equities (Cost $32,754,823) ..........                           3,985,099
                                                                    ------------

                                                        SHARES           VALUE
                                                      ----------      ----------
SHORT-TERM INVESTMENTS -- 1.00%
OTHER -- 1.00%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $1,668,212) ........................         1,668,212         1,668,212
                                                                    ------------
Total Investments
  (Cost $234,857,268) -- 97.92% (a) ........                         162,545,699
Cash and other assets, less
  liabilities -- 2.08% .....................                           3,458,153
                                                                    ------------
Net Assets -- 100% .........................                        $166,003,852
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $234,857,268; and net unrealized depreciation consisted of:

            Gross unrealized appreciation ...............          $  3,693,784
            Gross unrealized depreciation ...............           (76,005,353)
                                                                   ------------
                     Net unrealized depreciation ........          $(72,311,569)
                                                                   ============

(b)    Non-income producing security.
(c) Step bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
(d)    Variable rate note. The rate disclosed is that in effect at December 31,
       2002.
(e)    Security is in default.
(f) Security is illiquid. These securities amounted to $7,259,385 or 4.37% of net assets.
(g) Securities are fair valued by the valuation committee under the direction of the Board of Trustees. At December 31, 2002, the value of these securities amounted to $4,658,659 or 2.81% of net assets.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2002, the value of these securities amounted to $18,600,773 or 11.21% of net assets.
ADR:   American Depositary Receipt.
PIK:   Payment In Kind.


================================================================================
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of the UBS International Equity Fund declined 14.65%. Over the same period, the Fund's benchmark, the MSCI World Ex USA (Free) Index, declined 14.38%. Since the Fund's inception on August 31, 1993 through December 31, 2002, its Class Y shares generated an average annual return of 1.84%. This compares favorably to the 1.30% return of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 64. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

Overall, international investors faced a challenging environment during the six-month reporting period. Geopolitical unrest, reduced corporate spending, and an uncertain worldwide economy weighed heavily on virtually every region.

Europe's economic slowdown and market declines had been less severe than those felt in the U.S., leading many to hope Europe's recovery would occur more quickly. However, the economy stalled early in 2002, and the equity markets fell in turn. The European Monetary Union intervened by lowering interest rates in December, but the move was too little, and came too late. The net result was a decline of 14.39% for the MSCI Europe Index over the six-month period. The news was no better in Japan, where signs of improving conditions were smothered by political infighting. All efforts at reform were stymied, and the Prime Minister's influence waned. At period end, Japan moved closer to a recession, and the Japanese equity market, as measured by the TOPIX, declined 16.41% over the six months ended December 31, 2002.

SECTOR WEIGHTINGS WERE PRIMARY CONTRIBUTORS TO PERFORMANCE

As its returns indicate, the Fund was unable to avoid the market's overall weakness during the reporting period. Against this backdrop, the Fund's geographic weightings contributed to the Fund's return, but its sector weightings had the biggest impact on performance. As a result of insight provided by our team of analysts via our integrated global investment platform, we sought to strike a balance between sectors sensitive to an economic recovery and those immune to an economic decline. This strategy led us to overweight consumer discretionary and healthcare. In consumer discretionary, we underweighted the struggling retail industry and concentrated on consumer durables and media. In healthcare, we particularly liked pharmaceuticals, which offered attractive valuations and the prospect for long-term sustainable growth.

The Fund also benefited from its underweight position in financials, technology, and telecommunications. Within financials, we underweighted European insurance and focused on niche areas such as Japanese diversified financials and European real estate. Technology and telecommunications companies faced an uphill battle in almost all regions. Our select investments in this sector held strong market positions and acceptable debt loads.

LOOKING AHEAD

We believe that conditions are right for international equities to deliver positive returns in 2003. The falling U.S. dollar boosted returns in foreign markets. Over the six months ended December 31, 2002, the U.S. dollar declined against the pound, euro and yen. In addition, despite all the negative news over the review period, there were some positive signs: industrial production increased, consumer spending remained relatively stable, the decline in technology spending appeared to bottom out, and there were small advances in corporate spending. These statistics, though not painting a picture of rapid recovery, do suggest that a below-trend recovery is underway.

That said, the market is running on emotion at this point. The potential for future terrorist attacks, war in the Middle East or increasing hostilities in Korea could all change the situation dramatically. Our strategy in this environment entails closely monitoring these events, pursuing attractive opportunities in a variety of sectors and markets, and maintaining a diversified portfolio.

================================================================================

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN

                                              6 months       1 year     3 years     5 years     Inception*
                                                ended         ended      ended       ended          to
                                              12/31/02      12/31/02   12/31/02    12/31/02      12/31/02
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS A         -14.69%      -14.27%     -13.61%      -2.67%        -3.80%
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS B         -15.02          N/A         N/A         N/A        -11.73
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS C         -15.23          N/A         N/A         N/A        -11.95
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS Y         -14.65       -14.12      -13.46       -2.45          1.84
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS A+        -19.38       -19.00      -15.22       -3.77         -4.78
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS B+        -19.08          N/A         N/A         N/A        -15.94
------------------------------------------------------------------------------------------------------------
UBS  INTERNATIONAL EQUITY FUND CLASS C+        -16.86          N/A         N/A         N/A        -13.68
------------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                 -14.38       -15.78      -16.94       -2.77          1.30
------------------------------------------------------------------------------------------------------------

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y AND THE MSCI WORLD EX USA (FREE) INDEX IS 8/31/93.

+    RETURNS INCLUDE SALES CHARGES.

     PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.


--------------------------------------------------------------------------------
TOP TEN INTERNATIONAL EQUITY HOLDINGS
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                                   Percentage of
                                                                     Net Assets
--------------------------------------------------------------------------------

Total Fina S.A., Class B                                                 3.1%
BP PLC                                                                   2.9
Shell Transport & Trading Co. PLC                                        2.4
ENI Spa                                                                  2.3
Vodafone Airtouch PLC                                                    2.2
Nestle S.A                                                               2.1
GlaxoSmithKline PLC                                                      2.0
Gallaher Group PLC                                                       2.0
Nokia Oyj                                                                1.9
Reed Elsevier NV                                                         1.9
-------------------------------------------------------------------------------
Total                                                                   22.8%

================================================================================
64

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES
Aerospace & Military ........................................             0.52%
Appliances & Household Durables .............................             0.89
Autos/Durables ..............................................             1.99
Banks .......................................................            14.29
Beverages & Tobacco .........................................             4.13
Broadcasting & Publishing ...................................             4.78
Business & Public Service ...................................             0.33
Chemicals ...................................................             4.09
Computer Software ...........................................             0.42
Construction ................................................             1.05
Data Processing .............................................             0.94
Electric Components .........................................             3.29
Electronics .................................................             0.34
Energy ......................................................             5.46
Financial Services ..........................................             3.72
Food & House Products .......................................             5.50
Forest Products .............................................             1.40
Health: Drugs ...............................................            10.14
Health: Non-Drugs ...........................................             1.33
Housing/Paper ...............................................             1.13
Industrial Components .......................................             0.45
Insurance ...................................................             2.81
Machinery & Engineering .....................................             1.48
Metals Non-Ferrous ..........................................             0.72
Multi-Industry ..............................................             1.21
Real Estate .................................................             0.70
Recreation ..................................................             2.50
Retail/Apparel ..............................................             2.13
Services/Miscellaneous ......................................             2.04
Telecommunications ..........................................             8.09
Transportation ..............................................             4.52
Utilities ...................................................             3.78
Wholesale & International Trade .............................             0.48
                                                                        ------
         Total International Equities .......................            96.65
INVESTMENTS COMPANIES .......................................             1.31
SHORT-TERM INVESTMENTS ......................................             0.98
INVESTMENTS OF CASH COLLATERAL ..............................             7.19
                                                                        ------
   TOTAL INVESTMENTS ........................................           106.13
LIABILITIES, LESS CASH
   AND OTHER ASSETS .........................................            (6.13)
                                                                        ------
NET ASSETS ..................................................           100.00%
                                                                        ======

================================================================================

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

                                                          SHARES         VALUE
                                                         -------     -----------
INTERNATIONAL EQUITIES -- 96.65%

AUSTRALIA -- 2.79%
Lion Nathan Ltd. ...............................          93,589     $   298,809
Mayne Nickless Ltd. ............................         115,596         212,201
National Australia Bank Ltd., Preferred ........           5,700         185,535
News Corp., Ltd., Preferred ....................          58,874         316,602
QBE Insurance Group Ltd.(b) ....................          98,308         451,162
Rio Tinto Ltd. .................................          14,440         276,054
Westpac Banking Corp., Ltd. ....................          93,343         722,721
                                                                     -----------
                                                                       2,463,084
                                                                     -----------
BELGIUM -- 0.30%
Fortis .........................................          15,172         267,480
                                                                     -----------
CANADA -- 3.13%
Alcan Aluminum Ltd.(c) .........................          12,240         358,956
Bank of Nova Scotia (c) ........................          16,100         536,667
BCE, Inc.(c) ...................................          28,700         517,755
Canadian National Railway Co. ..................          10,600         437,943
Domtar, Inc. ...................................          18,900         187,828
Royal Bank of Canada (c) .......................          19,800         725,047
                                                                     -----------
                                                                       2,764,196
                                                                     -----------
FINLAND -- 3.52%
Nokia Oyj ......................................         106,592       1,694,635
Sampo Oyj, Class A .............................          46,860         356,516
UPM-Kymmene Corp. (c) ..........................          32,789       1,052,904
                                                                     -----------
                                                                       3,104,055
                                                                     -----------
FRANCE -- 8.81%
Aventis S.A., Class A ..........................          25,386       1,379,949
AXA ............................................          16,964         227,687
BNP Paribas ....................................          30,556       1,245,096
Cap Gemini S.A.(c) .............................          16,186         369,944
Sanofi-Synthelabo S.A ..........................          11,947         730,288
Suez S.A .......................................          33,511         581,650
Total Fina S.A., Class B .......................          19,325       2,760,048
Unibail S.A ....................................           6,751         480,327
                                                                     -----------
                                                                       7,774,989
                                                                     -----------
GERMANY -- 2.84%
Allianz AG .....................................           4,337         412,569
Altana AG ......................................          21,939       1,001,486
Bayer AG .......................................          11,855         254,410
Deutsche Telekom ...............................          16,900         217,251
E.on AG ........................................           4,978         200,859
Linde AG (c) ...................................          11,475         421,463
                                                                     -----------
                                                                       2,508,038
                                                                     -----------
HONG KONG -- 0.41%
Hong Kong Electric Holdings Ltd. ...............          96,000         363,151
                                                                     -----------
IRELAND -- 1.48%
Bank of Ireland ................................          54,679         561,749
CRH PLC ........................................          59,985         742,786
                                                                     -----------
                                                                       1,304,535
                                                                     -----------
ITALY -- 3.93%
Assicurazioni Generali Spa .....................          41,479         853,146
ENI Spa ........................................         129,614       2,060,647
San Paolo-imi Spa (c) ..........................          84,810         551,795
                                                                     -----------
                                                                       3,465,588
                                                                     -----------
JAPAN -- 16.69%
AIFUL Corp.(c) .................................          10,850         407,778
Bank of Yokohama (c) ...........................          79,000         312,219
Banyu Pharmaceutical ...........................          47,600         446,839
Benesse Corp.(c) ...............................          22,200         248,808
Canon, Inc. ....................................          22,000         828,685
Daikin Industries Ltd. .........................          22,000         348,529
Fuji Photo Film Co., Ltd. ......................          33,000       1,076,178
Hitachi Credit Corp.(c) ........................          18,900         226,475
Honda Motor Co. ................................          21,500         795,357
Kao Corp. ......................................          20,000         439,033
Mitsubishi Corp.(c) ............................          69,000         421,547
Mitsui Fudosan Co., Ltd. .......................          21,000         136,260
Murata Manufacturing Co., Inc. .................          25,100         983,526
Nintendo Corp., Ltd. ...........................          12,100       1,130,774
NTT DoCoMo, Inc. ...............................             356         656,981
Rohm Co. .......................................           5,300         674,838
Sanyo Electric .................................         115,000         299,444
Sekisui House Ltd. .............................          26,000         184,040
Sompo Japan Insurance, Inc.(c) .................         134,000         782,523
Sony Corp.(c) ..................................          18,900         789,955
Sumitomo Chemical Co.(c) .......................          94,000         371,501
Taiheiyo Cement Corp. ..........................             600             758
Takeda Chemical Industries Ltd. ................          24,000       1,003,118
Takefuji Corp.(c) ..............................           8,970         517,776
Toyota Motor Corp. .............................          35,800         962,349
West Japan Railway Co. .........................             193         684,697
                                                                     -----------
                                                                      14,729,988
                                                                     -----------
NETHERLANDS -- 7.30%
ABN AMRO Holdings NV ...........................          21,038         343,962
Akzo Nobel NV ..................................          15,934         505,478
Koninklijke Ahold NV ...........................          77,696         986,559
Philips Electronics NV .........................          38,952         682,630
Reed Elsevier NV ...............................         133,813       1,635,924
TNT Post Group NV ..............................          24,764         401,503
VNU NV .........................................          52,274       1,363,173
Wolters Kluwer NV ..............................          30,330         528,347
                                                                     -----------
                                                                       6,447,576
                                                                     -----------
NORWAY -- 0.67%
Telenor ASA ....................................         155,900         596,344
                                                                     -----------
PORTUGAL -- 1.10%
Electricidade de Portugal S.A ..................         391,281         652,867
Portugal Telecom S.A ...........................          46,201         317,565
                                                                     -----------
                                                                         970,432
                                                                     -----------
SINGAPORE -- 1.28%
DBS Group Holdings Ltd. ........................          48,000         304,411
Neptune Orient Lines Ltd. (b)(c) ...............         701,000         371,819
Singapore Technologies Engineering Ltd. ........         478,000         454,713
                                                                     -----------
                                                                       1,130,943
                                                                     -----------


================================================================================
66

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

                                                       SHARES          VALUE
                                                       -------     -----------
SPAIN -- 2.21%
Banco Bilbao Vizcaya S.A ....................         105,475      $  1,009,447
Banco Santander Central Hispano S.A .........          63,618           436,613
Telefonica S.A. (b) .........................          55,954           500,863
                                                                   ------------
                                                                      1,946,923
                                                                   ------------
SWEDEN -- 3.89%
Nordea AB ...................................         150,000           661,058
Sandvik AB ..................................          18,000           401,800
Svenska Cellulosa AB (c) ....................          29,490           995,037
Svenska Handelsbanken AB (c) ................          53,150           707,585
Swedish Match AB ............................          84,640           665,401
                                                                   ------------
                                                                      3,430,881
                                                                   ------------
SWITZERLAND -- 7.38%
Adecco S.A ..................................          15,638           612,989
Compagnie Financiere ........................          45,096           841,453
Credit Suisse Group .........................          14,585           316,446
Givaudan S.A ................................             895           401,316
Nestle S.A ..................................           8,801         1,864,969
Novartis AG .................................          22,968           838,024
Roche Holding AG ............................          12,986           904,897
Serono S.A ..................................             624           334,407
Swiss Re ....................................           6,157           403,876
                                                                   ------------
                                                                      6,518,377
                                                                   ------------
UNITED KINGDOM -- 28.92%
Abbey National PLC ..........................          65,817           548,863
Allied Domecq PLC ...........................         142,253           909,177
ARM Holdings PLC ............................         204,180           157,780
AstraZeneca PLC .............................          26,949           963,146
Barclays Bank PLC ...........................         214,357         1,328,602
BP PLC ......................................         375,810         2,583,406
Brambles Industries PLC .....................         117,876           288,447
BT Group PLC ................................         233,918           734,336
Carlton Communications PLC ..................         173,401           374,768
Charter PLC (b) .............................         100,497           123,672
Compass Group PLC ...........................         183,254           973,563
Electrocomponents PLC .......................          87,526           404,404
Gallaher Group PLC ..........................         178,133         1,769,400
GlaxoSmithKline PLC .........................          93,948         1,802,853
HSBC Holdings PLC ...........................          62,712           693,087
Invensys PLC ................................         490,060           416,168
Kingfisher PLC ..............................         220,394           789,453
Lloyds TSB Group PLC ........................          99,466           714,177
Matalan PLC .................................          72,599           245,441
National Grid Group PLC .....................         133,677           982,413
Rentokil Initial PLC ........................         264,448           936,611
Rolls-Royce PLC .............................         284,847           490,673
Royal Bank of Scotland Group PLC ............          65,430         1,567,387
Safeway PLC .................................         171,486           588,727
Scottish & Southern Energy PLC ..............         103,865         1,137,037
Shell Transport & Trading Co. PLC ...........         318,070         2,094,317
Vodafone Group PLC ..........................       1,046,669         1,908,289
                                                                   ------------
                                                                     25,526,197
                                                                   ------------
Total International Equities
  (Cost $80,229,037) ........................                        85,312,777
                                                                   ------------
INVESTMENT COMPANIES -- 1.31%
JAPAN -- 0.34%
iShares MSCI Japan Index Fund ...............          43,000           298,850
                                                                   ------------
UNITED KINGDOM -- 0.41%
iShares MSCI United Kingdom Index Fund ......          30,000           364,500
                                                                   ------------
OTHER -- 0.56%
iShares MSCI EMU Index Fund .................          11,300           491,550
                                                                   ------------
Total Investment Companies
  (Cost $1,082,233) .........................                         1,154,900
                                                                   ------------

SHORT-TERM INVESTMENTS -- 0.98%
OTHER -- 0.98%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $862,153) ...........................         862,153           862,153
                                                                   ------------
INVESTMENTS OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 7.19%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $6,350,170) .........................       6,350,170         6,350,170
                                                                   ------------
Total Investments
  (Cost $88,523,593) -- 106.13% (a) .........                        93,680,000
Liabilities, less cash and
  other assets -- (6.13)% ...................                        (5,412,716)
                                                                   ------------
Net Assets -- 100% ..........................                      $ 88,267,284
                                                                   ============

================================================================================

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $88,523,593; and net unrealized appreciation consisted of:

            Gross unrealized appreciation ...............    $ 14,038,678
            Gross unrealized depreciation ...............      (8,882,271)
                                                             ------------
                     Net unrealized appreciation ........    $  5,156,407
                                                             ============

(b)  Non-income producing security.
(c)  Security, or portion thereof, was on loan at December 31, 2002.
%    Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2002:

                                                                     SETTLEMENT          LOCAL          CURRENT         UNREALIZED
                                                                        DATE           CURRENCY          VALUE          GAIN/(LOSS)
                                                                  ---------------    -------------   -------------    --------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:

\Australian Dollar (AUD)                                               01/21/03         18,200,000     $10,230,419        $ 329,201
British Pound (GBP)                                                   01/21/03          1,400,000       2,250,872           68,196
Canadian Dollar (CAD)                                                 01/21/03          2,800,000       1,771,085          (55,101)
Danish Krone (DKK)                                                    01/21/03          3,500,000         494,043           31,735
Euro (EUR)                                                            01/21/03          9,377,875       9,833,299          590,445
Hong Kong Dollar (HKD)                                                01/21/03         12,100,000       1,551,511              553
Japanese Yen (JPY)                                                    01/21/03        582,000,000       4,907,733          168,764
Singapore Dollar (SGD)                                                01/21/03            700,000         403,686           10,891
Swedish Krona (SEK)                                                   01/21/03          3,600,000         412,622           27,311
Swiss Franc (CHF)                                                     01/21/03          3,200,000       2,315,247          133,578

FORWARD FOREIGN CURRENCY SALE CONTRACTS:

Australian Dollar (AUD)                                               01/21/03          9,350,000       5,255,737         (154,411)
British Pound (GBP)                                                   01/21/03          6,800,000      10,932,805         (511,138)
Euro (EUR)                                                            01/21/03          6,000,000       6,291,382         (455,382)
Hong Kong Dollar (HKD)                                                01/21/03          5,500,000         705,232              (95)
Japanese Yen (JPY)                                                    01/21/03        696,800,000       5,875,788          (50,637)
Singapore Dollar (SGD)                                                01/21/03          1,650,000         951,546           (2,725)
Swedish Krona (SEK)                                                   01/21/03         17,400,000       1,994,340         (169,427)
Swiss Franc (CHF)                                                     01/21/03          3,200,000       2,315,247         (119,772)
                                                                                                                         ---------
     Total net unrealized loss on Forward Foreign Currency Contracts                                                     $(158,014)
                                                                                                                         =========


                 See accompanying notes to financial statements.

================================================================================
68

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

During the six months ended December 31, 2002, Class Y shares of UBS U.S. Value Equity Fund declined 10.25%, versus the 11.29% decline of its benchmark, the Russell 1000 Value Index. Since the Fund's inception on June 29, 2001 through December 31, 2002, its Class Y shares declined 10.80% on an annualized basis. This compares favorably to the 13.27% decline of the Fund's benchmark. (Returns for all share classes over various time periods are shown on page 70. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

MARKET REVIEW

Stock investors saw two very different markets in the last six months of 2002. In the third quarter, the stock market was down across the board, with negative returns posted by virtually every index. Lower-than-expected second quarter earnings, disappointing economic statistics and a deteriorating geopolitical landscape held stock prices back. As a result, many investors fled stocks for the relative safety of fixed income securities. Those that stayed favored low P/E stocks in non-cyclical industries. Thus, value outperformed growth, and large caps outperformed small caps. However, there was a reversal of fortune during the fourth quarter as several of the year's worst performing companies met or exceeded revised earnings expectations. This positive news, combined with very low stock prices, brought investors back into the riskier end of the market. The S&P 500 Index finished the quarter up 8.44%, with growth outperforming value, and small caps outperforming large caps. Unfortunately, these gains were not enough to offset earlier losses. Value and growth both finished the six-month period in negative territory, with growth the relative winner: the Russell 1000 Value Index declined 11.29%, while the Russell 1000 Growth Index declined 8.97%.

FOCUS ON INTRINSIC VALUE TARGETS SPECIFIC SECTORS

While the Fund was unable to avoid the market's overall weakness, it did outperform its benchmark. Our valuation analysis uncovered attractive opportunities in several sectors--particularly banks and pharmaceuticals. We found that banks were offering respectable growth potential and very attractive stock prices relative to their intrinsic values. Our overweight in this sector generated a solid return on equity. Many pharmaceuticals were also selling at discounted stock prices. We concentrated on fundamentally strong companies with established drug pipelines and, as a result, generated solid appreciation from these holdings. Relative performance was also helped by an underweight in retailing and computer hardware, which were among the worst performing sectors over the period.

Conversely, the Fund's overweight position in utilities proved a detriment to relative performance. Utilities have historically done well during economic declines, but this was not the case over the period. Despite the sector's decline, we have maintained our overweight in utilities. Our decision is based on the positive fundamentals of the Fund's holdings and the boost that this industry's stocks could get if dividends, typically higher on utilities than the broad market average, are exempted from income tax if President Bush's fiscal stimulus plan is implemented as proposed.

LOOKING AHEAD

Our research model indicates that the U.S. equity market could deliver positive returns in 2003. These prospects are complicated, however, by the still evolving situations in Iraq and Korea. Against this backdrop, we believe it will take extensive, bottom-up research conducted by our team of investment specialists to identify the right opportunities. As such, we intend to continue to rely on our fundamental, disciplined process to find companies selling for less than what we believe is their intrinsic value.


================================================================================

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL RETURN

                                                6 months                1 year               Inception*
                                                 ended                   ended                   to
                                                12/31/02               12/31/02               12/31/02
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS A               -10.31%                -15.70%                -14.73%
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS B               -10.69                 -16.43                 -11.87
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS C               -10.64                 -16.38                 -13.66
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS Y               -10.25                 -15.56                 -10.80
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS A+              -15.28                 -20.34                 -19.14
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS B+              -15.11                 -20.56                 -14.93
--------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND CLASS C+              -12.37                 -18.03                 -14.49
--------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                         -11.29                 -15.52                 -13.27
--------------------------------------------------------------------------------------------------------

* INCEPTION DATES OF UBS U.S. VALUE EQUITY FUND CLASS A, CLASS B, CLASS C AND CLASS Y ARE 12/07/01, 11/08/01, 12/12/01 AND 6/29/01, RESPECTIVELY.
     INCEPTION RETURN FOR THE INDEX IS AS OF THE NEAREST MONTH-END OF INCEPTION OF THE OLDEST SHARE CLASS: 6/30/01.

+    RETURNS INCLUDE SALES CHARGES.

     TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

     TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     ALL TOTAL RETURNS LESS THAN ONE YEAR ARE CUMULATIVE RETURNS.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002 (UNAUDITED)

                                                                   Percentage of
                                                                     Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                                         5.1%
ExxonMobil Corp.                                                        4.4
Wells Fargo & Co.                                                       4.3
JP Morgan Chase & Co.                                                   3.7
GreenPoint Financial Corp.                                              3.7
Nextel Communications, Inc.                                             3.5
United Health Group, Inc.                                               3.2
ConocoPhillips                                                          3.1
Illinois Tool Works, Inc.                                               3.0
Exelon Corp.                                                            2.8
-------------------------------------------------------------------------------
Total                                                                  36.8%


================================================================================
70

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                        ------          -----
U.S. EQUITIES -- 99.18%

AUTOS/DURABLES -- 1.00%
Johnson Controls, Inc. ........................            900      $    72,153
                                                                    -----------
BANKS -- 11.53%
FleetBoston Financial Corp. ...................          5,485          133,286
GreenPoint Financial Corp. ....................          5,800          262,044
PNC Financial Services Group ..................          3,000          125,700
Wells Fargo & Co. .............................          6,550          306,998
                                                                    -----------
                                                                        828,028
                                                                    -----------
BROADCASTING & PUBLISHING -- 1.36%
Viacom, Inc. ..................................          2,400           97,824
                                                                    -----------
CAPITAL GOODS -- 4.47%
llinois Tool Works, Inc. ......................          3,350          217,281
Pentair, Inc. .................................          3,000          103,650
                                                                    -----------
                                                                        320,931
                                                                    -----------
CHEMICALS -- 2.36%
Dow Chemical Co. (The) ........................          5,700          169,290
                                                                    -----------
CONSTRUCTION -- 1.62%
Martin Marietta Materials, Inc. ...............          3,800          116,508
                                                                    -----------
CONSUMER -- 1.06%
Kimberly-Clark Corp. ..........................          1,600           75,952
                                                                    -----------
ENERGY -- 17.87%
ConocoPhillips ................................          4,549          220,126
DTE Energy Co. ................................          2,550          118,320
Exelon Corp. ..................................          3,750          197,888
ExxonMobil Corp. ..............................          9,050          316,207
FirstEnergy Corp. .............................          5,000          164,850
Progress Energy, Inc. .........................          3,400          147,390
Sempra Energy .................................          5,000          118,250
                                                                    -----------
                                                                      1,283,031
                                                                    -----------
FINANCIAL SERVICES -- 22.52%
American International Group, Inc. ............          2,076          120,097
Anthem Inc. (b) ...............................          1,400           88,060
Citigroup, Inc. ...............................         10,296          362,316
Freddie Mac ...................................          3,250          191,912
Hartford Financial Services Group, Inc. .......          2,650          120,390
Household International, Inc. .................          5,650          157,126
J.P. Morgan Chase & Co. .......................         11,100          266,400
Mellon Financial Corp. ........................          4,400          114,884
Morgan Stanley ................................          4,900          195,608
                                                                    -----------
                                                                      1,616,793
                                                                    -----------
HEALTH: DRUGS -- 6.53%
Bristol-Myers Squibb Co. ......................          6,800          157,420
Cephalon, Inc. (b) ............................          2,300          111,936
SICOR, Inc. (b) ...............................          3,400           53,890
Wyeth, Inc. ...................................          3,900          145,860
                                                                    -----------
                                                                        469,106
                                                                    -----------
HEALTH: NON-DRUGS -- 6.14%
Baxter International, Inc. ....................          2,550           71,400
Johnson & Johnson .............................          2,600          139,646
United Health Group, Inc. .....................          2,750          229,625
                                                                    -----------
                                                                        440,671
                                                                    -----------
LEISURE & TOURISM -- 0.84%
Walt Disney Co. (The) .........................          3,700           60,347
                                                                    -----------
METALS NON-FERROUS -- 2.21%
Masco Corp. ...................................          7,550          158,928
                                                                    -----------
RETAIL/APPAREL -- 1.52%
Newell Rubbermaid, Inc. .......................          3,600          109,188
                                                                    -----------
SERVICES/MISCELLANEOUS -- 1.53%
First Data Corp. ..............................          3,100          109,771
                                                                    -----------
TECHNOLOGY -- 2.16%
United Technologies Corp. .....................          2,500          154,850
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.37%
CommScope, Inc. ...............................          3,400           26,860
                                                                    -----------
TELECOMMUNICATIONS SERVICES -- 9.04%
AT&T Wireless Services, Inc. (b) ..............            871            4,921
BellSouth Corp. ...............................          2,900           75,023
Motorola, Inc. ................................          7,800           67,470
Nextel Communications, Inc. ...................         21,800          251,790
SBC Communications, Inc. ......................          5,850          158,593
Verizon Communications, Inc. ..................          2,350           91,063
                                                                    -----------
                                                                        648,860
                                                                    -----------
TRANSPORTATION -- 4.19%
Burlington Northern Santa Fe Corp. ............          5,500          143,055
Norfolk Southern Corp. ........................          7,900          157,921
                                                                    -----------
                                                                        300,976
                                                                    -----------
UTILITIES -- 0.86%
CMS Energy Corp. ..............................          6,550           61,832
                                                                    -----------
Total U.S. Equities
  (Cost $7,734,553) ...........................                       7,121,899
                                                                    -----------
SHORT-TERM INVESTMENTS -- 0.88%
OTHER -- 0.88%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $63,345) ..............................         63,345           63,345
                                                                    -----------
Total Investments
  (Cost $7,797,898) -- 100.06% (a) ............                       7,185,244
Liabilities, less cash and
  other assets -- (0.06)% .....................                          (4,397)
                                                                    -----------
Net Assets -- 100% ............................                     $ 7,180,847
                                                                    ===========


================================================================================
                                                                              71

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $7,797,898; and net unrealized depreciation consisted of:

            Gross unrealized appreciation ..................          $ 271,214
            Gross unrealized depreciation ..................           (883,868)
                                                                      ---------
                     Net unrealized depreciation ...........          $(612,654)
                                                                      =========

(b)  Non-income producing.
%    Represents a percentage of net assets.



================================================================================

                 See accompanying notes to financial statements.

                     This page is intentionally left blank.

--------------------------------------------------------------------------------
THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2002 (UNAUDITED)

                                                                        UBS
                                                                       GLOBAL          UBS            UBS
                                                                     ALLOCATION       GLOBAL         GLOBAL
                                                                        FUND        EQUITY FUND    BOND FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers ..........................................  $159,347,110   $56,695,962   $ 33,861,429
     Affiliated issuers ............................................    43,014,747     1,493,820      1,199,248
     Investments of cash collateral received for securities
     loaned, at cost ...............................................     6,624,623            --            --
   Foreign currency, at cost .......................................       191,547       741,367         79,767
                                                                      ------------   -----------   ------------
                                                                      $209,178,027   $58,931,149   $ 35,140,444
                                                                      ============   ===========   ============

   Investments, at value:
     Unaffiliated issuers + ........................................  $152,993,704   $54,261,025   $ 37,878,922
     Affiliated issuers ............................................    45,442,717     1,493,820      1,199,248
     Investments of cash collateral received for
        securities loaned, at value ................................     6,624,623            --             --
   Foreign currency, at value ......................................       195,783       741,368         80,317
   Cash ............................................................            --         5,165          6,168
   Receivables:
     Investment securities sold ....................................       137,812            --             --
     Due from Advisor ..............................................            --            --         14,220
     Cash collateral, due from Broker ..............................            --            --             --
     Dividends .....................................................       231,916       156,747             --
     Interest ......................................................       383,136         2,969        733,744
     Fund shares sold ..............................................     1,417,805        40,416         71,707
     Variation margin ..............................................            --            --             --
   Net unrealized appreciation on forward
      foreign currency contracts ...................................       719,804        21,348             --
                                                                      ------------   -----------   ------------
   TOTAL ASSETS ....................................................   208,147,300    56,722,858     39,984,326
                                                                      ------------   -----------   ------------
LIABILITIES:
   Payables:
     Securities loaned .............................................     6,624,623            --             --
     Investment securities purchased ...............................     3,713,151            --        602,447
     Investment advisory fees ......................................       153,080        40,701             --
     Fund shares redeemed ..........................................        19,698         3,116          6,525
     Distribution and service fees .................................        23,649         4,176          1,458
     Tustees' fees .................................................         1,250         2,744          1,199
     Due to Custodian Bank .........................................       176,150            --             --
     Variation margin ..............................................        11,094            --             --
     Accrued expenses ..............................................       205,800        75,145         68,465
     Net unrealized depreciation on forward foreign
       currency contracts ..........................................            --            --        104,294
                                                                      ------------   -----------   ------------
     TOTAL LIABILITIES .............................................    10,928,495       125,882        784,388
                                                                      ------------   -----------   ------------
NET ASSETS .........................................................  $197,218,805   $56,596,976   $ 39,199,938
                                                                      ============   ===========   ============
NET ASSETS CONSIST OF:
   Paid in capital .................................................  $215,055,957   $67,678,964   $ 38,069,998
   Accumulated undistributed net investment income (loss) ..........    (4,359,517)     (655,748)    (1,394,220)
   Accumulated net realized gain (loss) ............................   (10,490,927)   (8,039,891)    (1,432,693)
   Net unrealized appreciation (depreciation) ......................    (2,986,708)   (2,386,349)     3,956,853
                                                                      ------------   -----------   ------------
     NET ASSETS ....................................................  $197,218,805   $56,596,976   $ 39,199,938
                                                                      ============   ===========   ============

+ The market value of securities loaned for the UBS Global Allocation Fund and the UBS International Equity Fund as of December 31, 2002 were $6,496,147 and $6,133,780, respectively. Collateral is invested in short-term trust securities of an affiliated issuer.

================================================================================
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       UBS            UBS
     UBS              UBS        U.S. LARGE CAP   U.S. SMALL CAP    UBS           UBS            UBS           UBS
U.S. BALANCED      U.S. EQUITY        GROWTH         GROWTH      U.S. BOND     HIGH YIELD   INTERNATIONAL  U.S. VALUE
    FUND              FUND            FUND            FUND          FUND          FUND       EQUITY FUND   EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
 $  23,841,407    $  76,752,507       3,952,805     $35,747,941  $ 88,553,873  $233,189,056   $81,311,270  $  7,734,553
     1,080,514        1,764,323          45,985       1,234,438     1,939,585     1,668,212       862,153        63,345
            --               --              --              --            --            --     6,350,170            --
            --               --              --              --            --            --       731,990            --
 -------------     ------------    -----------      -----------   -----------  ------------  ------------  ------------
 $  24,921,921     $ 78,516,830    $  3,998,790     $36,982,379  $ 90,493,458  $234,857,268   $89,255,583  $  7,797,898
 =============     ============    ===========      ===========  ============  ============   ===========  ============
 $  22,877,566     $ 82,182,854    $  3,221,640     $34,350,707  $ 91,567,945  $160,877,487   $86,467,677  $  7,121,899
     1,080,514        1,764,323          45,985       1,234,438     1,939,585     1,668,212       862,153        63,345
            --               --              --              --            --            --     6,350,170            --
            --               --              --              --            --            --       751,901            --
         1,176            6,949              --             612       928,013        74,125            --         5,325
            --               --              --         164,078            --       438,767            --            --
        18,401               --          19,317              --            --        22,166            --        49,341
            --          184,750              --              --            --            --            --            --
        25,328          147,471           4,437          13,132            --         8,344       301,622        15,232
        71,137            4,553             156           1,161       760,669     4,111,643         9,501           221
            40           34,765           5,979          12,115        25,576       436,019       330,000            --
            --            3,850              --              --            --            --            --            --
            --               --              --              --            --            --            --            --
 -------------     ------------     -----------     -----------   -----------  ------------  ------------  ------------
    24,074,162       84,329,515       3,297,514      35,776,243    95,221,788   167,636,763    95,073,024     7,255,363
 -------------     ------------     -----------     -----------   -----------  ------------  ------------  ------------
            --               --              --              --            --            --     6,350,170            --
        41,089          227,524           3,451         322,358            --     1,082,648            --            --
            --           46,061              --          36,211        33,036            --       135,270            --
         1,170           27,404              --          14,960        20,343       295,691         1,314         2,021
         4,038            2,370           1,917           2,534         8,525        82,156         1,185         2,550
         4,904            2,076             526           1,167           501            --         3,670         1,646
            --               --              --              --            --            --         4,834            --
            --               --              --              --            --            --            --            --
        54,510          116,149          24,475          48,580        47,016       172,416       151,283        68,299
            --               --              --              --            --            --       158,014            --
 -------------     ------------     -----------     -----------   -----------  ------------  ------------  ------------
       105,711          421,584          30,369         425,810       109,421     1,632,911     6,805,740        74,516
 -------------     ------------     -----------     -----------   -----------  ------------  ------------  ------------
 $  23,968,451     $ 83,907,931     $ 3,267,145     $35,350,433   $95,112,367  $166,003,852  $ 88,267,284  $  7,180,847
 =============     ============     ===========     ===========   ===========  ============  ============  ============

 $  27,330,636     $ 87,401,835     $ 7,708,792     $39,315,472   $93,676,246  $499,229,646  $ 98,120,143  $  8,318,737
       (23,418)         530,361           2,365        (130,433)      (76,118)      149,564      (465,326)       30,897
    (2,374,926)      (9,418,135)     (3,712,847)     (2,437,372)   (1,501,833) (261,063,789)  (14,435,544)     (556,133)
      (963,841)       5,393,870        (731,165)     (1,397,234)    3,014,072   (72,311,569)    5,048,011      (612,654)
 -------------     ------------     -----------     -----------   -----------  ------------  ------------  ------------
 $  23,968,451     $ 83,907,931     $ 3,267,145     $35,350,433   $95,112,367  $166,003,852  $ 88,267,284  $  7,180,847
 =============     ============     ===========     ===========   ===========  ============  ============  ============


================================================================================
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:

                                                                                UBS
                                                                              GLOBAL          UBS            UBS
                                                                            ALLOCATION   GLOBAL EQUITY   GLOBAL BOND
                                                                               FUND          FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A:
   Net assets .........................................................   $ 29,126,675    $13,183,474    $ 2,836,830
   Shares outstanding .................................................      3,025,685      1,631,847        295,291
   Net asset value per share (Net Assets/shares outstanding) ..........   $       9.63    $      8.08    $      9.61
   Offering price per share (NAV per share plus maximum sales charge) (a) $      10.19    $      8.55    $     10.14
   Redemption proceeds per share ......................................   $       9.63    $      8.08    $      9.61
-----------------------------------------------------------------------------------------------------------------------
CLASS B:
   Net assets .........................................................   $ 7 ,088,523    $   786,954    $   953,346
   Shares outstanding .................................................        743,097         97,846         99,171
   Net asset value per share (Net Assets / shares outstanding) ........   $       9.54    $      8.04    $      9.61
   Offering price per share ...........................................   $       9.54    $      8.04    $      9.61
   Redemption proceeds per share (NAV per share* maximum
      redemption charge) (a) ..........................................   $       9.06    $      7.64    $      9.13
-----------------------------------------------------------------------------------------------------------------------
CLASS C:
   Net assets .........................................................   $ 12,455,585    $   971,046    $   344,981
   Shares outstanding .................................................      1,304,222        121,114         35,941
   Net asset value per share (Net Assets / shares outstanding) ........   $       9.55    $      8.02    $      9.60
   Offering price per share (NAV per share / maximum sales charge) (a).   $       9.65    $      8.10    $      9.70
   Redemption proceeds per share (NAV per share minus maximum
      redemption charge) (a) ..........................................   $       9.45    $      7.94    $      9.50
-----------------------------------------------------------------------------------------------------------------------
CLASS Y:
   Net assets .........................................................   $148,548,022    $ 41,655,502   $35,064,781
   Shares outstanding .................................................     15,292,969       5,106,227     3,353,355
   Net asset value per share (Net Assets / shares outstanding) ........   $       9.71    $       8.16   $     10.46
   Offering price pere share ..........................................   $       9.71    $       8.16   $     10.46
   Redemption proceeds per share ......................................   $       9.71    $       8.16   $     10.46
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50% , Class C maximum sales charge is 1.00%. Classes B and Y have no sales charges. For Class B, the maximum redemption charge is 5.00%, Class C maximum redemption charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%. Classes A and Y have no redemption charges.


                 See accompanying notes to financial statements.

================================================================================

                                       UBS               UBS
     UBS                 UBS      U.S. LARGE CAP   U.S. SMALL CAP      UBS              UBS              UBS            UBS
U.S. BALANCED        U.S. EQUITY      GROWTH           GROWTH       U.S. BOND        HIGH YIELD     INTERNATIONAL   U.S. VALUE
    FUND                FUND           FUND             FUND           FUND             FUND         EQUITY FUND    EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
 $  2,903,382     $   4,236,706   $   919,831      $ 3,331,574    $   23,635,801    $  66,255,253    $ 2,300,936   $  1,217,647
      341,457           350,015       161,332          385,109         2,184,324       10,478,515        350,369        146,763
 $       8.50     $       12.10   $       .70      $      8.65    $        10.82    $        6.32    $      6.57   $       8.30
 $       8.99     $       12.80   $      6.03      $      9.15    $        11.33    $        6.62    $      6.95   $       8.78
 $       8.50     $       12.10   $      5.70      $      8.65    $        10.82    $        6.32    $      6.57   $       8.30
--------------------------------------------------------------------------------------------------------------------------------
 $  1,989,415     $     442,277   $   153,052      $   700,877    $    3,329,134    $  14,155,086    $   281,984   $    754,233
      235,246            36,877        27,031           81,679           308,204        2,239,239         43,193         91,525
 $       8.46     $       11.99   $      5.66      $      8.58    $        10.80    $        6.32    $      6.53   $       8.24
 $       8.46     $       11.99   $      5.66      $      8.58    $        10.80    $        6.32    $      6.53   $       8.24
 $       8.04     $       11.39   $      5.38      $      8.15    $        10.26    $        6.00    $      6.20   $       7.83
--------------------------------------------------------------------------------------------------------------------------------
 $  1,070,968     $     289,812   $   282,111      $    634,873   $    1,743,006    $  17,738,507    $   270,987   $    767,267
      126,518            24,191        49,863            74,053          161,251        2,805,747         41,554         93,007
 $       8.46     $       11.98   $      5.66      $       8.57   $        10.81    $        6.32    $      6.52   $       8.25
 $       8.55     $       12.10   $      5.72      $       8.66   $        10.92    $        6.38    $      6.59   $       8.33
 $       8.38     $       11.86   $      5.60      $       8.48   $        10.70    $        6.26    $      6.45   $       8.17
--------------------------------------------------------------------------------------------------------------------------------
 $ 18,004,686     $   78,939,136  $ 1,912,151      $ 30,683,109   $   66,404,426    $  67,855,006    $85,413,377   $  4,441,700
    2,106,156          6,481,854      330,474         3,498,493        6,127,533       10,675,861     12,961,401        534,899
 $       8.55     $        12.18  $      5.79      $      8.77    $        10.84    $        6.36    $      6.59   $       8.30
 $       8.55     $        12.18  $      5.79      $      8.77    $        10.84    $        6.36    $      6.59   $       8.30
 $       8.55     $        12.18  $      5.79      $      8.77    $        10.84    $        6.36    $      6.59   $       8.30
--------------------------------------------------------------------------------------------------------------------------------


================================================================================

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED
DECEMBER 31, 2002 (UNAUDITED)

                                                                            UBS
                                                                          GLOBAL         UBS             UBS
                                                                        ALLOCATION      GLOBAL          GLOBAL
                                                                           FUND       EQUITY FUND      BOND FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ........................................................  $ 1,059,391    $   534,840    $         --
   Interest .........................................................      669,745         15,321         702,163
   Securities lending-net ...........................................       11,907             --              --
   Foreign tax withheld .............................................      (29,830)       (14,205)             --
                                                                       -----------    -----------    ------------
     TOTAL INCOME ...................................................    1,711,213        535,956         702,163
                                                                       -----------    -----------    ------------
EXPENSES:
   Advisory and Administration ......................................      707,210        225,296         144,162
   Professional Services ............................................       22,240         25,933          40,662
   Printing .........................................................       66,781         18,860          16,625
   Distribution and Service Fees: Class A ...........................       17,178         17,080           3,185
   Distribution and Service Fees: Class B ...........................       15,992          2,188           4,072
   Distribution and Service Fees: Class C ...........................       22,816          2,137             760
   Custodian ........................................................       68,425         21,842          14,885
   State registration ...............................................       30,360         34,960          33,120
   Transfer agent ...................................................        4,007          2,492           7,376
   Trustees' Fees ...................................................        3,864          2,576           2,392
   Other ............................................................        4,021            697             820
                                                                       -----------    -----------    ------------
     TOTAL OPERATING EXPENSES .......................................      962,894        354,061         268,059
                                                                       -----------    -----------    ------------
     Expenses waived by Advisor .....................................           --        (63,133)        (94,516)
                                                                       -----------    -----------    ------------
     NET OPERATING EXPENSES .........................................      962,894        290,928         173,543
     Interest Expense ...............................................          403             --              --
                                                                       -----------    -----------    ------------
     NET INVESTMENT INCOME (LOSS) ...................................      747,916        245,028         528,620
                                                                       -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
     Investments ....................................................   (6,672,204)    (3,445,346)        241,989
     Futures contracts ..............................................    2,812,560             --              --
     Foreign currency transactions ..................................    3,876,187        797,979         993,938
                                                                       -----------    -----------    ------------
        Net realized gain (loss) ....................................       16,543     (2,647,367)      1,235,927
                                                                       -----------    -----------    ------------
   Change in net unrealized appreciation (depreciation) on:
     Investments and foreign currency ...............................   (5,380,547)    (2,949,141)      1,618,250
     Futures contracts ..............................................     (446,545)            --              --
     Forward contracts ..............................................   (2,807,837)      (879,245)       (533,608)
     Translation of other assets and liabilities denominated
       in foreign currency ..........................................       (7,461)        21,600           2,688
                                                                       -----------    -----------    ------------
     Change in net unrealized appreciation (depreciation) ...........   (8,642,390)    (3,806,786)      1,087,330
                                                                       -----------    -----------    ------------
   Net realized and unrealized gain (loss) ..........................   (8,625,847)    (6,454,153)      2,323,257
                                                                       -----------    -----------    ------------
   Net increase (decrease) in net assets resulting from operations ..  $(7,877,931)   $(6,209,125)   $  2,851,877
                                                                       ===========    ===========    ============

                 See accompanying notes to financial statements.


================================================================================
78

                                        UBS
     UBS                UBS        U.S. LARGE CAP   U.S. SMALL CAP    UBS              UBS             UBS            UBS
 U.S. BALANCED     U.S. EQUITY         GROWTH          GROWTH      U.S. BOND       HIGH YIELD     INTERNATIONAL    U.S. VALUE
     FUND              FUND             FUND            FUND          FUND            FUND         EQUITY FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
$     154,930      $   890,087      $   21,263      $   74,608     $        --      $   16,687     $   746,540     $    66,256
      206,306           24,892             545          14,434       2,239,116       7,700,819          13,038           1,022
           --               --              --              --              --              --          34,370              --
           --               --              --              --              --              --         (51,240)             --
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
      361,236          914,979          21,808          89,042       2,239,116       7,717,506         742,708          67,278
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
       87,855          337,112          13,695         190,153         232,209         481,322         371,717          20,012
       25,392           15,302          15,163          14,062          28,985          35,884          18,968          13,572
        8,063           32,964           1,618          13,601          26,529         100,466          37,113           4,682
        3,322           15,227           1,347           2,903          23,405          81,526           2,973           1,257
        7,123            1,367             572           3,265          14,854          73,357           1,097           2,157
        3,756              638           2,616           2,177           5,128          66,202           1,118           2,340
        6,255           23,972             974           9,594          12,649          39,501          48,899           1,403
       34,040           32,200          35,880          37,720          25,880          34,960          45,080          46,184
        2,610           25,611           1,857           4,733           3,419         115,000           3,870             639
        2,208            3,680           1,840           2,392           2,760           2,576           4,048           1,840
          155            2,036              59             346             714           1,399           1,618           6,870
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
      180,779          490,109          75,621         280,946         376,532       1,032,193         536,501         100,956
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
      (70,771)        (106,779)        (56,178)        (61,471)        (72,996)       (287,767)        (86,078)        (72,426)
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
      110,008          383,330          19,443         219,475         303,536         744,426         450,423          28,530
           --              995              --              --              --              --              --              --
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
      251,228          530,654           2,365        (130,433)      1,935,580       6,973,080         292,285          38,748
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------


     (926,465)      (5,619,121)       (944,062)       (865,179)        497,750     (14,836,449)     (2,959,680)       (546,801)
      (68,295)        (298,851)             --              --              --              --              --              --
           --               --              --              --              --              --         642,002              --
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
     (994,760)      (5,917,972)       (944,062)       (865,179)        497,750     (14,836,449)     (2,317,678)       (546,801)
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------

     (384,460)      (4,512,786)        499,472      (3,484,818)      2,145,909     (76,130,905)    (11,252,717)       (263,794)
        2,799           35,060              --              --              --              --              --              --
           --               --              --              --              --              --        (889,218)             --
           --               --              --              --              --              --          22,723
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
     (381,661)      (4,477,726)        499,472      (3,484,818)      2,145,909     (76,130,905)    (12,119,212)       (263,794)
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
   (1,376,421)     (10,395,698)       (444,590)     (4,349,997)      2,643,659     (90,967,354)    (14,436,890)       (810,595)
-------------     ------------      ----------     -----------     -----------    ------------    ------------     -----------
$  (1,125,193)    $ (9,865,044)     $ (442,225)    $(4,480,430)    $ 4,579,239    $(83,994,274)   $(14,144,605)       (771,847)
=============     ============      ==========     ===========     ===========    ============    ============     ===========



================================================================================

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   UBS                                UBS
                                                           GLOBAL ALLOCATION FUND              GLOBAL EQUITY FUND
                                                      --------------------------------   -----------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                      DECEMBER 31, 2002      JUNE 30,    DECEMBER 31, 2002   JUNE 30,
                                                         (UNAUDITED)           2002        (UNAUDITED)         2002
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss) ......................   $    747,916      $ 2,109,235     $   245,028     $   486,984
   Net realized gain (loss) ..........................         16,543       (1,202,175)     (2,647,367)     (4,019,795)
   Change in net unrealized appreciation
      (depreciation) .................................     (8,642,390)       6,940,305      (3,806,786)       (760,540)
                                                         ------------      -----------     -----------     -----------
   Net increase (decrease) in net assets
      from operations ................................     (7,877,931)       7,847,365      (6,209,125)     (4,293,351)
                                                         ------------      -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
     Distributions from net investment income ........       (816,676)         (92,144)       (391,439)        (77,577)
     Distributions from net realized gains ...........             --         (388,420)             --        (419,643)
                                                         ------------      -----------     -----------     -----------
   Total Class A distributions .......................       (816,676)        (480,564)       (391,439)       (497,220)
                                                         ------------      -----------     -----------     -----------
   Class B:
     Distributions from net investment income ........       (159,173)          (2,885)        (18,143)           (123)
     Distributions from net realized gains ...........             --           (6,162)             --            (668)
                                                         ------------      -----------     -----------     -----------
   Total Class B distributions .......................       (159,173)          (9,047)        (18,143)           (791)
                                                         ------------      -----------     -----------     -----------
   Class C:
     Distributions from net investment income ........       (255,507)            (438)        (28,866)         (1,134)
     Distributions from net realized gains ...........             --           (1,867)             --          (6,132)
                                                         ------------      -----------     -----------     -----------
   Total Class C distributions .......................       (255,507)          (2,305)        (28,866)         (7,266)
                                                         ------------      -----------     -----------     -----------
   Class Y:
     Distributions from net investment income ........     (6,269,057)      (2,763,739)     (1,343,765)       (244,638)
     Distributions from net realized gains ...........             --      (11,553,728)             --      (1,324,139)
                                                         ------------      -----------     -----------     -----------
   Total Class Y distributions .......................     (6,269,057)     (14,317,467)     (1,343,765)     (1,568,777)
                                                         ------------      -----------     -----------     -----------
  Decrease in net assets from distributions ..........     (7,500,413)     (14,809,383)     (1,782,213)     (2,074,054)
                                                         ------------      -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
     Shares sold .....................................     24,057,840        7,853,473       1,325,660      30,870,623
     Shares issued on reinvestment of distributions ..        694,883         442,708         326,514          396,391
     Shares redeemed .................................     (1,917,635)      (1,383,496)     (1,529,432)    (15,694,357)
                                                         ------------      -----------     -----------     -----------
   Total Class A transactions ........................     22,835,088        6,912,685         122,742      15,572,657
                                                         ------------      -----------     -----------     -----------
   Class B:
     Shares sold .....................................      6,338,856        1,761,729         417,793         432,203
     Shares issued on reinvestment of distributions ..        153,482            9,047          17,410             792
     Shares redeemed .................................       (778,317)        (181,252)           (697)            (99)
                                                         ------------      -----------     -----------     -----------
   Total Class B transactions ........................      5,714,021        1,589,524         434,506         432,896
                                                         ------------      -----------     -----------     -----------
   Class C:
     Shares sold .....................................     11,790,131        1,562,320         756,331         428,669
     Shares issued on reinvestment of distributions ..        238,616            2,241          21,402           7,265
     Shares redeemed .................................       (928,816)         (23,300)        (99,183)        (62,915)
                                                         ------------      -----------     -----------     -----------
   Total Class C transactions ........................     11,099,931        1,541,261         678,550         373,019
                                                         ------------      -----------     -----------     -----------
   Class Y:
     Shares sold .....................................     20,692,732       87,020,622      11,554,353     126,818,221
     Shares issued on reinvestment of distributions ..      4,205,702       9,091,252         972,071        1,024,427
     Shares redeemed .................................    (27,589,630)     (79,981,613)     (5,830,133)   (132,070,159)
                                                         ------------     ------------     -----------    ------------
   Total Class Y transactions ........................     (2,691,196)      16,130,261       6,696,291      (4,227,511)
                                                         ------------     ------------     -----------    ------------
   UBS Investment Funds Class+
     Shares sold .....................................             --          143,261              --         142,132
     Shares issued on reinvestment of distributions ..             --               --              --              --
     Shares redeemed .................................             --       (7,052,896)             --     (18,825,671)
                                                         ------------     ------------     -----------    ------------
   Total UBS Investment Funds Class transactions .....             --       (6,909,635)             --     (18,683,539)
                                                         ------------     ------------     -----------    ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions ................     36,957,844       19,264,096       7,932,089      (6,532,478)
                                                         ------------     ------------     -----------    ------------
   INCREASE (DECREASE) IN NET ASSETS .................     21,579,500       12,302,078         (59,249)    (12,899,883)
   NET ASSETS, BEGINNING OF PERIOD ...................    175,639,305      163,337,227      56,656,225      69,556,108
                                                         ------------     ------------     -----------    ------------
   NET ASSETS, END OF PERIOD .........................   $197,218,805     $175,639,305     $56,596,976    $ 56,656,225
                                                         ============     ============     ===========    ============
   Net assets include accumulated undistributed
      net investment income (loss) ...................   $ (4,359,517)    $  2,392,980     $  (655,748)   $    881,437
                                                         ============     ============     ===========    ============

* The amount represents a distribtion from return of capital for the UBS Global Fund.

                 See accompanying notes to financial statements.

================================================================================
80

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

              UBS                            UBS                             UBS                               UBS
       GLOBAL BOND FUND               U.S. BALANCED FUND               U.S. EQUITY FUND            U.S. LARGE CAP GROWTH FUND
-----------------------------    ---------------------------    -----------------------------      --------------------------
   SIX MONTHS                      SIX MONTHS                     SIX MONTHS                        SIX MONTHS
     ENDED                           ENDED                          ENDED                             ENDED
  DECEMBER 31,    YEAR ENDED      DECEMBER 31,   YEAR ENDED      DECEMBER 31,      YEAR ENDED      DECEMBER 31,    YEAR ENDED
      2002         JUNE 30,           2002        JUNE 30,          2002            JUNE 30,          2002          JUNE 30,
  (UNAUDITED)       2002          (UNAUDITED)       2002         (UNAUDITED)         2002           UNAUDITED         2002
------------------------------------------------------------------------------------------------------------------------------
$    528,620    $  1,273,573     $   251,228    $    612,007    $    530,654     $    993,283      $    2,365     $   (17,572)
   1,235,927      (1,972,049)       (994,760)        (12,971)     (5,917,972)       6,100,564        (944,062)     (2,195,537)
   1,087,330       5,897,508        (381,661)     (1,272,222)     (4,477,726)     (16,018,358)         499,472         475,180
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
   2,851,877       5,199,032      (1,125,193)       (673,186)     (9,865,044)      (8,924,511)       (442,225)      (1,737,929)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     (33,641)        (23,082)*       (64,035)        (35,339)        (35,257)         (33,362)             --              --
          --              --              --              --        (174,016)        (531,722)             --         (13,807)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     (33,641)        (23,082)        (64,035)        (35,339)       (209,273)        (565,084)             --         (13,807)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
      (7,560)         (1,816)*       (35,979)         (3,889)         (3,439)            (206)             --              --
          --              --              --              --         (15,413)          (3,285)             --            (244)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
      (7,560)         (1,816)        (35,979)         (3,889)        (18,852)          (3,491)             --            (244)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
      (2,173)             --         (21,002)           (781)         (2,486)             (60)             --              --
          --              --              --              --          (8,679)            (955)             --          (3,707)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
      (2,173)             --         (21,002)           (781)        (11,165)          (1,015)             --          (3,707)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
    (421,850)       (700,361)*      (431,180)       (520,386)       (897,680)        (314,778)             --              --
          --              --              --              --      (2,331,732)      (5,018,843)             --         (15,304)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
    (421,850)       (700,361)       (431,180)       (520,386)     (3,229,412)      (5,333,621)             --         (15,304)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
    (465,224)       (725,259)*      (552,196)       (560,395)     (3,468,702)      (5,903,211)             --         (33,062)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
   2,252,531       8,168,545         719,363       2,792,372       4,051,960       10,524,445         467,634       2,494,053
      29,817          16,968          60,100          34,527         135,067          163,489              --          13,610
  (1,516,453)     (6,346,130)       (293,723)       (175,467)    (12,150,374)      (2,721,652)       (571,378)     (1,041,589)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     765,895       1,839,383         485,740       2,651,432      (7,963,347)       7,966,282        (103,744)      1,466,074
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     723,174         378,073       1,409,491       1,128,265         400,136          349,959         168,036         210,860
       7,062           1,722          29,916           3,643          18,852            3,491              --             244

    (219,139)             --        (301,431)       (178,788)       (153,207)        (103,306)       (114,724)        (67,097)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     511,097         379,795       1,137,976         953,120         265,781          250,144          53,312         144,007
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     353,633              --         738,513         436,391         259,661           79,070         161,431         794,762
       2,058              --          18,542             781          10,921            1,015              --           3,708
     (26,857)             --         (60,853)        (20,000)        (25,729)          (3,915)       (394,997)        (68,579)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
     328,834              --         696,202         417,172         244,853           76,170        (233,566)        729,891
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
  11,947,313      15,342,104       1,994,252      11,358,860       8,889,904       36,606,235          22,012         674,289
     304,321         450,050         418,301         493,900       2,905,921        4,877,452              --          13,460
 (13,781,672)    (23,493,711)     (4,755,574)    (14,710,999)     (8,802,425)     (66,693,377)       (161,322)       (814,297)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
  (1,530,038)     (7,701,557)     (2,343,021)     (2,858,239)      2,993,400      (25,209,690)       (139,310)       (126,548)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
          --           2,139              --           5,273              --          235,795              --         203,529
          --              --              --              --              --               --              --              --
          --      (1,125,010)             --      (1,291,178)             --       (5,719,369)             --      (3,266,791)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
          --      (1,122,871)             --      (1,285,905)             --       (5,483,574)             --      (3,063,262)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
      75,788      (6,605,250)        (23,103)       (122,420)     (4,459,313)     (22,400,668)       (423,308)       (849,838)
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
   2,462,441      (2,131,477)     (1,700,492)     (1,356,001)    (17,793,059)     (37,228,390)       (865,533)     (2,620,829)
  36,737,497      38,868,974      25,668,943      27,024,944     101,700,990      138,929,380       4,132,678       6,753,507
------------    ------------     -----------    ------------    ------------     ------------      ----------     -----------
$ 39,199,938    $ 36,737,497     $23,968,451    $ 25,668,943    $ 83,907,931     $101,700,990      $3,267,145     $ 4,132,678
============    ============     ===========    ============    ============     ============      ==========     ===========
$ (1,394,220)   $ (1,457,616)    $   (23,418)   $    277,550    $    530,361     $    938,569      $    2,365     $        --
============    ============     ===========    ============    ============     ============      ==========     ===========

--------------------------------------------------------------------------------


================================================================================
                                                                              81

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      UBS                                        UBS
                                                          U.S. SMALL CAP GROWTH FUND                       U.S. BOND FUND
                                                      ------------------------------------          -------------------------------
                                                       SIX MONTHS ENDED        YEAR ENDED          SIX MONTHS ENDED      YEAR ENDED
                                                      DECEMBER 31, 2002         JUNE 30,          DECEMBER 31, 2001       JUNE 30,
                                                          (UNAUDITED)             2002              (UNAUDITED)             2002
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss) .................          $  (130,433)           $ (324,060)           $1,935,580          $4,478,203
Net realized gain (loss) .....................             (865,179)             (431,999)              497,750           1,921,383
   Change in net unrealized appreciation
     (depreciation) ..........................           (3,484,818)           (4,904,899)            2,145,909             925,071
                                                        -----------           -----------           -----------         -----------
   Net increase (decrease) in net assets
       from operations .......................           (4,480,430)           (5,660,958)            4,579,239           7,324,657
                                                        -----------           -----------           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
     Distributions from net investment income                    --                    --              (455,657)           (308,304)
     Distributions from net realized gains ...                   --               (61,112)                   --                  --
                                                        -----------           -----------           -----------         -----------
   Total Class A distributions ...............                   --               (61,112)             (455,657)           (308,304)
                                                        -----------           -----------           -----------         -----------
   Class B:
     Distributions from net investment income                    --                    --               (61,109)            (15,882)
     Distributions from net realized gains ...                   --                (3,713)                   --                  --
                                                        -----------           -----------           -----------         -----------
   Total Class B distributions ...............                   --                (3,713)              (61,109)            (15,882)
                                                        -----------           -----------           -----------         -----------
   Class C:
     Distributions from net investment income                    --                    --               (28,283)            (27,034)
     Distributions from net realized gains ...                   --                  (767)                   --                  --
                                                        -----------           -----------           -----------         -----------
   Total Class C distributions ...............                   --                  (767)              (28,283)            (27,034)
                                                        -----------           -----------           -----------         -----------
   Class Y:
     Distributions from net investment income                    --                    --            (1,572,372)         (5,307,109)
     Distributions from net realized gains ...                   --            (1,477,411)                   --                  --
                                                        -----------           -----------           -----------         -----------
   Total Class Y distributions ...............                   --            (1,477,411)           (1,572,372)         (5,307,109)
                                                        -----------           -----------           -----------         -----------
   UBS Investment Funds Class+
     Distributions from net investment income                    --                    --                    --             (38,696)
     Distributions from net realized gains ...                   --                    --                    --                  --
                                                        -----------           -----------           -----------         -----------
   Total UBS Investment Funds Class distributions                --                    --                    --             (38,696)
                                                        -----------           -----------           -----------         -----------
   Decrease in net assets from distributions .                   --            (1,543,003)           (2,117,421)         (5,697,025)
                                                        -----------           -----------           -----------         -----------
CAPITAL SHARE TRANSACTIONS BY CLASS:
   Class A:
     Shares sold .............................            3,212,742             2,179,415            16,044,009          20,944,347
     Shares issued on reinvestment of distributions              --                60,938               369,561             243,825
     Shares redeemed .........................           (1,398,210)             (366,992)           (11,881,279)        (2,899,216)
                                                        -----------           -----------           -----------         -----------
   Total Class A transactions ................            1,814,532             1,873,361             4,532,291          18,288,956
                                                        -----------           -----------           -----------         -----------
   Class B:
     Shares sold .............................              297,318               859,490             2,509,033           1,536,154
     Shares issued on reinvestment of distributions              --                 3,713                39,185               9,884
     Shares redeemed .........................             (169,707)             (153,113)             (693,333)           (143,152)
                                                        -----------           -----------           -----------         -----------
   Total Class B transactions ................              127,611               710,090             1,854,885           1,402,886
                                                        -----------           -----------           -----------         -----------
   Class C:
     Shares sold .............................              332,724               580,457             1,393,741           1,767,103
     Shares issued on reinvestment of distributions              --                   768                21,650              11,416
     Shares redeemed .........................              (42,389)             (133,522)             (848,215)           (634,562)
                                                        -----------           -----------           -----------         -----------
   Total Class C transactions ................              290,335               447,703               567,176           1,143,957
                                                        -----------           -----------           -----------         -----------
   Class Y:
     Shares sold .............................            6,342,508            24,755,474            15,105,294          273,440,239
     Shares issued on reinvestment of distributions              --             1,389,547             1,510,991           4,731,214
     Shares redeemed .........................           (7,916,502)          (27,169,494)          (11,765,826)       (282,313,285)
                                                        -----------           -----------           -----------         -----------
   Total Class Y transactions ................           (1,573,994)           (1,024,473)            4,850,459          (4,141,832)
                                                        -----------           -----------           -----------         -----------
   UBS Investment Funds Class+
     Shares sold .............................                   --               268,873                    --             207,611
     Shares issued on reinvestment of distributions              --                    --                    --              29,558
     Shares redeemed .........................                   --            (2,293,974)                   --          (3,107,604)
                                                        -----------           -----------           -----------         -----------
   Total UBS Investment Funds Class transactions                 --            (2,025,101)                   --          (2,870,435)
                                                        -----------           -----------           -----------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions .........              658,484               (18,420)           11,804,811          13,823,532
                                                        -----------           -----------           -----------         -----------
   INCREASE (DECREASE) IN NET ASSETS .........           (3,821,946)           (7,222,381)           14,266,629          15,451,164
   NET ASSETS, BEGINNING OF PERIOD ...........           39,172,379            46,394,760            80,845,738          65,394,574
                                                        -----------           -----------           -----------         -----------
   NET ASSETS, END OF PERIOD .................          $35,350,433           $39,172,379           $95,112,367         $80,845,738
                                                        ===========           ===========           ===========         ===========
   Net assets include accumulated undistributed
     net investment income (loss) ............          $  (130,433)          $        --            $  (76,118)        $   105,723
                                                        ===========           ===========           ===========         ===========

* For the period June 29, 2001, commencement of investment operations, to June 30, 2002.
+    UBS Investment Funds Class was liquidated effective November 9, 2001.


                 See accompanying notes to financial statements.

================================================================================
82

--------------------------------------------------------------------------------
THE UBS FUNDS -- FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                UBS                                   UBS                                     UBS
         HIGH YIELD FUND                    INTERNATIONAL EQUITY FUND                  U.S. VALUE EQUITY
  --------------------------------       --------------------------------       ---------------------------------
SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED        YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
DECEMBER 31, 2002       JUNE 30,       DECEMBER 31, 2002        JUNE 30,       DECEMBER 31, 2002       JUNE 30,
   (UNAUDITED)            2002            (UNAUDITED)             2002            (UNAUDITED)            2002*
---------------------------------------------------------------------------------------------------------------------
  $  6,973,080        $ 11,343,538       $    292,285       $   1,457,063          $   38,748          $   36,677
   (14,836,449)        (27,901,284)        (2,317,678)         (7,755,636)           (546,801)             41,135
   (76,130,905)          7,837,661        (12,119,212)          1,110,495            (263,794)           (348,860)
  ------------        ------------       ------------       -------------          ----------          -----------
   (83,994,274)         (8,720,085)       (14,144,605)         (5,188,078)           (771,847)           (271,048)
  ------------        ------------       ------------       -------------          ----------          -----------
    (3,143,983)         (4,859,620)          (102,615)            (36,545)             (6,981)                 --
            --                  --             (3,166)           (218,141)             (8,594)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
    (3,143,983)         (4,859,620)          (105,781)           (254,686)            (15,575)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
      (653,127)         (1,062,540)           (12,207)                 --              (2,449)                 --
            --                  --               (392)                 --              (5,316)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
      (653,127)         (1,062,540)           (12,599)                 --              (7,765)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
      (807,868)         (1,219,662)           (10,789)                (28)             (2,890)                 --
            --                  --               (354)               (166)             (5,570)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
      (807,868)         (1,219,662)           (11,143)               (194)             (8,460)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
    (2,648,857)         (5,509,093)        (4,107,868)         (2,957,696)            (32,891)                 --
            --                  --           (119,936)        (17,649,540)            (30,987)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
    (2,648,857)         (5,509,093)        (4,227,804)        (20,607,236)            (63,878)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
            --            (153,732)                --                  --                  --                  --
            --                  --                 --                  --                  --                  --
  ------------        ------------       ------------       -------------          ----------          -----------
            --            (153,732)                --                  --                  --                  --
  ------------        ------------       ------------       -------------          ----------          -----------
    (7,253,835)        (12,804,647)        (4,357,327)        (20,862,116)            (95,678)                 --
  ------------        ------------       ------------       -------------          ----------          -----------
    66,606,625          85,975,437          1,484,866          10,837,418           1,070,884             944,284
     1,439,438           2,162,926            100,144             241,742              14,112                  --
    (8,630,449)        (13,264,252)        (1,425,675)         (8,692,780)           (465,933)           (144,738)
  ------------        ------------       ------------       -------------          ----------          -----------
    59,415,614          74,874,111            159,335           2,386,380             619,063             799,546
  ------------        ------------       ------------       -------------          ----------          -----------
    17,097,678          23,835,512            195,881             137,033             731,114             353,289
       264,867             410,680             12,357                  --               7,755                  --
    (2,535,580)         (6,409,813)           (11,044)            (15,060)           (212,844)            (33,608)
  ------------        ------------       ------------       -------------          ----------          -----------
    14,826,965          17,836,379            197,194             121,973             526,025             319,681
  ------------        ------------       ------------       -------------          ----------          -----------
    16,835,733          23,894,164            176,550             708,527             639,965             256,183
       368,300             565,332             10,420                   1               2,916                  --
    (1,206,466)         (4,088,587)           (54,611)           (531,255)            (60,834)             (3,131)
  ------------        ------------       ------------       -------------          ----------          -----------
    15,997,567          20,370,909            132,359             177,273             582,047             253,052
  ------------        ------------       ------------       -------------          ----------          -----------
    41,832,598          93,174,128         59,270,940         776,370,655           2,306,425               4,355
     2,435,125           4,929,419          3,923,965          18,542,125              48,665                  --
   (16,847,477)       (104,801,747)       (57,668,693)       (863,839,409)           (139,400)                (49)
  ------------        ------------       ------------       -------------          ----------          -----------
    27,420,246          (6,698,200)         5,526,212         (68,926,629)          2,215,690               4,306
  ------------        ------------       ------------       -------------          ----------          -----------
            --              83,673                 --             231,701                  --                  --
            --             119,090                 --                  --                  --                  --
            --          (1,958,227)                --          (4,025,287)                 --                  --
  ------------        ------------       ------------       -------------          ----------          -----------
            --          (1,755,464)                --          (3,793,586)                 --                  --
  ------------        ------------       ------------       -------------          ----------          -----------
   117,660,392         104,627,735          6,015,100         (70,034,589)          3,942,825           1,376,585
  ------------        ------------       ------------       -------------          ----------          -----------
    26,412,283          83,103,003        (12,486,832)        (96,084,783)          3,075,300           1,105,537
   139,591,569          56,488,566        100,754,116         196,838,899           4,105,547           3,000,010
  ------------        ------------       ------------       -------------          ----------          -----------
  $166,003,852        $139,591,509       $ 88,267,284       $ 100,754,116          $7,180,847          $4,105,547
  ------------        ------------       ------------       -------------          ----------          -----------
  $    149,564        $    430,319       $   (465,326)      $   3,475,868          $   30,897          $   37,360
  ============        ============       ============       =============          ==========          ===========


================================================================================
                                                                              83

--------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                  SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2002    -------------------------------------------------------------
CLASS A                                             (UNAUDITED)        2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........        $10.60        $11.10        $11.20        $11.99        $12.75       $13.13
                                                        ------        ------        ------        ------        ------       ------
Income (loss) from investment operations:
   Net investment income .......................          0.04**        0.10**        0.22          0.19**        0.27         0.63
   Net realized and unrealized gain (loss) .....         (0.59)         0.40          0.31         (0.30)         0.25         0.32
                                                        ------        ------        ------        ------        ------       ------
      Total income (loss) from
         investment operations .................         (0.55)         0.50          0.53         (0.11)         0.52         0.95
                                                        ------        ------        ------        ------        ------       ------
Less distributions:
   Distributions from net investment income ....         (0.42)        (0.19)           --         (0.16)        (0.44)       (0.63)
   Distributions from net realized gains .......            --         (0.81)        (0.63)        (0.52)        (0.84)       (0.70)
                                                        ------        ------        ------        ------        ------       ------
      Total distributions ......................         (0.42)        (1.00)        (0.63)        (0.68)        (1.28)       (1.33)
                                                        ------        ------        ------        ------        ------       ------
Net asset value, end of period .................        $ 9.63        $10.60        $11.10        $11.20        $11.99       $12.75
                                                        ======        ======        ======        ======        ======       ======
Total return+ ..................................         (5.09)%++      4.84%         4.95%        (0.80)%        4.47%        7.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .........       $29,127        $6,914        $  237        $  202        $1,576       $1,163

   Ratio of gross expenses to average net assets          1.28%***      1.35%         1.30%         1.24%         1.21%        1.19%
   Ratio of net investment income to
      average net assets .......................          0.74%***      0.98%         1.52%         1.74%         1.98%        2.45%
   Portfolio turnover rate .....................            43%          116%          115%           98%          105%          88%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED              FOR THE
                                                                                       DECEMBER 31, 2002           PERIOD ENDED
CLASS B                                                                                    (UNAUDITED)             JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........................................            $   10.52                 $   11.21
                                                                                            ---------                 ---------
Income from investment operations:
   Net investment income .......................................................                 0.00**                    0.12**
   Net realized and unrealized gain (loss) .....................................                (0.58)                     0.19
                                                                                            ---------                 ---------
      Total income (loss) from investment operations ...........................                (0.58)                     0.31
                                                                                            ---------                 ---------
Less distributions:
   Distributions from net investment income ....................................                (0.40)                    (0.19)
   Distributions from net realized gains .......................................                   --                     (0.81)
                                                                                            ---------                 ---------
      Total distributions ......................................................                (0.40)                    (1.00)
                                                                                            ---------                 ---------
Net asset value, end of period .................................................            $    9.54                 $   10.52
                                                                                            =========                 =========
Total return+ ..................................................................                (5.41)%++                  3.00%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .........................................            $   7,089                 $   1,570
   Ratio of gross expenses to average net assets ...............................                 2.03%***                  2.10%***
   Ratio of net investment income to average net assets ........................                (0.01)%***                 2.17%***
   Portfolio turnover rate .....................................................                   43%                      116%
------------------------------------------------------------------------------------------------------------------------------------

* For the period December 13, 2001(commencement of issuance) through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
++   The return is non-annualized.
+    The returns do not include sales charges.


================================================================================
                See accompanying notes to financial statements.

UBS GLOBAL ALLOCATION FUND--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        SIX MONTHS ENDED                FOR THE
                                                                                        DECEMBER 31, 2002             PERIOD ENDED
CLASS C                                                                                    (UNAUDITED)               JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................            $    10.54                 $    11.10
                                                                                           ----------                 ----------
Income (loss) from investment operations:
   Net investment income ......................................................                  0.00**                     0.11**
   Net realized and unrealized gain (loss) ....................................                 (0.58)                      0.33
                                                                                           ----------                 ----------
      Total income (loss) from investment operations ..........................                 (0.58)                      0.44
                                                                                           ----------                 ----------
Less distributions:
   Distributions from net investment income ...................................                 (0.41)                     (0.19)
   Distributions from net realized gains ......................................                    --                      (0.81)
                                                                                           ----------                 ----------
      Total distributions .....................................................                 (0.41)                     (1.00)
                                                                                           ----------                 ----------
Net asset value, end of period ................................................            $     9.55                 $    10.54
                                                                                           ==========                 ==========
Total return+ .................................................................                 (5.45)%(o)                  4.23%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ........................................            $   12,456                 $    1,525
   Ratio of gross expenses to average net assets ..............................                  2.01%***                   2.10%***
   Ratio of net investment income to average net assets .......................                  0.01%***                   1.77%***
   Portfolio turnover rate ....................................................                    43%                       116%
------------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002 -----------------------------------------------------------------
CLASS Y                                             (UNAUDITED)     2002          2001          2000          1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $  10.69      $  11.18      $  11.25      $  12.02      $  12.77      $  13.13
                                                   --------      --------      --------      --------      --------      --------
Income (loss) from investment operations:
   Net investment income .......................       0.05**        0.13**        0.25          0.23**        0.30          0.37
   Net realized and unrealized gain (loss) .....      (0.60)         0.38          0.31         (0.30)         0.25          0.62
                                                   --------      --------      --------      --------      --------      --------
      Total income (loss) from
         investment operations .................      (0.55)         0.51          0.56         (0.07)         0.55          0.99
                                                   --------      --------      --------      --------      --------      --------
Less distributions:
   Distributions from net investment income ....      (0.43)        (0.19)           --         (0.18)        (0.46)        (0.65)
   Distributions from net realized gains .......         --         (0.81)        (0.63)        (0.52)        (0.84)        (0.70)
                                                   --------      --------      --------      --------      --------      --------
      Total distributions ......................      (0.43)        (1.00)        (0.63)        (0.70)        (1.30)        (1.35)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period .................   $   9.71      $  10.69      $  11.18      $  11.25      $  12.02      $  12.77
                                                   ========      ========      ========      ========      ========      ========
Total return++ .................................      (5.06)%(o)     4.91%         5.20%        (0.48)%        4.76%         8.28%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .........   $148,548      $165,630      $156,130      $284,229      $469,080      $667,745

   Ratio of gross expenses to average net assets       1.08%***      1.10%         1.05%         0.99%         0.96%         0.94%
   Ratio of net investment income to
      average net assets .......................       0.94%***      1.24%         1.77%         1.99%         2.23%         2.70%
   Portfolio turnover rate .....................         43%          116%          115%           98%          105%           88%
-----------------------------------------------------------------------------------------------------------------------------------

* For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
+    The returns do not include sales charges.
++   Class Y does not have sales charges.

================================================================================

                See accompanying notes to financial statements.

UBS GLOBAL EQUITY FUND--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002 -----------------------------------------------------------------
CLASS A                                             (UNAUDITED)     2002          2001          2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $   9.37      $  10.61      $  12.44      $  13.40      $  12.53      $  12.76
                                                   --------      --------      --------      --------      --------      --------
Income (loss) from investment operations:
   Net investment income .......................       0.03**        0.04**        0.07          0.04**        0.10**        0.13
   Net realized and unrealized gain (loss) .....      (1.07)        (0.88)        (0.56)         0.27          1.09          0.82
                                                   --------      --------      --------      --------      --------      --------
      Total income (loss) from
         investment operations .................      (1.04)        (0.84)        (0.49)         0.31          1.19          0.95
                                                   --------      --------      --------      --------      --------      --------
Less distributions:
   Distributions from net investment income ....      (0.25)        (0.06)        (0.02)        (0.06)        (0.14)        (0.13)
   Distributions from net realized gains .......         --         (0.34)        (1.32)        (1.21)        (0.18)        (1.05)
                                                   --------      --------      --------      --------      --------      --------
      Total distributions ......................      (0.25)        (0.40)        (1.34)        (1.27)        (0.32)        (1.18)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period .................   $   8.08      $   9.37      $  10.61      $  12.44      $  13.40      $  12.53
                                                   ========      ========      ========      ========      ========      ========
Total return+ ..................................     (11.14)%++     (8.05)%       (4.45)%        2.49%         9.80%         8.60%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .........   $ 13,183      $ 15,173      $    302      $    224      $    220      $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ..................       1.49%***      1.47%         1.37%         1.33%         1.30%         1.27%
      After expense reimbursement
         and earnings credits ..................       1.25%***      1.25%         1.25%         1.25%         1.25%         1.25%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement
         and earnings credits ..................       0.50%***      0.17%         0.65%         0.23%         0.80%         1.04%
      After expense reimbursement
         and earnings credits ..................       0.74%***      0.39%         0.77%         0.31%         0.85%         1.06%
   Portfolio turnover rate .....................         25%          117%           81%          111%           86%           46%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED            FOR THE
                                                                                          DECEMBER 31, 2002          PERIOD ENDED
CLASS B                                                                                       (UNAUDITED)           JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................................             $  9.34                  $ 10.17
                                                                                               -------                  -------
Income (loss) from investment operations:
   Net investment income .........................................................                0.00**                   0.05**
   Net realized and unrealized loss ..............................................               (1.07)                   (0.48)
                                                                                               -------                  -------
      Total loss from investment operations ......................................               (1.07)                   (0.43)
                                                                                               -------                  -------
Less distributions:
   Distributions from net investment income ......................................               (0.23)                   (0.06)
   Distributions from net realized gains .........................................                  --                    (0.34)
                                                                                               -------                  -------
      Total distributions ........................................................               (0.23)                   (0.40)
                                                                                               -------                  -------
Net asset value, end of period ...................................................             $  8.04                  $  9.34
                                                                                               =======                  =======
Total return+ ....................................................................              (11.50)%++                (4.38)%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...........................................             $   787                  $   418
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ..........................                2.21%***                 2.25%***
      After expense reimbursement and earnings credits ...........................                2.00%***                 2.00%***
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits ..........................               (0.22)%***                0.72%***
      After expense reimbursement and earnings credits ...........................               (0.01)%***                0.97%***
   Portfolio turnover rate .......................................................                  25%                     117%
------------------------------------------------------------------------------------------------------------------------------------

* For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
++   The return is non-annualized.
+    The returns do not include sales charges.


================================================================================
                 See accompanying notes to financial statements.

UBS GLOBAL EQUITY FUND--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                                                           SIX MONTHS ENDED            FOR THE
                                                                                          DECEMBER 31, 2002         PERIOD ENDED
CLASS C                                                                                      (UNAUDITED)           JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................................             $  9.33                  $ 10.18
                                                                                               -------                  -------
Income (loss) from investment operations:
   Net investment income .........................................................                0.00**                   0.04**
   Net realized and unrealized loss ..............................................               (1.07)                   (0.49)
                                                                                               -------                  -------
      Total loss from investment operations ......................................               (1.07)                   (0.45)
                                                                                               -------                  -------
Less distributions:
   Distributions from net investment income ......................................               (0.24)                   (0.06)
   Distributions from net realized gains .........................................                  --                    (0.34)
                                                                                               -------                  -------
      Total distributions ........................................................               (0.24)                   (0.40)
                                                                                               -------                  -------
Net asset value, end of period ...................................................             $  8.02                  $  9.33
                                                                                               =======                  =======
Total return+ ....................................................................              (11.43)%(o)               (4.57)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...........................................             $   971                  $   351
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ..........................                2.16%***                 2.23%***
      After expense reimbursement and earnings credits ...........................                2.00%***                 2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ..........................               (0.17)%***                0.55%***
      After expense reimbursement and earnings credits ...........................               (0.01)%***                0.78%***
   Portfolio turnover rate .......................................................                  25%                     117%
------------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002 -----------------------------------------------------------------
CLASS Y                                             (UNAUDITED)     2002          2001         2000          1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $  9.47      $  10.68      $ 12.47      $  13.42       $ 12.54     $ 12.76
                                                     -------      --------      -------      --------       -------     -------
Income (loss) from investment operations:
   Net investment income .........................      0.04**        0.06**       0.09          0.07**        0.14**      0.22
   Net realized and unrealized gain (loss) .......     (1.08)        (0.87)       (0.54)         0.27          1.09        0.78
                                                     -------      --------      -------      --------       -------     -------
      Total income (loss) from
         investment operations ...................     (1.04)        (0.81)       (0.45)         0.34          1.23        1.00
                                                     -------      --------      -------      --------       -------     -------
Less distributions:
   Distributions from net investment income ......     (0.27)        (0.06)       (0.02)        (0.08)        (0.17)      (0.17)
   Distributions from net realized gains .........        --         (0.34)       (1.32)        (1.21)        (0.18)      (1.05)
                                                     -------      --------      -------      --------       -------     -------
      Total distributions ........................     (0.27)        (0.40)       (1.34)        (1.29)        (0.35)      (1.22)
                                                     -------      --------      -------      --------       -------     -------
Net asset value, end of period ...................   $  8.16       $  9.47      $ 10.68      $  12.47       $ 13.42     $ 12.54
                                                     =======      ========      =======      ========       =======     =======
Total return++ ...................................    (10.99)%(o)    (7.71)%      (4.07)%        2.69%        10.14%       8.99%
Ratios/Supplemental data:
Net assets, end of period (in 000s) ..............   $41,656       $40,714      $49,306       $40,538       $42,106     $22,724

   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ....................      1.23%***      1.19%        1.12%         1.08%         1.05%       1.02%
      After expense reimbursement
         and earnings credits ....................      1.00%***      1.00%        1.00%         1.00%         1.00%       1.00%
   Ratio of net investment income
      to average net assets:
      Before expense reimbursement
         and earnings credits ....................      0.76%***      0.45%        0.90%         0.48%         1.05%       1.29%
      After expense reimbursement
         and earnings credits ....................      0.99%***      0.64%        1.02%         0.56%         1.10%       1.31%
   Portfolio turnover rate .......................        25%          117%          81%          111%           86%         46%
------------------------------------------------------------------------------------------------------------------------------------

* For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
+    The returns do not include sales charges.
++   Class Y does not have sales charges.

================================================================================

                See accompanying notes to financial statements.

UBS GLOBAL BOND FUND--FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                      SIX MONTHS ENDED                        YEAR ENDED JUNE 30,
                                                      DECEMBER 31, 2002    --------------------------------------------------------
CLASS A                                                   (UNAUDITED)      2002         2001        2000          1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................      $ 9.01       $ 8.58       $ 9.09       $ 9.16       $ 9.40      $ 9.64
                                                            ------       ------       ------       ------       ------      ------
Income (loss) from investment operations:
   Net investment income .............................        0.12**       0.17**       0.33**       0.37**       0.37**      0.42**
   Net realized and unrealized gain (loss) ...........        0.60         0.43        (0.72)       (0.43)       (0.07)      (0.20)
                                                            ------       ------       ------       ------       ------      ------
      Total income (loss) from
         investment operations .......................        0.72         0.60        (0.39)       (0.06)        0.30        0.22
                                                            ------       ------       ------       ------       ------      ------
Less distributions:
   Distributions from and in excess of
      net investment income ..........................       (0.12)         --         (0.06)         --         (0.46)      (0.29)
   Distributions from net realized gains .............          --           --           --        (0.01)       (0.08)      (0.17)
Distributions from return of capital .................          --        (0.17)          --           --           --          --
                                                            ------       ------       ------       ------       ------      ------
      Total distributions ............................       (0.12)       (0.17)       (0.06)       (0.01)       (0.54)      (0.46)
                                                            ------       ------       ------       ------       ------      ------
Net asset value, end of period .......................      $ 9.61       $ 9.01       $ 8.64       $ 9.09       $ 9.16      $ 9.40
                                                            ======       ======       ======       ======       ======      ======
Total return+ ........................................        8.03%(o)     7.18%       (4.27)%      (0.66)%       2.89%       2.37%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............      $2,837       $1,925       $    3       $    1       $1,085      $    9

   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................        1.67%***     1.49%***     1.37%        1.30%        1.15%       1.21%
      After expense reimbursement
         and earnings credits ........................        1.15%***     1.15%***     1.15%        1.19%++      1.15%       1.15%
   Ratio of net investment income to average net assets:
      Before expense reimbursement
         and earnings credits ........................        2.15%***     2.72%***     3.60%        4.09%        3.80%       4.22%
      After expense reimbursement
         and earnings credits ........................        2.67%***     3.06%***     3.82%        4.20%        3.80%       4.28%
   Portfolio turnover rate ...........................          52%         157%         165%          87%         138%        151%

                                                                                           SIX MONTHS ENDED            FOR THE
                                                                                          DECEMBER 31, 2002         PERIOD ENDED
CLASS B                                                                                       (UNAUDITED)          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................            $  9.01                 $  8.35
                                                                                                -------                 -------
Income from investment operations:
   Net investment income ...........................................................               0.09**                  0.11**
   Net realized and unrealized gain ................................................               0.59                    0.69
                                                                                                -------                 -------
      Total income from investment operations ......................................               0.68                    0.80
                                                                                                -------                 -------
Less distributions:
   Distributions from and in excess of net investment income .......................              (0.08)                     --
   Distributions from return of capital ............................................                 --                   (0.14)
                                                                                                -------                 -------
Net asset value, end of period .....................................................            $  9.61                 $  9.01
                                                                                                =======                 =======
Total return+ ......................................................................               7.64%(o)                9.67%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .............................................            $   953                 $   392
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ............................               2.43%***                2.25%***
      After expense reimbursement and earnings credits .............................               1.90%***                1.90%***
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits ............................               1.39%***                1.94%***
      After expense reimbursement and earnings credits .............................               1.92%***                2.29%***
   Portfolio turnover rate .........................................................                 52%                    157%
---------------------------------------------------------------------------------------------------------------------------------

* On July 2, 2001 Class A (formerly Class N) was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance) for Class A and B respectively, through June 30, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
+    The returns do not include sales charges.
++ The ratio of net operating expenses to average net assets for Class A was 1.15%.

===============================================================================

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
UBS GLOBAL BOND FUND--FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            FOR THE PERIOD ENDED
                                                              DECEMBER 31, 2002
CLASS C                                                          (UNAUDITED)*
-------------------------------------------------------------------------------
Net asset value, beginning of period ..........................     $  9.00
                                                                    -------
Income (loss) from investment operations:

   Net investment income ......................................        0.10**
   Net realized and unrealized gain ...........................        0.60
                                                                    -------
      Total income from investment operations .................        0.70
                                                                    -------
Less distributions:

   Distributions from net investment income ...................       (0.10)
                                                                    -------
Net asset value, end of period ................................     $  9.60
                                                                    =======
Total return+ .................................................        7.79%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ........................     $   345
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .......        2.23%***
      After expense reimbursement and earnings credits ........        1.65%***
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits .......        1.59%***
      After expense reimbursement and earnings credits ........        2.17%***
   Portfolio turnover rate ....................................          52%
-------------------------------------------------------------------------------


                                                       SIX MONTHS ENDED                     YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 2002   ---------------------------------------------------------
CLASS Y                                                   (UNAUDITED)      2002         2001        2000          1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................    $  9.79       $ 8.57       $ 9.01       $ 9.18      $  9.41      $  9.64
                                                          -------      -------      -------      -------      -------      -------
Income (loss) from investment operations:
   Net investment income .............................       0.15**       0.31**       0.36**       0.40**       0.39**       0.43**
   Net realized and unrealized gain (loss) ...........       0.65         1.09        (0.72)       (0.43)       (0.07)       (0.18)
                                                          -------      -------      -------      -------      -------      -------
      Total income (loss) from
         investment operations .......................       0.80         1.40        (0.36)       (0.03)        0.32         0.25
                                                          -------      -------      -------      -------      -------      -------
Less distributions:
   Distributions from and in excess of
      net investment income ..........................      (0.13)          --        (0.08)       (0.13)       (0.47)       (0.31)
   Distributions from net realized gains .............         --           --           --        (0.01)       (0.08)       (0.17)
   Distributions from return of capital ..............         --        (0.18)          --           --           --           --
                                                          -------      -------      -------      -------      -------      -------
      Total distributions ............................      (0.13)       (0.18)       (0.08)       (0.14)       (0.55)       (0.48)
                                                          -------      -------      -------      -------      -------      -------
Net asset value, end of period .......................    $ 10.46      $  9.79      $  8.57      $  9.01      $  9.18      $  9.41
                                                          =======      =======      =======      =======      =======      =======
Total return++ .......................................       8.22%(o)    16.57%       (4.02)%      (0.34)%       3.13%        2.69%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............    $35,065      $34,421      $37,822      $43,467      $92,832      $91,274

   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.41%***     1.17%        1.12%        1.05%        0.90%        0.96%
      After expense reimbursement
         and earnings credits ........................       0.90%***     0.90%        0.90%        0.94%#       0.90%        0.90%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement
         and earnings credits ........................       2.41%***     3.14%        3.85%        4.34%        4.05%        4.47%
      After expense reimbursement
         and earnings credits ........................       2.92%***     3.41%        4.07%        4.45%        4.05%        4.53%
   Portfolio turnover rate ...........................         52%         157%         165%          87%         138%         151%
------------------------------------------------------------------------------------------------------------------------------------

* For the period July 2, 2002 (commencement of reissuance) through December 31, 2002.
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized
+    The returns do not include sales charges.
++   Class Y does not have sales charges.
# The ratio of net operating expenses to average net assets for Class Y was 0.90%.

================================================================================
                See accompanying notes to financial statements.

UBS U.S. BALANCED FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                       SIX MONTHS ENDED                     YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 2002   ---------------------------------------------------------
CLASS A                                                   (UNAUDITED)       2002        2001        2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................   $   9.04        $  9.38      $  8.57     $  9.38      $ 12.27     $ 12.53
                                                         --------        -------      -------     -------      --------    -------
Income (loss) from investment operations:
   Net investment income .............................       0.09**         0.20**       0.28        0.23**        0.29**     0.47**
   Net realized and unrealized gain (loss) ...........      (0.44)         (0.25)        0.89       (0.74)         0.18       0.94
                                                         --------        -------      -------     -------      --------    -------
      Total income (loss) from
         investment operations .......................      (0.35)         (0.05)        1.17       (0.51)         0.47       1.41
                                                         --------        -------      -------     -------      --------    -------
Less distributions:
   Distributions from net investment income ..........      (0.19)         (0.29)       (0.36)      (0.24)        (0.71)     (0.73)
   Distributions from net realized gains .............         --             --           --       (0.06)        (2.65)     (0.94)
                                                         --------        -------      -------     -------      --------    -------
      Total distributions ............................      (0.19)         (0.29)       (0.36)      (0.30)        (3.36)     (1.67)
                                                         --------        -------      -------     -------      --------    -------
Net asset value, end of period .......................   $   8.50        $  9.04      $  9.38     $  8.57      $   9.38    $ 12.27
                                                         ========        =======      =======     =======      ========    =======
Total return+ ........................................      (3.85)%(o)     (0.60)%      13.89%      (5.39)%        4.17%     12.15%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............   $  2,903        $ 2,583      $     1     $     1      $      1    $     1
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.60%***       1.57%        1.39%       1.26%         1.21%      1.06%
      After expense reimbursement
         and earnings credits ........................       1.05%***       1.05%        1.05%       1.06%++       1.05%      1.05%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.42%***       1.63%        2.81%       2.55%         2.75%      3.63%
      After expense reimbursement
         and earnings credits ........................       1.97%***       2.15%        3.15%       2.75%         2.91%      3.64%
   Portfolio turnover rate ...........................         58%           147%         159%         96%          113%       194%
------------------------------------------------------------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED          FOR THE
                                                                           DECEMBER 31, 2002       PERIOD ENDED
CLASS B                                                                        (UNAUDITED)        JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................    $    9.00            $   9.39
                                                                               ---------            --------
Income (loss) from investment operations:
   Net investment income ..................................................         0.05**              0.08**
   Net realized and unrealized loss .......................................        (0.42)              (0.19)
                                                                               ---------            --------
      Total loss from investment operations ...............................        (0.37)              (0.11)
                                                                               ---------            --------
Less distributions:
   Distributions from net investment income ...............................        (0.17)              (0.28)
                                                                               ---------            --------
Net asset value, end of period ............................................    $    8.46            $   9.00
                                                                               =========            ========
Total return+ .............................................................        (4.17)%(o)          (1.18)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ....................................    $   1,989            $    913
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ...................         2.28%***            2.41%***
      After expense reimbursement and earnings credits ....................         1.80%***            1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ...................         0.74%***            0.69%***
      After expense reimbursement and earnings credits ....................         1.22%***            1.30%***
   Portfolio turnover rate ................................................           58%                147%
------------------------------------------------------------------------------------------------------------------

 * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

 +  The returns do not include sales charges.

++ The ratio of net operating expenses to average net assets for Class A was 1.05%.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. BALANCED FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                           SIX MONTHS ENDED          FOR THE
                                                                          DECEMBER 31, 2002       PERIOD ENDED
CLASS C                                                                       (UNAUDITED)        JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................................       $  9.01              $  9.36
                                                                                -------              -------
Income (loss) from investment operations:
   Net investment income ................................................          0.05**               0.08**
   Net realized and unrealized loss .....................................         (0.43)               (0.15)
                                                                                -------              -------
      Total loss from investment operations .............................         (0.38)               (0.07)
                                                                                -------              -------
Less distributions:
   Distributions from net investment income .............................         (0.17)               (0.28)
                                                                                -------              -------
Net asset value, end of period ..........................................       $  8.46              $  9.01
                                                                                =======              =======
Total return+ ...........................................................         (4.25)%(o)           (0.76)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..................................       $ 1,071              $   402
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .................          2.37%***             2.37%***
      After expense reimbursement and earnings credits ..................          1.80%***             1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits .................          0.65%***             0.75%***
      After expense reimbursement and earnings credits ..................          1.22%***             1.32%***
   Portfolio turnover rate ..............................................            58%                 147%
-----------------------------------------------------------------------------------------------------------------

                                                       SIX MONTHS ENDED                     YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 2002   ---------------------------------------------------------
CLASS Y                                                   (UNAUDITED)       2002        2001        2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................   $   9.09        $  9.41      $  8.59     $  9.38      $  12.24    $ 12.53
                                                         --------        -------      -------     -------      --------    -------
Income (loss) from investment operations:
   Net investment income .............................       0.10**         0.24**       0.31          0.26**      0.34**     0.49**
   Net realized and unrealized gain (loss) ...........      (0.43)         (0.27)        0.89         (0.74)       0.18       0.93
                                                         --------        -------      -------     -------      --------    -------
      Total income (loss) from
         investment operations .......................      (0.33)         (0.03)        1.20       (0.48)         0.52       1.42
                                                         --------        -------      -------     -------      --------    -------
Less distributions:
   Distributions from net investment income ..........      (0.21)         (0.29)       (0.38)      (0.25)        (0.73)     (0.77)
   Distributions from net realized gains .............         --             --           --       (0.06)        (2.65)     (0.94)
                                                         --------        -------      -------     -------      --------    -------
      Total distributions ............................      (0.21)          0.29)       (0.38)      (0.31)        (3.38)     (1.71)
                                                         --------        -------      -------     -------      --------    -------
Net asset value, end of period .......................   $   8.55        $  9.09      $  9.41     $  8.59      $   9.38    $ 12.24
                                                         ========        =======      =======     =======      ========    =======
Total return++ .......................................      (3.65)%(o)     (0.36)%      14.18%      (5.07)%        4.74%     12.19%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............   $ 18,005        $21,771      $25,719     $11,136      $ 37,603    $80,556
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.41%***       1.24%        1.14%       1.01%         0.96%      0.81%
      After expense reimbursement
         and earnings credits ........................       0.80%***       0.80%        0.80%       0.81%#        0.80%      0.80%
   Ratio of net investment income to
      average net assets:
   Before expense reimbursement
      and earnings credits ...........................       1.61%***       2.17%        3.06%       2.80%         3.00%      3.88%
   After expense reimbursement
      and earnings credits ...........................       2.22%***       2.61%        3.40%       3.00%         3.16%      3.89%
   Portfolio turnover rate ...........................         58%           147%         159%         96%          113%       194%
------------------------------------------------------------------------------------------------------------------------------------

* For the period November 6, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

++  Class Y does not have sales charges.

# The ratio of net operating expenses to average net assets for Class Y was 0.80%.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. EQUITY FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                       SIX MONTHS ENDED                     YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 2002   ---------------------------------------------------------
CLASS A                                                   (UNAUDITED)       2002        2001        2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................   $  13.94        $  15.97     $ 15.97     $   21.39     $ 19.88    $ 17.64
                                                         --------        --------     -------     -------      --------    -------
Income (loss) from investment operations:
   Net investment income .............................       0.06**          0.08**      0.08**      0.13**        0.08**     0.15
   Net realized and unrealized gain (loss) ...........      (1.45)          (1.38)       1.56       (3.75)         2.67       3.37
                                                         --------        --------     -------     -------      --------    -------
      Total income (loss) from
         investment operations .......................      (1.39)          (1.30)       1.64       (3.62)         2.75       3.52
                                                         --------        --------     -------     -------      --------    -------
Less distributions:
   Distributions from net investment income ..........      (0.07)          (0.04)      (0.29)      (0.03)        (0.12)     (0.15)
   Distributions from net realized gains .............      (0.38)          (0.69)      (1.35)      (1.77)        (1.12)     (1.13)
                                                         --------        --------     -------     -------      --------    -------
      Total distributions ............................      (0.45)          (0.73)      (1.64)      (1.80)        (1.24)     (1.28)
                                                         --------        --------     -------     -------      --------    -------
Net asset value, end of period .......................   $  12.10        $  13.94     $ 15.97     $ 15.97      $  21.39    $ 19.88
                                                         ========        ========     =======     =======      ========    =======
Total return+ ........................................     (10.01)%(o)      (8.41)%     10.63%     (17.24)%       14.75%     21.10%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............   $  4,237        $ 13,698     $ 7,067     $ 7,191      $  7,563    $   268
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.30%***        1.19%       1.17%       1.09%         1.05%      1.05%
      After expense reimbursement
         and earnings credits ........................       1.05%***        1.05%       1.05%       1.05%         1.05%      1.05%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement
         and earnings credits ........................       0.69%***        0.40%       0.37%       0.64%         0.57%      0.87%
      After expense reimbursement
         and earnings credits ........................       0.94%***        0.54%       0.49%       0.68%         0.57%      0.87%
   Portfolio turnover rate ...........................         17%             60%         54%         55%           48%        42%
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS B                                                                          (UNAUDITED)        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................................     $  13.87               $ 14.76
                                                                                 --------               -------
Income (loss) from investment operations:
   Net investment income ...................................................         0.01**                0.06**
   Net realized and unrealized loss ........................................        (1.43)                (0.22)
                                                                                 --------               -------
      Total loss from investment operations ................................        (1.42)                (0.16)
                                                                                 --------               -------
Less distributions:
   Distributions from net investment income ................................        (0.08)                (0.04)
   Distributions from net realized gains ...................................        (0.38)                (0.69)
                                                                                 --------               -------
      Total distributions ..................................................        (0.46)                (0.73)
                                                                                 --------               -------
Net asset value, end of period .............................................     $  11.99               $ 13.87
                                                                                 ========               =======
Total return+ ..............................................................       (10.30)%(o)            (1.39)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .....................................     $    442               $   223
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ....................         2.01%***              1.99%***
      After expense reimbursement and earnings credits .....................         1.80%***              1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ....................        (0.02)%***             0.46%***
      After expense reimbursement and earnings credits .....................         0.19%***              0.65%***
   Portfolio turnover rate .................................................           17%                   60%
--------------------------------------------------------------------------------------------------------------------

* For the period November 5, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. EQUITY FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS C                                                                          (UNAUDITED)        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................................       $  13.88               $  15.20
                                                                                 --------               --------
Income (loss) from investment operations:
   Net investment income .................................................           0.01**                 0.07**
   Net realized and unrealized loss ......................................          (1.43)                 (0.66)
                                                                                 --------               --------
      Total loss from investment operations ..............................          (1.42)                 (0.59)
                                                                                 --------               --------
Less distributions:
   Distributions from net investment income ..............................          (0.10)                 (0.04)
   Distributions from net realized gains .................................          (0.38)                 (0.69)
                                                                                 --------               --------
      Total distributions ................................................          (0.48)                 (0.73)
                                                                                 --------               --------
Net asset value, end of period ...........................................       $  11.98               $  13.88
                                                                                 ========               ========
Total return+ ............................................................         (10.26)%(o)             (4.18)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...................................       $    290               $     70
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ..................           2.00%***               1.97%***
      After expense reimbursement and earnings credits ...................           1.80%***               1.80%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ..................          (0.01)%***              0.56%***
      After expense reimbursement and earnings credits ...................           0.19%***               0.73%***
   Portfolio turnover rate ...............................................             17%                    60%
--------------------------------------------------------------------------------------------------------------------

                                                       SIX MONTHS ENDED                     YEAR ENDED JUNE 30,
                                                       DECEMBER 31, 2002   ---------------------------------------------------------
CLASS Y                                                   (UNAUDITED)       2002        2001        2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................   $  14.07        $  16.07     $  16.07    $  21.48     $   19.91   $  17.64
                                                         --------        --------     --------    --------     ---------   --------
Income (loss) from investment operations:
   Net investment income .............................       0.08**          0.12**       0.12**      0.16**        0.17**     0.19
   Net realized and unrealized gain (loss) ...........      (1.45)          (1.39)        1.57       (3.75)         2.67       3.39
                                                         --------        --------     --------    --------     ---------   --------
      Total income (loss) from
         investment operations .......................      (1.37)          (1.27)        1.69       (3.59)         2.84       3.58
                                                         --------        --------     --------    --------     ---------   --------
Less distributions:
   Distributions from net investment income ..........      (0.14)          (0.04)       (0.34)      (0.05)        (0.15)     (0.18)
   Distributions from net realized gains .............      (0.38)          (0.69)       (1.35)      (1.77)        (1.12)     (1.13)
                                                         --------        --------     --------    --------     ---------   --------
      Total distributions ............................      (0.52)          (0.73)       (1.69)      (1.82)        (1.27)     (1.31)
                                                         --------        --------     --------    --------     ---------   --------
Net asset value, end of period .......................   $  12.18        $  14.07     $  16.07    $  16.07     $  21.48    $  19.91
                                                         ========        ========     ========    ========     =========   ========
Total return++ .......................................      (9.79)%(o)      (8.17)%      10.88%     (17.00)%      15.22%      21.48%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...............   $ 78,939        $ 87,710     $125,997    $167,870     $713,321    $605,768
   Ratio of expenses to average net assets:
      Before expense reimbursement
         and earnings credits ........................       1.03%***        0.93%        0.92%       0.84%        0.80%       0.80%
      After expense reimbursement
         and earnings credits ........................       0.80%***        0.80%        0.80%       0.80%        0.80%       0.80%
   Ratio of net investment income to
      average net assets:
      Before expense reimbursement
         and earnings credits ........................       0.96%***        0.66%        0.62%       0.89%        0.82%       1.12%
      After expense reimbursement
         and earnings credits ........................       1.19%***        0.79%        0.74%       0.93%        0.82%       1.12%
   Portfolio turnover rate ...........................         17%             60%          54%         55%          48%         42%
------------------------------------------------------------------------------------------------------------------------------------

* For the period November 13, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

++  Class Y does not have sales charges.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP GROWTH FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                             SIX MONTHS
                                                               ENDED                   YEAR ENDED JUNE 30,            FOR THE
                                                          DECEMBER 31, 2002   -----------------------------------   PERIOD ENDED
CLASS A                                                      (UNAUDITED)        2002         2001        2000      JUNE 30, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................  $   6.38         $   8.90       $ 15.20    $ 13.88        $ 11.84
                                                            --------         --------       -------    -------        -------
Income (loss) from investment operations:
   Net investment loss ...................................      0.00**          (0.02)**      (0.07)     (0.02)**       (0.01)
   Net realized and unrealized gain (loss) ...............     (0.68)           (2.45)        (4.32)      2.29           2.05
                                                            --------         --------       -------    -------        -------
         Total income (loss) from investment operations ..     (0.68)           (2.47)        (4.39)      2.27           2.04
                                                            --------         --------       -------    -------        -------
Less distributions:
   Distributions from net realized gains .................       --             (0.05)        (1.91)     (0.95)            --
                                                            --------         --------       -------    -------        -------
Net asset value, end of period ...........................  $   5.70         $   6.38       $  8.90    $ 15.20        $ 13.88
                                                            ========         ========       =======    =======        =======
Total return+ ............................................    (10.66)%(o)      (27.89)%      (31.59)%    17.18 %        17.23%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...................  $    920         $  1,155       $     1    $     1        $     1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ..      4.07%***         2.51%         1.59%      2.11%          2.63%***
      After expense reimbursement and earnings credits ...      1.05%***         1.05%         1.05%      1.05%          1.05%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits ..     (2.90)%***       (1.71)%       (0.91)%    (1.22)%        (1.51)%***
      After expense reimbursement and earnings credits ...      0.12%***        (0.25)%       (0.37)%    (0.16)%         0.07%***
   Portfolio turnover rate ...............................        42%              93%           56%           86%         51%
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS B                                                                          (UNAUDITED)        JUNE 30, 2002++
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................................     $   6.36              $   7.86
                                                                                 --------              --------
Income (loss) from investment operations:
   Net investment loss .....................................................        (0.02)**              (0.05)**
   Net realized and unrealized loss ........................................        (0.68)                (1.40)
                                                                                 --------              --------
         Total loss from investment operations .............................        (0.70)                (1.45)
                                                                                 --------              --------
Less distributions:
   Distributions from net realized gains ...................................           --                 (0.05)
                                                                                 --------              --------
Net asset value, end of period .............................................     $   5.66              $   6.36
                                                                                 ========              ========
Total return+ ..............................................................       (11.01)%(o)           (18.61)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .....................................     $    153              $    115
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ....................         4.86%***              3.06%***
      After expense reimbursement and earnings credits .....................         1.80%***              1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits ....................        (3.69)%***            (2.28)%***
      After expense reimbursement and earnings credits .....................        (0.63)%***            (1.02)%***
   Portfolio turnover rate .................................................           42%                   93%
--------------------------------------------------------------------------------------------------------------------

* For the period December 31, 1998 (commencement of operations) through June 30, 1999.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

++ For the period November 7, 2001 (commencement of reissuance) through June 30, 2002.

================================================================================
                 See accompanying notes to financial statements.

UBS    U.S. LARGE CAP GROWTH FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS C                                                                          (UNAUDITED)        JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................................    $   6.35               $   8.18
                                                                                 --------               --------
Income (loss) from investment operations:
   Net investment loss ......................................................       (0.02)**               (0.05)**
   Net realized and unrealized loss .........................................       (0.67)                 (1.73)
                                                                                 --------               --------
         Total loss from investment operations ..............................       (0.69)                 (1.78)
                                                                                 --------               --------
Less distributions:
   Distributions from net realized gains ....................................          --                  (0.05)
                                                                                 --------               --------
Net asset value, end of period ..............................................    $   5.66               $   6.35
                                                                                 ========               ========
Total return+ ...............................................................      (10.87)%(o)            (21.91)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ......................................    $    282               $    572
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .....................        4.77%***               3.22%***
      After expense reimbursement and earnings credits ......................        1.80%***               1.80%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .....................       (3.60)%***             (2.44)%***
      After expense reimbursement and earnings credits ......................       (0.63)%***             (1.02)%***
   Portfolio turnover rate ..................................................          42%                    93%
---------------------------------------------------------------------------------------------------------------------


                                                                                                         SIX MONTHS
                                                 SIX MONTHS ENDED          YEAR ENDED JUNE 30,             ENDED       YEAR ENDED
                                                DECEMBER 31, 2002  ------------------------------------   JUNE 30,     DECEMBER 31,
CLASS Y                                             (UNAUDITED)       2002         2001         2000       1999(a)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............  $   6.47        $   8.99      $ 15.28     $  13.91      $ 11.84       $  9.92
                                                   --------        --------      -------     --------      -------       -------
Income (loss) from investment operations:
   Net investment income (loss) .................      0.01**            --**      (0.01)        0.03**       0.02          0.06
   Net realized and unrealized gain (loss) ......     (0.69)          (2.47)       (4.37)        2.29         2.05          2.38
                                                   --------        --------      -------     --------      -------       -------
         Total income (loss) from investment
           operations ...........................     (0.68)          (2.47)       (4.38)        2.32         2.07          2.44
                                                   --------        --------      -------     --------      -------       -------
Less distributions:
   Distributions from net investment income .....        --           (0.05)          --           --           --         (0.06)
   Distributions from net realized gains ........        --              --        (1.91)       (0.95)          --         (0.46)
                                                   --------        --------      -------     --------      -------       -------
         Total distributions ....................        --           (0.05)       (1.91)       (0.95)          --         (0.52)
                                                   --------        --------      -------     --------      -------       -------
Net asset value, end of period ..................  $   5.79        $   6.47      $  8.99     $  15.28      $ 13.91       $ 11.84
                                                   ========        ========      =======     ========      =======       =======
Total return++ ..................................    (10.51)%(o)     (27.61)%     (31.33)%      17.52%       17.48%(o)     24.90%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..........  $  1,912        $  2,291      $ 3,299     $  5,885      $ 2,947       $ 4,147
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits ........................      3.82%***        2.14%        1.34%        1.86%        2.38%***      2.76%
      After expense reimbursement and
        earnings credits ........................      0.80%***        0.80%        0.80%        0.80%        0.80%***      0.99%
   Ratio of net investment income (loss) to
      average net assets:
      Before expense reimbursement and
        earnings credits ........................     (2.65)%***      (1.39)%      (0.66)%      (0.97)%      (1.26)%***    (1.40)%
      After expense reimbursement and
        earnings credits ........................      0.37%***       (0.05)%      (0.12)%       0.09%        0.32%***      0.37%
   Portfolio turnover rate ......................        42%             93%          56%          86%          51%          N/A
---------------------------------------------------------------------------------------------------------------------------

* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

++  Class Y does not have sales charges.

(a) Reflects the Fund's change in fiscal year end from December 31 to June 30.

(b) Reflects 10 for 1 share split effective December 9, 1998.

N/A = Information is not available for periods prior to reorganization.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. SMALL CAP GROWTH FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                             SIX MONTHS
                                                               ENDED                   YEAR ENDED JUNE 30,            FOR THE
                                                          DECEMBER 31, 2002   -----------------------------------   PERIOD ENDED
CLASS A                                                      (UNAUDITED)        2002         2001        2000      JUNE 30, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................  $   9.79         $  11.76       $  16.20   $  9.16        $   8.80
                                                            --------         --------       --------   -------        --------
Income (loss) from investment operations:
   Net investment loss ...................................     (0.04)**         (0.11)**       (0.09)    (0.08)**        (0.04)
   Net realized and unrealized gain (loss) ...............     (1.10)           (1.42)         (1.52)     7.12            0.40
                                                            --------         --------       --------   -------        --------
         Total income (loss) from investment operations ..     (1.14)           (1.53)         (1.61)     7.04            0.36
                                                            --------         --------       --------   -------        --------
Less distributions:
   Distributions from net realized gains .................        --            (0.44)         (2.83)       --              --
                                                            --------         --------       --------   -------        --------
Net asset value, end of period ...........................  $   8.65         $   9.79       $  11.76   $ 16.20        $   9.16
                                                            ========         ========       ========   =======        ========
Total return+ ............................................    (11.64)%(o)      (13.18)%       (11.00)%   76.86%           4.09%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...................  $  3,332         $  1,789       $      2   $     2        $      1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ..      1.70%***         1.69%          1.48%     1.56%           1.57%***
      After expense reimbursement and earnings credits ...      1.40%***         1.40%          1.40%     1.40%           1.40%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits ..     (1.22)%***       (1.35)%        (0.87)%   (1.01)%         (0.87)%***
      After expense reimbursement and earnings credits ...     (0.92)%***       (1.06)%        (0.79)%   (0.85)%         (0.70)%***
   Portfolio turnover rate ...............................        27%              71%            93%       104%            71%
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS B                                                                          (UNAUDITED)        JUNE 30, 2002++
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................      $   9.75              $ 10.18
                                                                                 --------              -------
Income (loss) from investment operations:
   Net investment loss ....................................................         (0.07)**             (0.11)**
   Net realized and unrealized loss .......................................         (1.10)                0.12
                                                                                 --------              -------
         Total income (loss) from investment operations ...................         (1.17)                0.01
                                                                                 --------              -------
Less distributions:
   Distributions from net realized gains ..................................         --                   (0.44)
                                                                                 --------              -------
Net asset value, end of period ............................................      $   8.58              $  9.75
                                                                                 ========              =======
Total return+ .............................................................        (12.00)%(o)           (0.11)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ....................................      $    701              $   656
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ...................          2.47%***             2.46%***
      After expense reimbursement and earnings credits ....................          2.15%***             2.15%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits ...................         (1.99)%***           (1.93)%***
      After expense reimbursement and earnings credits ....................         (1.67)%***           (1.62)%***
   Portfolio turnover rate ................................................            27%                  71%
--------------------------------------------------------------------------------------------------------------------

* For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.

++ For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. SMALL CAP GROWTH FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                              SIX MONTHS ENDED          FOR THE
                                                                             DECEMBER 31, 2002       PERIOD ENDED
CLASS C                                                                          (UNAUDITED)        JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................................    $   9.74               $ 10.37
                                                                                 --------               -------
Income (loss) from investment operations:
   Net investment loss ......................................................       (0.07)**              (0.10)**
   Net realized and unrealized loss .........................................       (1.10)                (0.09)
                                                                                 --------               -------
         Total loss from investment operations ..............................       (1.17)                (0.19)
                                                                                 --------               -------
Less distributions:
   Distributions from net realized gains ....................................          --                 (0.44)
                                                                                 --------               -------
Net asset value, end of period ..............................................    $   8.57               $  9.74
                                                                                 ========               =======
Total return+ ...............................................................      (12.01)%(o)            (2.04)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ......................................    $    635               $   410
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .....................        2.43%***              2.46%***
      After expense reimbursement and earnings credits ......................        2.15%***              2.15%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .....................       (1.95)%***            (1.90)%***
      After expense reimbursement and earnings credits ......................       (1.67)%***            (1.59)%***
   Portfolio turnover rate ..................................................          27%                   71%
---------------------------------------------------------------------------------------------------------------------


                                                                                                         SIX MONTHS
                                                 SIX MONTHS ENDED          YEAR ENDED JUNE 30,             ENDED       YEAR ENDED
                                                DECEMBER 31, 2002  ------------------------------------   JUNE 30,     DECEMBER 31,
CLASS Y                                             (UNAUDITED)       2002         2001         2000       1999(a)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $   9.92        $  11.86      $  16.27    $   9.18      $   8.80      $   9.44
                                                   --------        --------      --------    --------      --------      --------
Income (loss) from investment operations:
   Net investment loss .........................      (0.03)          (0.09)**      (0.07)        (0.03)**    (0.02)        (0.02)
   Net realized and unrealized gain (loss) .....      (1.12)          (1.41)        (1.51)         7.12        0.40         (0.57)
                                                   --------        --------      --------    --------      --------      --------
         Total income (loss) from
           investment operations ...............      (1.15)          (1.50)        (1.58)         7.09        0.38         (0.59)
                                                   --------        --------      --------    --------      --------      --------
Less distributions:
   Distributions from net realized gains .......         --           (0.44)        (2.83)         --            --         (0.05)
                                                   --------        --------      --------    --------      --------      --------
Net asset value, end of period .................   $   8.77        $   9.92      $  11.86    $   16.27     $   9.18      $   8.80
                                                   ========        ========      ========    =========     ========      ========
Total return++ .................................     (11.59)%(o)     (12.90)%      (10.74)%       77.23%       4.32%(o)     (6.70)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .........   $ 30,683        $ 36,318      $ 44,057   $    50,975    $ 35,211      $ 22,607
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits .......................       1.49%***        1.41%         1.23%         1.31%       1.32%***      1.69%
      After expense reimbursement and
        earnings credits .......................       1.15%***        1.15%         1.15%         1.15%       1.15%***      1.20%
   Ratio of net investment income (loss) to
      average net assets:
      Before expense reimbursement and
        earnings credits .......................      (1.00)%***      (1.07)%       (0.62)%       (0.76)%     (0.62)%***    (0.76)%
      After expense reimbursement and
        earnings credits .......................      (0.66)%***      (0.81)%       (0.54)%       (0.60)%     (0.45)%***    (0.27)%
   Portfolio turnover rate .....................         27%             71%           93%          104%         71%          N/A
------------------------------------------------------------------------------------------------------------------------------------

* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

*** Annualized.

(o) The return is non-annualized.

+   The returns do not include sales charges.

++  Class Y does not have sales charges.

(a) Reflects the Fund's change in fiscal year end from December 31 to June 30.

(b) Reflects 10 for 1 share split effective December 9, 1998.

N/A = Information is not available for periods prior to reorganization.

================================================================================
                 See accompanying notes to financial statements.

UBS U.S. BOND FUND--FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                  SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2002    --------------------------------------------------------------
CLASS A                                              (UNAUDITED)        2002         2001          2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............   $  10.51        $ 10.33      $  9.99       $ 10.30     $ 10.58     $ 10.24
                                                      --------        -------      -------       -------     -------     -------
Income from investment operations:
   Net investment income ..........................       0.23**         0.53**       0.62**        0.58**      0.57**      0.61
   Net realized and unrealized gain (loss) ........       0.33           0.32         0.41         (0.25)      (0.26)       0.42
                                                      --------        -------      -------       -------     -------     -------
         Total income from investment operations ..       0.56           0.85         1.03          0.33        0.31        1.03
                                                      --------        -------      -------       -------     -------     -------
Less distributions:
   Distributions from net investment income .......      (0.25)         (0.67)       (0.69)        (0.64)      (0.44)      (0.55)
   Distributions from net realized gains ..........         --             --           --            --       (0.15)      (0.14)
                                                      --------        -------      -------       -------     -------     -------
         Total distributions ......................      (0.25)         (0.67)       (0.69)        (0.64)      (0.59)      (0.69)
                                                      --------        -------      -------       -------     -------     -------
Net asset value, end of period ....................   $  10.82       $  10.51      $ 10.33       $  9.99     $ 10.30     $ 10.58
                                                      ========       ========      =======       =======     =======     =======
Total return+ .....................................       5.42%(o)       8.41%       10.56%         3.29%       2.88%      10.30%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ............   $ 23,636       $ 18,558      $   123       $     1     $     1     $     1
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits ..........................       1.01%***       1.21%        0.98%         0.92%       0.86%       1.09%
      After expense reimbursement and
        earnings credits ..........................       0.85%***       0.86%++      0.85%         0.85%       0.85%       0.85%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits ..........................       4.15%***       4.68%        5.86%         5.87%       5.17%       5.36%
      After expense reimbursement and
        earnings credits ..........................       4.31%***       5.03%        5.99%         5.94%       5.18%       5.60%
   Portfolio turnover rate ........................         71%           452%         314%          170%        260%        198%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED       FOR THE
                                                                                       DECEMBER 31, 2002    PERIOD ENDED
CLASS B                                                                                    (UNAUDITED)     JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................        $ 10.50           $ 10.76
                                                                                            -------           -------
Income from investment operations:
   Net investment income ...........................................................           0.19**            0.29**
   Net realized and unrealized gain (loss) .........................................           0.33             (0.22)
                                                                                            -------           -------
         Total income from investment operations ...................................           0.52              0.07
                                                                                            -------           -------
Less distributions:
   Distributions from net investment income ........................................          (0.22)            (0.33)
                                                                                            -------           -------
Net asset value, end of period .....................................................        $ 10.80           $ 10.50
                                                                                            =======           =======
Total return+ ......................................................................           4.96%(o)          0.70%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .............................................        $ 3,329           $ 1,405
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ............................           1.77%***          1.96%***
      After expense reimbursement and earnings credits .............................           1.60%***          1.60%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ............................           3.39%***          3.93%***
      After expense reimbursement and earnings credits .............................           3.56%***          4.29%***
   Portfolio turnover rate .........................................................             71%              452%
----------------------------------------------------------------------------------------------------------------------------

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  The ratio of net operating expenses to average net assets for Class A was
     0. 85%.

                 See accompanying notes to financial statements.

UBS U.S. BOND FUND--FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        SIX MONTHS ENDED        FOR THE
                                                                                      DECEMBER 31, 2002      PERIOD ENDED
CLASS C                                                                                   (UNAUDITED)       JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................................       $ 10.50           $ 10.77
                                                                                            -------           -------
Income from investment operations:
   Net investment income ............................................................          0.21**            0.31**
   Net realized and unrealized gain (loss) ..........................................          0.33             (0.24)
                                                                                            -------           -------
         Total income from investment operations ....................................          0.54              0.07
                                                                                            -------           -------
Less distributions:
   Distributions from net investment income .........................................         (0.23)            (0.34)
                                                                                            -------           -------
Net asset value, end of period ......................................................       $ 10.81           $ 10.50
                                                                                            =======           =======
Total return+ .......................................................................          5.15%(o)          0.72%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................................       $ 1,743           $ 1,143
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............................          1.52%***          1.61%***
      After expense reimbursement and earnings credits ..............................          1.35%***          1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits .............................          3.64%***          4.32%***
      After expense reimbursement and earnings credits ..............................          3.81%***          4.58%***
   Portfolio turnover rate ..........................................................            71%              452%
---------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002     --------------------------------------------------------------
CLASS Y                                             (UNAUDITED)        2002          2001          2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............    $ 10.53         $ 10.35      $ 10.00       $ 10.28     $ 10.58     $ 10.24
                                                      --------        -------      -------       -------     -------     -------
Income from investment operations:
   Net investment income .........................       0.25**          0.56**       0.64**        0.62**      0.58**      0.53
   Net realized and unrealized gain (loss) .......       0.32            0.31         0.42         (0.25)      (0.26)       0.53
                                                      --------        -------      -------       -------     -------     -------
   Total income from investment operations .......       0.57            0.87         1.06          0.37        0.32        1.06
                                                      --------        -------      -------       -------     -------     -------
Less distributions:
   Distributions from net investment income ......      (0.26)          (0.69)       (0.71)        (0.65)      (0.47)      (0.58)
   Distributions from net realized gains .........         --              --           --            --       (0.15)      (0.14)
                                                      --------        -------      -------       -------     -------     -------
   Total distributions ...........................      (0.26)          (0.69)       (0.71)        (0.65)      (0.62)      (0.72)
                                                      --------        -------      -------       -------     -------     -------
Net asset value, end of period ...................    $ 10.84         $ 10.53      $ 10.35       $ 10.00     $ 10.28     $ 10.58
                                                      =======         =======      =======       =======     =======     =======
Total return++ ...................................       5.54%(o)        8.59%       10.86%         3.74%       2.97%      10.60%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...........    $66,404         $59,740      $62,514       $58,121     $92,030     $38,874
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits .........................       0.77%***        0.80%        0.73%         0.67%       0.61%       0.84%
   After expense reimbursement and
     earnings credits ............................       0.60%***        0.64%#       0.60%         0.60%       0.60%       0.60%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits .........................       4.39%***        5.10%        6.11%         6.12%       5.42%       5.61%
      After expense reimbursement and
        earnings credits .........................       4.56%***        5.26%        6.24%         6.19%       5.43%       5.85%
   Portfolio turnover rate .......................         71%            452%         314%          170%        260%        198%
------------------------------------------------------------------------------------------------------------------------------------

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
  +  The returns do not include sales charges.
 ++  Class Y does not have sales charges.
  #  The ratio of net operating expenses to average net assets for Class Y was
     0. 60%.

                 See accompanying notes to financial statements.

UBS HIGH YIELD FUND--FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                           SIX MONTHS ENDED            YEAR ENDED JUNE 30,            FOR THE
                                                            DECEMBER 31, 2002 ---------------------------------     PERIOD ENDED
CLASS A                                                        (UNAUDITED)      2002          2001        2000     JUNE 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................   $   6.36       $   7.87      $  9.18     $  9.95       $  9.98
                                                               --------       --------      -------     -------       -------
Income (loss) from investment operations:
   Net investment income ...................................       0.29**         0.76**       0.85**      0.90**        0.42**
   Net realized and unrealized loss ........................      (0.02)         (0.96)       (1.08)      (0.90)        (0.15)
                                                               --------       --------      -------     -------       -------
         Total income (loss)  from investment operations ...       0.27          (0.20)       (0.23)         --          0.27
                                                               --------       --------      -------     -------       -------
Less distributions:
   Distributions from net investment income ................      (0.31)         (1.31)       (1.08)      (0.70)        (0.30)
   Distributions from net realized gains ...................         --             --           --       (0.07)           --
                                                               --------       --------      -------     -------       -------
         Total distributions ...............................      (0.31)         (1.31)       (1.08)      (0.77)        (0.30)
                                                               --------       --------      -------     -------       -------
Net asset value, end of period .............................   $   6.32       $   6.36      $  7.87     $  9.18       $  9.95
                                                               ========       ========      =======     =======       =======
Total return+ ..............................................       4.37%(o)      (3.01)%      (2.28)%     (0.13)%        2.71%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .....................   $ 66,255       $ 65,832      $     1     $     1       $     1
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ....       1.33%***       1.26%        1.14%       1.11%         1.08%***
      After expense reimbursement and earnings credits .....       0.95%***       0.95%        0.97%++     0.95%         0.95%***
   Ratio of net investment income to average net assets: ...
      Before expense reimbursement and earnings credits ....       8.96%***      10.71%        9.65%       9.06%         8.29%***
      After expense reimbursement and earnings credits .....       9.34%***      11.02%        9.82%       9.22%         8.42%***
   Portfolio turnover rate .................................         19%           120%          87%         73%           77%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        SIX MONTHS ENDED       FOR THE
                                                                                        DECEMBER 31, 2002    PERIOD ENDED
CLASS B                                                                                    (UNAUDITED)     JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................................       $   6.35          $  7.02
                                                                                            --------          -------
Income (loss) from investment operations:
   Net investment income ............................................................           0.27**           0.45**
   Net realized and unrealized loss .................................................          (0.02)           (0.61)
                                                                                            --------          -------
         Total income (loss) from investment operations .............................           0.25            (0.16)
                                                                                            --------          -------
Less distributions:
   Distributions from net investment income .........................................          (0.28)           (0.51)
                                                                                            --------          -------
Net asset value, end of period ......................................................       $   6.32          $  6.35
                                                                                            ========          =======
Total return+ .......................................................................           4.13%(o)        (2.70)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................................       $ 14,155          $15,692
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............................           2.08%***         2.05%***
      After expense reimbursement and earnings credits ..............................           1.70%***         1.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits .............................           8.21%***         9.88%***
      After expense reimbursement and earnings credits ..............................           8.59%***        10.23%***
   Portfolio turnover rate ..........................................................             19%             120%
--------------------------------------------------------------------------------------------------------------------------------

 (a) For the period December 31, 1998 (commencement of investment operations) through June 30, 1999.
  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements.

UBS HIGH YIELD FUND--FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                         SIX MONTHS ENDED       FOR THE
                                                                                        DECEMBER 31, 2002    PERIOD ENDED
CLASS C                                                                                    (UNAUDITED)      JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............................................        $  6.35           $  7.02
                                                                                            -------           -------
Income (loss) from investment operations:
   Net investment income ...........................................................           0.28**            0.46**
   Net realized and unrealized loss ................................................          (0.02)            (0.61)
                                                                                            -------           -------
         Total income (loss) from investment operations ............................           0.26             (0.15)
                                                                                            -------           -------
Less distributions:
   Distributions from net investment income ........................................          (0.29)            (0.52)
                                                                                            -------           -------
Net asset value, end of period .....................................................        $  6.32           $  6.35
                                                                                            =======           =======
Total return+ ......................................................................           4.27%(o)         (2.54)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .............................................        $17,739           $17,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits ............................           1.83%***          1.79%***
      After expense reimbursement and earnings credits .............................           1.45%***          1.45%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits ............................           8.46%***         10.15%***
      After expense reimbursement and earnings credits .............................           8.84%***         10.49%***
   Portfolio turnover rate .........................................................             19%              120%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            SIX MONTHS
                                                  SIX MONTHS ENDED            YEAR ENDED JUNE 30,             ENDED     YEAR ENDED
                                                 DECEMBER 31, 2002    -----------------------------------    JUNE 30,  DECEMBER 31,
CLASS Y                                              (UNAUDITED)        2002          2001          2000      1999(a)      1998(b)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............  $    6.38       $   7.90     $   9.19      $   9.96    $   9.98    $  10.05
                                                      ---------       --------     --------      --------    --------    --------
Income (loss) from investment operations:
   Net investment income ...........................       0.30**         0.81**       0.88**        0.91**      0.44**      7.30
   Net realized and unrealized gain (loss) .........      (0.01)         (1.01)       (1.08)        (0.90)      (0.15)       0.02
                                                      ---------       --------     --------      --------    --------    --------
         Total income (loss) from
           investment operations ...................       0.29          (0.20)       (0.20)         0.01        0.29        7.32
                                                      ---------       --------     --------      --------    --------    --------
Less distributions:
   Distributions from net investment income ........      (0.31)         (1.32)       (1.09)        (0.71)      (0.31)      (7.33)
   Distributions from net realized gains ...........         --             --           --         (0.07)         --       (0.06)
                                                      ---------       --------     --------      --------    --------    --------
         Total distributions .......................      (0.31)         (1.32)       (1.09)        (0.78)      (0.31)      (7.39)
                                                      ---------       --------     --------      --------    --------    --------
Net asset value, end of period .....................  $    6.36       $   6.38     $   7.90      $   9.19    $   9.96    $   9.98
                                                      =========       ========     ========      ========    ========    ========
Total return++ .....................................       4.80%(o)      (2.98)%      (1.83)%        0.02%       2.91%(o)    7.75%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .............  $  67,855       $ 40,120     $ 54,560      $ 50,845    $ 60,044    $ 34,900
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits ...........................       1.10%***       1.02%        0.89%         0.86%       0.83%***    1.59%
      After expense reimbursement and
        earnings credits ...........................       0.70%***       0.70%        0.72%#        0.70%       0.70%***    0.89%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits ...........................       9.19%***      10.77%        9.90%         9.31%       8.54%***    7.38%
      After expense reimbursement and
        earnings credits ...........................       9.59%***      11.09%       10.07%         9.47%       8.67%***    8.08%
   Portfolio turnover rate .........................         19%           120%          87%           73%         77%        N/A
------------------------------------------------------------------------------------------------------------------------------------

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***   Annualized.
(o)   The return is non-annualized.
  +   The returns do not include sales charges
(a)   Reflects the Fund's change in fiscal year end from December 31 to June 30.
(b)   Reflects 10 for 1 share split effective December 9, 1998.
 ++   Class Y does not have sales charges.
  #   The ratio of net operating expenses to average net assets for Class Y was
      0. 70%.
N/A = Information is not available for periods prior to sreorganization.

                 See accompanying notes to financial statements.

UBS INTERNATIONAL EQUITY FUND--FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                    SIX MONTHS ENDED                        YEAR ENDED JUNE 30,
                                                    DECEMBER 31, 2002 -----------------------------------------------------------
CLASS A                                                (UNAUDITED)      2002          2001          2000         1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............   $   8.08        $  10.61     $  13.57      $  12.30      $  12.14  $  12.59
                                                      --------        --------     --------      --------      --------  --------
Income (loss) from investment operations:
   Net investment income ..........................       0.01**          0.13**       0.00**        0.08**        0.12      0.16
   Net realized and unrealized gain (loss) ........      (1.20)          (0.79)       (2.15)         1.33          0.27      0.29
                                                      --------        --------     --------      --------      --------  --------
         Total income (loss) from investment
           operations .............................      (1.19)          (0.66)       (2.15)         1.41          0.39      0.45
                                                      --------        --------     --------      --------      --------  --------
Less distributions:
   Distributions from net investment income .......      (0.31)          (0.27)       (0.04)        --            (0.11)    (0.16)
   Distributions from net realized gains ..........      (0.01)          (1.60)       (0.77)        (0.14)        (0.12)    (0.74)
                                                      --------        --------     --------      --------      --------  --------
         Total distributions ......................      (0.32)          (1.87)       (0.81)        (0.14)        (0.23)    (0.90)
                                                      --------        --------     --------      --------      --------  --------
Net asset value, end of period ....................   $   6.57        $   8.08     $  10.61      $  13.57      $  12.30  $  12.14
                                                      ========        ========     ========      ========      ========  ========
Total return+ .....................................     (14.69)%(o)      (5.91)%     (16.37)%       11.51%         3.30%     4.51%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ............   $  2,301        $  2,599     $    301      $      1      $     15  $     11
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits ..........................       1.45%***        1.41%        1.31%         1.25%         1.24%     1.25%
      After expense reimbursement and
        earnings credits ..........................       1.25%***        1.25%        1.28%#        1.25%++       1.24%     1.25%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits ..........................       0.22%***        1.38%        0.77%         0.64%         1.10%     1.27%
      After expense reimbursement and
        earnings credits ..........................       0.42%***        1.54%        0.80%         0.64%         1.10%     1.27%
   Portfolio turnover rate ........................         48%             82%          62%           59%           74%       49%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            SIX MONTHS ENDED       FOR THE
                                                                                           DECEMBER 31, 2002    PERIOD ENDED
CLASS B                                                                                        (UNAUDITED)     JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................................         $   8.05            $   7.75
                                                                                              --------            --------
Income (loss) from investment operations:
   Net investment income (loss) .....................................................            (0.02)**             0.05**
   Net realized and unrealized gain (loss) ..........................................            (1.19)               0.25
                                                                                              --------            --------
         Total income (loss) from investment operations .............................            (1.21)               0.30
                                                                                              --------            --------
Less distributions:
   Distributions from net investment income .........................................            (0.30)                 --
   Distributions from net realized gains ............................................            (0.01)                 --
                                                                                              --------            --------
         Total distributions ........................................................            (0.31)                 --
                                                                                              --------            --------
Net asset value, end of period ......................................................         $   6.53            $   8.05
                                                                                              ========            ========
Total return+ .......................................................................           (15.02)%(o)           3.87%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................................         $    282            $    120
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............................             2.13%***            2.05%***
      After expense reimbursement and earnings credits ..............................             2.00%***            2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits .............................            (0.46)%***           1.45%***
      After expense reimbursement and earnings credits ..............................            (0.33)%***           1.50%***
   Portfolio turnover rate ..........................................................               48%                 82%
------------------------------------------------------------------------------------------------------------------------------------

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
(o)  The return is non-annualized.
  +  The returns do not include sales charges.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.24%.
  # The ratio of net operating expenses to average net assets for Class A was 1.25%.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       SIX MONTHS ENDED       FOR THE
                                                                      DECEMBER 31, 2002    PERIOD ENDED
CLASS C                                                                   (UNAUDITED)     JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................................     $   8.05           $  7.75
                                                                          --------           -------
Income (loss) from investment operations:
   Net investment income (loss) .....................................        (0.01)**           0.04**
   Net realized and unrealized gain (loss) ..........................        (1.22)             0.26
                                                                          --------           -------
         Total income (loss) from investment operations .............        (1.23)             0.30
                                                                          --------           -------
Less distributions:
   Distributions from net investment income .........................        (0.29)               --
   Distributions from net realized gains ............................        (0.01)               --
                                                                          --------           -------
Total distributions .................................................        (0.30)               --
                                                                          --------           -------
Net asset value, end of period ......................................     $   6.52           $  8.05
                                                                          ========           =======
Total return+ .......................................................       (15.23)%(o)         3.87%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................     $    271           $   183
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............         2.16%***          2.19%***
      After expense reimbursement and earnings credits ..............         2.00%***          2.00%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits .............        (0.49)%***         0.91%***
      After expense reimbursement and earnings credits ..............        (0.33)%***         1.10%***
   Portfolio turnover rate ..........................................           48%               82%
---------------------------------------------------------------------------------------------------------


                                                 SIX MONTHS ENDED                            YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002   ----------------------------------------------------------------
CLASS Y                                             (UNAUDITED)        2002          2001          2000          1999        1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............  $   8.12         $ 10.64       $  13.57      $  12.34      $  12.15   $  12.59
                                                    --------         -------       --------      --------      --------   --------
Income (loss) from investment operations:
   Net investment income .........................      0.02**          0.09**         0.13**        0.11**        0.16       0.18
   Net realized and unrealized gain (loss) .......     (1.21)          (0.74)         (2.25)         1.33          0.27       0.30
                                                    --------         -------       --------      --------      --------   --------
         Total income (loss) from investment
           operations ............................     (1.19)          (0.65)         (2.12)         1.44          0.43       0.48
                                                    --------         -------       --------      --------      --------   --------
Less distributions:
   Distributions from net investment income ......     (0.33)          (0.27)         (0.04)        (0.07)        (0.12)     (0.18)
   Distributions from net realized gains .........     (0.01)          (1.60)         (0.77)        (0.14)        (0.12)     (0.74)
                                                    --------         -------       --------      --------      --------   --------
Total distributions ..............................     (0.34)          (1.87)         (0.81)        (0.21)        (0.24)     (0.92)
                                                    --------         -------       --------      --------      --------   --------
Net asset value, end of period ...................  $   6.59         $  8.12       $  10.64      $  13.57      $  12.34   $  12.15
                                                    ========         =======       ========      ========      ========   ========
Total return++ ...................................    (14.65)%(o)      (5.78)%       (16.15)%       11.76%         3.65%      4.78%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ...........  $ 85,413         $97,851       $192,408      $411,985      $490,322   $439,329
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits .........................      1.19%***        1.13%          1.06%         1.00%         0.99%      1.00%
      After expense reimbursement and
        earnings credits .........................      1.00%***        1.00%          1.03%##       1.00%#        0.99%      1.00%
   Ratio of net investment income to average
     net assets:
      Before expense reimbursement and
        earnings credits .........................      0.48%***        0.92%          1.02%         0.89%         1.35%      1.52%
      After expense reimbursement and
        earnings credits .........................      0.67%***        1.05%          1.05%         0.89%         1.35%      1.52%
   Portfolio turnover rate .......................        48%             82%            62%           59%           74%        49%
------------------------------------------------------------------------------------------------------------------------------------

   * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
 (o) The return is non-annualized.
   + The returns do not include sales charges.
  ++ Class Y does not have sales
     charges.
   # The ratio of net operating expenses to average net assets for Class Y was
     0.99%.
  ## The ratio of net operating expenses to average net assets for Class Y was 1.00%.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             103

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       SIX MONTHS ENDED       FOR THE
                                                                      DECEMBER 31, 2002    PERIOD ENDED
CLASS A                                                                   (UNAUDITED)     JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------


Net asset value, beginning of period ................................     $   9.37          $  9.96
                                                                          --------          -------
Income (loss) from investment operations:
   Net investment income ............................................         0.06**           0.05**
   Net realized and unrealized gain (loss) ..........................        (1.02)           (0.64)
                                                                          --------          -------
         Total loss from investment operations ......................        (0.96)           (0.59)
                                                                          --------          -------
Less distributions:
   Distributions from net investment income .........................        (0.05)              --
   Distributions from net realized gains ............................        (0.06)              --
                                                                          --------          -------
Total distributions .................................................        (0.11)              --
                                                                          --------          -------
Net asset value, end of period ......................................     $   8.30          $  9.37
                                                                          ========          =======
Total return ........................................................       (10.31)%++        (5.92)%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................     $  1,218           $  751
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............         3.74%***         3.82%***
      After expense reimbursement and earnings credits ..............         1.10%***         1.10%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .............        (1.23)%***       (1.85)%***
      After expense reimbursement and earnings credits ..............         1.41%***         0.87%***
   Portfolio turnover rate ..........................................           36%              39%
---------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED       FOR THE
                                                                      DECEMBER 31, 2002    PERIOD ENDED
CLASS B                                                                   (UNAUDITED)     JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................     $   9.32          $  9.62
                                                                          --------          -------
Income (loss) from investment operations:
   Net investment income ............................................         0.03**           0.01**
   Net realized and unrealized loss .................................        (1.02)           (0.31)
                                                                          --------          -------
         Total loss from investment operations ......................        (0.99)           (0.30)
                                                                          --------          -------
Less distributions:
   Distributions from net investment income .........................        (0.03)              --
   Distributions from net realized gains ............................        (0.06)              --
                                                                          --------          -------
Total distributions .................................................        (0.09)              --
                                                                          --------          -------
Net asset value, end of period ......................................     $   8.24          $  9.32
                                                                          ========          =======
Total return ........................................................       (10.69)%++        (3.12)%++
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................     $    754          $   301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............         4.37%***         4.66%***
      After expense reimbursement and earnings credits ..............         1.85%***         1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .............        (1.86)%***       (2.72)%***
      After expense reimbursement and earnings credits ..............         0.66%***         0.09%***
   Portfolio turnover rate ..........................................           36%              39%
---------------------------------------------------------------------------------------------------------

   * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
  ++ The returns do not include sales charges and are non-annualized.





--------------------------------------------------------------------------------
104              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       SIX MONTHS ENDED       FOR THE
                                                                      DECEMBER 31, 2002    PERIOD ENDED
CLASS C                                                                   (UNAUDITED)     JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------


Net asset value, beginning of period ................................   $   9.33             $  9.73
                                                                        --------             -------
Income (loss) from investment operations:
   Net investment income ............................................       0.03**              0.00**
   Net realized and unrealized loss .................................      (1.02)              (0.40)
                                                                        --------             -------
         Total loss from investment operations ......................      (0.99)              (0.40)
                                                                        --------             -------
Less distributions:
   Distributions from net investment income .........................      (0.03)                 --
   Distributions from net realized gains ............................      (0.06)                 --
                                                                        --------             -------
Total distributions .................................................      (0.09)                 --
                                                                        --------             -------
Net asset value, end of period ......................................   $   8.25             $  9.33
                                                                        ========             =======
Total return+ .......................................................     (10.64)%(o)          (4.11)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................   $    767             $   234
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............       3.67%***            4.58%***
      After expense reimbursement and earnings credits ..............       1.85%***            1.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .............      (1.16)%***          (2.68)%***
      After expense reimbursement and earnings credits ..............       0.66%***            0.05%***
   Portfolio turnover rate ..........................................         36%                 39%
---------------------------------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED          FOR THE
                                                                    DECEMBER 31, 2002       PERIOD ENDED
CLASS Y                                                                 (UNAUDITED)        JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................................   $   9.38            $  10.00
                                                                        --------            --------
Income (loss) from investment operations:
   Net investment income ............................................       0.07**              0.11**
   Net realized and unrealized loss .................................      (1.03)              (0.73)
                                                                        --------            --------
         Total loss from investment operations ......................      (0.96)              (0.62)
                                                                        --------            --------
Less distributions:
   Distributions from net investment income .........................      (0.06)                 --
   Distributions from net realized gains ............................      (0.06)                 --
                                                                        --------            --------
Total distributions .................................................      (0.12)                 --
                                                                        --------            --------
Net asset value, end of period ......................................   $   8.30            $   9.38
                                                                        ========            ========
Total return++                                                            (10.25)%(o)          (6.20)%(o)
Ratios/Supplemental data:
   Net assets, end of period (in 000s) ..............................   $  4,442            $  2,819
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits .............       3.71%***            3.15%***
      After expense reimbursement and earnings credits ..............       0.85%***            0.85%***
   Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and earnings credits .............      (1.20)%***          (1.17)%***
      After expense reimbursement and earnings credits ..............       1.66%***            1.13%***
   Portfolio turnover rate ..........................................         36%                 39%
---------------------------------------------------------------------------------------------------------

   * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
  ** The net investment income per share data was determined by using average shares outstanding throughout the period.
 *** Annualized.
 (o) The return is non-annualized.
   + The returns do not include sales charges.
  ++ Class Y does not have sales charges.



--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.             105

--------------------------------------------------------------------------------
THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The UBS Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Balanced Fund, UBS U.S. Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, and UBS U.S. Value Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has four classes of shares outstanding, Class A, Class B, Class C and Class Y. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statements of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. FEDERAL INCOME TAXES: It is the Funds' policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

F. DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. These Funds will distribute their respective net income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. Differences in dividends per share between the classes are due to service and distribution related expenses.





--------------------------------------------------------------------------------
106

--------------------------------------------------------------------------------
THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

G. INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes. Class-specific expenses are charged directly to the applicable class of shares.

H. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances are used to offset a portion of the Fund's expenses. These amounts, if any, are reflected in the Statements of Operations.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund, UBS Global Asset Management (New York) Inc. (the "Sub-Advisor") an affiliate of the Advisor, serves as Sub-Advisor for these Funds pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor receives 0.10% from the Advisor for services it provides under the Sub-Advisory Agreement.

FUND                                                        ADVISORY FEE
----                                                        ------------
UBS Global Allocation Fund ................................     0.80%
UBS Global Equity Fund ....................................     0.80
UBS Global Bond Fund ......................................     0.75
UBS U.S. Balanced Fund ....................................     0.70
UBS U.S. Equity Fund ......................................     0.70
UBS U.S. Large Cap Growth Fund ............................     0.70
UBS U.S. Small Cap Growth Fund ............................     1.00
UBS U.S. Bond Fund ........................................     0.50
UBS High Yield Fund .......................................     0.60
UBS International Equity Fund .............................     0.80
UBS U.S. Value Equity Fund ................................     0.70

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the period ended December 31, 2002, were as follows:

                                         CLASS A       CLASS B       CLASS C       CLASS Y     ADVISORY       FEES
FUND                                   EXPENSE CAP   EXPENSE CAP   EXPENSE CAP   EXPENSE CAP     FEES        WAIVED
----                                   -----------   -----------   -----------   -----------   ---------    --------
UBS Global Allocation Fund ...........    1.35%          2.10%        2.10%         1.10%      $676,514     $     --
UBS Global Equity Fund ...............    1.25           2.00         2.00          1.00        215,814       63,133
UBS Global Bond Fund .................    1.15           1.90         1.65          0.90        137,851       94,516
UBS U.S. Balanced Fund ...............    1.05           1.80         1.80          0.80         83,867       70,771
UBS U.S. Equity Fund .................    1.05           1.80         1.80          0.80        321,475      106,779
UBS U.S. Large Cap Growth Fund .......    1.05           1.80         1.80          0.80         13,055       56,178
UBS U.S. Small Cap Growth Fund .......    1.40           2.15         2.15          1.15        183,751       61,471
UBS U.S. Bond Fund ...................    0.85           1.60         1.35          0.60        216,750       72,996
UBS High Yield Fund ..................    0.95           1.70         1.45          0.70        453,617      287,767
UBS International Equity Fund ........    1.25           2.00         2.00          1.00        356,632       86,078
UBS U.S. Value Equity Fund ...........    1.10           1.85         1.85          0.85         18,777       72,426




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--------------------------------------------------------------------------------

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented approximately 24% of UBS Global Allocation Fund's net assets at December 31, 2002. Amounts relating to those investments at December 31, 2002 and for the period then ended, were as follows:

                                                                                  NET          CHANGE IN
                                                                     SALES      REALIZED     NET UNREALIZED
AFFILIATES                                          PURCHASES      PROCEEDS    GAIN/(LOSS)     GAIN/(LOSS)        VALUE
----------                                         -----------   -----------   -----------   --------------   -----------
UBS Small Cap Equity Relationship Fund ........... $        --   $        --    $   --         $(525,535)     $ 4,175,398
UBS High Yield Relationship Fund .................   5,700,000            --        --           403,341       11,163,072
UBS Emerging Markets Equity Relationship Fund ....   2,000,000            --        --          (691,894)      10,808,510
UBS Emerging Markets Debt Relationship Fund ......          --            --        --           337,591        3,557,096
UBS Supplementary Trust U.S. Cash
   Management Prime Fund .........................  63,604,734    56,493,128        --                --       15,738,641

The Funds may invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions received from the Supplementary Trust are reflected as interest income in the statements of operations. Amounts relating to those investments for the period ended December 31, 2002, were as follows:

                                                                                                      % OF
                                                            SALES       INTEREST                       NET
FUND                                     PURCHASES        PROCEEDS       INCOME        VALUE         ASSETS
----                                    -----------      -----------    --------    -----------      ------
UBS Global Allocation Fund ............ $63,604,734      $56,493,128     $73,485    $15,738,641       7.98%
UBS Global Equity Fund ................  14,958,820       14,380,303      15,297      1,493,820       2.64
UBS Global Bond Fund ..................  15,584,913       15,704,228       9,927      1,199,248       3.06
UBS U.S. Balanced Fund ................   5,726,572        7,527,157      11,278      1,080,514       4.51
UBS U.S. Equity Fund ..................  16,361,490       16,372,706      22,904      1,764,323       2.10
UBS U.S. Large Cap Growth Fund ........     430,319          384,334         124         45,985       1.41
UBS U.S. Small Cap Growth Fund ........   8,608,500       10,477,205      14,434      1,234,438       3.49
UBS U.S. Bond Fund ....................  40,508,639       41,405,421      40,333      1,939,585       2.04
UBS High Yield Fund ...................  53,146,032       52,441,711      71,974      1,668,212       1.00
UBS International Equity Fund .........  47,257,422       47,649,194      13,038        862,153       0.98
UBS U.S. Value Equity Fund ............     273,188          209,843         209         63,345       0.88

The following Funds have incurred brokerage commissions with affiliated broker dealers as listed below. Amounts relating to those transactions at December 31,2002, were as follows:

                                                    UBS              UBS
FUND                                             WARBURG LLC   PAINEWEBBER, INC.
----                                             -----------   -----------------
UBS Global Allocation Fund .....................   $10,234             --
UBS Global Equity Fund .........................     5,184             --
UBS U.S. Balanced Fund .........................     1,321             --
UBS U.S. Equity Fund ...........................    19,216             --
UBS U.S. Large Cap Growth Fund .................       395            $30
UBS U.S. Small Cap Growth Fund .................     1,973             --
UBS U.S. Value Equity Fund .....................       313             --



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--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

Investment transactions for the period ended December 31, 2002, excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                        SALES
FUND                                                  PURCHASES       PROCEEDS
----                                                ------------     -----------
UBS Global Allocation Fund ........................ $100,998,008     $69,381,351
UBS Global Equity Fund ............................   18,960,658      13,287,124
UBS Global Bond Fund ..............................   19,197,489      18,088,001
UBS U.S. Balanced Fund ............................   14,757,816      13,194,040
UBS U.S. Equity Fund ..............................   14,992,133      22,512,385
UBS U.S. Large Cap Growth Fund ....................    1,524,726       1,882,175
UBS U.S. Small Cap Growth Fund ....................   12,156,845       9,594,652
UBS U.S. Bond Fund ................................   73,105,741      58,392,399
UBS High Yield Fund ...............................   54,878,206      26,791,476
UBS International Equity Fund .....................   44,987,821      41,861,547
UBS U.S. Value Equity Fund ........................    5,774,989       1,876,038

For the period ended December 31, 2002, purchases and sales of long-term U.S. government securities were as follows:

                                                                         SALES
FUND                                                   PURCHASES       PROCEEDS
----                                                  ----------       ---------
UBS Global Allocation Fund ........................    $ 330,122       $ 197,566
UBS Global Bond Fund ..............................       48,430          49,703
UBS U.S. Balanced Fund ............................       78,075          70,806
UBS U.S. Bond Fund ................................      588,111         499,594


4.   FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statements of operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the period ended December 31, 2002, was the Funds' custodian.


5.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statements of operations reflects net realized and net unrealized gains and losses on these contracts.




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--------------------------------------------------------------------------------

6.   SECURITY LENDING

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lenders' fees, which are included in securities lending-net in the statements of operations. The Funds receive cash and/or securities as collateral against the loaned securities. The cash collateral received is invested in interest bearing securities which are included in the schedule of investments. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2002, were as follows:

                                      MARKET    CASH COLLATERAL  MARKET VALUE OF
                                     VALUE OF     RECEIVED FOR   INVESTMENTS OF
                                    SECURITIES     SECURITIES    CASH COLLATERAL
FUND                                  LOANED         LOANED         RECEIVED
----                                ----------  ---------------  ---------------
UBS Global Allocation Fund ........ $6,496,147    $6,624,623      $6,624,623
UBS International Equity Fund .....  6,133,780     6,350,170       6,350,170


7.   DISTRIBUTION PLANS

The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. Each Plan governs payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plan are as follows as a percentage of the average daily net assets of the Class of each of the Funds:

                                                  UBS         UBS         UBS
FUND                                             CLASS A     CLASS B     CLASS C
----                                             -------     -------     -------
UBS Global Allocation Fund ....................   0.25%       1.00%       1.00%
UBS Global Equity Fund ........................   0.25        1.00        1.00
UBS Global Bond Fund ..........................   0.25        1.00        0.75
UBS U.S. Balanced Fund ........................   0.25        1.00        1.00
UBS U.S. Equity Fund ..........................   0.25        1.00        1.00
UBS U.S. Large Cap Growth Fund ................   0.25        1.00        1.00
UBS U.S. Small Cap Growth Fund ................   0.25        1.00        1.00
UBS U.S. Bond Fund ............................   0.25        1.00        0.75
UBS High Yield Fund ...........................   0.25        1.00        0.75
UBS International Equity Fund .................   0.25        1.00        1.00
UBS U.S. Value Equity Fund ....................   0.25        1.00        1.00


8.   TRANSFER AGENCY SERVICES FEES

PFPC, Inc. ("PFPC") serves as the Funds' transfer agent. Pursuant to the Transfer Agency and Related Services Agreement between PFPC and the Trust, PFPC may delegate to an affiliated or unaffiliated entity, its obligation to perform certain transfer agency related services. PFPC, not the Funds, compensates UBS Global AM for delegated services.


9.   LINE OF CREDIT

The Trust has entered into an agreement with UBS AG, Stamford Branch to provide a 364-day $300 million committed line of credit to the Funds. Borrowings will be made for temporary purposes to fund redemptions. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.40%. The Funds pay an annual commitment fee of 0.09% of the average daily balance of the line of credit not utilized. The average borrowings under the agreement for the period ended December 31, 2002, were as follows:

                                          AVERAGE     NUMBER OF DAYS    INTEREST
FUND                                    BORROWINGS      OUTSTANDING       PAID
----                                    ----------    --------------    --------
UBS Global Allocation Fund ...........  $3,400,000          2             $403
UBS U.S. Equity Fund .................   4,300,000          5              995




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


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

10.  SHARES OF BENEFICIAL INTEREST

For the period ended December 31, 2002, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS A                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............  2,497,890       (198,434)       73,689      2,373,145
UBS Global Equity Fund ................    160,007       (188,147)       40,211         12,071
UBS Global Bond Fund ..................    244,838       (166,506)        3,266         81,598
UBS U.S. Balanced Fund ................     83,749        (35,017)        7,013         55,745
UBS U.S. Equity Fund ..................    317,061       (960,867)       10,981       (632,825)
UBS U.S. Large Cap Growth Fund ........     77,390        (96,997)           --        (19,607)
UBS U.S. Small Cap Growth Fund ........    361,417       (159,015)           --        202,402
UBS U.S. Bond Fund ....................  1,500,108     (1,114,426)       33,567        419,249
UBS High Yield Fund ...................  1,272,108     (1,384,661)      232,287        119,734
UBS International Equity Fund .........    215,544       (202,102)       15,407         28,849
UBS U.S. Value Equity Fund ............    120,660        (55,710)        1,670         66,620

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS B                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............    658,232        (80,742)       16,398        593,888
UBS Global Equity Fund ................     51,060            (87)        2,152         53,125
UBS Global Bond Fund ..................     78,860        (23,973)          774         55,661
UBS U.S. Balanced Fund ................    165,369        (35,052)        3,507        133,824
UBS U.S. Equity Fund ..................     32,148        (12,895)        1,547         20,800
UBS U.S. Large Cap Growth Fund ........     28,080        (19,214)           --          8,866
UBS U.S. Small Cap Growth Fund ........     34,066        (19,679)           --         14,387
UBS U.S. Bond Fund ....................    235,796        (65,068)        3,681        174,409
UBS High Yield Fund ...................    134,950       (408,063)       42,746       (230,367)
UBS International Equity Fund .........     27,889         (1,558)        1,913         28,244
UBS U.S. Value Equity Fund ............     83,581        (25,295)          923         59,209




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


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS C                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............  1,229,941        (95,948)       25,466      1,159,459
UBS Global Equity Fund ................     92,776        (11,977)        2,655         83,454
UBS Global Bond Fund ..................     38,712         (2,996)          225         35,941
UBS U.S. Balanced Fund ................     86,933         (7,217)        2,173         81,889
UBS U.S. Equity Fund ..................     20,217         (1,983)          897         19,131
UBS U.S. Large Cap Growth Fund ........     26,968        (67,160)           --        (40,192)
UBS U.S. Small Cap Growth Fund ........     36,818         (4,834)           --         31,984
UBS U.S. Bond Fund ....................    130,387        (79,994)        2,033         52,426
UBS High Yield Fund ...................    115,674       (193,716)       59,413        (18,629)
UBS International Equity Fund .........     25,088         (7,921)        1,615         18,782
UBS U.S. Value Equity Fund ............     75,209         (7,604)          347         67,952

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS Y                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............  2,087,733     (2,735,768)      441,776       (206,259)
UBS Global Equity Fund ................  1,365,660       (676,648)      118,545        807,557
UBS Global Bond Fund ..................  1,197,929     (1,391,159)       30,651       (162,579)
UBS U.S. Balanced Fund ................    226,471       (563,031)       48,527       (288,033)
UBS U.S. Equity Fund ..................    701,015       (689,507)      234,917        246,425
UBS U.S. Large Cap Growth Fund ........      3,864        (27,598)           --        (23,734)
UBS U.S. Small Cap Growth Fund ........    722,470       (886,578)           --       (164,108)
UBS U.S. Bond Fund ....................  1,413,410     (1,101,081)      141,511        453,840
UBS High Yield Fund ...................  6,695,510     (2,696,801)      390,777      4,389,486
UBS International Equity Fund .........  8,586,167     (8,274,998)      601,835        913,004
UBS U.S. Value Equity Fund ............    245,293        (16,578)        5,752        234,467

For the year ended June 30, 2002, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS A                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............    715,521       (127,567)       43,233        631,187
UBS Global Equity Fund ................  3,128,725     (1,578,288)       40,866      1,591,303
UBS Global Bond Fund ..................    984,747       (773,376)        2,030        213,401
UBS U.S. Balanced Fund ................    300,457        (18,636)        3,757        285,578
UBS U.S. Equity Fund ..................    708,862       (179,477)       11,062        540,447
UBS U.S. Large Cap Growth Fund ........    319,480       (140,346)        1,699        180,833
UBS U.S. Small Cap Growth Fund ........    213,258        (36,510)        5,820        182,568
UBS U.S. Bond Fund ....................  2,004,680       (274,863)       23,321      1,753,138
UBS High Yield Fund ...................  1,406,628     (1,889,150)      314,424       (168,098)
UBS International Equity Fund .........  1,278,780     (1,016,129)       30,484        293,135
UBS U.S. Value Equity Fund ............     94,668        (14,525)           --         80,143





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--------------------------------------------------------------------------------

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS B                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............    164,512        (16,187)          884        149,209
UBS Global Equity Fund ................     44,650            (10)           81         44,721
UBS Global Bond Fund ..................     43,303             --           207         43,510
UBS U.S. Balanced Fund ................    120,172        (19,146)          396        101,422
UBS U.S. Equity Fund ..................     23,188         (7,347)          237         16,078
UBS U.S. Large Cap Growth Fund ........     27,444         (9,309)           30         18,165
UBS U.S. Small Cap Growth Fund ........     81,729        (14,792)          355         67,292
UBS U.S. Bond Fund ....................    146,602        (13,754)          947        133,795
UBS High Yield Fund ...................    408,633       (910,331)       59,686       (442,012)
UBS International Equity Fund .........     16,034         (1,872)          787         14,949
UBS U.S. Value Equity Fund ............     35,795         (3,479)           --         32,316

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS C                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............    146,726         (2,182)          219        144,763
UBS Global Equity Fund ................     43,240         (6,324)          744         37,660
UBS Global Bond Fund ..................         --             --            --             --
UBS U.S. Balanced Fund ................     46,781         (2,237)           85         44,629
UBS U.S. Equity Fund ..................      5,264           (272)           68          5,060
UBS U.S. Large Cap Growth Fund ........     99,366         (9,774)          463         90,055
UBS U.S. Small Cap Growth Fund ........     54,771        (12,775)           73         42,069
UBS U.S. Bond Fund ....................    169,007        (61,276)        1,094        108,825
UBS High Yield Fund ...................    441,548       (585,864)       82,124        (62,192)
UBS International Equity Fund .........     85,602        (62,830)           --         22,772
UBS U.S. Value Equity Fund ............     25,369           (314)           --         25,055

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
CLASS Y                                 SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
-------                                 -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............  6,074,539     (5,947,592)      880,082      1,007,029
UBS Global Equity Fund ................ 12,705,436    (13,129,371)      103,897       (320,038)
UBS Global Bond Fund ..................  1,682,126     (2,629,806)       49,855       (897,825)
UBS U.S. Balanced Fund ................  1,214,669     (1,606,011)       53,510       (337,832)
UBS U.S. Equity Fund ..................  2,474,912     (4,407,500)      327,346     (1,605,242)
UBS U.S. Large Cap Growth Fund ........    118,647       (133,138)        1,660        (12,831)
UBS U.S. Small Cap Growth Fund ........  2,812,018     (2,993,966)      131,213        (50,735)
UBS U.S. Bond Fund .................... 25,786,380    (26,600,460)      448,819       (365,261)
UBS High Yield Fund ................... 12,655,217    (14,030,481)      707,677       (667,587)
UBS International Equity Fund ......... 84,473,748    (92,835,346)    2,329,414     (6,032,184)
UBS U.S. Value Equity Fund ............        431             --            --            431



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--------------------------------------------------------------------------------
THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    NET INCREASE
                                                                                     (DECREASE)
                                                         SHARES         DIVIDENDS     IN SHARES
UBS INVESTMENT FUNDS CLASS              SHARES SOLD    REPURCHASED     REINVESTED    OUTSTANDING
--------------------------              -----------    -----------     ----------   ------------
UBS Global Allocation Fund ............     29,669       (662,034)           --       (632,365)
UBS Global Equity Fund ................    121,155     (2,013,474)           --     (1,892,319)
UBS Global Bond Fund ..................         34       (122,117)           --       (122,083)
UBS U.S. Balanced Fund ................        535       (140,307)           --       (139,772)
UBS U.S. Equity Fund ..................     35,944       (400,785)           --       (364,841)
UBS U.S. Large Cap Growth Fund ........     24,524       (418,933)           --       (394,409)
UBS U.S. Small Cap Growth Fund ........     39,760       (241,359)           --       (201,599)
UBS U.S. Bond Fund ....................     38,862       (309,461)        2,786       (267,813)
UBS High Yield Fund ...................     10,605       (272,296)       17,013       (244,678)
UBS International Equity Fund .........     39,536       (436,791)           --       (397,255)
UBS U.S. Value Equity Fund ............         --             --            --             --

11.  REORGANIZATION

At the close of business August 16, 2002, the UBS Global Biotech Fund and the UBS Global Technology Fund were liquidated, as approved by the Board of Trustees, at net assets values of $4.79 and $2.89, respectively. The financial statements of these Funds are not included herein.

At the close of business on October 4, 2002, the UBS U.S. Value Equity Fund ("Acquiring Fund") acquired assets and liabilities of the UBS U.S. Large Cap Equity Fund ("Acquired Fund") by effecting a tax-free reorganization whereby UBS U.S. Value Equity Fund shares were exchanged for those of UBS U.S. Large Cap Equity Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                         UBS U.S.                  UBS U.S.
                                        LARGE CAP                   VALUE
                                       EQUITY FUND                EQUITY FUND                   NET
                                          SHARES      ACQUIRED      SHARES         NET       UNREALIZED
FUND ACQUIRED                           EXCHANGED      ASSETS       ISSUED        ASSETS    DEPRECIATION
-------------                          -----------   ---------    -----------  ----------   ------------
UBS U.S. Large Cap Equity Fund .......                                         $2,903,174    $(709,288)
Class A ..............................    88,889     $ 524,863      70,357
Class B ..............................    25,429       149,087      20,132
Class C ..............................    93,477       549,128      74,042
Class Y ..............................   285,930     1,680,096     224,762

The UBS U.S. Value Equity Fund's net assets immediately before the reorganization were $3,199,099.






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TRUSTEE INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust. who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee of the Trust, the Trustee's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.


The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.


Non-Interested Trustees:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS IN
                         POSITION HELD/                                               FUND COMPLEX
                           TERM/TIME         PRINCIPAL OCCUPATION(S) DURING           OVERSEEN BY           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     SERVED (1)                 PAST 5 YEARS                     TRUSTEE (2)            HELD BY TRUSTEE
----------------------   -------------    --------------------------------------     ----------------   ---------------------------
Walter E. Auch           Trustee          Mr. Auch is retired. Prior thereto,        Mr. Auch is a      Mr. Auch is a Trustee of
6001 N. 62nd Place       since 1994       he was Chairman and CEO of Chicago         trustee of three   Advisors Series Trust since
Paradise Valley,                          Board of Options Exchange (1979-1986).     investment         1997 (16 portfolios); Smith
AZ 85253                                  He is also a Trustee of UBS                companies          Barney Fund Complex since
Age: 81                                   Supplementary Trust since 1997.            (consisting of     1992 (27 portfolios); 40
                                                                                     manager.           portfolios Nicholas
                                                                                                        Applegate for which UBS
                                                                                                        Institutional Funds since
                                                                                                        Global AM 1992 (19
                                                                                                        portfolios) and (Americas)
                                                                                                        or Banyan Strategic Realty
                                                                                                        one of its Trust since
                                                                                                        1998. He is also affiliate
                                                                                                        serves a Director of
                                                                                                        Express as investment
                                                                                                        America Holdings Corp.
                                                                                                        advisor, sub- since 1992
                                                                                                        and Semele advisor or Grou
                                                                                                        Inc. since 1987.

Frank K. Reilly          Chairman and     Mr. Reilly is a Professor at the           Mr. Reilly is a    Mr. Reilly is a Director of
College of Business      Trustee          University of Notre Dame since 1982. He    director or        Discover Bank since 1993;
Administration           since 1993       is also a Trustee of UBS Supplementary     trustee of four    Morgan Stanley Trust, FSB
University of                             Trust since 1997. Mr. Reilly was a         investment         since 1996; and NIBCO,
Notre Dame                                Director of Battery Park Funds Inc.        companies          Inc. since 1993.
Notre Dame,                               (1995-2001).                               (consisting of
IN 46556-0399                                                                        41 portfolios
Age: 67                                                                              for which UBS
                                                                                     Global AM
                                                                                     (Americas) or
                                                                                     one of its
                                                                                     affiliates
                                                                                     serves as
                                                                                     investment
                                                                                     advisor, sub-
                                                                                     advisor or
                                                                                     manager.




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


--------------------------------------------------------------------------------
TRUSTEE INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS IN
                         POSITION HELD/                                                FUND COMPLEX
                           TERM/TIME         PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     SERVED (1)                 PAST 5 YEARS                      TRUSTEE (2)            HELD BY TRUSTEE
----------------------   -------------    --------------------------------------      ----------------   ---------------------------
Edward M. Roob           Trustee since    Mr. Roob is Retired. Prior thereto, he      Mr. Roob is a      Mr. Roob is a Trustee of
841 Woodbine Lane        1995             was a Senior Vice President of Daiwa        director or        the CCM Fund Complex since
Northbrook,                               Securities America Inc. 1986-1993. He is    trustee of four    2001 (9 portfolios).
IL  60002                                 also a Trustee of UBS Supplementary Trust   investment
Age: 68                                   since 1997 and Director of UBS Global       companies
                                          Asset Management Trust Company since        (consisting of
                                          1993. Mr. Roob was a Committee Member of    41 portfolios
                                          the Chicago Stock Exchange from             for which UBS
                                          1993-1999.                                  Global AM
                                                                                      (Americas) or
                                                                                      one of its
                                                                                      affiliates
                                                                                      serves as
                                                                                      investment
                                                                                      advisor, sub-
                                                                                      advisor or
                                                                                      manager.


Interested Trustee:

Brian M. Storms +**;     Trustee and      Mr. Storms is chief executive officer       Mr. Storms is a             None
Age: 48                  President        (since July 2002), director and president   trustee of three
                         since 2001       of UBS Global Asset Management (US), Inc.   investment
                                          ("UBS Global AM") since March 1999). He     companies
                                          is also chief executive officer (since      (consisting of
                                          July 2002), a member of the board of        40 portfolios
                                          directors and president of UBS Global AM    for which UBS
                                          (Americas) and UBS Global Asset             Global AM
                                          Management (New York) Inc. ("UBS Global     (Americas) or one
                                          AM (New York)") (since October 2001). Mr.   of its affiliates
                                          Storms was chief executive officer of UBS   serves as
                                          Global AM from October 2000 to September    investment advisor,
                                          2001 and chief operating officer of UBS     sub-advisor or
                                          Global AM (Americas) and UBS Global AM      manager.
                                          (New York) from September 2001 to July
                                          2002. He was a director or trustee of
                                          several investment companies in the UBS
                                          Family of Funds (1999-2001). He was
                                          president of Prudential Investments
                                          (1996-1999). Prior to joining Prudential
                                          Investments he was a managing director at
                                          Fidelity Investments. Mr. Storms is
                                          president and trustee of UBS
                                          Supplementary Trust since 2001. Mr.
                                          Storms is president of 20 investment
                                          companies (consisting of 41 portfolios)
                                          for which UBS Global AM or one of its
                                          affiliates serves as investment advisor
                                          or manager.



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116

--------------------------------------------------------------------------------
TRUSTEE INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


OFFICERS:

                                 POSITION HELD/
                                   TERM/TIME
NAME, ADDRESS AND AGE              SERVED (1)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------            --------------          -------------------------------------------
Amy R. Doberman**; 40          Vice President and        Ms. Doberman is a managing director and
                              Assistant Secretary        general counsel of UBS Aeltus, Ms. Doberman
                                   since 2001            was assistant chief Global AM. From December
                                                         1997 through July 2000, she was general
                                                         counsel of the SEC's Division of Investment
                                                         Management. Ms. Doberman is vice counsel of
                                                         Aeltus Investment Management, Inc. Prior to
                                                         working at president and assistant secretary
                                                         of UBS Supplementary Trust and three
                                                         investment companies (consisting of 40
                                                         portfolios) and vice president and secretary
                                                         of 20 investment companies (consisting of 41
                                                         portfolios) for which UBS Global AM
                                                         (Americas) or one of its affiliates serves
                                                         as investment advisor, sub-advisor or
                                                         manager.

David M. Goldenberg**; 36      Vice President and        Mr. Goldenberg is an executive director and
                                  Secretary              deputy general counsel of UBS Global AM.
                                  since 2002             From 2000-2002 he was director, legal
                                                         affairs at compliance for SSB Citi Asset
                                                         Management Group Lazard Asset Management.
                                                         Mr. Goldenberg was global director of from
                                                         1998-2000. He was associate general counsel
                                                         at Smith Barney Asset Management from
                                                         1996-1998. Prior to working at Smith Barney
                                                         Asset Management, Mr. Goldenberg was branch
                                                         chief and senior counsel in the SEC's
                                                         Division of Investment Management. Mr.
                                                         Goldenberg is vice president and secretary
                                                         of UBS Supplementary Trust and three
                                                         investment companies (consisting of 40
                                                         portfolios); and a vice president and
                                                         assistant secretary of 20 investment
                                                         companies (consisting of 41 portfolios) for
                                                         which UBS Global AM (Americas) or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Mark F. Kemper*; 45           Assistant Secretary        Mr. Kemper is an Executive Director of UBS
                                   since 1999            Global AM (Americas) since 2001. He was
                                                         Director of UBS Global AM (Americas)
                                                         1997-2000; Partner of UBS Global AM
                                                         (Americas) 1993-1996; Secretary of UBS
                                                         Global AM (Americas) since 1999; Assistant
                                                         Secretary of UBS Global AM (Americas)
                                                         1993-1999; Assistant Secretary of UBS Global
                                                         Asset Management Trust Company since 1993.
                                                         Secretary of UBS Global Asset Management
                                                         (New York) since 1998 and Assistant
                                                         Secretary, Brinson Holdings, Inc. 1993-1998.
                                                         Mr. Kemper is an Assistant Secretary of UBS
                                                         Supplementary Trust and of two investment
                                                         companies (consisting of 38 portfolios) for
                                                         which UBS Global AM (Americas) or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.





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                                                                             117

--------------------------------------------------------------------------------
TRUSTEE INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


                                 POSITION HELD/
                                   TERM/TIME
NAME, ADDRESS AND AGE              SERVED (1)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------            --------------          -------------------------------------------
Joseph T. Malone**; 35        Assistant Treasurer        Mr. Malone is a director and a senior
                                  since 2001             manager of the mutual fund finance
                                                         department of UBS Global AM. From August
                                                         2000 through June 2001, he was the
                                                         controller at AEA Investors Inc. From March
                                                         1998 to August 2000, Mr. Malone was a
                                                         manager within investment management
                                                         services of PricewaterhouseCoopers LLC.
                                                         Prior to March 1998, he was a vice president
                                                         of the mutual fund services group of Bankers
                                                         Trust & Co. Mr. Malone is an assistant
                                                         treasurer of UBS Supplementary Trust and of
                                                         three investment companies (consisting of 40
                                                         portfolios) for which UBS Global AM
                                                         (Americas) or one of its affiliates serves
                                                         as investment advisor, sub-advisor or
                                                         manager.

Rita Rubin**; 32              Assistant Secretary        Ms. Rubin is a director and assistant
                                  since 2002             general counsel of UBS Global AM. From
                                                         1999-2001, she was an attorney with the law
                                                         firm of Kirkpatrick & Lockhart LLP. Prior
                                                         thereto, she was a legal administrative
                                                         officer at Alliance Capital Management, L.P.
                                                         Ms. Rubin is an assistant secretary of UBS
                                                         Supplementary Trust and of three investment
                                                         companies (consisting of 41 portfolios) for
                                                         which UBS Global AM (Americas) or one of its
                                                         affiliates serves as investment advisor,
                                                         sub-advisor or manager.

Paul H. Schubert**; 40            Treasurer and          Mr. Schubert is an executive director and
                              Principal Accounting       head of the mutual fund finance department
                                    Officer              of UBS Global AM. Mr. Schubert is treasurer
                                  since 2001             and portfolios), a vice president and
                                                         principal accounting officer of UBS
                                                         Supplementary Trust and of two treasurer of
                                                         20 investment companies investment companies
                                                         (consisting of 38 (consisting of 41
                                                         portfolios), treasurer and chief financial
                                                         officer of one investment company
                                                         (consisting of two portfolios) and treasurer
                                                         of one investment company (consisting of two
                                                         portfolios) for which UBS Global AM
                                                         (Americas) or one of its affiliates serves
                                                         as investment advisor, sub-advisor or
                                                         manager.



(1) Each Trustee holds office for an indefinite term.

(2) Messrs. Reilly and Roob also serve on the Board of Directors of Fort Dearborn Income Securities, Inc.

  * This person's business address is UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

 ** This person's business address is UBS Global Asset Management (US) Inc., 51
    West 52nd Street, New York, NY 10019-6114.

  + Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act, by virtue of his positions with the advisor, UBS Global AM and/or UBS PaineWebber.





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                                  THE UBS FUNDS
--------------------------------------------------------------------------------
   One North Wacker Drive  o  Chicago, Illinois 60606  o  Tel: (800) 647-1568